UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number:  811-8066

                            INVESCO Stock Funds, Inc.
                     -------------------------------------
               (Exact name of registrant as specified in charter)

                4350 South Monaco Street, Denver, Colorado 80237
                ------------------------------------------------
               (Address of principal executive offices) (Zip code)

      Glen A. Payne, Esq., 4350 South Monaco Street, Denver, Colorado 80237
      ---------------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 720-624-6300

Date of fiscal year end: July 31, 2003

Date of reporting period: July 31, 2003

ITEM 1. REPORT TO SHAREHOLDERS

JULY 31, 2003

ANNUAL REPORT





INVESCO STOCK FUNDS, INC.

DYNAMICS FUND

GROWTH FUND

GROWTH & INCOME FUND

MID-CAP GROWTH FUND

S&P 500 INDEX FUND

SMALL COMPANY GROWTH FUND

VALUE EQUITY FUND



"AFTER THREE YEARS OF DECLINES IN THE STOCK MARKET, CONDITIONS IMPROVED..."

SEE PAGE 18





[INVESCO ICON] INVESCO(R)

[PHOTOGRAPH OF RAYMOND R. CUNNINGHAM OMITTED]

NEW DISTRIBUTOR FOR INVESCO FUNDS

FELLOW SHAREHOLDER:

In recent months, we at INVESCO have taken some key steps in our ongoing effort to provide you with high-quality investment products and services. As you may have already heard, we've decided to work more closely with AIM Investments(SM),* a well-respected leader in the asset management industry. As a result, A I M Distributors, Inc., became the distributor of INVESCO's U.S. retail funds effective July 1, 2003. This move has allowed us to create a single distribution system for both our companies that is supported by more than 200,000 financial consultants.

Some of the INVESCO stock funds discussed in this annual report also underwent portfolio management shifts on July 1. You'll notice that, while the investment objectives for Growth Fund, Growth & Income Fund, and Value Equity Fund remain the same, these funds are now under the stewardship of veteran portfolio management teams from AIM. You can read more about the new managers in the relevant fund reports.

Another step we hope to take in combining resources with AIM is the restructuring of 14 INVESCO funds and six AIM funds. By now you've likely received one or more proxies concerning your INVESCO funds, and I encourage you to vote every proxy you receive. There are three convenient ways to vote. For those of you with Internet access, simply go to www.aiminvestments.com and click on the icon for Proxy Voting. Or, you can mail your proxy card in the postage-paid envelope that accompanies every proxy. The final option is to phone in your vote by calling 1-800-880-9347.

Thank you for your continued support. If you have questions about any of these changes, please don't hesitate to call us at 1-800-959-4246.

Sincerely,

/s/Ray Cunningham

Ray Cunningham
President and CEO, INVESCO Funds Group, Inc.

*AIM INVESTMENTS IS A SERVICE MARK OF A I M MANAGEMENT GROUP INC. AND IS THE SUBJECT OF A PENDING APPLICATION FOR TRADEMARK REGISTRATION. A I M ADVISORS, INC., A I M CAPITAL MANAGEMENT, INC., AIM PRIVATE ASSET MANAGEMENT, INC. AND AIM ALTERNATIVE ASSET MANAGEMENT COMPANY, INC. ARE THE INVESTMENT ADVISORS FOR THE PRODUCTS AND SERVICES REPRESENTED BY AIM INVESTMENTS. A I M DISTRIBUTORS, INC. IS THE DISTRIBUTOR FOR THE RETAIL MUTUAL FUNDS AND FUND MANAGEMENT COMPANY IS THE DISTRIBUTOR FOR THE INSTITUTIONAL MONEY MARKET FUNDS REPRESENTED BY AIM INVESTMENTS.

                                                             INVESCO STOCK FUNDS, INC.
                                                       TOTAL RETURN PERIODS ENDED 7/31/03*

                                                                                                                     Manager's
                                                             Cumulative                           10 years or         Report
Fund (Inception)                                              6 months      1 year     5 years+  Since Inception^     Page #
-------------------------------------------------------------------------------------------------------------------------------
DYNAMICS FUND - CLASS A (4/02) WITH SALES CHARGE               14.13%        12.04%      N/A       (15.95%)^+           3
-------------------------------------------------------------------------------------------------------------------------------
DYNAMICS FUND - CLASS B (4/02) WITH CDSC                       15.40%        12.72%      N/A       (16.24%)^+           3
-------------------------------------------------------------------------------------------------------------------------------
DYNAMICS FUND - CLASS C (2/00) WITH CDSC                       19.31%        16.47%      N/A       (20.99%)^+           3
-------------------------------------------------------------------------------------------------------------------------------
DYNAMICS FUND - CLASS K (12/00)                                20.64%        18.40%      N/A       (19.17%)^+           3
-------------------------------------------------------------------------------------------------------------------------------
DYNAMICS FUND - INVESTOR CLASS (9/67)                          20.74%        18.50%     (1.43%)      8.75%              3
-------------------------------------------------------------------------------------------------------------------------------
DYNAMICS FUND - INSTITUTIONAL CLASS (5/00)                     21.12%        19.12%      N/A       (17.74%)^+           3
-------------------------------------------------------------------------------------------------------------------------------
GROWTH  FUND - CLASS A (4/02)  WITH SALES CHARGE               13.29%         2.87%      N/A       (21.68%)^+           6
-------------------------------------------------------------------------------------------------------------------------------
GROWTH  FUND - CLASS B (4/02) WITH CDSC                        15.13%         4.82%      N/A       (21.42%)^+           6
-------------------------------------------------------------------------------------------------------------------------------
GROWTH  FUND - CLASS C (2/00)  WITH CDSC                       18.86%         8.38%      N/A       (32.52%)^+           6
-------------------------------------------------------------------------------------------------------------------------------
GROWTH  FUND - CLASS K (12/00)                                 20.44%        10.00%      N/A       (35.72%)^+           6
-------------------------------------------------------------------------------------------------------------------------------
GROWTH  FUND - INVESTOR CLASS (11/35)                          20.00%         9.76%    (15.27%)      0.49%              6
-------------------------------------------------------------------------------------------------------------------------------
GROWTH & INCOME FUND - CLASS A (4/02) WITH SALES CHARGE        11.52%         1.52%      N/A       (20.29%)^+           8
-------------------------------------------------------------------------------------------------------------------------------
GROWTH & INCOME FUND - CLASS B (4/02) WITH CDSC                12.62%         1.61%      N/A       (20.69%)^+           8
-------------------------------------------------------------------------------------------------------------------------------
GROWTH & INCOME FUND - CLASS C (2/00) WITH CDSC                16.36%         5.39%      N/A       (24.40%)^+           8
-------------------------------------------------------------------------------------------------------------------------------
GROWTH & INCOME FUND - CLASS K (12/00)                         17.73%         7.10%      N/A       (26.42%)^+           8
-------------------------------------------------------------------------------------------------------------------------------
GROWTH & INCOME FUND - INVESTOR  CLASS (7/98)                  17.84%         7.23%     (6.56%)     (4.44%)^+           8
-------------------------------------------------------------------------------------------------------------------------------
MID-CAP GROWTH  FUND - CLASS A (10/01) WITH SALES CHARGE       11.13%         9.22%      N/A         6.35%^+           11
-------------------------------------------------------------------------------------------------------------------------------
MID-CAP GROWTH  FUND - CLASS B (10/01) WITH CDSC               12.26%         9.82%      N/A         6.84% ^+          11
-------------------------------------------------------------------------------------------------------------------------------
MID-CAP GROWTH  FUND - CLASS C (10/01) WITH CDSC               16.19%        13.36%      N/A         8.50%^+           11
-------------------------------------------------------------------------------------------------------------------------------
MID-CAP GROWTH  FUND - INSTITUTIONAL CLASS (9/98)              17.88%        16.03%      N/A         9.58% ^+          11
-------------------------------------------------------------------------------------------------------------------------------
MID-CAP GROWTH  FUND - INVESTOR CLASS (9/02)                   17.65%         N/A        N/A        20.07%^u           11
-------------------------------------------------------------------------------------------------------------------------------
S&P 500 INDEX FUND - INSTITUTIONAL CLASS (12/97)               16.35%         9.98%     (1.64%)      1.94%^+           13
-------------------------------------------------------------------------------------------------------------------------------
S&P 500 INDEX FUND - INVESTOR CLASS (12/97)                    16.25%         9.73%     (1.71%)      2.05%^+           13
-------------------------------------------------------------------------------------------------------------------------------
SMALL COMPANY GROWTH FUND - CLASS A (4/02) WITH SALES CHARGE   16.55%        12.36%      N/A       (12.22%)^+          14
-------------------------------------------------------------------------------------------------------------------------------
SMALL COMPANY GROWTH FUND - CLASS B (4/02) WITH CDSC           17.95%        12.84%      N/A       (12.18%)^+          14
-------------------------------------------------------------------------------------------------------------------------------
SMALL COMPANY GROWTH FUND - CLASS C (2/00) WITH CDSC           21.14%        16.45%      N/A       (18.67%)^+          14
-------------------------------------------------------------------------------------------------------------------------------
SMALL COMPANY GROWTH FUND - CLASS K (12/01)                    23.33%        18.51%      N/A        (9.57%)^+          14
-------------------------------------------------------------------------------------------------------------------------------
SMALL COMPANY GROWTH FUND - INVESTOR CLASS (12/91)             23.33%        18.79%      3.17%       8.69%             14
-------------------------------------------------------------------------------------------------------------------------------
VALUE EQUITY FUND - CLASS A (4/02) WITH SALES CHARGE            7.91%         1.98%      N/A       (13.72%)^+          16
-------------------------------------------------------------------------------------------------------------------------------
VALUE EQUITY FUND - CLASS B (4/02) WITH CDSC                    8.83%         2.30%      N/A       (13.28%)^+          16
-------------------------------------------------------------------------------------------------------------------------------
VALUE EQUITY FUND - CLASS C (2/00) WITH CDSC                   12.91%         6.30%      N/A        (4.38%)^+          16
-------------------------------------------------------------------------------------------------------------------------------
VALUE EQUITY FUND - INVESTOR CLASS (5/86)                      14.29%         8.10%     (2.70%)      7.68%             16
-------------------------------------------------------------------------------------------------------------------------------

*PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL VARY SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. THE FUNDS' CLASS A PERFORMANCE REFLECTS THE MAXIMUM SALES CHARGE OF 5.50%. THE FUNDS' CLASS B AND CLASS C PERFORMANCE REFLECTS THE DEDUCTION OF THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE (CDSC) FOR THE PERIODS SHOWN. THE CDSC ON CLASS B SHARES DECLINES FROM 5% BEGINNING AT THE TIME OF PURCHASE TO 0% AT THE BEGINNING OF THE SEVENTH YEAR. THE CDSC ON CLASS C SHARES IS 1% FOR THE FIRST 13 MONTHS AFTER PURCHASE. EFFECTIVE AUGUST 18, 2003, THE CDSC ON CLASS C SHARES IS 1% FOR THE FIRST 12 MONTHS AFTER PURCHASE. THE PERFORMANCE OF THE FUNDS' INVESTOR CLASS, INSTITUTIONAL CLASS, CLASS A, CLASS B, CLASS C AND CLASS K SHARES WILL DIFFER DUE TO THE DIFFERENT SALES CHARGE STRUCTURES AND EXPENSES. INVESTOR CLASS SHARES ARE CLOSED TO NEW INVESTORS AS OF APRIL 1, 2002.

+AVERAGE ANNUALIZED

uNOT ANNUALIZED

^FOR FUNDS OR SHARE CLASSES INTRODUCED MORE RECENTLY

PERFORMANCE INFORMATION PROVIDED IN THIS REPORT DOES NOT REFLECT THE DEDUCTION OF TAXES SHAREHOLDERS PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

THE INDUSTRIES AND/OR SECTORS USED FOR PORTFOLIO SECURITIES CLASSIFICATION THAT MAY BE USED THROUGHOUT THIS REPORT ARE THE GLOBAL INDUSTRY CLASSIFICATION STANDARD WHICH WAS DEVELOPED BY AND IS THE EXCLUSIVE PROPERTY AND A SERVICE MARK OF MORGAN STANLEY CAPITAL INTERNATIONAL INC., AND STANDARD & POOR'S.(R)

TABLE OF CONTENTS

LETTER FROM THE PRESIDENT & CEO.......1

FUND REPORTS..........................3

MARKET HEADLINES.....................18

INVESTMENT HOLDINGS..................19

FINANCIAL STATEMENTS.................62

NOTES TO FINANCIAL

STATEMENTS...........................82

FINANCIAL HIGHLIGHTS.................93

OTHER INFORMATION...................120

YOUR FUND'S REPORT

DYNAMICS FUND

FUND PERFORMANCE

DEAR SHAREHOLDER:

For the year ended July 31, 2003, the value of Dynamics Fund-Investor Class shares advanced by 18.50%, underperforming the Russell Midcap Growth Index, which gained 23.15%. (Of course, past performance is not a guarantee of future results.)(1),(2) For performance of other share classes, please see page 2.

MOST ECONOMIC SECTORS ADVANCED

Overall, it was a strong period for the fund, as all but one of the fund's economic sector weightings finished the fiscal year on positive ground. The lone exception was the consumer staples sector, where our underweighted exposure was hurt by food and household product stocks. By period-end, we sold our positions in the underperforming stocks, believing better growth opportunities could be found elsewhere.

Although it was a strong period in an absolute sense, on a relative basis several areas detracted from performance. In a few of these weaker areas, our stock selection was on the mark, but our sector selection detracted from relative performance. For example, our industrial holdings outperformed the broader industrial sector. However, our weighting in the group was in line with that of the market, and because industrials underperformed the market overall, we would have been better served had we underweighted industrials. The same was true in the financial services sector. Once again, our stock selection added value, as our picks in the group outperformed the financial services group on the whole. However, the fact that we were overweighted in a lagging sector undermined returns.

--------------------------------------------------------------------------------
                                DYNAMICS FUND --
                          Top 10 COMMON STOCK HOLDINGS
                       % OF TOTAL NET ASSETS AS OF 7/31/03
--------------------------------------------------------------------------------

Teva Pharmaceutical Industries Ltd Sponsored ADR
  Representing Ord Shrs............................1.94%
Gilead Sciences....................................1.87%
Alcon Inc..........................................1.67%
Varian Medical Systems.............................1.52%
Legg Mason.........................................1.45%
Lamar Advertising Class A Shrs.....................1.41%
EchoStar Communications Class A Shrs...............1.38%
UTStarcom Inc......................................1.34%
Amdocs Ltd.........................................1.28%
Robert Half International..........................1.25%

HOLDINGS AND COMPOSITION OF HOLDINGS ARE SUBJECT TO CHANGE.
--------------------------------------------------------------------------------

ENERGY STOCKS HURT RELATIVE PERFORMANCE

Other areas of weakness included the fund's energy holdings. For most of the period, we were overweighted in services companies and in oil and gas companies. In our view, prices of the underlying commodities were likely headed higher. On the one hand, if the economy improved, we believed that demand for energy would increase. On the other, we felt that turmoil in the Middle East could lead to potential oil supply disruptions. We were right: Oil and natural gas prices rose throughout the spring, and the stocks performed well. However, the sector lost momentum during the second quarter and gave back a significant portion of those earlier gains. Although our energy holdings finished the period in the black, they hurt relative performance.

Even with these areas of relative weakness, when you consider the annual returns recorded during the past few years, it's hard to be too disappointed with returns in the high teens. Indeed, as we previously outlined, most of our sector allocations advanced during the year on an absolute basis. And several of our holdings contributed positively on a relative basis as well.

LINE GRAPH: INVESCO DYNAMICS FUND - INVESTOR CLASS GROWTH OF $10,000(1)

This line graph compares the value of a $10,000 investment in INVESCO Dynamics Fund - Investor Class to the value of a $10,000 investment in the Russell Midcap Growth Index(2), assuming in each case reinvestment of all dividends and capital gain distributions, for the ten year period ended 7/31/03.

      INVESCO Dynamics Fund - Investor Class    Russell Midcap Growth Index(2)

7/93  $10,000                                   $10,000
7/94  $10,723                                   $10,524
7/95  $14,007                                   $13,761
7/96  $15,358                                   $14,759
7/97  $20,989                                   $20,617
7/98  $24,849                                   $22,336
7/99  $33,293                                   $27,181
7/00  $50,052                                   $39,075
7/01  $31,062                                   $26,645
7/02  $19,516                                   $19,003
7/03  $23,127                                   $23,403

BIOTECHNOLOGY AND PHARMACEUTICAL STOCKS ADDED VALUE

The fund's health care stocks made the most significant positive contributions to relative performance. Although our weighting in the sector was less than that of the market, our stock selection more than made up for our lack of exposure. Standouts included the fund's biotechnology, health care services and pharmaceutical stocks, led by Gilead Sciences and Teva Pharmaceutical Industries Ltd.

Our technology stocks were another bright spot. Overall fund performance was aided by our decision to overweight our technology exposure vis-a-vis the benchmark, the Russell Midcap Growth Index. Most technology subsectors advanced during the year and triple digit returns were not uncommon. Among the portfolio's better performers were BEA Systems in software, Expedia Inc in Internet Software, UTStarcom Inc in communications equipment and Altera Corp in semiconductors.

LINE GRAPH: INVESCO DYNAMICS FUND - CLASS  A & B GROWTH OF $10,000(1)

This line graph compares the value of a $10,000 investment in INVESCO Dynamics Fund - Class A and the value of a $10,000 investment in INVESCO Dynamics Fund - Class B to the value of a $10,000 investment in the Russell Midcap Growth Index(2), assuming in each case reinvestment of all dividends and capital gain distributions, and in the cases of INVESCO Dynamics Fund - Class A and Class B inclusion of front-end sales charge and contingent deferred sales charge, respectively, for the period since inception (4/02) through 7/31/03.

      INVESCO DYNAMICS FUND - CLASS A         INVESCO DYNAMICS FUND - CLASS B        RUSSELL MIDCAP GROWTH INDEX(2)
4/02  $10,000                                 $10,000                                $10,000
7/02  $ 6,689                                 $ 7,046                                $ 7,380
7/03  $ 7,931                                 $ 7,894                                $ 9,088

LINE GRAPH: INVESCO DYNAMICS FUND - CLASS C GROWTH OF $10,000(1)

This line graph compares the value of a $10,000 investment in INVESCO Dynamics Fund - Class C to the value of a $10,000 investment in the Russell Midcap Growth Index(2), assuming in each case reinvestment of all dividends and capital gain distributions, and in the case of INVESCO Dynamics Fund - Class C inclusion of contingent deferred sales charge, for the period since inception (2/00) through 7/31/03.

      INVESCO Dynamics Fund - Class C            Russell Midcap Growth Index(2)

2/00  $10,000                                    $10,000
7/00  $ 9,834                                    $ 8,682
7/01  $ 6,053                                    $ 5,920
7/02  $ 3,767                                    $ 4,222
7/03  $ 4,425                                    $ 5,200

(1)PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. THE LINE GRAPHS ILLUSTRATE THE VALUE OF A $10,000 INVESTMENT, PLUS REINVESTED DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ALONG WITH APPLICABLE FRONT-END SALES CHARGES AND CDSC. THE CHARTS AND OTHER TOTAL RETURN FIGURES CITED REFLECT THE FUND'S OPERATING EXPENSES, BUT THE INDEX DOES NOT HAVE EXPENSES, WHICH WOULD HAVE LOWERED ITS PERFORMANCE.

(2)THE RUSSELL MIDCAP GROWTH INDEX MEASURES THE PERFORMANCE OF THOSE RUSSELL MIDCAP COMPANIES WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES. THE INDEX IS NOT MANAGED; THEREFORE, ITS PERFORMANCE DOES NOT REFLECT MANAGEMENT FEES AND OTHER EXPENSES ASSOCIATED WITH THE FUND INCLUDING FRONT-END SALES CHARGES AND CDSC. INVESTORS CANNOT INVEST DIRECTLY IN ANY MARKET INDEX.

AT ANY GIVEN TIME, THE FUND MAY BE SUBJECT TO SECTOR RISK, WHICH MEANS A CERTAIN SECTOR MAY UNDERPERFORM OTHER SECTORS OR THE MARKET AS A WHOLE. THE FUND IS NOT LIMITED WITH RESPECT TO THE SECTORS IN WHICH IT CAN INVEST.

FUND MANAGEMENT

[PHOTOGRAPH OF TIMOTHY J. MILLER OMITTED]

TIMOTHY J. MILLER, CFA

CHIEF INVESTMENT OFFICER TIM MILLER IS MANAGER OF INVESCO DYNAMICS FUND. HE ALSO LEADS INVESCO'S GROWTH INVESTMENT MANAGEMENT TEAM. PRIOR TO JOINING INVESCO FUNDS GROUP, TIM WAS ASSOCIATED WITH MISSISSIPPI VALLEY ADVISORS FOR 13 YEARS, WHERE HE WAS AN ANALYST AND PORTFOLIO MANAGER. HE HOLDS AN MBA FROM THE UNIVERSITY OF MISSOURI (ST. LOUIS), A BSBA FROM ST. LOUIS UNIVERSITY, AND IS A CHARTERED FINANCIAL ANALYST CHARTERHOLDER. TIM HAS MORE THAN 20 YEARS OF INVESTMENT EXPERIENCE.

Going forward, we believe the economy remains on track for a modest economic recovery during 2003. In our opinion, recent economic data support this view. Therefore, we continue to emphasize companies that we believe will thrive in the environment we anticipate. Furthermore, we remain confident that we will be able to find compelling mid-cap growth companies that will allow us to deliver on the fund's mandate.

LINE GRAPH: INVESCO DYNAMICS FUND - CLASS K GROWTH OF $10,000(1)

This line graph compares the value of a $10,000 investment in INVESCO Dynamics Fund - Class K to the value of a $10,000 investment in the Russell Midcap Growth Index(2), assuming in each case reinvestment of all dividends and capital gain distributions, for the period since inception (12/00) through 7/31/03.

         INVESCO Dynamics Fund - Class K         Russell Midcap Growth Index(2)

12/00    $10,000                                 $10,000
 7/01    $ 7,640                                 $ 8,544
 7/02    $ 4,789                                 $ 6,094
 7/03    $ 5,670                                 $ 7,504

LINE GRAPH: INVESCO DYNAMICS FUND - INSTITUTIONAL CLASS GROWTH OF $10,000(1)

This line graph compares the value of a $10,000 investment in INVESCO Dynamics Fund - Institutional Class to the value of a $10,000 investment in the Russell Midcap Growth Index(2), assuming in each case reinvestment of all dividends and capital gain distributions, for the period since inception (5/00) through 7/31/03.

      INVESCO Dynamics Fund -
      Institutional Class                Russell Midcap Growth Index(2)

5/00  $10,000                             $10,000
7/00  $11,474                             $10,361
7/01  $ 7,139                             $ 7,065
7/02  $ 4,501                             $ 5,039
7/03  $ 5,362                             $ 6,205

PIE CHART:  DYNAMICS FUND
            INDUSTRY BREAKDOWN
            AS OF 7/31/03
            [PIE CHART]

            % OF TOTAL NET ASSETS

            Application Software...................6.69%
            Pharmaceuticals........................5.14%
            Semiconductors.........................4.74%
            Health Care Equipment..................4.55%
            Biotechnology..........................4.13%
            Semiconductor Equipment................3.50%
            Managed Health Care....................3.15%
            Investment Adviser/Broker
            Dealer Services........................3.04%
            Cable & Satellite Operators............2.92%
            Data Processing Services...............2.76%
            Other Industries......................59.28%
            Net Cash & Cash Equivalents............0.10%

YOUR FUND'S REPORT

GROWTH FUND

FUND PERFORMANCE

DEAR SHAREHOLDER:

For the year ended July 31, 2003, Growth Fund-Investor Class shares posted a gain of 9.76%. In comparison, the Russell 1000 Growth Index advanced 11.64% during the same time frame. (Of course, past performance is not a guarantee of future results.)(3),(4) For performance of other share classes, please see page 2.

INDUSTRIAL HOLDINGS DISAPPOINT

It was a difficult year for many companies within the industrials sector, and the fund's holdings in this area underperformed. Specifically, General Electric weighed on the fund's return during the period. In addition, some of our aerospace and defense stocks detracted, as many of these names appeared to be hindered by their exposure to airline bankruptcies.

The fund was also held back somewhat by its position in consumer staples. Although underweight relative to the index in this area, more defensive holdings such as Coca-Cola Co lagged the broad market by a significant margin for the annual period. Furthermore, the fund maintained few telecommunications holdings during the year. One of these -- AT&T Wireless Services -- was a detractor though many companies in the sector saw substantial gains. (AT&T Wireless Services is no longer a portfolio holding.)

STRONG STOCK SELECTION IN TECH AND FINANCIAL SECTORS BENEFICIAL

The technology sector performed extremely well during the second half of the fiscal year, and the fund was positioned to take advantage of this trend.
Indeed, we held an overweighting in technology relative to the index; furthermore, our tech holdings outpaced their counterparts in the Russell 1000 Growth Index. Intel Corp, Cisco Systems, and VERITAS Software were among the leaders for the fund.

We also had success with our positioning in the financial services sector. As the period progressed, we moved from focusing on regional banks -- which did well early on -- to emphasizing more diversified multi-national companies, and the timing of this shift worked well for the fund. For example, Citigroup Inc and JP Morgan Chase & Co both finished the year with strong gains.

PURSUING THE MARKET'S GROWTH STORIES

We continue to target companies that we believe possess strong fundamentals and the potential for significant growth over the long term. Given this underlying objective, we believe the fund is positioned to perform well in an improving economic environment because of its emphasis on more economically sensitive stocks. Furthermore, it is relatively concentrated with around 60 stocks and has substantial position sizes in some of the largest market-capitalization companies.

--------------------------------------------------------------------------------
                                 GROWTH FUND --
                          TOP 10 COMMON STOCK HOLDINGS
                       % OF TOTAL NET ASSETS AS OF 7/31/03
--------------------------------------------------------------------------------

Citigroup Inc.............................................4.47%
Pfizer Inc................................................4.27%
Microsoft Corp............................................4.05%
Intel Corp................................................3.67%
Cisco Systems.............................................3.14%
Johnson & Johnson.........................................2.68%
Wal-Mart Stores...........................................2.65%
Software HOLDRs Trust.....................................2.60%
JP Morgan Chase & Co......................................2.55%
United Technologies.......................................2.45%

HOLDINGS AND COMPOSITION OF HOLDINGS ARE SUBJECT TO CHANGE.
--------------------------------------------------------------------------------

SINCE  7/1/03 THE FUND HAS BEEN  MANAGED BY  GEOFFREY  V.  KEELING AND ROBERT L.
SHOSS.

LINE GRAPH: INVESCO GROWTH FUND - INVESTOR CLASS GROWTH OF $10,000(3)

This line graph  compares the value of a $10,000  investment  in INVESCO  Growth
Fund - Investor Class to the value of a $10,000 investment in the Russell 1000 Growth Index(4), assuming in each case reinvestment of all dividends and capital gain distributions, for the ten year period ended 7/31/03.

      INVESCO Growth Fund - Investor Class       Russell 1000 Growth Index(4)

7/93  $10,000                                    $10,000
7/94  $10,211                                    $10,499
7/95  $11,769                                    $13,798
7/96  $13,701                                    $15,939
7/97  $19,657                                    $24,204
7/98  $24,038                                    $29,025
7/99  $29,526                                    $36,003
7/00  $40,868                                    $44,780
7/01  $17,804                                    $29,080
7/02  $ 9,564                                    $20,720
7/03  $10,497                                    $23,131

LINE GRAPH: INVESCO GROWTH FUND - CLASS C GROWTH OF $10,000(3)

This line graph compares the value of a $10,000 investment in INVESCO Growth Fund - Class C to the value of a $10,000 investment in the Russell 1000 Growth Index(4), assuming in each case reinvestment of all dividends and capital gain distributions, and in the case of INVESCO Growth Fund - Class C inclusion of contingent deferred sales charge, for the period since inception (2/00) through 7/31/03.

      INVESCO Growth Fund - Class C              Russell 1000 Growth Index(4)

2/00  $10,000                                    $10,000
7/00  $10,218                                    $ 9,992
7/01  $ 4,428                                    $ 6,489
7/02  $ 2,344                                    $ 4,623
7/03  $ 2,563                                    $ 5,161

PIE CHART:  GROWTH FUND
            INDUSTRY BREAKDOWN
            AS OF 7/31/03
            [PIE CHART]

            % OF TOTAL NET ASSETS

            Pharmaceuticals.......................12.54%
            Diversified Financial Services.........9.24%
            Systems Software.......................7.44%
            Semiconductors.........................6.56%
            Biotechnology..........................5.20%
            Health Care Equipment..................5.10%
            Application Software...................4.98%
            Diversified Banks......................4.57%
            Investment Companies...................3.58%
            Networking Equipment...................3.14%
            Other Industries......................34.39%
            Net Cash & Cash Equivalents............3.26%

LINE GRAPH: INVESCO GROWTH FUND - CLASS K GROWTH OF $10,000(3)

This line graph compares the value of a $10,000 investment in INVESCO Growth Fund - Class K to the value of a $10,000 investment in the Russell 1000 Growth Index(4), assuming in each case reinvestment of all dividends and capital gain distributions, for the period since inception (12/00) through 7/31/03.

        INVESCO Growth Fund - Class K            Russell 1000 Growth Index(4)

12/00   $10,000                                  $10,000
 7/01   $ 5,601                                  $ 8,097
 7/02   $ 2,799                                  $ 5,769
 7/03   $ 3,079                                  $ 6,441

LINE GRAPH: INVESCO GROWTH FUND - CLASS  A & B GROWTH OF $10,000(3)

This line graph compares the value of a $10,000 investment in INVESCO Growth Fund - Class A and the value of a $10,000 investment in INVESCO Growth Fund - Class B to the value of a $10,000 investment in the Russell 1000 Growth Index(4), assuming in each case reinvestment of all dividends and capital gain distributions, and in the cases of INVESCO Growth Fund - Class A and Class B inclusion of front-end sales charge and contingent deferred sales charge, respectively, for the period since inception (4/02) through 7/31/03.

      INVESCO Growth Fund -      INVESCO Growth Fund -    Russell 1000 Growth
      Class A                    Class B                  Index(4)

4/02  $10,000                    $10,000                  $10,000
7/02  $ 6,613                    $ 6,966                  $ 7,686
7/03  $ 7,218                    $ 7,250                  $ 8,581

(3)PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. THE LINE GRAPHS ILLUSTRATE THE VALUE OF A $10,000 INVESTMENT, PLUS REINVESTED DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ALONG WITH APPLICABLE FRONT-END SALES CHARGES AND CDSC. THE CHARTS AND OTHER TOTAL RETURN FIGURES CITED REFLECT THE FUND'S OPERATING EXPENSES, BUT THE INDEX DOES NOT HAVE EXPENSES, WHICH WOULD HAVE LOWERED ITS PERFORMANCE.

(4)THE RUSSELL 1000 GROWTH INDEX MEASURES THE PERFORMANCE OF THOSE RUSSELL 1000 COMPANIES WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES. THE INDEX IS NOT MANAGED; THEREFORE, ITS PERFORMANCE DOES NOT REFLECT MANAGEMENT FEES AND OTHER EXPENSES ASSOCIATED WITH THE FUND INCLUDING FRONT-END SALES CHARGES AND CDSC. INVESTORS CANNOT INVEST DIRECTLY IN ANY MARKET INDEX.

AT ANY GIVEN TIME, THE FUND MAY BE SUBJECT TO SECTOR RISK, WHICH MEANS A CERTAIN SECTOR MAY UNDERPERFORM OTHER SECTORS OR THE MARKET AS A WHOLE. THE FUND IS NOT LIMITED WITH RESPECT TO THE SECTORS IN WHICH IT CAN INVEST.

MEET THE NEW MANAGEMENT TEAM (AS OF 7/1/03)

[PHOTOGRAPH OF GEOFFREY V. KEELING OMITTED]

GEOFFREY V. KEELING, CFA

GEOFF JOINED AIM IN 1995. HE RECEIVED A BBA IN FINANCE FROM THE UNIVERSITY OF TEXAS AT AUSTIN.

[PHOTOGRAPH OF ROBERT L. SHOSS OMITTED]

ROBERT L. SHOSS

ROBERT JOINED AIM IN 1995. HE RECEIVED A BACHELOR'S DEGREE FROM THE UNIVERSITY OF TEXAS AT AUSTIN AND AN MBA AND JD FROM THE UNIVERSITY OF HOUSTON.

YOUR FUND'S REPORT

GROWTH & INCOME FUND

FUND PERFORMANCE

DEAR SHAREHOLDER:

For the year ended July 31, 2003, the value of Growth & Income Fund-Investor Class shares gained 7.23%, which lagged its benchmark, the Russell 1000 Growth Index, which gained 11.64% over the same period. (Of course, past performance is not a guarantee of future results.)(5),(6) For performance of other share classes, please see page 2.

AGGRESSIVE OPPORTUNITIES OUTPERFORMED DEFENSIVE INVESTMENTS

When the market turned during the fourth quarter of 2002, the defining characteristic of the rebound seemed to be investors' rediscovered willingness to look into the future when assessing stock price valuations. This trend starkly contrasted with attitudes during the bear market, when investors favored opportunities capable of delivering consistent returns, such as cash, or companies possessing more sustainable, consistent financial results, traits that investors believed made them more defensive investments. As investors became more willing to consider future cash flows and grew more optimistic about the economy, they rotated into investments possessing a more aggressive risk/reward profile. In this environment, stocks outperformed bonds, growth stocks outperformed value stocks and small-cap growth stocks outperformed large-cap growth stocks. True, investors' move to riskier investments paused during the buildup to the war in Iraq. But once Saddam Hussein's regime fell and Iraq was liberated, confidence returned.

This trend worked against several of the fund's holdings. Although many of our stocks advanced during the year, our relatively conservative approach and our large-cap growth mandate resulted in the fund lagging its benchmark.

HEALTH CARE STOCKS HURT RELATIVE PERFORMANCE

Our investments in the health care sector exemplify how the market worked against our conservative approach. For most of the period, the health care sector represented the fund's largest sector weighting. Because of its fairly consistent, non-cyclical revenue stream, many investors regard companies in the health care sector, particularly pharmaceutical firms, as relatively conservative investments. After all, people will buy their prescriptions regardless of how well the economy is faring.

--------------------------------------------------------------------------------
                             GROWTH & INCOME FUND --
                          TOP 10 COMMON STOCK HOLDINGS
                       % OF TOTAL NET ASSETS AS OF 7/31/03
--------------------------------------------------------------------------------
Microsoft .....................................4.30%
Pfizer Inc.....................................3.94%
General Electric...............................3.64%
Wal-Mart Stores................................2.98%
Citigroup Inc..................................2.92%
Johnson & Johnson..............................2.83%
Cisco Systems..................................2.78%
Intel Corp.....................................2.50%
Standard & Poor's Depositary Receipts Trust
  Series 1 Shrs................................2.16%
Amgen Inc......................................2.01%

HOLDINGS AND COMPOSITION OF HOLDINGS ARE SUBJECT TO CHANGE.
--------------------------------------------------------------------------------

Health care stocks behaved like defensive investments for much of the bear market, as health care companies held up relatively well while more aggressive economic sectors declined. When confidence improved, however, these stocks generally lagged. The exceptions were biotechnology stocks, which leapt higher as investors' tolerance for risk improved.

Aside from health care, other areas of weakness included the consumer staples sector, which was another victim of the rotation toward more aggressive investments. Although we were underweight in the group, and our stocks, on balance, outperformed the rest of the sector, our exposure nonetheless hurt performance. In particular, the fund's food and staples retailers and our beverage stocks hurt performance.

AEROSPACE AND DEFENSE STOCKS UNDERPERFORMED; TECHNOLOGY A BRIGHT SPOT

The fund's industrial stocks also underperformed. Disappointments included the fund's aerospace and defense stocks, such as Lockheed Martin, which declined despite the fact that our government continues to ramp up defense spending. Elsewhere in the industrial sector, General Electric, the diversified industrial conglomerate that is sometimes viewed as a proxy for the broader U.S. economy, also hindered performance.

The period was not all bad, however. The fund's technology stocks were a bright spot. Companies in a diverse set of technology subsectors, such as Intel Corp in semiconductors, Dell Inc in computer hardware, Cisco Systems in communications equipment and Microsoft Corp in software, all benefited from the market's growing appetite for risk.

The fund's consumer discretionary stocks also added value, particularly its Internet catalog and retailers, notably online auctioneer eBay Inc, as well as its media and hotel stocks.

LINE GRAPH: INVESCO GROWTH & INCOME FUND - INVESTOR CLASS GROWTH OF $10,000(5)

This line graph compares the value of a $10,000 investment in INVESCO Growth & Income Fund - Investor Class to the value of a $10,000 investment in the Russell 1000 Growth Index(6), assuming in each case reinvestment of all dividends and capital gain distributions, for the period since inception (7/98) through 7/31/03.

      INVESCO Growth & Income Fund - Investor Class        Russell 1000 Growth Index(6)
7/98  $10,000                                              $10,000
7/99  $16,180                                              $12,322
7/00  $21,163                                              $15,326
7/01  $12,009                                              $ 9,953
7/02  $ 7,401                                              $ 7,091
7/03  $ 7,937                                              $ 7,917

LINE GRAPH: INVESCO GROWTH & INCOME FUND - CLASS C GROWTH OF $10,000(5)

This line graph compares the value of a $10,000 investment in INVESCO Growth & Income Fund - Class C to the value of a $10,000 investment in the Russell 1000 Growth Index(6), assuming in each case reinvestment of all dividends and capital gain distributions, and in the case of INVESCO Growth & Income Fund - Class C inclusion of contingent deferred sales charge, for the period since inception (2/00) through 7/31/03.

      INVESCO Growth & Income Fund - Class C       Russell 1000 Growth Index(6)

2/00  $10,000                                      $10,000
7/00  $10,374                                      $ 9,992
7/01  $ 5,838                                      $ 6,489
7/02  $ 3,571                                      $ 4,623
7/03  $ 3,799                                      $ 5,161

(5)PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. THE LINE GRAPHS ILLUSTRATE THE VALUE OF A $10,000 INVESTMENT, PLUS REINVESTED DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ALONG WITH APPLICABLE FRONT-END SALES CHARGES AND CDSC. THE CHARTS AND OTHER TOTAL RETURN FIGURES CITED REFLECT THE FUND'S OPERATING EXPENSES, BUT THE INDEX DOES NOT HAVE EXPENSES, WHICH WOULD HAVE LOWERED ITS PERFORMANCE.

(6)THE RUSSELL 1000 GROWTH INDEX MEASURES THE PERFORMANCE OF THOSE RUSSELL 1000 COMPANIES WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES. THE INDEX IS NOT MANAGED; THEREFORE, ITS PERFORMANCE DOES NOT REFLECT MANAGEMENT FEES AND OTHER EXPENSES ASSOCIATED WITH THE FUND INCLUDING FRONT-END SALES CHARGES AND CDSC. INVESTORS CANNOT INVEST DIRECTLY IN ANY MARKET INDEX.

AT ANY GIVEN TIME, THE FUND MAY BE SUBJECT TO SECTOR RISK, WHICH MEANS A CERTAIN SECTOR MAY UNDERPERFORM OTHER SECTORS OR THE MARKET AS A WHOLE. THE FUND IS NOT LIMITED WITH RESPECT TO THE SECTORS IN WHICH IT CAN INVEST.

Going forward, in our view, the economy appears on course for a modest recovery during 2003. We believe the portfolio is well positioned to capitalize on the environment we anticipate. Furthermore, we believe its current composition is consistent with its objective.

SINCE 7/1/03 THE FUND HAS BEEN MANAGED BY MONIKA H. DEGAN AND KIRK L. ANDERSON.

LINE GRAPH: INVESCO GROWTH & INCOME FUND - CLASS  A & B GROWTH OF $10,000(5)

This line graph compares the value of a $10,000 investment in INVESCO Growth & Income Fund - Class A and the value of a $10,000 investment in INVESCO Growth & Income Fund - Class B to the value of a $10,000 investment in the Russell 1000 Growth Index(6), assuming in each case reinvestment of all dividends and capital gain distributions, and in the cases of INVESCO Growth & Income Fund - Class A and Class B inclusion of front-end sales charge and contingent deferred sales charge, respectively, for the period since inception (4/02) through 7/31/03.

      INVESCO Growth & Income     INVESCO Growth & Income     Russell 1000 Growth Index(6)
      Fund - Class A              Fund - Class B
4/02  $10,000                     $10,000                     $10,000
7/02  $ 6,881                     $ 7,260                     $ 7,686
7/03  $ 7,389                     $ 7,340                     $ 8,581

LINE GRAPH: INVESCO GROWTH & INCOME FUND - CLASS K GROWTH OF $10,000(5)

This line graph compares the value of a $10,000 investment in INVESCO Growth & Income Fund - Class K to the value of a $10,000 investment in the Russell 1000 Growth Index(6), assuming in each case reinvestment of all dividends and capital gain distributions, for the period since inception (12/00) through 7/31/03.

       INVESCO Growth & Income Fund - Class K     Russell 1000 Growth Index(6)

12/00  $10,000                                    $10,000
 7/01  $ 6,708                                    $ 8,097
 7/02  $ 4,121                                    $ 5,769
 7/03  $ 4,414                                    $ 6,441

PIE CHART:  GROWTH & INCOME FUND
            INDUSTRY BREAKDOWN
            AS OF 7/31/03
            [PIE CHART]

            % OF TOTAL NET ASSETS

            Pharmaceuticals......................13.71%
            Diversified Financial Services........7.53%
            Systems Software......................6.08%
            Semiconductors........................5.22%
            Industrial Conglomerates..............4.37%
            Computer Hardware.....................3.42%
            Health Care Equipment.................3.36%
            Hypermarkets & Super Centers..........2.98%
            Diversified Banks.....................2.84%
            Networking Equipment..................2.78%
            Other Industries.....................44.70%
            Net Cash & Cash Equivalents...........3.01%

MEET THE NEW MANAGEMENT TEAM (AS OF 7/1/03)

[PHOTOGRAPH OF MONIKA H. DEGAN OMITTED]

MONIKA H. DEGAN, CFA

MONIKA JOINED AIM IN 1995 AS AN INVESTMENT OFFICER AND PORTFOLIO ANALYST FOR EQUITY SECURITIES AND WAS PROMOTED TO HER CURRENT POSITION IN 1997. SHE HAS BEEN IN THE INVESTMENT BUSINESS SINCE 1991. SHE RECEIVED A BBA IN FINANCE AND AN MBA IN FINANCE AND INTERNATIONAL BUSINESS FROM THE UNIVERSITY OF HOUSTON.

[PHOTOGRAPH OF KIRK L. ANDERSON OMITTED]

KIRK L. ANDERSON

KIRK STARTED AT AIM IN 1994 IN THE FUND SERVICES AREA. HE THEN MOVED TO PORTFOLIO ADMINISTRATION IN 1995, BECAME AN ANALYST IN 1997, AND A PORTFOLIO MANAGER IN 2003. HE EARNED A BA IN POLITICAL SCIENCE FROM TEXAS A&M UNIVERSITY, AND AN MS IN FINANCE FROM THE UNIVERSITY OF HOUSTON.

YOUR FUND'S REPORT

MID-CAP GROWTH FUND

FUND PERFORMANCE

DEAR SHAREHOLDER:

Due to a change in the fund's fiscal year-end, it was only recently that we last reported to you. Since our April 30 annual report, the improvement in the stock market continued. However, the rally of the past few quarters has been defined by the market's seeming willingness to take risk. As such, more speculative companies that endured the most intense selling during the bear market, or that stand to benefit the most from an improving economy, have performed the best. Unfortunately, the fund's exclusive emphasis on higher-quality, core midcap growth franchises resulted in it having minimal exposure to some of the market's best performing stocks.

CONSERVATIVE  APPROACH  HURT  RELATIVE  PERFORMANCE

In our last report, our conservative approach had helped the fund outperform its benchmark for the previous 12 months. However, with the recent turn in market sentiment this approach resulted in the fund underperforming its benchmark for the period from May 1 through July 31, 2003. In this period, the value of Mid-Cap Growth Fund-Institutional Class shares appreciated by 10.64%, and underperformed the Russell Midcap Growth Index which gained 15.16%. During the year ended July 31, 2003, the value of Midcap Growth Fund-Institutional Class shares appreciated by 16.03%, while the Russell Midcap Growth Index gained 23.15%. (Of course, past performance is not a guarantee of future results.)(7),(8) For performance of other share classes, please see page 2.

--------------------------------------------------------------------------------
                              MID-CAP GROWTH FUND --
                        TOP 10 COMMON STOCK HOLDINGS
                       % OF TOTAL NET ASSETS AS OF 7/31/03
--------------------------------------------------------------------------------
EchoStar Communications Class A Shrs............2.66%
Fiserv Inc......................................2.31%
Donaldson Co....................................2.19%
Ambac Financial Group...........................2.11%
Legg Mason......................................2.08%
CH Robinson Worldwide...........................2.02%
Microchip Technology............................2.01%
Cox Communications Class A Shrs.................1.99%
Teva Pharmaceutical Industries Ltd
  Sponsored ADR Representing Ord Shrs...........1.90%
Intuit Inc......................................1.86%

HOLDINGS AND COMPOSITION OF HOLDINGS ARE SUBJECT TO CHANGE.
--------------------------------------------------------------------------------

Nowhere did our conservative approach hurt relative performance more than in the telecommunications sector. Telecom stocks benefited greatly from the market's surging appetite for risk. However, according to our research, no midcap telecom companies possess earnings that are sustainable enough, balance sheets that are solid enough or market positions that are dominant enough to merit consideration for this relatively conservative portfolio. As such, the fund did not participate in the rally within the telecommunications sector, which significantly hurt relative performance.

FINANCIAL SERVICES STOCKS LAGGED

Conversely, we have found several core midcap growth franchises within the financial services sector -- research that led us to overweight the group versus the benchmark. Our holdings whose financial health is closely tied to the strength of the capital markets (such as asset manager Legg Mason) kept pace with the broad market rally. However, our more conservative holdings in the insurance and commercial banking industries lagged.

Another source of our relative performance shortfall was the fund's industrial exposure. In this area, our stock selection added value, as our industrial holdings outperformed the broader industrial sector. However, while our industrial companies outperformed the rest of their sector, they still underperformed the broader market. Our decision to overweight the energy sector also detracted from performance. We reported in April that these holdings had performed well as prices of the underlying commodities rose in response to rising demand and turmoil in the Middle East. More recently, however, unseasonably cool temperatures curtailed demand for electricity, which pushed natural gas prices lower. This, combined with profit taking, led to the energy sector giving back a portion of its earlier gains.

TECHNOLOGY STOCKS ADVANCED SHARPLY

The last 12 months have not been all bad, however. After all, most of the fund's holdings finished on positive ground and the portfolio logged a double-digit gain. Contributing to this strong absolute performance were the fund's technology stocks, which benefited from the market's growing tolerance for risk. Standouts included our semiconductor stocks, such as Altera Corp and Microchip Technology, our Internet travel stocks, notably Expedia Inc, and our computer holdings, namely Network Appliance.

Going forward, we believe our holdings continue to possess compelling growth prospects, which we believe will only improve as the economic recovery finds its footing. As such, we do not anticipate making any significant changes to the fund's positioning, as we believe that it's well-positioned to deliver results with our conservative growth approach.

PIE CHART:  MID-CAP GROWTH FUND
            INDUSTRY BREAKDOWN
            AS OF 7/31/03
            [PIE CHART]

            % OF TOTAL ASSETS

            Semiconductors.....................7.20%
            Application Software...............6.64%
            Cable & Satellite Operators........4.65%
            Health Care Equipment..............4.63%
            Data Processing Services...........3.78%
            Pharmaceuticals....................3.44%
            Investment Adviser/
            Broker Dealer Services.............3.11%
            Managed Health Care................3.10%
            Diversified Financial Services.....3.06%
            Apparel Retail.....................2.96%
            Other Industries..................51.21%
            Net Cash & Cash Equivalents........6.22%

LINE GRAPH:  INVESCO MID-CAP GROWTH  FUND - INVESTOR CLASS GROWTH OF $10,000(7)

This line graph compares the value of a $10,000 investment in INVESCO Mid-Cap Growth Fund - Investor Class to the value of a $10,000 investment in the Russell Midcap Growth Index(8), assuming in each case reinvestment of all dividends and capital gain distributions, for the period since inception (9/02) through 7/31/03.

      INVESCO Mid-Cap Growth Fund -         Russell Midcap
      Investor Class                        Growth Index(8)

9/02  $10,000                               $10,000
7/03  $12,006                               $12,358

LINE GRAPH: INVESCO MID-CAP GROWTH FUND - INSTITUTIONAL CLASS GROWTH OF
            $10,000(7)

This line graph compares the value of a $10,000 investment in INVESCO Mid-Cap Growth Fund - Institutional Class to the value of a $10,000 investment in the Russell Midcap Growth Index(8), assuming in each case reinvestment of all dividends and capital gain distributions, for the period since inception (9/98) through 7/31/03.

      INVESCO Mid-Cap Growth Fund -         Russell Midcap
      Institutional Class                   Growth Index(8)

9/98  $10,000                               $10,000
7/99  $13,450                               $13,892
7/00  $19,421                               $19,971
7/01  $16,490                               $13,618
7/02  $13,482                               $ 9,713
7/03  $15,643                               $11,961

LINE GRAPH:  INVESCO MID-CAP GROWTH  FUND - CLASS A, B & C GROWTH OF $10,000(7)

This line graph compares the value of a $10,000 investment in INVESCO Mid-Cap Growth Fund - Class A, the value of a $10,000 investment in INVESCO Mid-Cap Growth Fund - Class B, and the value of a $10,000 investment in INVESCO Mid-Cap Growth Fund - Class C to the value of a $10,000 investment in the Russell Midcap Growth Index(8) assuming in each case reinvestment of all dividends and capital gain distributions, and in the case of INVESCO Mid-Cap Fund - Class A, Class B, and Class C inclusion of front-end sales charge and contingent deferred sales charge, respectively, for the period since inception (10/01) through 7/31/03.

                                                                   Russell
       INVESCO Mid-Cap     INVESCO Mid-Cap     INVESCO Mid-Cap     Midcap
       Growth Fund -       Growth Fund -       Growth Fund -       Growth
       Class A             Class B             Class C             Index(8)

10/01  $10,000             $10,000             $10,000             $10,000
 7/02  $ 9,688             $10,178             $10,153             $ 9,211
 7/03  $11,192             $11,286             $11,610             $11,343

(7)PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. THE LINE GRAPHS ILLUSTRATE THE VALUE OF A $10,000 INVESTMENT, PLUS REINVESTED DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ALONG WITH APPLICABLE FRONT-END SALES CHARGES AND CDSC. THE CHARTS AND OTHER TOTAL RETURN FIGURES CITED REFLECT THE FUND'S OPERATING EXPENSES, BUT THE INDEX DOES NOT HAVE EXPENSES, WHICH WOULD HAVE LOWERED ITS PERFORMANCE.

(8)THE RUSSELL MIDCAP GROWTH INDEX MEASURES THE PERFORMANCE OF THOSE RUSSELL MIDCAP COMPANIES WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES. THE INDEX IS NOT MANAGED; THEREFORE, ITS PERFORMANCE DOES NOT REFLECT MANAGEMENT FEES AND OTHER EXPENSES ASSOCIATED WITH THE FUND INCLUDING FRONT-END SALES CHARGES AND CDSC. INVESTORS CANNOT INVEST DIRECTLY IN ANY MARKET INDEX.

AT ANY GIVEN TIME, THE FUND MAY BE SUBJECT TO SECTOR RISK, WHICH MEANS A CERTAIN SECTOR MAY UNDERPERFORM OTHER SECTORS OR THE MARKET AS A WHOLE. THE FUND IS NOT LIMITED WITH RESPECT TO THE SECTORS IN WHICH IT CAN INVEST.

FUND MANAGEMENT

[PHOTOGRAPH OF TIMOTHY J. MILLER OMITTED]

TIMOTHY J. MILLER, CFA

CHIEF INVESTMENT OFFICER TIM MILLER IS MANAGER OF INVESCO MID-CAP GROWTH FUND. HE ALSO LEADS INVESCO'S GROWTH INVESTMENT MANAGEMENT TEAM. PRIOR TO JOINING INVESCO FUNDS GROUP, TIM WAS ASSOCIATED WITH MISSISSIPPI VALLEY ADVISORS FOR 13 YEARS, WHERE HE WAS AN ANALYST AND PORTFOLIO MANAGER. HE HOLDS AN MBA FROM THE UNIVERSITY OF MISSOURI (ST. LOUIS), A BSBA FROM ST. LOUIS UNIVERSITY, AND IS A CHARTERED FINANCIAL ANALYST CHARTERHOLDER. TIM HAS MORE THAN 20 YEARS OF INVESTMENT EXPERIENCE.

YOUR FUND'S REPORT

S&P 500 INDEX FUND

FUND PERFORMANCE

DEAR SHAREHOLDER:

A NOTE ABOUT INDEX FUNDS AT INVESCO

INVESCO S&P 500 Index Fund is designed to track the performance of the S&P 500 Index(R), an index comprised of common stocks of U.S. companies that is weighted to companies with large market capitalizations. The fund seeks to attain its objective by investing in the common stocks that comprise the index in approximately the same proportions as they are represented in the S&P 500 Index.(R)

For the year ended July 31, 2003, the value of Institutional Class shares gained 9.98%, while the value of Investor Class shares advanced 9.73%. These returns tracked those of the S&P 500 Index(R) over the same period, which gained 10.65%. (Of course, past performance is not a guarantee of future results.)(9),(10)

PIE CHART:  S&P 500 INDEX FUND
            INDUSTRY BREAKDOWN
            AS OF 7/31/03
            [PIE CHART]

            % OF TOTAL NET ASSETS

            Pharmaceuticals....................9.16%
            Diversified Banks .................7.11%
            Diversified Financial Services.....4.87%
            Systems Software ..................4.09%
            Industrial Conglomerates...........3.98%
            Integrated Oil & Gas...............3.90%
            Computer Hardware..................3.29%
            Semiconductors.....................2.97%
            Integrated Telecommunication
            Services...........................2.91%
            Hypermarkets & Super Centers.......2.55%
            Other Industries..................50.34%
            Net Cash & Cash Equivalents........4.83%

LINE GRAPH: INVESCO S&P 500 INDEX FUND - INSTITUTIONAL CLASS & INVESTOR CLASS
            GROWTH OF $10,000(9)

This line graph compares the value of a $10,000 investment in INVESCO S&P 500 Index Fund - Institutional Class and the value of a $10,000 investment in INVESCO S&P 500 Index Fund - Investor Class to the value of a $10,000 investment in the S&P 500 Index(R)(10), assuming in each case reinvestment of all dividends and capital gain distributions, for the period since inception (12/97) through 7/31/03.

       INVESCO S&P 500 Index Fund     INVESCO S&P 500 Index Fund    S&P 500
       - Investor Class               - Institutional Class         Index(R)(10)

12/97  $10,000                        $10,000                       $10,000
 7/98  $12,211                        $12,093                       $11,646
 7/99  $14,664                        $14,560                       $13,998
 7/00  $15,886                        $15,792                       $15,256
 7/01  $13,492                        $13,410                       $13,069
 7/02  $10,209                        $10,125                       $ 9,982
 7/03  $11,202                        $11,135                       $11,046

--------------------------------------------------------------------------------
                              S&P 500 INDEX FUND --
                          TOP 10 COMMON STOCK HOLDINGS
                       % OF TOTAL NET ASSETS AS OF 7/31/03
--------------------------------------------------------------------------------
General Electric.......................2.96%
Microsoft Corp.........................2.95%
Pfizer Inc.............................2.74%
Wal-Mart Stores........................2.55%
Exxon Mobil............................2.48%
Citigroup Inc..........................2.40%
American International Group...........1.74%
Intel Corp.............................1.70%
Johnson & Johnson......................1.60%
International Business Machines........1.46%

HOLDINGS AND COMPOSITION OF HOLDINGS ARE SUBJECT TO CHANGE.
--------------------------------------------------------------------------------

(9)PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. THE LINE GRAPHS ILLUSTRATE THE VALUE OF A $10,000 INVESTMENT, PLUS REINVESTED DIVIDENDS AND CAPITAL GAIN
DISTRIBUTIONS. THE CHARTS AND OTHER TOTAL RETURN FIGURES CITED REFLECT THE FUND'S OPERATING EXPENSES, BUT THE INDEX DOES NOT HAVE EXPENSES, WHICH WOULD HAVE LOWERED ITS PERFORMANCE.

(10)THE S&P 500 INDEX(R) IS AN UNMANAGED INDEX OF THE 500 LARGEST COMMON STOCKS (IN TERMS OF MARKET VALUE), WEIGHTED BY MARKET CAPITALIZATION AND CONSIDERED REPRESENTATIVE OF THE BROAD STOCK MARKET. THE INDEX IS NOT MANAGED; THEREFORE, ITS PERFORMANCE DOES NOT REFLECT MANAGEMENT FEES AND OTHER EXPENSES ASSOCIATED WITH THE FUND. INVESTORS CANNOT INVEST DIRECTLY IN ANY MARKET INDEX.

"STANDARD & POOR'S(R)", "S&P(R)", "S&P 500(R)", "STANDARD & POOR'S 500", AND "500" ARE TRADEMARKS OF THE MCGRAW-HILL COMPANIES, INC. AND HAVE BEEN LICENSED FOR USE BY INVESCO FUNDS GROUP, INC. THE INVESCO S&P 500 INDEX FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY STANDARD & POOR'S AND STANDARD & POOR'S MAKES NO REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THE INVESCO S&P 500 INDEX FUND.

YOUR FUND'S REPORT

SMALL COMPANY GROWTH FUND

FUND PERFORMANCE

DEAR SHAREHOLDER:

For the year ended July 31, 2003, the value of Small Company Growth Fund-Investor Class shares appreciated 18.79%, which lagged the 27.97% gain recorded by the fund's benchmark, the Russell 2000 Growth Index, over the same period. (Of course, past performance is not a guarantee of future results.)(11),(12) For performance of other share classes, please see page 2.

EDUCATION STOCKS RESISTED MARKET WEAKNESS

In absolute terms, the fund had a strong year with eight of ten economic sector allocations delivering double-digit gains. Making strong contributions to absolute and relative performance were the fund's stakes in the industrial, telecommunications, materials and consumer staples sectors. In industrials, the fund's education stocks stood out. Companies such as Corinthian Colleges and Career Education saw their fundamentals improve, despite the prevailing economic weakness. Other notable performers included the fund's food retailers in the consumer staples sector, such as Performance Food Group and United Natural Foods.

But these areas of strength were offset by weakness in other sectors. The most significant drag on performance came from the health care sector. Specifically, the fund's health care services stocks had a difficult period as investors worried that several developments, including decreased hospital spending and concerns about Medicare reimbursements, would translate into fundamental weakness for the group. Aside from services, the fund's exposure to the other health care industries -- biotechnology, pharmaceuticals and equipment -- all added value.

Another  source of  disappointment  came  from the  financial  services  sector.
Holding  back  performance  were  the  fund's  commercial  banks,  such  as City
National, as well as its diversified financial services companies and its insurers.

STAGNANT ECONOMY HURT CONSUMER DISCRETIONARY STOCKS

Our decision to overweight the consumer discretionary sector relative to our benchmark also detracted from performance. At the beginning of the period, we were confident that the Federal Reserve's campaign to stimulate the economy would be effective and business would improve. We looked for opportunities that we believed were positioned to benefit when the expansion gained traction. In our view, the consumer discretionary sector offered many such opportunities. However, the expansion did not find its footing until late in the period. Furthermore, consumer confidence, which remained relatively high throughout the economic downturn finally broke lower in early 2003 in anticipation of another war in Iraq. Consequently, several industries that are dependent on consumer discretionary spending, such as retailers, hotels and other leisure industries, came under pressure. Although many of our holdings in these areas finished the year at higher levels than where they started, in many cases those gains were less than that of the broader market.

--------------------------------------------------------------------------------
                           SMALL COMPANY GROWTH FUND--
                          TOP 10 COMMON STOCK HOLDINGS
                       % OF TOTAL NET ASSETS AS OF 7/31/03
--------------------------------------------------------------------------------
Investors Financial Services....................1.12%
Eaton Vance.....................................1.06%
iShares Trust Russell 2000 Growth Index Fund....1.05%
J.B. Hunt Transport Services....................0.99%
NetScreen Technologies..........................0.95%
Tekelec.........................................0.94%
Raymond James Financial.........................0.91%
Vitesse Semiconductor...........................0.86%
SRA International Class A Shrs..................0.86%
Integrated Circuit Systems......................0.86%

HOLDINGS AND COMPOSITION OF HOLDINGS ARE SUBJECT TO CHANGE.
--------------------------------------------------------------------------------

LINE GRAPH: INVESCO SMALL COMPANY GROWTH FUND - INVESTOR CLASS GROWTH OF
            $10,000(11)

This line graph compares the value of a $10,000 investment in INVESCO Small Company Growth Fund - Investor Class to the value of a $10,000 investment in the Russell 2000 Growth Index(12) and to the value of a $10,000 investment in the Russell 2000 Index(12), assuming in each case reinvestment of all dividends and capital gain distributions, for the ten year period ended 7/31/03.

      INVESCO Small Company Growth     Russell 2000 growth Index(12)    Russell 2000 Index(12)
      Fund - Investor Class
7/93  $10,000                          $10,000                          $10,000
7/94  $11,173                          $10,128                          $10,461
7/95  $13,359                          $13,548                          $13,074
7/96  $15,073                          $13,957                          $13,978
7/97  $18,849                          $17,482                          $18,645
7/98  $19,690                          $17,251                          $19,075
7/99  $26,055                          $19,754                          $20,489
7/00  $40,008                          $23,928                          $23,310
7/01  $29,393                          $18,350                          $22,912
7/02  $19,373                          $12,733                          $18,797
7/03  $23,012                          $16,295                          $23,141

ENERGY AND TECHNOLOGY HOLDINGS DETRACTED FROM PERFORMANCE

The fund's energy exposure was another disappointment. Although our picks advanced during the fiscal year, they underperformed the broader market. Since the fund was overweight in the group, the energy sector undermined our relative showing.

Finally, our market-weighted exposure to the technology sector also hurt performance. In this area, our stock selection hurt. Our picks in the Internet software, computer hardware, and software industries generally lagged the rest of their industry. Since the tech sector was one of the market's better performing areas, the fact that we missed out on some of the group's better performers negatively affected returns. Within the technology sector, only our selections in the communications equipment and semiconductor industries were highlights.

Although the past year was difficult, we remain confident in our ability to deliver on our mandate. We continue to find what we believe are compelling opportunities within the small-cap growth universe. At period end, the fund was overweighted in the energy, consumer staples and financial services sectors.

PIE CHART:  SMALL COMPANY GROWTH FUND
            INDUSTRY BREAKDOWN
            AS OF 7/31/03
            [PIE CHART]

            % OF TOTAL NET ASSETS

            Biotechnology................6.65%
            Semiconductors...............6.07%
            Diversified Banks............5.61%
            Health Care Equipment........4.40%
            Pharmaceuticals..............3.34%
            Semiconductor Equipment......3.29%
            Specialty Stores.............3.08%
            Networking Equipment.........2.73%
            Communications Equipment.....2.67%
            Investment Adviser/Broker
            Dealer Services..............2.67%
            Other Industries............50.47%
            Net Cash & Cash Equivalents..9.02%

LINE GRAPH: INVESCO SMALL COMPANY GROWTH FUND - CLASS  A & B GROWTH OF
            $10,000(11)

This line graph compares the value of a $10,000 investment in INVESCO Small Company Growth Fund - Class A and the value of a $10,000 investment in INVESCO Small Company Growth Fund - Class B to the value of a $10,000 investment in the Russell 2000 Growth Index(12) and to the value of a $10,000 investment in the Russell 2000 Index(12), assuming in each case reinvestment of all dividends and capital gain distributions, and in the cases of INVESCO Small Company Growth Fund - Class A and Class B inclusion of front-end sales charge and contingent deferred sales charge, respectively, for the period since inception (4/02) through 7/31/03.

      INVESCO Small Company     INVESCO Small Company     Russell 2000 Growth     Russell 2000 Index(12)
      Growth Fund - Class A     Growth Fund - Class B     Index(12)
4/02  $10,000                   $10,000                   $10,000                 $10,000
7/02  $ 7,067                   $ 7,476                   $ 7,135                 $ 7,781
7/03  $ 8,403                   $ 8,409                   $ 9,131                 $ 9,579

LINE GRAPH: INVESCO SMALL COMPANY GROWTH FUND - CLASS C GROWTH OF $10,000(11)

This line graph compares the value of a $10,000 investment in INVESCO Small Company Growth Fund - Class C to the value of a $10,000 investment in Russell 2000 Growth Index(12) and to the value of a $10,000 investment in the Russell 2000 Index(12), assuming in each case reinvestment of all dividends and capital gain distributions, and in the case of INVESCO Small Company Growth Fund - Class C inclusion of contingent deferred sales charge, for the period since inception (2/00) thru 7/31/03.

      INVESCO Small Company Growth      Russell 2000 Growth     Russell 2000 Index(12)
      Fund - Class C                    Index(12)
2/00  $10,000                           $10,000                 $10,000
7/00  $ 8,883                           $ 7,579                 $ 8,698
7/01  $ 6,463                           $ 5,812                 $ 8,549
7/02  $ 4,165                           $ 4,033                 $ 7,014
7/03  $ 4,891                           $ 5,161                 $ 8,615

LINE GRAPH: INVESCO SMALL COMPANY GROWTH FUND - CLASS K GROWTH OF $10,000(11)

This line graph compares the value of a $10,000 investment in INVESCO Small Company Growth Fund - Class K to the value of a $10,000 investment in Russell 2000 Growth Index(12) and to the value of a $10,000 investment in the Russell 2000 Index(12), assuming in each case reinvestment of all dividends and capital gain distributions, for the period since inception (12/01) through 7/31/03.

       INVESCO Small Company Growth     Russell 2000 Growth Index(12)     Russell 2000 Index(12)
       Fund - Class K
12/01  $10,000                          $10,000                           $10,000
 7/02  $ 7,168                          $ 6,995                           $ 8,091
 7/03  $ 8,495                          $ 8,952                           $ 9,961

(11)PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. THE LINE GRAPHS ILLUSTRATE THE VALUE OF A $10,000 INVESTMENT, PLUS REINVESTED DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ALONG WITH APPLICABLE FRONT-END SALES CHARGES AND CDSC. THE CHARTS AND OTHER TOTAL RETURN FIGURES CITED REFLECT THE FUND'S OPERATING EXPENSES, BUT THE INDEX DOES NOT HAVE EXPENSES, WHICH WOULD HAVE LOWERED ITS PERFORMANCE.

(12)THE RUSSELL 2000 GROWTH INDEX COMPRISES SECURITIES IN THE RUSSELL 2000 INDEX WITH A GREATER-THAN-AVERAGE GROWTH ORIENTATION. COMPANIES IN THIS INDEX TEND TO EXHIBIT HIGHER PRICE-TO-BOOK AND PRICE-TO-EARNINGS RATIOS. THE RUSSELL 2000 INDEX MEASURES THE PERFORMANCE OF THE 2,000 SMALLEST COMPANIES IN THE RUSSELL 3000 INDEX. THE INDEXES ARE NOT MANAGED; THEREFORE, THEIR PERFORMANCE DOES NOT REFLECT MANAGEMENT FEES AND OTHER EXPENSES ASSOCIATED WITH THE FUND INCLUDING FRONT-END SALES CHARGES AND CDSC. INVESTORS CANNOT INVEST DIRECTLY IN ANY MARKET INDEX.

AT ANY GIVEN TIME, THE FUND MAY BE SUBJECT TO SECTOR RISK, WHICH MEANS A CERTAIN SECTOR MAY UNDERPERFORM OTHER SECTORS OR THE MARKET AS A WHOLE. THE FUND IS NOT LIMITED WITH RESPECT TO THE SECTORS IN WHICH IT CAN INVEST.

FUND MANAGEMENT

[PHOTOGRAPH OF STACIE L. COWELL OMITTED]

STACIE L. COWELL, CFA

SENIOR VICE PRESIDENT STACIE COWELL IS THE LEAD MANAGER OF INVESCO SMALL COMPANY GROWTH FUND. STACIE RECEIVED HER BA FROM COLGATE UNIVERSITY, AND HER MS IN FINANCE FROM THE UNIVERSITY OF COLORADO AT DENVER. STACIE BEGAN HER INVESTMENT CAREER IN 1989, AND SHE HAS MANAGED THIS FUND SINCE 1996. SHE IS A CHARTERED FINANCIAL ANALYST CHARTERHOLDER.

[PHOTOGRAPH OF CAMERON COOKE OMITTED]

CAMERON COOKE

CAMERON COOKE IS CO-PORTFOLIO MANAGER OF INVESCO SMALL COMPANY GROWTH FUND. HE RECEIVED HIS BACHELOR'S DEGREE IN ECONOMICS FROM THE UNIVERSITY OF NORTH CAROLINA AT CHAPEL HILL, AND BEGAN HIS INVESTMENT CAREER IN 1996. HE JOINED INVESCO IN 2000.

YOUR FUND'S REPORT

VALUE EQUITY FUND

FUND PERFORMANCE

DEAR SHAREHOLDER:

For the year ended July 31, 2003, Value Equity Fund-Investor Class shares gained 8.10%, while the fund's benchmark, the S&P 500 Index,(R) returned 10.65%. (Of course, past performance is not a guarantee of future results.)(13),(14) For performance of other share classes, please see page 2.

INDUSTRIALS AND CONSUMER STAPLES HOLDINGS LAG

During the first half of the fiscal year, bear market conditions persisted, as evidenced by the S&P 500's(R) 5.25% decline for the six-month period ended 1/31/03. However, in the second half of the year, stock performance improved dramatically -- hence the index's full-year return of 10.65%. This turnaround allowed growth-oriented sectors, such as technology and telecommunications, to rebound and finish the fiscal year as market leaders.

At the same time, areas of the economy generally deemed more defensive lagged. For example, many consumer staples names were left behind, and, though we were underweight relative to the index in staples, the fund's holdings representing this area detracted from our annual return. Specifically, Altria Group (formerly Philip Morris and no longer a fund holding) retreated, and food producers like Hershey Foods (no longer a fund holding) and H.J. Heinz experienced essentially flat performance for the year.

The fund was also hampered by its overweight position in the industrials sector, which lagged during the reporting period. Disappointments included Lockheed Martin (no longer a fund holding) and General Electric.

FINANCIAL SERVICES AND HEALTH CARE STOCKS PROVIDE SUPPORT

On the positive side, the fund enjoyed strong performance from its financial services and health care holdings, with both of these groups outpacing their S&P 500(R) counterparts for the year. Within financial services, we focused on market-sensitive names that we believed were positioned to benefit from a stock market rebound -- a strategy that worked to our advantage in the latter half of the period when market conditions improved dramatically. Leading the way for the fund were Citigroup Inc, Merrill Lynch & Co, and JP Morgan Chase & Co.

Our health care holdings outperformed thanks to a nimble positioning change we implemented within the sector. Heading into the reporting period, the fund's health care exposure focused on hospital stocks. These continued to do well for the fund through the summer and early fall. However, we grew concerned that hospital fundamentals were deteriorating as October progressed, and opted to sell those companies we deemed to be at risk -- a decision that proved beneficial, as hospitals were hard-hit in the fourth quarter of 2002 over worries about their Medicare pricing policies.

LINE GRAPH: INVESCO VALUE EQUITY FUND - INVESTOR CLASS GROWTH OF $10,000(13)

This line graph compares the value of a $10,000 investment in INVESCO Value Equity Fund - Investor Class to the value of a $10,000 investment in the S&P 500 Index(R)(14), assuming in each case reinvestment of all dividends and capital gain distributions, for the ten-year period ended 7/31/03.

      INVESCO Value Equity Fund - Investor Class     S&P 500 Index(R)(14)

7/93  $10,000                                        $10,000
7/94  $10,979                                        $10,517
7/95  $13,522                                        $13,263
7/96  $15,476                                        $15,462
7/97  $21,875                                        $23,524
7/98  $24,023                                        $28,062
7/99  $25,957                                        $33,730
7/00  $24,266                                        $36,759
7/01  $24,314                                        $31,491
7/02  $19,382                                        $24,053
7/03  $20,952                                        $26,615

LINE GRAPH: INVESCO VALUE EQUITY FUND - CLASS  A & B GROWTH OF $10,000(13)

This line graph  compares  the value of a $10,000  investment  in INVESCO  Value
Equity Fund - Class A and the value of a $10,000 investment in INVESCO Value Equity Fund - Class B to the value of a $10,000 investment in the S&P 500 Index(R)(14), assuming in each case reinvestment of all dividends and capital gain distributions, and in the cases of INVESCO Value Equity Fund - Class A and Class B inclusion of front-end sales charge and contingent deferred sales charge, respectively, for the period since inception (4/02) through 7/31/03.

      INVESCO Value Equity Fund      INVESCO Value Equity Fund     S&P 500 Index(R)(14)
      - Class A                      - Class B
4/02  $10,000                        $10,000                       $10,000
7/02  $ 7,609                        $ 8,079                       $ 7,985
7/03  $ 8,213                        $ 8,269                       $ 8,835

LINE GRAPH: INVESCO VALUE EQUITY FUND - CLASS C GROWTH OF $10,000(13)

This line graph compares the value of a $10,000 investment in INVESCO Value Equity Fund - Class C to the value of a $10,000 investment in the S&P 500 Index(R)(14), assuming in each case reinvestment of all dividends and capital gain distributions, and in the case of INVESCO Value Equity Fund - Class C inclusion of contingent deferred sales charge, for period since inception (2/00) through 7/31/03.

      INVESCO Value Equity Fund - Class C     S&P 500 Index(R)(14)

2/00  $10,000                                 $10,000
7/00  $10,152                                 $10,520
7/01  $10,102                                 $ 9,012
7/02  $ 7,982                                 $ 6,884
7/03  $ 8,565                                 $ 7,617

SEEKING GROWTH POTENTIAL AT ATTRACTIVE VALUATIONS

The economic landscape remains somewhat clouded at this time, but we were pleased to see stocks perform so well during the second quarter of 2003. Our strategy is unchanged: Going forward, we will continue to target industry leaders across a wide array of market sectors, generally looking for growth potential offered at attractive valuations.

SINCE 7/1/03, THE FUND HAS BEEN MANAGED BY BRETT W. STANLEY, R. CANON COLEMAN II, MATTHEW W. SEINSHEIMER, AND MICHAEL J. SIMON.

--------------------------------------------------------------------------------
                               VALUE EQUITY FUND --
                          TOP 10 COMMON STOCK HOLDINGS
                       % OF TOTAL NET ASSETS AS OF 7/31/03
--------------------------------------------------------------------------------
Citigroup Inc..........................3.56%
Wells Fargo & Co.......................3.20%
Merrill Lynch & Co.....................3.01%
Pfizer Inc.............................2.97%
Bank of America........................2.89%
Exxon Mobil............................2.70%
Marsh & McLennan.......................2.63%
Computer Associates International .....2.30%
Merck & Co.............................2.18%
JP Morgan Chase & Co...................2.07%

HOLDINGS AND COMPOSITION OF HOLDINGS ARE SUBJECT TO CHANGE.
--------------------------------------------------------------------------------

PIE CHART:  VALUE EQUITY FUND
            INDUSTRY BREAKDOWN
            AS OF 7/31/03
            [PIE CHART]

            % OF TOTAL NET ASSETS

            Diversified Banks...............9.89%
            Pharmaceuticals ................7.30%
            Diversified Financial Services..5.63%
            Investment Adviser/Broker
            Dealer Services ................5.60%
            Industrial Conglomerates........3.98%
            Industrial Machinery............3.71%
            Computer Hardware...............3.32%
            Advertising.....................3.22%
            Integrated Oil & Gas............2.70%
            Insurance Brokers...............2.63%
            Other Industries ..............46.77%
            Net Cash & Cash Equivalents.....5.25%

(13)PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. THE LINE GRAPHS ILLUSTRATE THE VALUE OF A $10,000 INVESTMENT, PLUS REINVESTED DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ALONG WITH APPLICABLE FRONT-END SALES CHARGES AND CDSC. THE CHARTS AND OTHER TOTAL RETURN FIGURES CITED REFLECT THE FUND'S OPERATING EXPENSES, BUT THE INDEX DOES NOT HAVE EXPENSES, WHICH WOULD HAVE LOWERED ITS PERFORMANCE.

(14)THE S&P 500 INDEX(R) IS AN UNMANAGED INDEX OF THE 500 LARGEST COMMON STOCKS (IN TERMS OF MARKET VALUE), WEIGHTED BY MARKET CAPITALIZATION AND CONSIDERED REPRESENTATIVE OF THE BROAD STOCK MARKET. THE INDEX IS NOT MANAGED; THEREFORE, ITS PERFORMANCE DOES NOT REFLECT MANAGEMENT FEES AND OTHER EXPENSES ASSOCIATED WITH THE FUND INCLUDING FRONT-END SALES CHARGES AND CDSC. INVESTORS CANNOT INVEST DIRECTLY IN ANY MARKET INDEX.

AT ANY GIVEN TIME, THE FUND MAY BE SUBJECT TO SECTOR RISK, WHICH MEANS A CERTAIN SECTOR MAY UNDERPERFORM OTHER SECTORS OR THE MARKET AS A WHOLE. THE FUND IS NOT LIMITED WITH RESPECT TO THE SECTORS IN WHICH IT CAN INVEST.

MEET THE NEW MANAGEMENT TEAM (AS OF 7/1/03)

[PHOTOGRAPH OF BRETT W. STANLEY OMITTED] [PHOTOGRAPH OF R. CANON COLEMAN II OMITTED]

BRETT W. STANLEY, CFA (LEFT)

BEFORE JOINING AIM IN 1998, BRETT WAS A VICE PRESIDENT AND PORTFOLIO MANAGER WITH VAN KAMPEN AMERICAN CAPITAL, INC., WHERE HE MANAGED GROWTH AND INCOME, EQUITY INCOME, AND VALUE PORTFOLIOS. HE BEGAN HIS INVESTMENT CAREER IN 1988. HE RECEIVED A BBA IN FINANCE FROM THE UNIVERSITY OF TEXAS AT AUSTIN AND AN MS IN FINANCE FROM THE UNIVERSITY OF HOUSTON. HE IS A CHARTERED FINANCIAL ANALYST.

R. CANON COLEMAN II, CFA

CANON JOINED INVESCO'S PARENT COMPANY, AMVESCAP, IN 1999. HE PREVIOUSLY WORKED AS A CPA WITH DELOITTE & TOUCHE. CANON EARNED A BS AND AN MS IN ACCOUNTING FROM THE UNIVERSITY OF FLORIDA. HE ALSO HAS AN MBA FROM THE WHARTON SCHOOL AT THE UNIVERSITY OF PENNSYLVANIA AND IS A CHARTERED FINANCIAL ANALYST.

[PHOTOGRAPH OF MATTHEW W. SEINSHEIMER OMITTED] [PHOTOGRAPH OF MICHAEL J. SIMON OMITTED]

MATTHEW W. SEINSHEIMER, CFA (LEFT)

MATT BEGAN HIS INVESTMENT CAREER IN 1992 AS A FIXED-INCOME TRADER AT NEUBERGER & BERMAN. IN 1995, HE JOINED AMERICAN INDEMNITY COMPANY, WHERE HE SERVED AS A PORTFOLIO MANAGER ON BOTH FIXED-INCOME AND EQUITY PORTFOLIOS. HE JOINED AIM IN 1998. HE RECEIVED A BBA FROM SOUTHERN METHODIST UNIVERSITY AND AN MBA FROM THE UNIVERSITY OF TEXAS AT AUSTIN.

MICHAEL J. SIMON, CFA

PRIOR TO JOINING AIM IN 2001, MICHAEL WAS A VICE PRESIDENT, EQUITY ANALYST AND PORTFOLIO MANAGER WITH LUTHER KING CAPITAL MANAGEMENT. HE STARTED HIS INVESTMENT CAREER IN 1989 AND RECEIVED HIS BBA IN FINANCE FROM TEXAS CHRISTIAN UNIVERSITY AND AN MBA FROM THE UNIVERSITY OF CHICAGO. HE IS A CHARTERED FINANCIAL ANALYST.

MARKET HEADLINES

MARKET OVERVIEW

AUGUST 2002 TO JULY 2003

After three years of declines in the stock market, conditions improved for the 12-month period ended July 31, 2003. During this time frame, the Dow Jones Industrial Average was up 8.19%, the Nasdaq Composite Index leapt 30.62%, and the S&P 500 Index(R) gained 10.65%.(15)

Nevertheless, the first half of the fiscal year was fraught with setbacks. First, a series of corporate accounting scandals dominated the news well into summer 2002, tainting investors' perception of the market. Talk of Enron's collapse lingered -- and new scandals surrounding companies such as WorldCom Inc, Tyco International Ltd, and HealthSouth Corp followed. Furthermore, geopolitical uncertainty persisted throughout the year to varying degrees as threats of terrorist attacks, a nuclear standoff between India and Pakistan, the war in Iraq, and North Korea's refusal to obey a 1994 arms agreement all clouded the landscape.

During these months, investors flocked to investments with a defensive reputation. However, starting in March 2003, sentiment underwent a dramatic change as investors grew increasingly optimistic. This turnaround was spurred in part by the American-led coalition's success in Iraq, which muted one source of uncertainty. Additionally, investors were encouraged by improved corporate earnings and a better-than expected report on gross domestic product (GDP) growth in the second quarter, to name two factors cheering investors.

To be sure, risks remained. However, the end of the fiscal year saw investors focusing on the positives rather than the negatives. For example, the dollar's slide versus the euro could have stirred concerns that foreign investors might sell dollar-denominated assets. Instead, investors pointed to the potentially stimulative effects that the weak dollar might have on exports and manufacturing. Investors' newfound optimism was also reflected in the market technical profile at period-end, which saw trading volume spike higher during rallies, while dropping as stocks slid, reflecting investors' overall preference to buy stocks.

Given the sharp turnaround, it was not surprising to see sectors heavily influenced by market moves finish the year ahead. Technology stocks fared particularly well, as did many consumer discretionary and telecommunications names. Conversely, companies with more defensive reputations from sectors like consumer staples trailed the broad market for the year.

(15)THE DOW JONES INDUSTRIAL AVERAGE IS A PRICE-WEIGHTED AVERAGE OF 30 BLUE-CHIP STOCKS THAT ARE GENERALLY THE LEADERS IN THEIR INDUSTRIES. THE NASDAQ COMPOSITE INDEX IS AN UNMANAGED INDEX OF STOCKS TRADED OVER-THE-COUNTER. THE S&P 500 INDEX(R) IS AN UNMANAGED INDEX OF THE 500 LARGEST COMMON STOCKS (IN TERMS OF MARKET VALUE), WEIGHTED BY MARKET CAPITALIZATION AND CONSIDERED REPRESENTATIVE OF THE BROAD STOCK MARKET. THE INDEXES ARE NOT MANAGED; THEREFORE, THEIR PERFORMANCE DOES NOT REFLECT MANAGEMENT FEES AND OTHER EXPENSES ASSOCIATED WITH THE FUND INCLUDING FRONT-END SALES CHARGES AND CDSC. INVESTORS CANNOT INVEST DIRECTLY IN ANY MARKET INDEX.

INVESTMENT HOLDINGS
STATEMENT OF INVESTMENT SECURITIES
INVESCO STOCK FUNDS, INC.
JULY 31, 2003

                                                                        SHARES,
                                                                   CONTRACTS OR
                                                                      PRINCIPAL
%      DESCRIPTION                                                       AMOUNT                 VALUE
------------------------------------------------------------------------------------------------------
DYNAMICS FUND
99.90  COMMON STOCKS & WARRANTS
2.23   ADVERTISING
       Lamar Advertising Class A Shrs(a)                              1,628,300       $    55,866,973
       Omnicom Group                                                    437,200            32,300,336
======================================================================================================
                                                                                           88,167,309
0.49   AEROSPACE & DEFENSE
       L-3 Communications Holdings(a)                                   393,600            19,317,888
======================================================================================================
0.68   AGRICULTURAL PRODUCTS
       Bunge Ltd                                                        899,100            26,928,045
======================================================================================================
1.24   APPAREL RETAIL
       Chico's FAS(a)                                                   787,000            21,367,050
       TJX Cos                                                        1,429,100            27,795,995
======================================================================================================
                                                                                           49,163,045
6.69   APPLICATION SOFTWARE
       Amdocs Ltd(a)                                                  2,484,900            50,642,262
       BEA Systems(a)                                                 2,650,800            34,990,560
       Check Point Software Technologies Ltd(a)                       1,606,300            28,576,077
       Cognos Inc(a)                                                    452,100            12,233,826
       Fair Isaac & Co                                                  170,000             9,186,800
       Intuit Inc(a)                                                    705,500            30,350,610
       Mercury Interactive(a)                                           325,300            12,803,808
       Oracle Corp Japan                                                209,000             8,842,341
       Siebel Systems(a)                                              2,978,400            27,937,392
       Software HOLDRs Trust(b)(e)                                      971,100            31,415,085
       Synopsys Inc(a)                                                  285,800            17,865,358
======================================================================================================
                                                                                          264,844,119
0.45   AUTO PARTS & EQUIPMENT
       Advance Auto Parts(a)                                            261,800            17,784,074
======================================================================================================
4.13   BIOTECHNOLOGY
       Biotech HOLDRs Trust(a)(b)(c)                                    339,700            45,818,736
       Chiron Corp(a)                                                   168,000             7,660,800
       Genzyme Corp-General Division(a)                                 600,200            30,274,088
       Gilead Sciences(a)                                             1,078,375            73,922,606
       MedImmune Inc(a)                                                 148,000             5,800,120
======================================================================================================
                                                                                          163,476,350
0.30   BREWERS
       Constellation Brands Class A Shrs(a)                             414,800            11,966,980
======================================================================================================
2.47   BROADCASTING -- RADIO/TV
       Cox Radio Class A Shrs(a)                                        553,900            11,604,205
       Entercom Communications Class A Shrs(a)                          522,050            24,739,949
       Grupo Televisa SA de CV Sponsored ADR
         Representing 20 Ord Participation Certificates(c)              176,500             6,618,750
       Univision Communications Class A Shrs(a)(c)                      955,000            29,796,000

                                                                        SHARES,
                                                                   CONTRACTS OR
                                                                      PRINCIPAL
%      DESCRIPTION                                                       AMOUNT                 VALUE
------------------------------------------------------------------------------------------------------

       Westwood One(a)                                                  816,500       $    24,935,910
======================================================================================================
                                                                                           97,694,814
2.92   CABLE & SATELLITE OPERATORS
       Cablevision Systems New York Group(a)                            548,400            11,680,920
       Cox Communications Class A Shrs(a)                             1,549,500            49,258,605
       EchoStar Communications Class A Shrs(a)                        1,507,700            54,684,279
======================================================================================================
                                                                                          115,623,804
1.23   CASINOS & GAMING
       Harrah's Entertainment(a)                                        485,900            21,209,535
       Mandalay Resort Group                                            235,000             8,168,600
       Wynn Resorts Ltd(a)                                            1,131,100            19,285,255
======================================================================================================
                                                                                           48,663,390
2.57   COMMUNICATIONS EQUIPMENT
       Alcatel Sponsored ADR Representing Ord Shrs(a)                 2,163,300            21,330,138
       Corning Inc(a)                                                 2,789,100            22,703,274
       JDS Uniphase(a)                                                1,500,800             4,517,408
       UTStarcom Inc(a)                                               1,250,600            53,238,042
======================================================================================================
                                                                                          101,788,862
0.89   COMPUTER & ELECTRONICS RETAIL
       CDW Corp(a)                                                      737,200            35,297,136
======================================================================================================
2.40   COMPUTER STORAGE & PERIPHERALS
       EMC Corp(a)                                                    1,346,900            14,331,016
       Emulex Corp(a)                                                   462,200             9,405,770
       Lexmark International Class A Shrs(a)                            562,100            36,069,957
       Network Appliance(a)                                           1,347,101            21,526,674
       Seagate Technology(a)                                            629,302            13,718,784
======================================================================================================
                                                                                           95,052,201
0.92   CONSTRUCTION MACHINERY, FARM
          MACHINERY & HEAVY TRUCKS
       Cummins Inc                                                      310,000            14,362,300
       Navistar International(a)                                        566,000            22,085,320
======================================================================================================
                                                                                           36,447,620
0.60   CONSUMER FINANCE
       SLM Corp                                                         570,800            23,665,368
======================================================================================================
2.76   DATA PROCESSING SERVICES
       DST Systems(a)                                                   967,400            35,561,624
       Fiserv Inc(a)                                                  1,092,600            42,655,104
       Paychex Inc                                                      953,750            31,025,487
======================================================================================================
                                                                                          109,242,215
1.36   DIVERSIFIED BANKS
       M&T Bank                                                          90,700             8,033,299
       Northern Trust                                                   800,800            34,962,928
       Synovus Financial                                                465,000            10,941,450
======================================================================================================
                                                                                           53,937,677
1.18   DIVERSIFIED COMMERCIAL SERVICES
       ChoicePoint Inc(a)                                               734,300            28,006,202

                                                                        SHARES,
                                                                   CONTRACTS OR
                                                                      PRINCIPAL
%      DESCRIPTION                                                       AMOUNT                 VALUE
------------------------------------------------------------------------------------------------------

       Cintas Corp                                                      449,900       $    18,607,864
======================================================================================================
                                                                                           46,614,066
2.08   DIVERSIFIED FINANCIAL SERVICES
       Ambac Financial Group(c)                                         549,200            36,175,804
       Franklin Resources                                               718,000            31,197,100
       Neuberger Berman                                                 371,500            14,967,735
======================================================================================================
                                                                                           82,340,639
2.59   EDUCATION SERVICES
       Apollo Group Class A Shrs(a)                                     380,550            24,644,418
       Career Education(a)                                              495,900            41,358,060
       ITT Educational Services(a)                                      928,400            36,421,132
======================================================================================================
                                                                                          102,423,610
1.11   ELECTRICAL COMPONENTS & EQUIPMENT
       Molex Inc                                                      1,025,662            28,636,483
       SPX Corp(a)                                                      323,400            15,228,906
======================================================================================================
                                                                                           43,865,389
0.41   ELECTRONIC EQUIPMENT MANUFACTURERS
       Garmin Ltd(a)                                                     86,700             3,317,142
       Jabil Circuit(a)                                                 562,000            12,954,100
======================================================================================================
                                                                                           16,271,242
2.47   EMPLOYMENT SERVICES
       Manpower Inc                                                   1,276,600            48,638,460
       Robert Half International(a)                                   2,275,400            49,398,934
======================================================================================================
                                                                                           98,037,394
1.10   ENVIRONMENTAL SERVICES
       Republic Services(a)                                           1,806,000            43,705,200
======================================================================================================
0.13   FOOD DISTRIBUTORS
       United Natural Foods(a)                                          164,400             5,025,708
======================================================================================================
0.97   FOOD RETAIL
       Dean Foods(a)                                                    841,900            25,198,067
       Whole Foods Market(a)                                            262,500            13,381,200
======================================================================================================
                                                                                           38,579,267
0.64   FOOTWEAR
       NIKE Inc Class B Shrs                                            492,000            25,456,080
======================================================================================================
1.19   GENERAL MERCHANDISE STORES
       Dollar Tree Stores(a)                                            230,100             8,440,068
       Family Dollar Stores                                             626,000            23,481,260
       Ross Stores                                                      337,000            15,400,900
======================================================================================================
                                                                                           47,322,228
1.00   HEALTH CARE DISTRIBUTORS
       AdvancePCS Class A Shrs(a)                                       562,000            21,294,180
       Express Scripts(a)                                               276,501            18,249,066
======================================================================================================
                                                                                           39,543,246
4.55   HEALTH CARE EQUIPMENT
       Biomet Inc                                                     1,152,200            34,116,642
       Boston Scientific(a)(c)                                          587,000            37,116,010

                                                                        SHARES,
                                                                   CONTRACTS OR
                                                                      PRINCIPAL
%      DESCRIPTION                                                       AMOUNT                 VALUE
------------------------------------------------------------------------------------------------------

       C.R. Bard(c)                                                     113,000       $     7,747,280
       Medtronic Inc                                                     21,100             1,086,650
       Stryker Corp                                                     161,500            12,357,980
       Varian Medical Systems(a)                                        984,100            60,384,376
       Zimmer Holdings(a)                                               573,400            27,414,254
======================================================================================================
                                                                                          180,223,192
0.26   HEALTH CARE FACILITIES
       Health Management Associates Class A Shrs                        508,000            10,144,760
======================================================================================================
0.21   HEALTH CARE SUPPLIES
       Smith & Nephew PLC                                             1,395,000             8,319,282
======================================================================================================
1.42   HOTELS & RESORTS
       Expedia Inc(a)                                                   224,400            17,550,324
       Expedia Inc Warrants(a) (Exp 2009)                               216,572            11,920,123
       Hilton Hotels                                                  1,842,000            26,893,200
======================================================================================================
                                                                                           56,363,647
0.90   INDUSTRIAL GASES
       Praxair Inc                                                      552,000            35,692,320
======================================================================================================
2.05   INDUSTRIAL MACHINERY
       Danaher Corp                                                     141,700            10,230,740
       Donaldson Co                                                      91,000             4,436,250
       Eaton Corp                                                       211,000            17,759,870
       Illinois Tool Works                                              436,900            30,430,085
       ITT Industries                                                   274,400            18,302,480
======================================================================================================
                                                                                           81,159,425
1.01   INTEGRATED OIL & GAS
       Murphy Oil                                                       812,200            40,106,436
======================================================================================================
1.81   INTERNET SOFTWARE & SERVICES
       Mindspeed Technologies(a)                                        427,933             1,369,386
       VeriSign Inc(a)                                                2,377,500            31,739,625
       Yahoo! Inc(a)                                                  1,239,400            38,582,522
======================================================================================================
                                                                                           71,691,533
3.04   INVESTMENT ADVISER/BROKER DEALER SERVICES
       Bear Stearns                                                     213,800            14,324,600
       Federated Investors Class B Shrs                                 196,200             5,638,788
       Legg Mason                                                       822,400            57,568,000
       Lehman Brothers Holdings                                         297,080            18,796,252
       T Rowe Price Group                                               593,000            24,069,870
======================================================================================================
                                                                                          120,397,510
0.37   INVESTMENT COMPANIES
       iShares Trust Russell Midcap Growth Index Fund(c)                  9,500               603,725
       NASDAQ-100 Trust Series 1 Shrs(a)(c)                             436,100            13,881,063
======================================================================================================
                                                                                           14,484,788
1.17   IT CONSULTING & OTHER SERVICES
       Affiliated Computer Services Class A Shrs(a)                     146,200             7,244,210
       BISYS Group(a)                                                 1,343,000            22,226,650

                                                                        SHARES,
                                                                   CONTRACTS OR
                                                                      PRINCIPAL
%      DESCRIPTION                                                       AMOUNT                 VALUE
------------------------------------------------------------------------------------------------------

       SunGard Data Systems(a)                                          637,200       $    16,720,128
======================================================================================================
                                                                                           46,190,988
1.11   LEISURE PRODUCTS
       Marvel Enterprises(a)                                            706,100            13,839,560
       Mattel Inc                                                     1,548,100            30,079,583
======================================================================================================
                                                                                           43,919,143
0.29   LIFE & HEALTH INSURANCE
       AFLAC Inc                                                         20,700               664,056
       Nationwide Financial Services Class A Shrs                       355,200            10,993,440
======================================================================================================
                                                                                           11,657,496
3.15   MANAGED HEALTH CARE
       Aetna Inc                                                        475,000            29,269,500
       Anthem Inc(a)                                                    469,000            35,414,190
       Caremark Rx(a)                                                 1,011,000            25,295,220
       Mid Atlantic Medical Services(a)                                 175,000             9,516,500
       WellPoint Health Networks(a)                                     300,000            25,095,000
======================================================================================================
                                                                                          124,590,410
0.30   METAL & GLASS CONTAINERS
       Ball Corp                                                        243,400            12,096,980
======================================================================================================
0.16   MOTORCYCLE MANUFACTURERS
       Harley-Davidson Inc                                              137,900             6,464,752
======================================================================================================
0.29   MOVIES & ENTERTAINMENT
       Pixar(a)                                                         170,500            11,559,900
======================================================================================================
0.14   MULTI-LINE INSURANCE
       Willis Group Holdings Ltd                                        186,800             5,622,680
======================================================================================================
0.32   NETWORKING EQUIPMENT
       Juniper Networks(a)                                              866,300            12,500,709
======================================================================================================
0.37   OIL & GAS DRILLING
       Nabors Industries Ltd(a)                                         257,450             9,216,710
       Noble Corp(a)                                                    162,500             5,341,375
======================================================================================================
                                                                                           14,558,085
2.33   OIL & GAS EQUIPMENT & SERVICES
       BJ Services(a)                                                   615,200            21,070,600
       Cooper Cameron(a)                                                311,195            14,878,233
       Smith International(a)                                         1,156,200            41,438,208
       Weatherford International Ltd(a)                                 410,000            14,870,700
======================================================================================================
                                                                                           92,257,741
2.35   OIL & GAS EXPLORATION & PRODUCTION
       Apache Corp                                                      617,917            38,286,137
       EOG Resources                                                     80,200             3,110,156
       Kerr-McGee Corp                                                  468,200            20,600,800
       Pioneer Natural Resources(a)                                     638,500            15,324,000
       Talisman Energy                                                  369,000            15,826,410
======================================================================================================
                                                                                           93,147,503
5.14   PHARMACEUTICALS
       Alcon Inc                                                      1,296,000            66,057,120
                                                                        SHARES,
                                                                   CONTRACTS OR
                                                                      PRINCIPAL
%      DESCRIPTION                                                       AMOUNT                 VALUE
------------------------------------------------------------------------------------------------------
       Barr Laboratories(a)                                             637,800       $    43,083,390
       Forest Laboratories(a)                                           371,100            17,768,268
       Teva Pharmaceutical Industries Ltd Sponsored ADR
         Representing Ord Shrs                                        1,338,170            76,730,668
======================================================================================================
                                                                                          203,639,446
0.46   PROPERTY & CASUALTY INSURANCE
       SAFECO Corp                                                      490,000            18,242,700
======================================================================================================
0.01   PUBLISHING & PRINTING
       Knight-Ridder Inc                                                  3,900               267,657
======================================================================================================
2.65   RESTAURANTS
       CBRL Group                                                     1,300,000            45,812,000
       Outback Steakhouse                                               589,600            22,021,560
       P.F. Chang's China Bistro(a)                                       6,800               328,984
       Starbucks Corp(a)                                              1,351,600            36,939,228
======================================================================================================
                                                                                          105,101,772
3.50   SEMICONDUCTOR EQUIPMENT
       ASML Holding NV New York Registered Shrs(a)                    2,092,200            27,073,068
       KLA-Tencor Corp(a)                                               843,200            43,551,280
       Lam Research(a)                                                1,276,550            27,777,728
       Novellus Systems(a)                                              734,100            26,288,121
       Tokyo Electron Ltd                                               238,000            13,958,771
======================================================================================================
                                                                                          138,648,968
4.74   SEMICONDUCTORS
       Agere Systems Class A Shrs(a)                                  2,207,200             6,202,232
       Altera Corp(a)                                                 1,631,400            31,388,136
       Conexant Systems(a)                                            3,332,500            16,395,900
       Linear Technology                                                873,900            32,229,432
       Marvell Technology Group Ltd(a)                                  155,000             5,449,800
       Maxim Integrated Products                                        516,600            20,188,728
       Microchip Technology                                           1,552,715            40,929,567
       PMC-Sierra Inc(a)                                                779,200             9,552,992
       Semiconductor HOLDRs Trust(b)(c)                                 643,900            20,926,750
       Xilinx Inc(a)                                                    171,800             4,514,904
======================================================================================================
                                                                                          187,778,441
0.77   SPECIALTY STORES
       AutoZone Inc(a)                                                  110,000             9,158,600
       Tiffany & Co                                                     627,000            21,543,720
======================================================================================================
                                                                                           30,702,320
2.49   SYSTEMS SOFTWARE
       Adobe Systems                                                    829,300            27,101,524
       Symantec Corp(a)                                                 514,800            24,077,196
       VERITAS Software(a)                                            1,542,600            47,512,080
======================================================================================================
                                                                                           98,690,800
0.65   TRADING COMPANIES & DISTRIBUTORS
       Fastenal Co(c)                                                   679,100            25,805,800
======================================================================================================
0.30   TRUCKING
       Arkansas Best                                                    435,400            12,047,518
======================================================================================================
                                                                        SHARES,
                                                                   CONTRACTS OR
                                                                      PRINCIPAL
%      DESCRIPTION                                                       AMOUNT                 VALUE
------------------------------------------------------------------------------------------------------
2.39   WIRELESS TELECOMMUNICATION SERVICES
       AT&T Wireless Services(a)                                      2,308,600       $    19,692,358
       Nextel Communications Class A Shrs(a)                          1,902,300            34,735,998
       Nextel Partners Class A Shrs(a)                                2,185,350            19,384,054
       Sprint Corp-PCS Group Series 1 Shrs(a)                         3,390,000            20,848,500
======================================================================================================
                                                                                           94,660,910
       TOTAL COMMON STOCKS & WARRANTS
         (COST $3,207,411,451)                                                          3,956,980,578
======================================================================================================
0.00   PREFERRED STOCKS -- NETWORKING EQUIPMENT
       Calient Networks, Pfd, Series D Shrs(a)(j)
        (Cost $648,056)                                                  89,696                17,173
======================================================================================================
1.41   SHORT-TERM INVESTMENTS
0.46   COMMERCIAL PAPER -- TRADE RECEIVABLES
       New Center Asset Trust, Series 1, Discount Notes
         1.130%, 8/1/2003 (Amortized Cost $18,000,000)            $  18,000,000            18,000,000
======================================================================================================
0.93   INVESTMENT COMPANIES
       INVESCO Treasurer's Series Money Market Reserve Fund(d)(e)
         0.949% (Cost $36,892,514)                                   36,892,514            36,892,514
======================================================================================================
0.02   REPURCHASE AGREEMENTS
       Repurchase Agreement with State Street
         dated 7/31/2003 due 8/1/2003 at 1.000%,
         repurchased at $937,026 (Collateralized by
         Fannie Mae, Benchmark Notes, due 3/17/2006
         at 2.375%, value $955,548) (Cost $937,000)               $     937,000               937,000
======================================================================================================
         TOTAL SHORT-TERM INVESTMENTS (COST $55,829,514)                                   55,829,514
======================================================================================================
101.31 TOTAL INVESTMENTS AT VALUE
        (COST $3,263,889,021)                                                           4,012,827,265
======================================================================================================
(1.31) OTHER ASSETS LESS LIABILITIES                                                      (51,906,992)
======================================================================================================
100.00 NET ASSETS AT VALUE                                                            $ 3,960,920,273
======================================================================================================

GROWTH FUND
96.74  COMMON STOCKS
2.45   AEROSPACE & DEFENSE
       United Technologies                                              152,900       $    11,502,667
======================================================================================================
4.98   APPLICATION SOFTWARE
       Mercury Interactive(a)                                           168,400             6,628,224
       SAP AG Sponsored ADR Representing 1/4 Ord Shr                    155,600             4,566,860
       Software HOLDRs Trust(b)(e)                                      376,900            12,192,715
======================================================================================================
                                                                                           23,387,799
5.20   BIOTECHNOLOGY
       Amgen Inc(a)                                                     113,200             7,876,456
       Biotech HOLDRs Trust(a)(b)                                        76,600            10,331,808
       Gilead Sciences(a)                                                90,900             6,231,195
======================================================================================================
                                                                                           24,439,459

                                                                        SHARES,
                                                                   CONTRACTS OR
                                                                      PRINCIPAL
%      DESCRIPTION                                                       AMOUNT                 VALUE
------------------------------------------------------------------------------------------------------

1.56   BREWERS
       Anheuser-Busch Cos                                               141,800       $     7,348,076
======================================================================================================
1.40   CABLE & SATELLITE OPERATORS
       EchoStar Communications Class A Shrs(a)                          181,270             6,574,663
======================================================================================================
1.16   CASINOS & GAMING
       International Game Technology                                    215,000             5,471,750
======================================================================================================
1.25   COMPUTER & ELECTRONICS RETAIL
       Best Buy(a)                                                      134,000             5,849,100
======================================================================================================
1.15   COMPUTER HARDWARE
       Dell Inc(a)                                                      160,000             5,388,800
======================================================================================================
2.29   COMPUTER STORAGE & PERIPHERALS
       EMC Corp(a)                                                      555,700             5,912,648
       Network Appliance(a)                                             303,500             4,849,930
======================================================================================================
                                                                                           10,762,578
1.82   CONSUMER FINANCE
       SLM Corp                                                         206,000             8,540,760
======================================================================================================
2.93   DATA PROCESSING SERVICES
       First Data                                                       114,700             4,331,072
       Fiserv Inc(a)                                                    242,000             9,447,680
======================================================================================================
                                                                                           13,778,752
4.57   DIVERSIFIED BANKS
       Bank of America                                                  135,300            11,171,721
       Wells Fargo & Co                                                 204,100            10,313,173
======================================================================================================
                                                                                           21,484,894
9.24   DIVERSIFIED FINANCIAL SERVICES
       American Express                                                 137,500             6,073,375
       Citigroup Inc                                                    468,221            20,976,301
       Goldman Sachs Group                                               50,000             4,357,000
       JP Morgan Chase & Co                                             342,200            11,994,110
======================================================================================================
                                                                                           43,400,786
1.90   GENERAL MERCHANDISE STORES
       Target Corp                                                      232,300             8,901,736
======================================================================================================
5.10   HEALTH CARE EQUIPMENT
       Biomet Inc                                                       189,100             5,599,251
       Boston Scientific(a)                                              79,800             5,045,754
       Guidant Corp                                                     105,000             4,958,100
       Medtronic Inc                                                    103,500             5,330,250
       St Jude Medical(a)                                                56,000             3,004,400
======================================================================================================
                                                                                           23,937,755
2.65   HYPERMARKETS & SUPER CENTERS
       Wal-Mart Stores                                                  222,500            12,439,975
======================================================================================================
2.26   INDUSTRIAL CONGLOMERATES
       General Electric                                                 373,490            10,622,056
======================================================================================================

                                                                        SHARES,
                                                                   CONTRACTS OR
                                                                      PRINCIPAL
%      DESCRIPTION                                                       AMOUNT                 VALUE
------------------------------------------------------------------------------------------------------

1.54   INVESTMENT ADVISER/BROKER DEALER SERVICES
       Merrill Lynch & Co                                               133,000       $     7,231,210
======================================================================================================
3.58   INVESTMENT COMPANIES
       DIAMONDS Trust Series 1 Shrs(f)                                   66,000             6,103,020
       NASDAQ-100 Trust Series 1 Shrs(a)(c)                             336,900            10,723,527
======================================================================================================
                                                                                           16,826,547
1.11   IT CONSULTING & OTHER SERVICES
       Affiliated Computer Services Class A Shrs(a)                     105,700             5,237,435
======================================================================================================
1.00   MANAGED HEALTH CARE
       UnitedHealth Group                                                90,000             4,688,100
======================================================================================================
1.95   MOVIES & ENTERTAINMENT
       AOL Time Warner(a)                                               276,500             4,266,395
       Viacom Inc Class B Shrs(a)                                       112,700             4,904,704
======================================================================================================
                                                                                            9,171,099
3.14   NETWORKING EQUIPMENT
       Cisco Systems(a)                                                 756,540            14,767,661
======================================================================================================
0.80   PERSONAL PRODUCTS
       Avon Products                                                     60,000             3,743,400
======================================================================================================
12.54  PHARMACEUTICALS
       Abbott Laboratories                                              212,400             8,336,700
       Johnson & Johnson                                                243,400            12,605,686
       Merck & Co                                                        66,600             3,681,648
       Pfizer Inc                                                       601,000            20,049,360
       Teva Pharmaceutical Industries Ltd Sponsored ADR
         Representing Ord Shrs                                           93,800             5,378,492
       Wyeth                                                            194,000             8,842,520
======================================================================================================
                                                                                           58,894,406
1.23   RESTAURANTS
       Starbucks Corp(a)                                                211,500             5,780,295
======================================================================================================
2.74   SEMICONDUCTOR EQUIPMENT
       Applied Materials(a)                                             538,740            10,505,430
       Novellus Systems(a)                                               66,300             2,374,203
======================================================================================================
                                                                                           12,879,633
6.56   SEMICONDUCTORS
       Intel Corp                                                       690,700            17,232,965
       Semiconductor HOLDRs Trust(b)(c)                                 274,300             8,914,750
       Texas Instruments                                                247,280             4,666,173
======================================================================================================
                                                                                           30,813,888
1.20   SOFT DRINKS
       Coca-Cola Co                                                     125,800             5,657,226
======================================================================================================
7.44   SYSTEMS SOFTWARE
       Microsoft Corp                                                   719,980            19,007,472
       Oracle Corp(a)                                                   532,645             6,391,740
       VERITAS Software(a)                                              310,000             9,548,000
======================================================================================================
                                                                                           34,947,212

                                                                        SHARES,
                                                                   CONTRACTS OR
                                                                      PRINCIPAL
%      DESCRIPTION                                                       AMOUNT                 VALUE
------------------------------------------------------------------------------------------------------
       TOTAL COMMON STOCKS (COST $389,566,990)                                        $   454,469,718
======================================================================================================
4.92   SHORT-TERM INVESTMENTS -- INVESTMENT COMPANIES
       INVESCO Treasurer's Series Money Market Reserve Fund(d)(e)
         0.949% (Cost $23,098,473)                                   23,098,473            23,098,473
======================================================================================================
101.66 TOTAL INVESTMENTS AT VALUE
         (COST $412,665,463)                                                              477,568,191
======================================================================================================
(1.66) OTHER ASSETS LESS LIABILITIES                                                       (7,790,942)
======================================================================================================
100.00 NET ASSETS AT VALUE                                                            $   469,777,249
======================================================================================================

GROWTH & INCOME FUND
96.99  COMMON STOCKS
0.78   ADVERTISING
       Omnicom Group                                                      4,900       $       362,012
======================================================================================================
1.46   AEROSPACE & DEFENSE
       Lockheed Martin                                                    7,000               366,380
       United Technologies                                                4,100               308,443
======================================================================================================
                                                                                              674,823
0.86   APPAREL RETAIL
       Gap Inc                                                           13,000               233,870
       Pacific Sunwear of California(a)                                   5,300               160,855
======================================================================================================
                                                                                              394,725
2.01   BIOTECHNOLOGY
       Amgen Inc(a)                                                      13,300               925,414
======================================================================================================
0.59   BREWERS
       Anheuser-Busch Cos                                                 5,300               274,646
======================================================================================================
0.64   BROADCASTING -- RADIO/TV
       Clear Channel Communications(a)                                    7,200               294,840
======================================================================================================
0.49   CABLE & SATELLITE OPERATORS
       Comcast Corp Special Class A Shrs(a)                               7,700               225,610
======================================================================================================
0.44   CASINOS & GAMING
       International Game Technology                                      8,000               203,600
======================================================================================================
0.58   COMPUTER & ELECTRONICS RETAIL
       Best Buy(a)                                                        6,100               266,265
======================================================================================================
3.42   COMPUTER HARDWARE
       Dell Inc(a)                                                       21,600               727,488
       Hewlett-Packard Co                                                 6,400               135,488
       International Business Machines                                    8,800               715,000
======================================================================================================
                                                                                            1,577,976
2.39   CONSUMER FINANCE
       Fannie Mae                                                         9,600               614,784
       SLM Corp                                                          11,700               485,082
======================================================================================================
                                                                                            1,099,866

                                                                        SHARES,
                                                                   CONTRACTS OR
                                                                      PRINCIPAL
%      DESCRIPTION                                                       AMOUNT                 VALUE
------------------------------------------------------------------------------------------------------

0.52   CRUISE LINES
       Carnival Corp Paired Certificates SBI                              7,000       $       240,170
======================================================================================================
1.76   DATA PROCESSING SERVICES
       First Data                                                        12,140               458,407
       Fiserv Inc(a)                                                      9,000               351,360
======================================================================================================
                                                                                              809,767
2.84   DIVERSIFIED BANKS
       Bank of America                                                    7,900               652,303
       Fifth Third Bancorp                                                4,100               225,541
       Wells Fargo & Co                                                   8,500               429,505
======================================================================================================
                                                                                            1,307,349
7.53   DIVERSIFIED FINANCIAL SERVICES
       American Express                                                  15,000               662,550
       Citigroup Inc                                                     30,000             1,344,000
       Goldman Sachs Group                                                8,000               697,120
       JP Morgan Chase & Co                                              13,700               480,185
       Prudential Financial                                               8,000               284,640
======================================================================================================
                                                                                            3,468,495
0.49   DRUG RETAIL
       Walgreen Co                                                        7,500               224,400
======================================================================================================
1.17   EDUCATION SERVICES
       Apollo Group Class A Shrs(a)                                       4,500               291,420
       Career Education(a)                                                3,000               250,200
======================================================================================================
                                                                                              541,620
1.00   ELECTRIC UTILITIES
       Dominion Resources                                                 2,500               150,250
       FPL Group                                                          3,000               185,010
       Southern Co                                                        4,400               125,136
======================================================================================================
                                                                                              460,396
0.76   GENERAL MERCHANDISE STORES
       Target Corp                                                        9,100               348,712
======================================================================================================
3.36   HEALTH CARE EQUIPMENT
       Boston Scientific(a)                                               4,500               284,535
       Medtronic Inc                                                     11,700               602,550
       St Jude Medical(a)                                                 4,000               214,600
       Stryker Corp                                                       1,900               145,388
       Zimmer Holdings(a)                                                 6,300               301,203
======================================================================================================
                                                                                            1,548,276
1.92   HOME IMPROVEMENT RETAIL
       Home Depot                                                        20,400               636,480
       Lowe's Cos                                                         5,200               247,312
======================================================================================================
                                                                                              883,792
2.19   HOUSEHOLD PRODUCTS
       Colgate-Palmolive Co                                               6,100               333,060
       Procter & Gamble                                                   7,720               678,356
======================================================================================================
                                                                                            1,011,416
                                                                        SHARES,
                                                                   CONTRACTS OR
                                                                      PRINCIPAL
%      DESCRIPTION                                                       AMOUNT                 VALUE
------------------------------------------------------------------------------------------------------
2.98   HYPERMARKETS & SUPER CENTERS
       Wal-Mart Stores                                                   24,600       $     1,375,386
======================================================================================================
4.37   INDUSTRIAL CONGLOMERATES
       General Electric                                                  59,000             1,677,960
       3M Co                                                              2,400               336,480
======================================================================================================
                                                                                            2,014,440
0.41   INDUSTRIAL MACHINERY
       Danaher Corp                                                       2,600               187,720
======================================================================================================
1.00   INTEGRATED OIL & GAS
       Exxon Mobil                                                       13,000               462,540
======================================================================================================
1.16   INTERNET RETAIL
       Amazon.com Inc(a)                                                  3,500               146,020
       eBay Inc(a)                                                        3,610               386,992
======================================================================================================
                                                                                              533,012
0.28   INTERNET SOFTWARE & SERVICES
       Yahoo! Inc(a)                                                      4,100               127,633
======================================================================================================
2.40   INVESTMENT ADVISER/BROKER DEALER SERVICES
       Lehman Brothers Holdings                                           4,205               266,050
       Merrill Lynch & Co                                                 9,500               516,515
       Morgan Stanley                                                     6,800               322,592
======================================================================================================
                                                                                            1,105,157
2.16   INVESTMENT COMPANIES
       Standard & Poor's Depositary Receipts Trust Series 1 Shrs         10,000               993,900
======================================================================================================
0.23   LIFE & HEALTH INSURANCE
       AFLAC Inc                                                          3,300               105,864
======================================================================================================
1.83   MANAGED HEALTH CARE
       Aetna Inc                                                          4,400               271,128
       UnitedHealth Group                                                11,000               572,990
======================================================================================================
                                                                                              844,118
1.77   MOVIES & ENTERTAINMENT
       AOL Time Warner(a)                                                16,500               254,595
       Viacom Inc Class B Shrs(a)                                        12,860               559,667
======================================================================================================
                                                                                              814,262
1.29   MULTI-LINE INSURANCE
       American International Group                                       9,257               594,300
======================================================================================================
2.78   NETWORKING EQUIPMENT
       Cisco Systems(a)                                                  65,685             1,282,171
======================================================================================================
0.86   OIL & GAS DRILLING
       ENSCO International                                                8,000               200,560
       Nabors Industries Ltd(a)                                           5,500               196,900
======================================================================================================
                                                                                              397,460
0.88   OIL & GAS EQUIPMENT & SERVICES
       Schlumberger Ltd                                                   9,000               405,630
======================================================================================================

                                                                        SHARES,
                                                                   CONTRACTS OR
                                                                      PRINCIPAL
%      DESCRIPTION                                                       AMOUNT                 VALUE
------------------------------------------------------------------------------------------------------

0.23   OIL & GAS EXPLORATION & PRODUCTION
       Devon Energy                                                       2,200       $       104,214
======================================================================================================
0.89   PACKAGED FOODS & MEATS
       Sysco Corp                                                        13,700               412,781
======================================================================================================
0.73   PERSONAL PRODUCTS
       Avon Products                                                      2,200               137,258
       Gillette Co                                                        6,500               199,940
======================================================================================================
                                                                                              337,198
13.71  PHARMACEUTICALS
       Abbott Laboratories                                               10,500               412,125
       Alcon Inc                                                          4,200               214,074
       Allergan Inc                                                       3,500               281,680
       Eli Lilly & Co                                                     7,100               467,464
       Forest Laboratories(a)                                             3,450               165,186
       Johnson & Johnson                                                 25,200             1,305,108
       Merck & Co                                                         6,900               381,432
       Pfizer Inc                                                        54,400             1,814,784
       Taro Pharmaceutical Industries Ltd(a)                              3,600               196,452
       Teva Pharmaceutical Industries Ltd Sponsored ADR
         Representing Ord Shrs                                            7,600               435,784
       Wyeth                                                             14,100               642,678
======================================================================================================
                                                                                            6,316,767
0.56   PUBLISHING & PRINTING
       Gannett Co                                                         1,700               130,611
       Tribune Co                                                         2,700               127,494
======================================================================================================
                                                                                              258,105
0.56   RAILROADS
       Canadian National Railway                                          5,000               260,250
======================================================================================================
2.31   SEMICONDUCTOR EQUIPMENT
       Applied Materials(a)                                              23,200               452,400
       KLA-Tencor Corp(a)                                                 7,000               361,550
       Novellus Systems(a)                                                7,000               250,670
======================================================================================================
                                                                                            1,064,620
5.22   SEMICONDUCTORS
       Analog Devices(a)                                                  6,500               246,675
       Intel Corp                                                        46,205             1,152,815
       Linear Technology                                                 11,900               438,872
       Microchip Technology                                               8,500               224,060
       Xilinx Inc(a)                                                     13,000               341,640
======================================================================================================
                                                                                            2,404,062
2.64   SOFT DRINKS
       Coca-Cola Co                                                      11,700               526,149
       PepsiCo Inc                                                       15,000               691,050
======================================================================================================
                                                                                            1,217,199
0.55   SPECIALTY STORES
       Bed Bath & Beyond(a)                                               6,500               252,395
======================================================================================================

                                                                        SHARES,
                                                                   CONTRACTS OR
                                                                      PRINCIPAL
%      DESCRIPTION                                                       AMOUNT                 VALUE
------------------------------------------------------------------------------------------------------

6.08   SYSTEMS SOFTWARE
       Microsoft Corp                                                    75,100       $     1,982,640
       Oracle Corp(a)                                                    35,860               430,320
       Symantec Corp(a)                                                   2,500               116,925
       VERITAS Software(a)                                                8,800               271,040
======================================================================================================
                                                                                            2,800,925
1.91   WIRELESS TELECOMMUNICATION SERVICES
       AT&T Wireless Services(a)                                         33,000               281,490
       Nextel Communications Class A Shrs(a)                             15,800               288,507
       Vodafone Group PLC Sponsored ADR Representing 10 Ord Shrs         16,400               311,272
======================================================================================================
                                                                                              881,269
       TOTAL COMMON STOCKS (COST $41,435,629)                                              44,697,548
======================================================================================================
3.41   SHORT-TERM INVESTMENTS -- INVESTMENT COMPANIES
       INVESCO Treasurer's Series Money Market Reserve Fund(e)
        0.949% (Cost $1,572,820)                                      1,572,820             1,572,820
======================================================================================================
100.40 TOTAL INVESTMENTS AT VALUE
        (COST $43,008,449)                                                                 46,270,368
======================================================================================================
(0.40) OTHER ASSETS LESS LIABILITIES                                                         (184,580)
======================================================================================================
100.00 NET ASSETS AT VALUE                                                            $    46,085,788
======================================================================================================

MID-CAP GROWTH FUND
93.78  COMMON STOCKS & WARRANTS
0.82   ADVERTISING
       Omnicom Group                                                      1,800       $       132,984
======================================================================================================
1.54   AEROSPACE & DEFENSE
       L-3 Communications Holdings(a)                                     5,100               250,308
======================================================================================================
2.96   APPAREL RETAIL
       Chico's FAS(a)                                                     6,600               179,190
       TJX Cos                                                           15,585               303,128
======================================================================================================
                                                                                              482,318
6.64   APPLICATION SOFTWARE
       Amdocs Ltd(a)                                                     10,100               205,838
       BEA Systems(a)                                                    22,500               297,000
       Intuit Inc(a)                                                      7,050               303,291
       Siebel Systems(a)                                                 29,400               275,772
======================================================================================================
                                                                                            1,081,901
2.86   BIOTECHNOLOGY
       Biotech HOLDRs Trust(a)(b)                                         1,400               188,832
       Gilead Sciences(a)                                                 4,050               277,627
======================================================================================================
                                                                                              466,459
2.07   BROADCASTING -- RADIO/TV
       Cox Radio Class A Shrs(a)                                          3,000                62,850
       Entercom Communications Class A Shrs(a)                            2,440               115,632
       Univision Communications Class A Shrs(a)                           5,100               159,120
======================================================================================================
                                                                                              337,602

                                                                        SHARES,
                                                                   CONTRACTS OR
                                                                      PRINCIPAL
%      DESCRIPTION                                                       AMOUNT                 VALUE
------------------------------------------------------------------------------------------------------
4.65   CABLE & SATELLITE OPERATORS
       Cox Communications Class A Shrs(a)                                10,200       $       324,258
       EchoStar Communications Class A Shrs(a)                           11,950               433,426
======================================================================================================
                                                                                              757,684
0.54   CASINOS & GAMING
       Harrah's Entertainment(a)                                          2,000                87,300
======================================================================================================
2.23   COMPUTER STORAGE & PERIPHERALS
       Brocade Communications Systems(a)                                 12,680                70,754
       Network Appliance(a)                                              18,325               292,834
======================================================================================================
                                                                                              363,588
3.78   DATA PROCESSING SERVICES
       Fiserv Inc(a)                                                      9,647               376,619
       Paychex Inc                                                        7,325               238,282
======================================================================================================
                                                                                              614,901
1.54   DIVERSIFIED BANKS
       M&T Bank                                                             350                31,000
       Northern Trust                                                     5,020               219,173
======================================================================================================
                                                                                              250,173
0.63   DIVERSIFIED COMMERCIAL SERVICES
       Cintas Corp                                                        2,500               103,400
======================================================================================================
3.06   DIVERSIFIED FINANCIAL SERVICES
       Ambac Financial Group                                              5,217               343,644
       Moody's Corp                                                       3,000               155,160
======================================================================================================
                                                                                              498,804
2.34   EDUCATION SERVICES
       Apollo Group Class A Shrs(a)                                       3,515               227,631
       ITT Educational Services(a)                                        3,900               152,997
======================================================================================================
                                                                                              380,628
1.81   EMPLOYMENT SERVICES
       Robert Half International(a)                                      13,600               295,256
======================================================================================================
1.16   FOOD RETAIL
       Whole Foods Market(a)                                              3,695               188,356
======================================================================================================
0.73   GENERAL MERCHANDISE STORES
       Dollar Tree Stores(a)                                                700                25,676
       Family Dollar Stores                                               2,500                93,775
======================================================================================================
                                                                                              119,451
2.61   HEALTH CARE DISTRIBUTORS
       Lincare Holdings(a)                                                6,125               222,950
       Patterson Dental(a)                                                3,775               201,963
======================================================================================================
                                                                                              424,913
4.63   HEALTH CARE EQUIPMENT
       Biomet Inc                                                         6,900               204,309
       Boston Scientific(a)                                               2,625               165,979
       Stryker Corp                                                       2,200               168,344

                                                                        SHARES,
                                                                   CONTRACTS OR
                                                                      PRINCIPAL
%      DESCRIPTION                                                       AMOUNT                 VALUE
------------------------------------------------------------------------------------------------------

       Zimmer Holdings(a)                                                 4,500       $       215,145
======================================================================================================
                                                                                              753,777
0.93   HEALTH CARE SUPPLIES
       Smith & Nephew PLC                                                25,500               152,073
======================================================================================================
1.64   HOTELS & RESORTS
       Expedia Inc(a)                                                     1,350               105,583
       Expedia Inc Warrants(a) (Exp 2009)                                   614                33,795
       Hilton Hotels                                                      8,800               128,480
======================================================================================================
                                                                                              267,858
1.40   INDUSTRIAL GASES
       Praxair Inc                                                        3,525               227,927
======================================================================================================
2.19   INDUSTRIAL MACHINERY
       Donaldson Co                                                       7,315               356,606
======================================================================================================
1.52   INTEGRATED OIL & GAS
       Murphy Oil                                                         5,000               246,900
======================================================================================================
0.96   INTERNET SOFTWARE & SERVICES
       Yahoo! Inc(a)                                                      5,000               155,650
======================================================================================================
3.11   INVESTMENT ADVISER/BROKER DEALER SERVICES
       Legg Mason                                                         4,850               339,500
       T Rowe Price Group                                                 4,100               166,419
======================================================================================================
                                                                                              505,919
0.74   INVESTMENT COMPANIES
       NASDAQ-100 Trust Series 1 Shrs(a)                                  3,800               120,954
======================================================================================================
2.08   IT CONSULTING & OTHER SERVICES
       Affiliated Computer Services Class A Shrs(a)                       1,455                72,095
       BISYS Group(a)                                                    16,100               266,455
======================================================================================================
                                                                                              338,550
1.20   LEISURE PRODUCTS
       Mattel Inc                                                        10,050               195,272
======================================================================================================
3.10   MANAGED HEALTH CARE
       Anthem Inc(a)                                                      1,900               143,469
       Caremark Rx(a)                                                     6,600               165,132
       Mid Atlantic Medical Services(a)                                     700                38,066
       WellPoint Health Networks(a)                                       1,900               158,935
======================================================================================================
                                                                                              505,602
1.18   METAL & GLASS CONTAINERS
       Ball Corp                                                          3,875               192,587
======================================================================================================
1.05   MOTORCYCLE MANUFACTURERS
       Harley-Davidson Inc                                                3,660               171,581
======================================================================================================
0.37   OIL & GAS DRILLING
       Nabors Industries Ltd(a)                                           1,690                60,502
======================================================================================================
2.22   OIL & GAS EQUIPMENT & SERVICES
       Smith International(a)                                             5,100               182,784
                                                                        SHARES,
                                                                   CONTRACTS OR
                                                                      PRINCIPAL
%      DESCRIPTION                                                       AMOUNT                 VALUE
------------------------------------------------------------------------------------------------------
       Weatherford International Ltd(a)                                   4,945       $       179,355
======================================================================================================
                                                                                              362,139
1.44   OIL & GAS EXPLORATION & PRODUCTION
       Apache Corp                                                        2,457               152,236
       Kerr-McGee Corp                                                    1,875                82,500
======================================================================================================
                                                                                              234,736
3.44   PHARMACEUTICALS
       Barr Laboratories(a)                                               2,550               172,252
       Forest Laboratories(a)                                             1,630                78,044
       Teva Pharmaceutical Industries Ltd Sponsored ADR
         Representing Ord Shrs                                            5,400               309,636
======================================================================================================
                                                                                              559,932
0.84   RESTAURANTS
       Starbucks Corp(a)                                                  5,000               136,650
======================================================================================================
2.68   SEMICONDUCTOR EQUIPMENT
       KLA-Tencor Corp(a)                                                 5,000               258,250
       Teradyne Inc(a)                                                   10,800               177,660
======================================================================================================
                                                                                              435,910
7.20   SEMICONDUCTORS
       Altera Corp(a)                                                    14,325               275,613
       Linear Technology                                                  6,870               253,366
       Maxim Integrated Products                                          5,685               222,170
       Microchip Technology                                              12,425               327,523
       Xilinx Inc(a)                                                      3,600                94,608
======================================================================================================
                                                                                            1,173,280
1.50   SOFT DRINKS
       Pepsi Bottling Group                                              11,150               245,077
======================================================================================================
1.61   SPECIALTY STORES
       Bed Bath & Beyond(a)                                               6,745               261,908
======================================================================================================
2.11   SYSTEMS SOFTWARE
       Symantec Corp(a)                                                   3,200               149,664
       VERITAS Software(a)                                                6,300               194,040
======================================================================================================
                                                                                              343,704
0.65   TRADING COMPANIES & DISTRIBUTORS
       Fastenal Co                                                        2,775               105,450
======================================================================================================
2.02   TRUCKING
       C.H. Robinson Worldwide                                            8,901               328,625
======================================================================================================
       TOTAL COMMON STOCKS & WARRANTS
         (COST $13,530,885)                                                                15,275,195
======================================================================================================
6.45   SHORT-TERM INVESTMENTS -- INVESTMENT COMPANIES
       INVESCO Treasurer's Series Money Market Reserve Fund(e)
         0.949% (Cost $1,050,344)                                     1,050,344             1,050,344
======================================================================================================
100.23 TOTAL INVESTMENTS AT VALUE
        (COST $14,581,229)                                                                 16,325,539
======================================================================================================

                                                                        SHARES,
                                                                   CONTRACTS OR
                                                                      PRINCIPAL
%      DESCRIPTION                                                       AMOUNT                 VALUE
------------------------------------------------------------------------------------------------------
(0.23) OTHER ASSETS LESS LIABILITIES                                                  $       (37,397)
======================================================================================================
100.00 NET ASSETS AT VALUE                                                            $    16,288,142
======================================================================================================

S&P 500 INDEX FUND
95.17  COMMON STOCKS(g)
0.23   ADVERTISING
       Interpublic Group of Cos                                           8,136       $       112,277
       Monster Worldwide(a)                                               2,300                61,065
       Omnicom Group                                                      3,943               291,309
======================================================================================================
                                                                                              464,651
1.70   AEROSPACE & DEFENSE
       Boeing Co                                                         17,456               578,143
       General Dynamics                                                   4,134               327,992
       Goodrich Corp                                                      2,410                55,430
       Honeywell International                                           17,836               504,402
       Lockheed Martin                                                    9,356               489,693
       Northrop Grumman                                                   3,852               355,308
       Raytheon Co                                                        8,547               262,393
       Rockwell Collins                                                   3,737                97,274
       United Technologies                                                9,706               730,182
======================================================================================================
                                                                                            3,400,817
0.06   AGRICULTURAL PRODUCTS
       Monsanto Co                                                        5,470               125,810
======================================================================================================
0.94   AIR FREIGHT & COURIERS
       FedEx Corp                                                         6,232               401,278
       United Parcel Service Class B Shrs                                23,400             1,476,072
======================================================================================================
                                                                                            1,877,350
0.15   AIRLINES
       Delta Air Lines                                                    2,598                30,916
       Southwest Airlines                                                16,166               265,284
======================================================================================================
                                                                                              296,200
0.24   ALUMINUM
       Alcoa Inc                                                         17,600               488,752
======================================================================================================
0.12   APPAREL, ACCESSORIES & LUXURY GOODS
       Jones Apparel Group(a)                                             2,700                78,165
       Liz Claiborne                                                      2,200                75,746
       VF Corp                                                            2,217                84,534
======================================================================================================
                                                                                              238,445
0.36   APPAREL RETAIL
       Gap Inc                                                           18,494               332,707
       Limited Brands                                                    10,858               181,437
       TJX Cos                                                           10,592               206,014
======================================================================================================
                                                                                              720,158
0.32   APPLICATION SOFTWARE
       Autodesk Inc                                                       2,300                34,408
       Citrix Systems(a)                                                  3,400                61,710
       Compuware Corp(a)                                                  7,900                40,685
                                                                        SHARES,
                                                                   CONTRACTS OR
                                                                      PRINCIPAL
%      DESCRIPTION                                                       AMOUNT                 VALUE
------------------------------------------------------------------------------------------------------
       Intuit Inc(a)                                                      4,300       $       184,986
       Mercury Interactive(a)                                             1,800                70,848
       Parametric Technology(a)                                           5,536                17,660
       PeopleSoft Inc(a)                                                  7,647               127,475
       Siebel Systems(a)                                                 10,200                95,676
======================================================================================================
                                                                                              633,448
0.19   AUTO PARTS & EQUIPMENT
       Dana Corp                                                          3,107                47,848
       Delphi Corp                                                       11,630                97,692
       Johnson Controls                                                   1,812               175,057
       Snap-On Inc                                                        1,200                33,984
       Visteon Corp                                                       2,742                17,357
======================================================================================================
                                                                                              371,938
0.43   AUTOMOBILE MANUFACTURERS
       Ford Motor                                                        38,117               421,574
       General Motors                                                    11,664               436,584
======================================================================================================
                                                                                              858,158
1.32   BIOTECHNOLOGY
       Amgen Inc(a)                                                      26,232             1,825,223
       Applera Corp-Applied Biosystems Group                              4,300                93,095
       Biogen Inc(a)                                                      3,100               119,102
       Chiron Corp(a)                                                     3,900               177,840
       Genzyme Corp-General Division(a)                                   4,500               226,980
       MedImmune Inc(a)                                                   5,200               203,788
======================================================================================================
                                                                                            2,646,028
0.47   BREWERS
       Adolph Coors Class B Shrs                                            800                41,104
       Anheuser-Busch Cos                                                17,344               898,766
======================================================================================================
                                                                                              939,870
0.34   BROADCASTING -- RADIO/TV
       Clear Channel Communications(a)                                   12,803               524,283
       Univision Communications Class A Shrs(a)                           4,770               148,824
======================================================================================================
                                                                                              673,107
0.19   BUILDING PRODUCTS
       American Standard(a)                                               1,500               114,600
       Crane Co                                                           1,250                31,012
       Masco Corp                                                         9,916               241,653
======================================================================================================
                                                                                              387,265
0.71   CABLE & SATELLITE OPERATORS
       Comcast Corp Class A Shrs(a)                                      46,842             1,420,249
======================================================================================================
0.14   CASINOS & GAMING
       Harrah's Entertainment(a)                                          2,314               101,006
       International Game Technology                                      7,200               183,240
======================================================================================================
                                                                                              284,246
0.03   COMMERCIAL PRINTING
       R.R. Donnelley & Sons                                              2,320                61,387
======================================================================================================

                                                                        SHARES,
                                                                   CONTRACTS OR
                                                                      PRINCIPAL
%      DESCRIPTION                                                       AMOUNT                 VALUE
------------------------------------------------------------------------------------------------------

0.92   COMMUNICATIONS EQUIPMENT
       ADC Telecommunications(a)                                         16,700       $        36,406
       Andrew Corp(a)                                                     3,213                34,990
       CIENA Corp(a)                                                      9,800                56,938
       Comverse Technology(a)                                             3,900                57,525
       Corning Inc(a)                                                    26,305               214,123
       JDS Uniphase(a)                                                   29,800                89,698
       Lucent Technologies(a)                                            86,099               151,534
       Motorola Inc                                                      48,208               435,800
       QUALCOMM Inc                                                      16,400               614,344
       Scientific-Atlanta Inc                                             3,122                94,565
       Tellabs Inc(a)                                                     8,538                57,461
======================================================================================================
                                                                                            1,843,384
0.21   COMPUTER & ELECTRONICS RETAIL
       Best Buy(a)                                                        6,700               292,455
       Circuit City Stores                                                4,328                39,731
       RadioShack Corp                                                    3,528                93,739
======================================================================================================
                                                                                              425,925
3.29   COMPUTER HARDWARE
       Apple Computer(a)                                                  7,636               160,738
       Dell Inc(a)                                                       53,412             1,798,916
       Gateway Inc(a)                                                     6,700                34,237
       Hewlett-Packard Co                                                63,514             1,344,591
       International Business Machines                                   35,976             2,923,050
       NCR Corp(a)                                                        2,000                55,140
       Sun Microsystems(a)                                               67,216               251,388
======================================================================================================
                                                                                            6,568,060
0.39   COMPUTER STORAGE & PERIPHERALS
       EMC Corp(a)                                                       45,504               484,163
       Lexmark International Class A Shrs(a)                              2,700               173,259
       Network Appliance(a)                                               7,100               113,458
======================================================================================================
                                                                                              770,880
0.04   CONSTRUCTION & ENGINEERING
       Fluor Corp                                                         1,712                60,999
       McDermott International(a)                                         1,400                 8,274
======================================================================================================
                                                                                               69,273
0.51   CONSTRUCTION MACHINERY, FARM
          MACHINERY & HEAVY TRUCKS
       Caterpillar Inc                                                    7,144               482,006
       Cummins Inc                                                          900                41,697
       Deere & Co                                                         4,966               252,173
       Navistar International(a)                                          1,400                54,628
       PACCAR Inc                                                         2,400               185,280
=======================================================================================================
                                                                                            1,015,784
0.04   CONSTRUCTION MATERIALS
       Vulcan Materials                                                   2,100                84,462
=======================================================================================================
1.73   CONSUMER FINANCE
       Capital One Financial                                              4,700               225,177
                                                                        SHARES,
                                                                   CONTRACTS OR
                                                                      PRINCIPAL
%      DESCRIPTION                                                       AMOUNT                 VALUE
------------------------------------------------------------------------------------------------------
       Countrywide Financial                                              2,715       $       181,389
       Fannie Mae                                                        20,397             1,306,224
       Freddie Mac                                                       14,356               701,291
       MBNA Corp                                                         26,614               593,226
       Providian Financial(a)                                             6,038                58,267
       SLM Corp                                                           9,300               385,578
======================================================================================================
                                                                                            3,451,152
0.23   CRUISE LINES
       Carnival Corp Paired Certificates SBI                             13,100               449,461
======================================================================================================
0.83   DATA PROCESSING SERVICES
       Automatic Data Processing                                         12,484               462,907
       Concord EFS(a)                                                    10,100               137,461
       First Data                                                        15,520               586,035
       Fiserv Inc(a)                                                      4,050               158,112
       Paychex Inc                                                        7,800               253,734
       Sabre Holdings Class A Shrs                                        2,937                67,786
======================================================================================================
                                                                                            1,666,035
0.59   DEPARTMENT STORES
       Dillard's Inc Class A Shrs                                         1,715                25,845
       Federated Department Stores                                        3,938               157,559
       J.C. Penney Holding                                                5,564               103,379
       Kohl's Corp(a)                                                     7,100               421,385
       May Department Stores                                              6,028               148,952
       Nordstrom Inc                                                      2,800                59,108
       Sears Roebuck & Co                                                 6,357               258,730
======================================================================================================
                                                                                            1,174,958
0.05   DISTILLERS & VINTNERS
       Brown-Forman Corp Class B Shrs                                     1,300               101,270
======================================================================================================
7.11   DIVERSIFIED BANKS
       AmSouth Bancorp                                                    7,350               159,274
       Bank of America                                                   31,189             2,575,276
       Bank of New York                                                  16,094               484,751
       Bank One                                                          23,743               939,273
       BB&T Corp                                                         11,580               404,142
       Charter One Financial                                              4,663               151,641
       Comerica Inc                                                       3,603               174,673
       Fifth Third Bancorp                                               11,950               657,370
       First Tennessee National                                           2,600               111,540
       FleetBoston Financial                                             21,910               681,182
       Golden West Financial                                              3,145               259,777
       Huntington Bancshares                                              4,741                96,906
       KeyCorp                                                            8,788               236,485
       Marshall & Ilsley                                                  4,700               147,204
       Mellon Financial                                                   8,984               271,766
       National City                                                     12,780               421,101
       North Fork Bancorp                                                 3,300               115,665
       Northern Trust                                                     4,600               200,836
       PNC Financial Services Group                                       5,900               288,805
       Regions Financial                                                  4,600               166,060
       SouthTrust Corp                                                    7,100               203,486
                                                                        SHARES,
                                                                   CONTRACTS OR
                                                                      PRINCIPAL
%      DESCRIPTION                                                       AMOUNT                 VALUE
------------------------------------------------------------------------------------------------------
       SunTrust Banks                                                     5,838       $       355,534
       Synovus Financial                                                  6,286               147,910
       Union Planters                                                     4,100               131,774
       US Bancorp                                                        39,930               979,084
       Wachovia Corp                                                     27,990             1,222,883
       Washington Mutual                                                 19,341               763,583
       Wells Fargo & Co                                                  34,866             1,761,779
       Zions Bancorp                                                      1,900               106,096
======================================================================================================
                                                                                           14,215,856
0.87   DIVERSIFIED CHEMICALS
       Dow Chemical                                                      19,007               670,947
       E.I. du Pont de Nemours & Co                                      20,722               910,525
       Rohm & Haas                                                        4,576               161,853
======================================================================================================
                                                                                            1,743,325
0.35   DIVERSIFIED COMMERCIAL SERVICES
       Cintas Corp                                                        3,500               144,760
       Convergys Corp(a)                                                  3,100                52,297
       Deluxe Corp                                                        1,111                49,328
       Ecolab Inc                                                         5,500               135,905
       Equifax Inc                                                        2,921                68,030
       H&R Block                                                          3,730               158,115
       IMS Health                                                         5,012                96,932
======================================================================================================
                                                                                              705,367
4.87   DIVERSIFIED FINANCIAL SERVICES
       Ambac Financial Group                                              2,200               144,914
       American Express                                                  27,015             1,193,253
       Citigroup Inc                                                    107,108             4,798,438
       Franklin Resources                                                 5,300               230,285
       Goldman Sachs Group                                                9,800               853,972
       JP Morgan Chase & Co                                              42,303             1,482,720
       MBIA Inc                                                           3,018               152,771
       Moody's Corp                                                       3,124               161,573
       Prudential Financial                                              11,400               405,612
       State Street                                                       6,912               317,261
======================================================================================================
                                                                                            9,740,799
0.08   DIVERSIFIED METALS & MINING
       Freeport-McMoran Copper & Gold Class B Shrs                        3,027                81,093
       Phelps Dodge(a)                                                    1,889                79,697
======================================================================================================
                                                                                              160,790
0.44   DRUG RETAIL
       CVS Corp                                                           8,226               246,698
       Walgreen Co                                                       21,346               638,672
======================================================================================================
                                                                                              885,370
0.12   EDUCATION SERVICES
       Apollo Group Class A Shrs(a)                                       3,600               233,136
======================================================================================================
2.29   ELECTRIC UTILITIES
       Allegheny Energy                                                   2,600                21,502
       Ameren Corp                                                        3,314               138,393
                                                                        SHARES,
                                                                   CONTRACTS OR
                                                                      PRINCIPAL
%      DESCRIPTION                                                       AMOUNT                 VALUE
------------------------------------------------------------------------------------------------------
       American Electric Power                                            8,203       $       230,176
       Calpine Corp(a)                                                    7,900                45,109
       CenterPoint Energy                                                 6,340                51,164
       Cinergy Corp                                                       3,622               123,220
       CMS Energy                                                         3,000                19,500
       Consolidated Edison                                                4,654               184,810
       Constellation Energy Group                                         3,421               114,261
       Dominion Resources                                                 6,457               388,066
       DTE Energy                                                         3,520               125,699
       Duke Energy                                                       18,772               329,449
       Edison International(a)                                            6,753               110,817
       Entergy Corp                                                       4,734               243,848
       Exelon Corp                                                        6,757               388,325
       FirstEnergy Corp                                                   6,205               214,010
       FPL Group                                                          3,819               235,518
       NiSource Inc                                                       5,501               106,169
       PG&E Corp(a)                                                       8,561               183,633
       Pinnacle West Capital                                              1,900                65,208
       PPL Corp                                                           3,523               139,476
       Progress Energy                                                    5,014               204,270
       Public Service Enterprise Group                                    4,732               192,829
       Southern Co                                                       14,996               426,486
       TECO Energy                                                        3,700                45,880
       TXU Corp                                                           6,662               134,373
       Xcel Energy                                                        8,340               120,763
======================================================================================================
                                                                                            4,582,954
0.44   ELECTRICAL COMPONENTS & EQUIPMENT
       American Power Conversion(a)                                       4,100                71,463
       Cooper Industries Ltd Class A Shrs                                 1,917                84,981
       Emerson Electric                                                   8,791               472,077
       Molex Inc                                                          3,975               110,982
       Power-One Inc(a)                                                   1,700                18,003
       Rockwell Automation                                                3,837                99,148
       Thomas & Betts(a)                                                  1,200                18,312
======================================================================================================
                                                                                              874,966
0.37   ELECTRONIC EQUIPMENT MANUFACTURERS
       Agilent Technologies(a)                                            9,859               214,236
       Jabil Circuit(a)                                                   4,100                94,505
       Millipore Corp(a)                                                  1,000                44,490
       PerkinElmer Inc                                                    2,600                38,636
       Sanmina-SCI Corp(a)                                               10,600                84,164
       Solectron Corp(a)                                                 17,300                88,403
       Symbol Technologies                                                4,750                60,848
       Tektronix Inc(a)                                                   1,800                38,034
       Thermo Electron(a)                                                 3,321                73,892
======================================================================================================
                                                                                              737,208
0.04   EMPLOYMENT SERVICES
       Robert Half International(a)                                       3,500                75,985
======================================================================================================
0.17   ENVIRONMENTAL SERVICES
       Allied Waste Industries(a)                                         4,400                53,328
                                                                        SHARES,
                                                                   CONTRACTS OR
                                                                      PRINCIPAL
%      DESCRIPTION                                                       AMOUNT                 VALUE
------------------------------------------------------------------------------------------------------
       Waste Management                                                  12,353       $       295,113
======================================================================================================
                                                                                              348,441
0.03   FOOD DISTRIBUTORS
       SUPERVALU Inc                                                      2,800                65,940
======================================================================================================
0.32   FOOD RETAIL
       Albertson's Inc                                                    7,666               144,581
       Kroger Co(a)                                                      15,734               266,691
       Safeway Inc(a)                                                     9,200               196,420
       Winn-Dixie Stores                                                  2,921                33,475
======================================================================================================
                                                                                              641,167
0.16   FOOTWEAR
       NIKE Inc Class B Shrs                                              5,491               284,104
       Reebok International Ltd(a)                                        1,200                39,480
======================================================================================================
                                                                                              323,584
0.19   FOREST PRODUCTS
       Louisiana-Pacific Corp(a)                                          2,215                26,912
       Plum Creek Timber                                                  3,800               103,208
       Weyerhaeuser Co                                                    4,531               255,050
======================================================================================================
                                                                                              385,170
0.15   GAS UTILITIES
       KeySpan Corp                                                       3,300               111,375
       Nicor Inc                                                            900                32,652
       People's Energy                                                      800                32,792
       Sempra Energy                                                      4,318               120,170
======================================================================================================
                                                                                              296,989
0.69   GENERAL MERCHANDISE STORES
       Big Lots(a)                                                        2,429                37,431
       Costco Wholesale(a)                                                9,480               351,234
       Dollar General                                                     6,897               126,905
       Family Dollar Stores                                               3,600               135,036
       Target Corp                                                       18,972               727,007
======================================================================================================
                                                                                            1,377,613
0.15   GOLD
       Newmont Mining                                                     8,322               300,424
======================================================================================================
0.18   HEALTH CARE DISTRIBUTORS
       McKesson Corp                                                      5,986               193,108
       Quest Diagnostics(a)                                               2,200               131,472
       Quintiles Transnational(a)                                         2,500                34,375
======================================================================================================
                                                                                              358,955
1.86   HEALTH CARE EQUIPMENT
       Baxter International                                              12,468               344,241
       Becton Dickinson & Co                                              5,334               195,384
       Biomet Inc                                                         5,361               158,739
       Boston Scientific(a)                                               8,556               540,996
       C.R. Bard                                                          1,100                75,416
       Guidant Corp                                                       6,394               301,925
       Medtronic Inc                                                     25,416             1,308,924
                                                                        SHARES,
                                                                   CONTRACTS OR
                                                                      PRINCIPAL
%      DESCRIPTION                                                       AMOUNT                 VALUE
------------------------------------------------------------------------------------------------------
       St Jude Medical(a)                                                 3,726       $       199,900
       Stryker Corp                                                       4,100               313,732
       Waters Corp(a)                                                     2,600                82,446
       Zimmer Holdings(a)                                                 4,110               196,499
======================================================================================================
                                                                                            3,718,202
0.33   HEALTH CARE FACILITIES
       HCA Inc                                                           10,690               376,823
       Health Management Associates Class A Shrs                          5,000                99,850
       Manor Care(a)                                                      1,900                54,150
       Tenet Healthcare(a)                                                9,750               134,355
======================================================================================================
                                                                                              665,178
0.02   HEALTH CARE SUPPLIES
       Bausch & Lomb                                                      1,100                46,497
======================================================================================================
0.04   HOME FURNISHINGS
       Leggett & Platt                                                    4,000                88,560
======================================================================================================
1.18   HOME IMPROVEMENT RETAIL
       Home Depot                                                        47,790             1,491,048
       Lowe's Cos                                                        16,260               773,326
       Sherwin-Williams Co                                                3,024                90,720
======================================================================================================
                                                                                            2,355,094
0.12   HOMEBUILDING
       Cavco Industries(a)                                                   65                 1,251
       Centex Corp                                                        1,300                94,341
       KB HOME                                                            1,000                56,610
       Pulte Homes                                                        1,278                78,111
======================================================================================================
                                                                                              230,313
0.42   HOTELS & RESORTS
       Cendant Corp(a)                                                   21,179               380,163
       Hilton Hotels                                                      7,835               114,391
       Marriott International Class A Shrs                                4,868               200,075
       Starwood Hotels & Resorts Worldwide Paired Certificates SBI        4,200               136,920
======================================================================================================
                                                                                              831,549
0.13   HOUSEHOLD APPLIANCES
       Black & Decker                                                     1,613                65,907
       Maytag Corp                                                        1,613                41,051
       Stanley Works                                                      1,812                51,334
       Whirlpool Corp                                                     1,400                90,692
======================================================================================================
                                                                                              248,984
1.85   HOUSEHOLD PRODUCTS
       Clorox Co                                                          4,536               196,817
       Colgate-Palmolive Co                                              11,188               610,865
       Kimberly-Clark Corp                                               10,576               511,878
       Procter & Gamble                                                  26,982             2,370,908
======================================================================================================
                                                                                            3,690,468
0.17   HOUSEWARES & SPECIALTIES
       American Greetings Class A Shrs(a)                                 1,410                25,112
       Fortune Brands                                                     3,024               168,165
                                                                        SHARES,
                                                                   CONTRACTS OR
                                                                      PRINCIPAL
%      DESCRIPTION                                                       AMOUNT                 VALUE
------------------------------------------------------------------------------------------------------
       Newell Rubbermaid                                                  5,753       $       135,943
       Tupperware Corp                                                    1,200                18,612
======================================================================================================
                                                                                              347,832
2.55   HYPERMARKETS & SUPER CENTERS
       Wal-Mart Stores                                                   91,160             5,096,756
======================================================================================================
3.98   INDUSTRIAL CONGLOMERATES
       General Electric                                                 208,047             5,916,857
       Textron Inc                                                        2,808               121,923
       3M Co                                                              8,168             1,145,154
       Tyco International Ltd                                            41,523               772,328
======================================================================================================
                                                                                            7,956,262
0.22   INDUSTRIAL GASES
       Air Products & Chemicals                                           4,744               220,501
       Praxair Inc                                                        3,422               221,267
======================================================================================================
                                                                                              441,768
0.72   INDUSTRIAL MACHINERY
       Danaher Corp                                                       3,200               231,040
       Dover Corp                                                         4,246               155,446
       Eaton Corp                                                         1,511               127,181
       Illinois Tool Works                                                6,387               444,855
       Ingersoll-Rand Co Class A Shrs                                     3,523               191,088
       ITT Industries                                                     1,917               127,864
       Pall Corp                                                          2,518                56,831
       Parker Hannifin                                                    2,416               111,378
======================================================================================================
                                                                                            1,445,683
0.36  INSURANCE BROKERS
      Aon Corp                                                            6,515               156,686
      Marsh & McLennan                                                   11,136               552,568
======================================================================================================
                                                                                              709,254
3.90  INTEGRATED OIL & GAS
      Amerada Hess                                                        1,913                89,854
      ChevronTexaco Corp                                                 22,218             1,602,140
      ConocoPhillips                                                     14,134               739,774
      Exxon Mobil                                                       139,070             4,948,111
      Marathon Oil                                                        6,489               167,027
      Occidental Petroleum                                                7,847               256,518
======================================================================================================
                                                                                            7,803,424
2.91  INTEGRATED TELECOMMUNICATION SERVICES
      ALLTEL Corp                                                         6,470               302,731
      AT&T Corp                                                          16,319               346,942
      BellSouth Corp                                                     38,402               978,099
      CenturyTel Inc                                                      3,000               102,870
      Citizens Communications(a)                                          5,900                69,915
      Qwest Communications International(a)                              35,337               140,995
      SBC Communications                                                 69,172             1,615,858
      Sprint Corp                                                        18,664               263,536
      Verizon Communications                                             57,215             1,994,515
======================================================================================================
                                                                                            5,815,461
                                                                        SHARES,
                                                                   CONTRACTS OR
                                                                      PRINCIPAL
%      DESCRIPTION                                                       AMOUNT                 VALUE
------------------------------------------------------------------------------------------------------
0.35   INTERNET RETAIL
       eBay Inc(a)                                                        6,600       $       707,520
======================================================================================================
0.20   INTERNET SOFTWARE & SERVICES
       Yahoo! Inc(a)                                                     12,600               392,238
======================================================================================================
1.57   INVESTMENT ADVISER/BROKER DEALER SERVICES
       Bear Stearns                                                       2,050               137,350
       Charles Schwab                                                    28,083               292,344
       Federated Investors Class B Shrs                                   2,300                66,102
       Janus Capital Group                                                5,000                87,500
       Lehman Brothers Holdings                                           5,000               316,350
       Merrill Lynch & Co                                                19,338             1,051,407
       Morgan Stanley                                                    22,678             1,075,844
       T. Rowe Price Group                                                2,500               101,475
======================================================================================================
                                                                                            3,128,372
0.31   IT CONSULTING & OTHER SERVICES
       Computer Sciences(a)                                               3,902               158,304
       Electronic Data Systems                                           10,000               222,700
       SunGard Data Systems(a)                                            5,900               154,816
       Unisys Corp(a)                                                     6,825                83,675
======================================================================================================
                                                                                              619,495
0.28   LEISURE PRODUCTS
       Brunswick Corp                                                     1,914                51,582
       Electronic Arts(a)                                                 3,000               252,000
       Hasbro Inc                                                         3,577                67,426
       Mattel Inc                                                         9,191               178,581
======================================================================================================
                                                                                              549,589
0.82   LIFE & HEALTH INSURANCE
       AFLAC Inc                                                         10,700               343,256
       Jefferson-Pilot Corp                                               2,922               128,568
       John Hancock Financial Services                                    6,000               195,900
       Lincoln National                                                   3,734               139,428
       MetLife Inc                                                       15,800               437,976
       Principal Financial Group                                          6,800               221,680
       Torchmark Corp                                                     2,420                98,349
       UnumProvident Corp                                                 6,030                81,887
======================================================================================================
                                                                                            1,647,044
0.68   MANAGED HEALTH CARE
       Aetna Inc                                                          3,198               197,061
       Anthem Inc(a)                                                      2,900               218,979
       Humana Inc(a)                                                      3,323                58,219
       UnitedHealth Group                                                12,296               640,499
       WellPoint Health Networks(a)                                       3,000               250,950
======================================================================================================
                                                                                            1,365,708
0.03   METAL & GLASS CONTAINERS
       Ball Corp                                                          1,200                59,640
======================================================================================================
0.15   MOTORCYCLE MANUFACTURERS
       Harley-Davidson Inc                                                6,300               295,344
======================================================================================================
                                                                        SHARES,
                                                                   CONTRACTS OR
                                                                      PRINCIPAL
%      DESCRIPTION                                                       AMOUNT                 VALUE
------------------------------------------------------------------------------------------------------
1.98   MOVIES & ENTERTAINMENT
       AOL Time Warner(a)                                                93,654       $     1,445,081
       Viacom Inc Class B Shrs(a)                                        36,506             1,588,741
       Walt Disney                                                       42,529               932,236
=======================================================================================================
                                                                                            3,966,058
2.12   MULTI-LINE INSURANCE
       American International Group                                      54,319             3,487,280
       CIGNA Corp                                                         2,947               137,861
       Cincinnati Financial                                               3,345               131,458
       Hartford Financial Services Group                                  5,856               305,625
       Loews Corp                                                         3,852               177,192
=======================================================================================================
                                                                                            4,239,416
0.04   MULTI-UTILITIES
       AES Corp(a)                                                       12,800                80,512
=======================================================================================================
0.16   NATURAL GAS PIPELINES
       Dynegy Inc Class A Shrs(a)                                         7,750                24,567
       El Paso                                                           12,485                87,894
       Kinder Morgan                                                      2,500               133,750
       Williams Cos                                                      10,763                68,345
=======================================================================================================
                                                                                              314,556
1.46   NETWORKING EQUIPMENT
       Avaya Inc(a)                                                       7,958                76,397
       Cisco Systems(a)                                                 146,064             2,851,169
=======================================================================================================
                                                                                            2,927,566
0.09   OFFICE ELECTRONICS
       Xerox Corp(a)                                                     16,428               177,422
=======================================================================================================
0.16   OFFICE SERVICES & SUPPLIES
       Avery Dennison                                                     2,314               124,863
       Pitney Bowes                                                       4,890               186,309
=======================================================================================================
                                                                                              311,172
0.19   OIL & GAS DRILLING
       Nabors Industries Ltd(a)                                           3,000               107,400
       Noble Corp(a)                                                      2,800                92,036
       Rowan Cos(a)                                                       1,912                41,968
       Transocean Inc(a)                                                  6,640               129,945
======================================================================================================
                                                                                              371,349
0.54   OIL & GAS EQUIPMENT & SERVICES
       Baker Hughes                                                       6,994               219,682
       BJ Services(a)                                                     3,300               113,025
       Halliburton Co                                                     9,096               201,658
       Schlumberger Ltd                                                  12,125               546,474
======================================================================================================
                                                                                            1,080,839
0.60   OIL & GAS EXPLORATION & PRODUCTION
       Anadarko Petroleum                                                 5,180               226,884
       Apache Corp                                                        3,402               210,788
       Burlington Resources                                               4,225               195,068
       Devon Energy                                                       4,818               228,229
                                                                        SHARES,
                                                                   CONTRACTS OR
                                                                      PRINCIPAL
%      DESCRIPTION                                                       AMOUNT                 VALUE
------------------------------------------------------------------------------------------------------
       EOG Resources                                                      2,400       $        93,072
       Kerr-McGee Corp                                                    2,116                93,104
       Unocal Corp                                                        5,342               156,467
======================================================================================================
                                                                                            1,203,612
0.05   OIL & GAS REFINING & MARKETING & TRANSPORTATION
       Ashland Inc                                                        1,400               45,906
       Sunoco Inc                                                         1,600               59,200
=====================================================================================================
                                                                                             105,106
1.38   PACKAGED FOODS & MEATS
       Archer-Daniels-Midland Co                                         13,406              176,155
       Campbell Soup                                                      8,500              205,275
       ConAgra Foods                                                     11,166              251,570
       General Mills                                                      7,708              353,566
       Hershey Foods                                                      2,694              196,150
       H.J. Heinz                                                         7,341              250,034
       Kellogg Co                                                         8,470              290,775
       McCormick & Co Non-Voting Shrs                                     2,900               74,124
       Sara Lee                                                          16,130              301,470
       SYSCO Corp                                                        13,548              408,201
       Wm. Wrigley Jr.                                                    4,652              252,557
=====================================================================================================
                                                                                           2,759,877
0.13   PAPER PACKAGING
       Bemis Inc                                                          1,100               49,159
       Pactiv Corp(a)                                                     3,324               65,649
       Sealed Air(a)                                                      1,719               82,048
       Temple-Inland Inc                                                  1,130               52,421
=====================================================================================================
                                                                                             249,277
0.32   PAPER PRODUCTS
       Boise Cascade                                                      1,200               29,748
       Georgia-Pacific Corp                                               5,232              114,319
       International Paper                                                9,992              390,887
       MeadWestvaco Corp                                                  4,189              101,416
=====================================================================================================
                                                                                             636,370
0.51   PERSONAL PRODUCTS
       Alberto-Culver Co Class B Shrs                                     1,200               66,756
       Avon Products                                                      4,874              304,089
       Gillette Co                                                       21,236              653,219
=====================================================================================================
                                                                                           1,024,064
9.16   PHARMACEUTICALS
       Abbott Laboratories                                               32,504            1,275,782
       Allergan Inc                                                       2,700              217,296
       AmerisourceBergen Corp                                             2,300              145,107
       Bristol-Myers Squibb                                              40,306            1,056,017
       Cardinal Health                                                    9,328              510,708
       Eli Lilly & Co                                                    23,428            1,542,500
       Forest Laboratories(a)                                             7,600              363,888
       Johnson & Johnson                                                 61,802            3,200,726
       King Pharmaceuticals(a)                                            4,966               74,788
       Merck & Co                                                        46,674            2,580,139
                                                                        SHARES,
                                                                   CONTRACTS OR
                                                                      PRINCIPAL
%      DESCRIPTION                                                       AMOUNT                 VALUE
------------------------------------------------------------------------------------------------------
       Pfizer Inc                                                       164,354       $     5,482,849
       Schering-Plough Corp                                              30,562               518,943
       Watson Pharmaceuticals(a)                                          2,200                87,868
       Wyeth                                                             27,654             1,260,469
======================================================================================================
                                                                                           18,317,080
0.08   PHOTOGRAPHIC PRODUCTS
       Eastman Kodak                                                      6,013               166,139
======================================================================================================
1.12   PROPERTY & CASUALTY INSURANCE
       ACE Ltd                                                            5,500               181,445
       Allstate Corp                                                     14,664               557,672
       Chubb Corp                                                         3,859               250,063
       MGIC Investment                                                    2,075               115,163
       Progressive Corp                                                   4,557               300,716
       SAFECO Corp                                                        2,920               108,712
       St Paul                                                            4,782               168,183
       Travelers Property Casualty Class B Shrs                          20,978               338,585
       XL Capital Ltd Class A Shrs                                        2,850               226,575
======================================================================================================
                                                                                            2,247,114
0.67   PUBLISHING & PRINTING
       Dow Jones & Co                                                     1,713                72,511
       Gannett Co                                                         5,586               429,172
       Knight-Ridder Inc                                                  1,712               117,495
       McGraw-Hill Cos                                                    3,928               238,744
       Meredith Corp                                                      1,000                45,480
       New York Times Class A Shrs                                        3,126               139,420
       Tribune Co                                                         6,434               303,813
======================================================================================================
                                                                                            1,346,635
0.42   RAILROADS
       Burlington Northern Santa Fe                                       7,709               212,460
       CSX Corp                                                           4,443               139,066
       Norfolk Southern                                                   8,153               156,782
       Union Pacific                                                      5,262               320,666
======================================================================================================
                                                                                              828,974
0.37   REAL ESTATE INVESTMENT TRUSTS
       Apartment Investment & Management Class A Shrs                     2,000                78,820
       Equity Office Properties Trust                                     8,400               233,016
       Equity Residential SBI                                             5,700               159,030
       Prologis SBI                                                       3,700               101,935
       Simon Property Group                                               3,900               165,165
======================================================================================================
                                                                                              737,966
0.57   RESTAURANTS
       Darden Restaurants                                                 3,481                65,130
       McDonald's Corp                                                   26,504               609,857
       Starbucks Corp(a)                                                  8,100               221,373
       Wendy's International                                              2,318                68,126
       Yum! Brands(a)                                                     6,042               180,837
======================================================================================================
                                                                                            1,145,323

                                                                        SHARES,
                                                                   CONTRACTS OR
                                                                      PRINCIPAL
%      DESCRIPTION                                                       AMOUNT                 VALUE
------------------------------------------------------------------------------------------------------

0.53   SEMICONDUCTOR EQUIPMENT
       Applied Materials(a)                                              34,504       $       672,828
       KLA-Tencor Corp(a)                                                 3,924               202,675
       Novellus Systems(a)                                                3,100               111,011
       Teradyne Inc(a)                                                    3,800                62,510
======================================================================================================
                                                                                            1,049,024
2.97   SEMICONDUCTORS
       Advanced Micro Devices(a)                                          7,240                52,852
       Altera Corp(a)                                                     8,000               153,920
       Analog Devices(a)                                                  7,600               288,420
       Applied Micro Circuits(a)                                          6,300                36,099
       Broadcom Corp Class A Shrs(a)                                      5,800               117,566
       Intel Corp                                                       135,996             3,393,100
       Linear Technology                                                  6,500               239,720
       LSI Logic(a)                                                       7,840                72,990
       Maxim Integrated Products                                          6,721               262,657
       Micron Technology(a)                                              12,660               185,342
       National Semiconductor(a)                                          3,823                85,444
       NVIDIA Corp(a)                                                     3,300                63,096
       PMC-Sierra Inc(a)                                                  3,500                42,910
       QLogic Corp(a)                                                     2,000                84,300
       Texas Instruments                                                 36,024               679,773
       Xilinx Inc(a)                                                      7,000               183,960
======================================================================================================
                                                                                            5,942,149
2.12   SOFT DRINKS
       Coca-Cola Co                                                      51,224             2,303,543
       Coca-Cola Enterprises                                              9,400               160,270
       Pepsi Bottling Group                                               5,700               125,286
       PepsiCo Inc                                                       35,799             1,649,260
======================================================================================================
                                                                                            4,238,359
0.26   SPECIALTY CHEMICALS
       Eastman Chemical                                                   1,611                58,479
       Englehard Corp                                                     2,620                68,854
       Great Lakes Chemical                                               1,000                21,800
       Hercules Inc(a)                                                    2,313                26,414
       International Flavors & Fragrances                                 1,915                57,737
       PPG Industries                                                     3,517               198,605
       Sigma-Aldrich Corp                                                 1,514                86,253
======================================================================================================
                                                                                              518,142
0.48   SPECIALTY STORES
       AutoNation Inc(a)                                                  5,900               101,421
       AutoZone Inc(a)                                                    1,821               151,616
       Bed Bath & Beyond(a)                                               6,100               236,863
       Office Depot(a)                                                    6,400               106,240
       Staples Inc(a)                                                    10,100               203,414
       Tiffany & Co                                                       3,000               103,080
       Toys "R" Us(a)                                                     4,410                49,172
======================================================================================================
                                                                                              951,806
0.08   STEEL
       Allegheny Technologies                                             1,662                12,548
                                                                        SHARES,
                                                                   CONTRACTS OR
                                                                      PRINCIPAL
%      DESCRIPTION                                                       AMOUNT                 VALUE
------------------------------------------------------------------------------------------------------
       Nucor Corp                                                         1,612       $        79,504
       United States Steel                                                2,112                33,285
       Worthington Industries                                             1,814                26,666
======================================================================================================
                                                                                              152,003
4.09   SYSTEMS SOFTWARE
       Adobe Systems                                                      4,840               158,171
       BMC Software(a)                                                    4,900                69,090
       Computer Associates International                                 12,076               307,334
       Microsoft Corp                                                   223,440             5,898,816
       Novell Inc(a)                                                      7,649                27,154
       Oracle Corp(a)                                                   109,164             1,309,968
       Symantec Corp(a)                                                   3,100               144,987
       VERITAS Software(a)                                                8,600               264,880
======================================================================================================
                                                                                            8,180,400
0.02   TIRES & RUBBER
       Cooper Tire & Rubber                                               1,511                25,687
       Goodyear Tire & Rubber                                             3,603                19,853
======================================================================================================
                                                                                               45,540
0.94   TOBACCO
       Altria Group                                                      42,192             1,688,102
       R.J. Reynolds Tobacco Holdings                                     1,800                63,936
       UST Inc                                                            3,526               117,240
======================================================================================================
                                                                                            1,869,278
0.10   TRADING COMPANIES & DISTRIBUTORS
       Genuine Parts                                                      3,625               112,158
       W.W. Grainger                                                      1,926                94,759
======================================================================================================
                                                                                              206,917
0.02   TRUCKING
       Ryder System                                                       1,300                37,778
======================================================================================================
0.50   WIRELESS TELECOMMUNICATION SERVICES
       AT&T Wireless Services(a)                                         56,491               481,868
       Nextel Communications Class A Shrs(a)                             21,400               390,764
       Sprint Corp-PCS Group Series 1 Shrs(a)                            21,282               130,884
======================================================================================================
                                                                                            1,003,516
       TOTAL COMMON STOCKS (COST $202,106,413)                                            190,250,136
======================================================================================================
4.77   SHORT-TERM INVESTMENTS
0.30   US GOVERNMENT OBLIGATIONS
       US Treasury Bills, 8/21/2003(h)(Amortized Cost $609,605)   $     610,000               609,704
======================================================================================================
4.47   REPURCHASE AGREEMENTS
       Repurchase Agreement with State Street
         dated 7/31/2003 due 8/1/2003 at 1.000%,
         repurchased at $8,932,248 (Collateralized by
         Fannie Mae, Benchmark Notes, due 3/17/2006
         at 2.375%, value $9,097,825) (Cost $8,932,000)           $  8,932,000              8,932,000
======================================================================================================
       TOTAL SHORT-TERM INVESTMENTS
         (AMORTIZED COST $9,541,605)                                                        9,541,704
======================================================================================================

                                                                        SHARES,
                                                                   CONTRACTS OR
                                                                      PRINCIPAL
%      DESCRIPTION                                                       AMOUNT                 VALUE
------------------------------------------------------------------------------------------------------
99.94  TOTAL INVESTMENTS AT VALUE
         (COST $211,648,018)                                                          $   199,791,840
======================================================================================================
0.06   OTHER ASSETS LESS LIABILITIES                                                          115,929
======================================================================================================
100.00 NET ASSETS AT VALUE                                                            $   199,907,769
======================================================================================================

SMALL COMPANY GROWTH FUND
90.95  COMMON STOCKS
0.66   AEROSPACE & DEFENSE
       Alliant Techsystems(a)                                           118,700       $     6,516,630
======================================================================================================
0.61   AIR FREIGHT & COURIERS
       UTI Worldwide                                                    171,400             6,047,849
======================================================================================================
0.54   AIRLINES
       AirTran Holdings(a)                                              414,300             5,398,329
======================================================================================================
0.91   APPAREL, ACCESSORIES & LUXURY GOODS
       Aeropostale Inc(a)                                               181,200             4,738,380
       Coach Inc(a)                                                      80,500             4,266,500
======================================================================================================
                                                                                            9,004,880
1.59   APPAREL RETAIL
       Abercrombie & Fitch Class A Shrs(a)                              153,100             4,912,979
       Chico's FAS(a)                                                   217,100             5,894,265
       Hot Topic(a)                                                     171,600             4,959,240
======================================================================================================
                                                                                           15,766,484
2.62   APPLICATION SOFTWARE
       Cognos Inc(a)                                                    122,500             3,314,850
       Documentum Inc(a)                                                139,600             2,394,140
       FileNET Corp(a)                                                  226,600             4,128,652
       Jack Henry & Associates                                          285,380             5,333,752
       Parametric Technology(a)                                       1,112,400             3,548,556
       Portal Software(a)                                             1,260,800             4,148,032
       SERENA Software(a)                                               170,100             3,213,189
======================================================================================================
                                                                                           26,081,171
6.62   BIOTECHNOLOGY
       Bio-Rad Laboratories Class A Shrs(a)                              52,700             2,951,200
       Biotech HOLDRs Trust(a)(b)                                        54,200             7,310,496
       Celgene Corp(a)                                                  118,900             4,352,929
       CV Therapeutics(a)(i)                                            150,700             5,378,483
       Gen-Probe Inc(a)                                                 105,200             5,786,000
       IDEXX Laboratories(a)                                            125,400             5,074,938
       ILEX Oncology(a)                                                 271,700             4,534,673
       Medicines Co(a)                                                  213,300             5,791,095
       Neurocrine Biosciences(a)                                         75,000             4,026,000
       NPS Pharmaceuticals(a)                                           180,500             4,608,165
       OSI Pharmaceuticals(a)                                           113,000             3,797,930
       Regeneration Technologies(a)                                     360,300             5,404,500
       Sepracor Inc(a)                                                  112,600             2,730,550
       Trimeris Inc(a)(c)                                                91,200             4,044,720
======================================================================================================
                                                                                           65,791,679
                                                                        SHARES,
                                                                   CONTRACTS OR
                                                                      PRINCIPAL
%      DESCRIPTION                                                       AMOUNT                 VALUE
------------------------------------------------------------------------------------------------------
1.63   BROADCASTING -- RADIO/TV
       Cumulus Media Class A Shrs(a)                                    295,700       $     5,171,793
       Lin TV Corp Class A Shrs(a)                                      229,300             4,994,154
       Radio One Class D Shrs(a)                                        363,000             6,022,170
=======================================================================================================
                                                                                           16,188,117
1.71   CASINOS & GAMING
       Alliance Gaming(a)                                               360,400             7,687,332
       Mandalay Resort Group                                            108,600             3,774,936
       Station Casinos(a)                                               191,800             5,562,200
=======================================================================================================
                                                                                           17,024,468
2.67   COMMUNICATIONS EQUIPMENT
       ADTRAN Inc(a)                                                     92,600             4,522,584
       Centillium Communications(a)                                     427,500             3,830,400
       Powerwave Technologies(a)                                        648,600             4,994,220
       REMEC Inc(a)                                                     404,700             3,889,167
       Tekelec(a)                                                       633,800             9,297,846
=======================================================================================================
                                                                                           26,534,217
0.64   COMPUTER STORAGE & PERIPHERALS
       Avid Technology(a)                                                95,900             4,455,514
       Hutchinson Technology(a)                                          68,000             1,952,960
=======================================================================================================
                                                                                            6,408,474
0.46   CONSUMER ELECTRONICS
       Harman International Industries                                   55,100             4,606,360
=======================================================================================================
1.06   CONSUMER FINANCE
       iDine Rewards Network(a)                                         321,900             4,696,521
       Providian Financial(a)                                           605,700             5,845,005
=======================================================================================================
                                                                                           10,541,526
5.61   DIVERSIFIED BANKS
       Cullen/Frost Bankers                                             187,600             6,869,912
       Dime Community Bancshares                                        273,600             6,785,280
       Greater Bay Bancorp(c)                                           195,500             3,829,845
       Independence Community Bank                                      223,700             7,288,146
       Investors Financial Services(c)                                  348,600            11,109,882
       PrivateBancorp Inc                                               141,100             4,903,225
       Silicon Valley Bancshares(a)                                     183,600             4,522,068
       Southwest Bancorp of Texas(a)                                    186,700             6,627,850
       Wintrust Financial                                               109,100             3,861,049
======================================================================================================
                                                                                           55,797,257
1.21   DIVERSIFIED COMMERCIAL SERVICES
       Corporate Executive Board(a)                                     143,700             6,239,454
       Corrections Corp of America(a)                                   233,900             5,770,313
======================================================================================================
                                                                                           12,009,767
0.42   DIVERSIFIED FINANCIAL SERVICES
       Portfolio Recovery Associates(a)(c)                              149,400             4,175,730
======================================================================================================
1.83   EDUCATION SERVICES
       Career Education(a)                                               59,200             4,937,280
       Corinthian Colleges(a)                                           143,600             7,841,996
                                                                        SHARES,
                                                                   CONTRACTS OR
                                                                      PRINCIPAL
%      DESCRIPTION                                                       AMOUNT                 VALUE
------------------------------------------------------------------------------------------------------
       ITT Educational Services(a)                                      136,830       $     5,367,841
======================================================================================================
                                                                                           18,147,117
1.82   ELECTRICAL COMPONENTS & EQUIPMENT
       Aeroflex Inc(a)                                                  956,860             8,372,525
       Benchmark Electronics(a)                                         149,200             5,938,160
       Microsemi Corp(a)                                                219,600             3,746,376
======================================================================================================
                                                                                           18,057,061
1.24   ELECTRONIC EQUIPMENT MANUFACTURERS
       Cognex Corp(a)                                                   239,444             6,824,154
       Plexus Corp(a)                                                   379,800             5,480,514
======================================================================================================
                                                                                           12,304,668
1.78   EMPLOYMENT SERVICES
       FTI Consulting(a)                                                165,600             3,643,200
       Heidrick & Struggles International(a)                            415,650             7,448,448
       Resources Connection(a)                                          251,600             6,589,404
======================================================================================================
                                                                                           17,681,052
0.47   ENVIRONMENTAL SERVICES
       Stericycle Inc(a)                                                103,200             4,657,416
======================================================================================================
1.48   FOOD DISTRIBUTORS
       Performance Food Group(a)                                        202,300             7,642,894
       United Natural Foods(a)                                          232,700             7,113,639
======================================================================================================
                                                                                           14,756,533
0.91   GENERAL MERCHANDISE STORES
       Fred's Inc Class A Shrs                                          218,400             6,394,752
       Ross Stores                                                       57,600             2,632,320
======================================================================================================
                                                                                            9,027,072
1.64   HEALTH CARE DISTRIBUTORS
       DaVita Inc(a)                                                    133,400             3,735,200
       Henry Schein(a)                                                  105,800             6,182,952
       Renal Care Group(a)                                               89,700             3,208,569
       United Surgical Partners International(a)                        120,800             3,133,552
======================================================================================================
                                                                                           16,260,273
4.40   HEALTH CARE EQUIPMENT
       Advanced Neuromodulation Systems(a)                              189,150             7,777,848
       ALARIS Medical Systems(a)                                        346,300             6,042,935
       ArthroCare Corp(a)                                               247,175             4,140,182
       Conceptus Inc(a)(c)                                              127,800             2,144,484
       CTI Molecular Imaging(a)(c)                                      194,700             3,087,942
       Integra LifeSciences Holdings(a)                                 187,500             4,689,375
       ResMed Inc(a)                                                    116,800             4,636,960
       Varian Medical Systems(a)                                         42,300             2,595,528
       VISX Inc(a)(c)                                                   215,300             5,012,184
       Wilson Greatbatch Technologies(a)                                 92,700             3,625,497
======================================================================================================
                                                                                           43,752,935
0.94   HEALTH CARE FACILITIES
       Community Health Systems(a)                                      217,700             4,832,940

                                                                        SHARES,
                                                                   CONTRACTS OR
                                                                      PRINCIPAL
%      DESCRIPTION                                                       AMOUNT                 VALUE
------------------------------------------------------------------------------------------------------

       Triad Hospitals(a)                                               147,800       $     4,462,082
======================================================================================================
                                                                                            9,295,022
0.49   HEALTH CARE SERVICES
       Fisher Scientific International(a)                               128,900             4,872,420
======================================================================================================
0.78   HEALTH CARE SUPPLIES
       Cooper Cos                                                        92,300             3,235,115
       INAMED Corp(a)                                                    68,400             4,541,760
======================================================================================================
                                                                                            7,776,875
0.20   HOMEBUILDING
       Ryland Group                                                      31,200             2,024,568
======================================================================================================
0.80   INDUSTRIAL GASES
       Airgas Inc                                                       410,000             7,970,400
======================================================================================================
0.80   INDUSTRIAL MACHINERY
       Kennametal Inc                                                   206,200             7,938,700
======================================================================================================
2.32   INTERNET SOFTWARE & SERVICES
       Ask Jeeves(a)                                                    287,900             5,023,855
       EarthLink Inc(a)                                                 591,600             4,525,740
       FreeMarkets Inc(a)                                               381,400             2,635,474
       iPass Inc(a)                                                     138,700             2,524,340
       RSA Security(a)                                                  340,930             4,159,346
       webMethods Inc(a)                                                542,400             4,230,720
======================================================================================================
                                                                                           23,099,475
2.67   INVESTMENT ADVISER/BROKER DEALER SERVICES
       Affiliated Managers Group(a)                                     106,100             6,941,062
       Eaton Vance                                                      314,800            10,533,208
       Raymond James Financial                                          259,700             9,024,575
======================================================================================================
                                                                                           26,498,845
1.05   INVESTMENT COMPANIES
       iShares Trust Russell 2000 Growth Index Fund                     203,500            10,466,005
======================================================================================================
2.49   IT CONSULTING & OTHER SERVICES
       BISYS Group(a)                                                   258,600             4,279,830
       Cognizant Technology Solutions Class A Shrs(a)                   139,300             4,287,654
       Manhattan Associates(a)                                          112,900             3,109,266
       MAXIMUS Inc(a)                                                   150,900             4,527,000
       SRA International Class A Shrs(a)                                243,299             8,510,599
======================================================================================================
                                                                                           24,714,349
0.58   LEISURE PRODUCTS
       Leapfrog Enterprises Class A Shrs(a)                             190,200             5,763,060
======================================================================================================
1.57   MANAGED HEALTH CARE
       Mid Atlantic Medical Services(a)                                 121,400             6,601,732
       Molina Healthcare(a)                                             218,900             5,187,930
       Sierra Health Services(a)                                        143,200             3,769,024
======================================================================================================
                                                                                           15,558,686
2.73   NETWORKING EQUIPMENT
       Extreme Networks(a)                                              923,500             5,651,820
       Foundry Networks(a)                                              418,900             7,556,956
                                                                        SHARES,
                                                                   CONTRACTS OR
                                                                      PRINCIPAL
%      DESCRIPTION                                                       AMOUNT                 VALUE
------------------------------------------------------------------------------------------------------
       NetScreen Technologies(a)                                        435,300       $     9,415,539
       SafeNet Inc(a)                                                   131,000             4,552,250
======================================================================================================
                                                                                           27,176,565
0.38   OFFICE ELECTRONICS
       Zebra Technologies Class A Shrs(a)                                48,500             3,762,630
======================================================================================================
1.45   OIL & GAS DRILLING
       Patterson-UTI Energy(a)                                          237,800             6,563,280
       Precision Drilling(a)                                            215,800             7,833,540
======================================================================================================
                                                                                           14,396,820
1.79   OIL & GAS EQUIPMENT & SERVICES
       Key Energy Services(a)                                           605,600             5,638,136
       Maverick Tube(a)                                                 360,800             5,953,200
       National-Oilwell Inc(a)                                          337,600             6,211,840
======================================================================================================
                                                                                           17,803,176
1.35   OIL & GAS EXPLORATION & PRODUCTION
       Evergreen Resources(a)                                           125,700             6,251,061
       Spinnaker Exploration(a)                                         330,200             7,214,870
======================================================================================================
                                                                                           13,465,931
0.52   PACKAGED FOODS & MEATS
       American Italian Pasta Class A Shrs(a)                           129,900             5,207,691
======================================================================================================
0.59   PERSONAL PRODUCTS
       NBTY Inc(a)                                                      236,800             5,837,120
======================================================================================================
3.34   PHARMACEUTICALS
       Adolor Corp(a)                                                   150,300             2,021,535
       Andrx Group(a)                                                   199,700             4,529,196
       Connetics Corp(a)                                                225,700             4,098,712
       Ligand Pharmaceuticals Class B Shrs(a)                           313,500             4,022,205
       Ligand Pharmaceuticals Class B Shrs(a)(j)                        100,000             1,154,700
       MGI Pharma(a)                                                    186,400             7,154,032
       Pharmaceutical Resources(a)                                      100,800             5,705,280
       Taro Pharmaceutical Industries Ltd(a)                             82,300             4,491,111
======================================================================================================
                                                                                           33,176,771
0.32   PHOTOGRAPHIC PRODUCTS
       Pinnacle Systems(a)                                              381,200             3,141,088
======================================================================================================
0.40   PUBLISHING & PRINTING
       Getty Images(a)                                                  103,500             3,946,455
======================================================================================================
0.48   REAL ESTATE INVESTMENT TRUSTS
       Novastar Financial(c)                                             68,800             4,798,800
======================================================================================================
0.29   REAL ESTATE MANAGEMENT & DEVELOPMENT
       WCI Communities(a)                                               162,300             2,861,349
======================================================================================================
0.70   REINSURANCE
       Platinum Underwriters Holdings Ltd                               257,000             6,951,850
======================================================================================================
1.08   RESTAURANTS
       P.F. Chang's China Bistro(a)                                     114,400             5,534,672

                                                                        SHARES,
                                                                   CONTRACTS OR
                                                                      PRINCIPAL
%      DESCRIPTION                                                       AMOUNT                 VALUE
------------------------------------------------------------------------------------------------------

       Panera Bread Class A Shrs(a)                                     126,000       $     5,212,620
======================================================================================================
                                                                                           10,747,292
3.29   SEMICONDUCTOR EQUIPMENT
       ATMI Inc(a)                                                      178,400             4,597,368
       Cymer Inc(a)                                                     162,800             6,585,260
       Entegris Inc(a)                                                  520,200             7,449,264
       MKS Instruments(a)                                               348,200             7,872,802
       Varian Semiconductor Equipment Associates(a)                     184,700             6,141,275
======================================================================================================
                                                                                           32,645,969
6.07   SEMICONDUCTORS
       Artisan Components(a)                                            234,900             4,911,759
       ChipPAC Inc Class A Shrs(a)                                      627,300             3,575,610
       Exar Corp(a)                                                     257,760             3,685,968
       Integrated Circuit Systems(a)                                    283,100             8,507,155
       International Rectifier(a)                                       139,800             3,858,480
       OmniVision Technologies(a)(c)                                     75,200             3,052,368
       Power Integrations(a)                                            288,200             8,308,806
       QLogic Corp(a)                                                    88,700             3,738,705
       Skyworks Solutions(a)(c)                                         658,100             5,600,431
       Vitesse Semiconductor(a)                                       1,325,200             8,547,540
       Zoran Corp(a)(c)                                                 241,400             6,544,354
======================================================================================================
                                                                                           60,331,176
3.08   SPECIALTY STORES
       Guitar Center(a)                                                 150,500             5,071,850
       Hollywood Entertainment(a)                                       496,200             8,306,388
       Linens 'n Things(a)                                              199,600             5,339,300
       PETCO Animal Supplies(a)                                         225,500             5,657,795
       Pier 1 Imports                                                   335,500             6,240,300
======================================================================================================
                                                                                           30,615,633
1.62   SYSTEMS SOFTWARE
       Borland Software(a)                                              437,200             4,065,960
       Magma Design Automation(a)                                       210,800             4,205,460
       Micromuse Inc(a)                                                 574,700             4,126,346
       Secure Computing Corp(a)                                         391,300             3,674,307
======================================================================================================
                                                                                           16,072,073
1.35   TRUCKING
       Arkansas Best                                                    130,100             3,599,867
       J.B. Hunt Transport Services(a)                                  208,500             9,828,690
======================================================================================================
                                                                                           13,428,557
0.90   WIRELESS TELECOMMUNICATION SERVICES
       Nextel Partners Class A Shrs(a)(c)                               517,500             4,590,225
       Western Wireless Class A Shrs(a)                                 295,300             4,326,145
======================================================================================================
                                                                                            8,916,370
       TOTAL COMMON STOCKS (COST $754,039,141)                                            903,798,786
======================================================================================================
12.55  SHORT-TERM INVESTMENTS
0.00   US GOVERNMENT OBLIGATIONS
       US Government Securities(d) (Cost $29,695)                 $      29,695                29,695
======================================================================================================

                                                                        SHARES,
                                                                   CONTRACTS OR
                                                                      PRINCIPAL
%      DESCRIPTION                                                       AMOUNT                 VALUE
------------------------------------------------------------------------------------------------------

4.93   COMMERCIAL PAPER -- TRADE RECEIVABLES
       New Center Asset Trust, Series 1, Discount Notes, 1.130%
         8/1/2003 (Amortized Cost $49,000,000)                    $ 49,000,000        $    49,000,000
======================================================================================================
6.81   INVESTMENT COMPANIES
       INVESCO Treasurer's Series Money Market Reserve Fund(d)(e)
        0.949% (Cost $67,718,082)                                   67,718,082             67,718,082
======================================================================================================
0.81   REPURCHASE AGREEMENTS
       Repurchase Agreement with State Street
         dated 7/31/2003 due 8/1/2003 at 1.000%,
         repurchased at $8,005,222 (Collateralized by
         Fannie Mae, Benchmark Notes, due 3/17/2006
         at 2.375%, value $8,152,335) (Cost $8,005,000)           $  8,005,000              8,005,000
======================================================================================================
       TOTAL SHORT-TERM INVESTMENTS
         (AMORTIZED COST $124,752,777)                                                    124,752,777
======================================================================================================
0.03   OPTIONS PURCHASED -- PUTS
0.03   BIOTECHNOLOGY
       CV Therapeutics, 10/18/2003, $22.50 (Cost $257,040)               1,507                286,330
======================================================================================================
103.53 TOTAL INVESTMENTS AT VALUE
        (COST $879,048,958)                                                             1,028,837,893
======================================================================================================
(3.53) OTHER ASSETS LESS LIABILITIES                                                      (35,052,686)
======================================================================================================
100.00 NET ASSETS AT VALUE                                                            $   993,785,207
======================================================================================================

VALUE EQUITY FUND
94.75  COMMON STOCKS
3.22   ADVERTISING
       Interpublic Group of Cos                                         125,000       $     1,725,000
       Omnicom Group                                                     20,000             1,477,600
======================================================================================================
                                                                                            3,202,600
1.95   AEROSPACE & DEFENSE
       L-3 Communications Holdings(a)                                    11,100               544,788
       United Technologies                                               18,600             1,399,278
======================================================================================================
                                                                                            1,944,066
1.62   ALUMINUM
       Alcoa Inc                                                         58,000             1,610,660
======================================================================================================
1.50   COMMUNICATIONS EQUIPMENT
       Nokia Corp Sponsored ADR Representing Ord Shrs                    97,400             1,490,220
======================================================================================================
3.32   COMPUTER HARDWARE
       Hewlett-Packard Co                                                88,100             1,865,077
       International Business Machines                                   17,700             1,438,125
======================================================================================================
                                                                                            3,303,202
0.90   CONSTRUCTION MACHINERY, FARM MACHINERY
          & HEAVY TRUCKS
       Navistar International(a)                                         22,900               893,558
======================================================================================================

                                                                        SHARES,
                                                                   CONTRACTS OR
                                                                      PRINCIPAL
%      DESCRIPTION                                                       AMOUNT                 VALUE
------------------------------------------------------------------------------------------------------

1.93   CONSUMER FINANCE
       Fannie Mae                                                        30,000       $     1,921,200
======================================================================================================
1.33   DATA PROCESSING SERVICES
       First Data                                                        35,000             1,321,600
======================================================================================================
9.89   DIVERSIFIED BANKS
       Bank of America                                                   34,864             2,878,720
       Bank of New York                                                  60,000             1,807,200
       Mellon Financial                                                  65,300             1,975,325
       Wells Fargo & Co                                                  63,000             3,183,390
======================================================================================================
                                                                                            9,844,635
0.93   DIVERSIFIED CHEMICALS
       Olin Corp                                                         49,300               920,924
======================================================================================================
0.94   DIVERSIFIED COMMERCIAL SERVICES
       H&R Block                                                         22,000               932,580
======================================================================================================
5.63   DIVERSIFIED FINANCIAL SERVICES
       Citigroup Inc                                                     79,026             3,540,365
       JP Morgan Chase & Co                                              58,800             2,060,940
======================================================================================================
                                                                                            5,601,305
1.28   ELECTRICAL COMPONENTS & EQUIPMENT
       SPX Corp(a)                                                       27,000             1,271,430
======================================================================================================
1.17   ELECTRIC UTILITIES
       Dominion Resources                                                19,400             1,165,940
======================================================================================================
1.94   ENVIRONMENTAL SERVICES
       Waste Management                                                  80,900             1,932,701
======================================================================================================
1.28   FOOD RETAIL
       Kroger Co(a)                                                      75,000             1,271,250
======================================================================================================
2.00   GENERAL MERCHANDISE STORES
       Target Corp                                                       52,000             1,992,640
======================================================================================================
1.30   HEALTH CARE DISTRIBUTORS
       McKesson Corp                                                     40,000             1,290,400
======================================================================================================
1.59   HEALTH CARE FACILITIES
       HCA Inc                                                           45,000             1,586,250
======================================================================================================
1.71   HOTELS & RESORTS
       Cendant Corp(a)                                                   95,000             1,705,250
======================================================================================================
0.79   HOUSEHOLD PRODUCTS
       Procter & Gamble                                                   9,000               790,830
======================================================================================================
3.98   INDUSTRIAL CONGLOMERATES
       General Electric                                                  70,700             2,010,708
       Tyco International Ltd                                           105,000             1,953,000
======================================================================================================
                                                                                            3,963,708
1.37   INDUSTRIAL GASES
       Praxair Inc                                                       21,100             1,364,326
======================================================================================================

                                                                        SHARES,
                                                                   CONTRACTS OR
                                                                      PRINCIPAL
%      DESCRIPTION                                                       AMOUNT                 VALUE
------------------------------------------------------------------------------------------------------

3.71   INDUSTRIAL MACHINERY
       Danaher Corp                                                      18,700       $     1,350,140
       Illinois Tool Works                                               22,515             1,568,170
       Timken Co                                                         50,400               771,120
======================================================================================================
                                                                                            3,689,430
2.63   INSURANCE BROKERS
       Marsh & McLennan                                                  52,700             2,614,974
======================================================================================================
2.70   INTEGRATED OIL & GAS
       Exxon Mobil                                                       75,600             2,689,848
======================================================================================================
2.52   INTEGRATED TELECOMMUNICATION SERVICES
       SBC Communications                                                28,902               675,151
       Verizon Communications                                            52,500             1,830,150
======================================================================================================
                                                                                            2,505,301
5.60   INVESTMENT ADVISER/BROKER DEALER SERVICES
       Janus Capital Group                                               66,300             1,160,250
       Merrill Lynch & Co                                                55,000             2,990,350
       Morgan Stanley                                                    30,000             1,423,200
======================================================================================================
                                                                                            5,573,800
1.03   IT CONSULTING & OTHER SERVICES
       Ceridian Corp(a)                                                  55,000             1,025,750
======================================================================================================
1.31   MANAGED HEALTH CARE
       UnitedHealth Group                                                25,000             1,302,250
======================================================================================================
1.98   MOVIES & ENTERTAINMENT
       Walt Disney                                                       90,000             1,972,800
======================================================================================================
1.17   MULTI-LINE INSURANCE
       American International Group                                      18,100             1,162,020
======================================================================================================
0.72   OIL & GAS EQUIPMENT & SERVICES
       Baker Hughes                                                      22,900               719,289
======================================================================================================
1.17   PACKAGED FOODS & MEATS
       H.J. Heinz                                                        34,100             1,161,446
======================================================================================================
0.85   PAPER PRODUCTS
       International Paper                                               21,600               844,992
======================================================================================================
7.30   PHARMACEUTICALS
       Bristol-Myers Squibb                                              41,600             1,089,920
       Eli Lilly & Co                                                    16,000             1,053,440
       Merck & Co                                                        39,200             2,166,976
       Pfizer Inc                                                        88,480             2,951,693
======================================================================================================
                                                                                            7,262,029
0.97   PHOTOGRAPHIC PRODUCTS
       Eastman Kodak                                                     35,000               967,050
======================================================================================================
1.82   PROPERTY & CASUALTY INSURANCE
       ACE Ltd                                                           55,000             1,814,450
======================================================================================================

                                                                        SHARES,
                                                                   CONTRACTS OR
                                                                      PRINCIPAL
%      DESCRIPTION                                                       AMOUNT                 VALUE
------------------------------------------------------------------------------------------------------

1.95   PUBLISHING & PRINTING
       McGraw-Hill Cos                                                   32,000       $     1,944,960
======================================================================================================
1.94   RESTAURANTS
       McDonald's Corp                                                   83,700             1,925,937
======================================================================================================
0.81   SEMICONDUCTOR EQUIPMENT
       Applied Materials(a)                                              41,500               809,250
======================================================================================================
0.70   SPECIALTY CHEMICALS
       Potash Corp of Saskatchewan                                       10,700               695,928
======================================================================================================
2.30   SYSTEMS SOFTWARE
       Computer Associates International                                 90,000             2,290,500
======================================================================================================
       TOTAL COMMON STOCKS (COST $81,166,303)                                              94,293,279
======================================================================================================
5.26   SHORT-TERM INVESTMENTS -- INVESTMENT COMPANIES
       INVESCO Treasurer's Series Money Market Reserve Fund(e)
         0.949% (Cost $5,233,482)                                     5,233,482             5,233,482
======================================================================================================
100.01 TOTAL INVESTMENTS AT VALUE
        (COST $86,399,785)                                                                 99,526,761
======================================================================================================
(0.01) OTHER ASSETS LESS LIABILITIES                                                          (14,864)
======================================================================================================
100.00 NET ASSETS AT VALUE                                                            $    99,511,897
======================================================================================================

(a)  Security is non-income producing.

(b)  HOLDRs - Holding Company Depositary Receipts.

(c) Loaned security, a portion or all of the security is on loan at July 31, 2003.

(d) All or a portion of the security is purchased with the cash collateral received from securities on loan (Note 6).

(e)  Security is an affiliated company (Note 5).

(f) DIAMONDS Trust Series 1 is a unit investment trust that issues securities called "DIAMONDS". DIAMONDS represent an undivided ownership in a portfolio of all the common stocks of the Dow Jones Industrial Average.

(g) All common stock securities have been designated as collateral for futures contracts.

(h) Security has been designated as collateral for variation margin for futures contracts.

(i) A portion of the security has been designated as collateral for written options.

(j)  The following are restricted and/or illiquid securities at July 31, 2003:

SCHEDULE OF RESTRICTED AND/OR ILLIQUID
  SECURITIES

                                                                        % OF
                                        ACQUISITION  ACQUISITION  NET ASSETS
DESCRIPTION                                    DATE        COSTS    AT VALUE
--------------------------------------------------------------------------------
DYNAMICS FUND
Calient Networks, Pfd, Series D Shrs        12/8/00 $    648,056       0.00%
================================================================================
SMALL COMPANY GROWTH FUND
Ligand Pharmaceuticals Class B Shrs(k)       7/3/03 $  1,150,000       0.12%
================================================================================

(k)  Fair value represents 90% of the security's publicly traded value.

FUTURES CONTRACTS
OPEN AT JULY 31, 2003

                                     NUMBER OF        FACE          MARKET
                        POSITION     CONTRACTS      AMOUNT           VALUE
--------------------------------------------------------------------------------
S&P 500 Index Fund
S&P 500 Index
  (Expires September 2003)  Long            39   $   9,750    $  9,645,675
================================================================================

OPTION CONTRACTS

                   NUMBER OF      EXPIRATION    EXERCISE     PREMIUM      MARKET
                   CONTRACTS            DATE       PRICE    RECEIVED       VALUE
--------------------------------------------------------------------------------
SMALL COMPANY GROWTH FUND
OPTIONS WRITTEN
Calls
CV Therapeutics       (1,507)        8/16/03    $  37.50   $  57,887  $ (94,188)
================================================================================

See Notes to Financial Statements

FINANCIAL STATEMENTS
STATEMENT OF ASSETS AND LIABILITIES
INVESCO STOCK FUNDS, INC.
JULY 31, 2003

                                                     DYNAMICS            GROWTH
                                                         FUND              FUND
--------------------------------------------------------------------------------
ASSETS
Investment Securities:
  At Cost(a)(b)                             $   3,263,889,021    $  412,665,463
================================================================================
  At Value(a)(b)                            $   4,012,827,265    $  477,568,191
Cash                                                  402,997                 0
Receivables:
  Investment Securities Sold                       36,210,345        19,224,995
  Fund Shares Sold                                 14,147,875           539,088
  Dividends and Interest                              356,957           259,126
  Foreign Tax Reclaims                                 89,468                 0
Prepaid Expenses and Other Assets                     587,162            91,030
================================================================================
TOTAL ASSETS                                    4,064,622,069       497,682,430
================================================================================
LIABILITIES
Payables:
  Investment Securities Purchased                  48,506,264        10,070,716
  Fund Shares Repurchased                          17,211,576         1,082,881
  Securities Loaned                                36,892,514        16,570,263
Accrued Distribution Expenses
  Investor Class                                      817,426            99,316
  Class A                                               2,093               399
  Class B                                               1,120               100
  Class C                                              11,550             2,643
  Class K                                              17,014               818
Accrued Expenses and Other Payables                   242,239            78,045
================================================================================
TOTAL LIABILITIES                                 103,701,796        27,905,181
================================================================================
NET ASSETS AT VALUE                          $  3,960,920,273  $    469,777,249
================================================================================
NET ASSETS
Paid-in Capital(c)                           $  7,595,539,160  $  1,993,982,129
Accumulated Undistributed Net Investment Loss        (316,835)         (109,493)
Accumulated Undistributed Net Realized Loss on
  Investment Securities and Foreign Currency
  Transactions                                 (4,383,240,826)   (1,588,998,115)
Net Appreciation of Investment Securities
  and Foreign Currency Transactions               748,938,774        64,902,728
================================================================================

NET ASSETS AT VALUE, Applicable to Shares
  Outstanding                                $  3,960,920,273  $    469,777,249
================================================================================
NET ASSETS AT VALUE:
  Institutional Class                        $     30,787,502                --
================================================================================
  Investor Class                             $  3,863,821,488  $    462,977,848
================================================================================
  Class A                                    $      6,108,350  $      1,362,913
================================================================================
  Class B                                    $      1,408,567  $        137,145
================================================================================
  Class C                                    $     13,536,648  $      3,102,544
================================================================================
  Class K                                    $     45,257,718  $      2,196,799
================================================================================

STATEMENT OF ASSETS AND LIABILITIES
 (CONTINUED)
INVESCO STOCK FUNDS, INC.
JULY 31, 2003

                                                     DYNAMICS            GROWTH
                                                         FUND              FUND
                                                   (CONTINUED)       (CONTINUED)
================================================================================
Shares Outstanding
  Institutional Class                               2,375,943                --
  Investor Class                                  301,553,019       256,766,249
  Class A                                             475,893           761,805
  Class B                                             111,026            76,726
  Class C                                           1,088,193         1,777,787
  Class K                                           3,553,659         1,333,390
================================================================================
NET ASSET VALUE PER SHARE:
  Institutional Class, Offering and Redemption
    Price per Share                               $     12.96                --
  Investor Class, Offering and Redemption Price
    per Share                                     $     12.81       $      1.80
  Class A
    Redemption Price per Share                    $     12.84       $      1.79
    Offering Price per Share (Maximum sales
      charge of 5.50%)                            $     13.59       $      1.89
  Class B, Offering and Redemption Price per
    Share                                         $     12.69       $      1.79
  Class C, Offering and Redemption Price per
    Share                                         $     12.44       $      1.75
  Class K, Offering and Redemption Price per
    Share                                         $     12.74       $      1.65
================================================================================

(a) Investment securities at cost and value at July 31, 2003 includes a repurchase agreement of $937,000 for Dynamics Fund.

(b)  Investment   securities  at  cost  and  value  at  July  31,  2003  include
     $36,562,536 and $16,407,099 of securities loaned for Dynamics and Growth Funds, respectively (Note 6).

(c) The INVESCO Stock Funds, Inc. have 10 billion authorized shares of common stock, par value of $0.01 per share. Of such shares, 2.4 billion have been allocated to Dynamics Fund and 2.6 billion to Growth Fund: 200 million to Dynamics Fund - Institutional Class, 1 billion to Dynamics Fund - Investor Class, 300 million to each additional class of Dynamics Fund, 1 billion to Growth Fund - Investor Class and 400 million to each additional class of Growth Fund.

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
  (CONTINUED)
INVESCO STOCK FUNDS, INC.
JULY 31, 2003

                                                GROWTH &              MID-CAP
                                             INCOME FUND          GROWTH FUND
--------------------------------------------------------------------------------
ASSETS
Investment Securities:
  At Cost                                 $   43,008,449       $   14,581,229
================================================================================
  At Value                                $   46,270,368       $   16,325,539
Cash                                                   0               61,654
Receivables:
  Investment Securities Sold                     399,261               15,996
  Fund Shares Sold                                93,724                7,368
  Dividends and Interest                          36,151                1,464
Prepaid Expenses and Other Assets                 28,655               35,926
================================================================================
TOTAL ASSETS                                  46,828,159           16,447,947
================================================================================
LIABILITIES
Payables:
  Investment Securities Purchased                695,590              126,386
  Fund Shares Repurchased                         26,765                  520
Accrued Distribution Expenses
  Investor Class                                   9,412                  781
  Class A                                            104                1,894
  Class B                                             57                2,063
  Class C                                            921                1,908
  Class K                                             78                   --
Accrued Expenses and Other Payables                9,444               26,253
================================================================================
TOTAL LIABILITIES                                742,371              159,805
================================================================================
NET ASSETS AT VALUE                       $   46,085,788       $   16,288,142
================================================================================
NET ASSETS
Paid-in Capital(a)                        $  135,817,691       $   16,937,836
Accumulated Undistributed Net Investment
  Loss                                            (5,495)                (117)
Accumulated Undistributed Net Realized Loss
  on Investment Securities                   (92,988,327)          (2,393,887)
Net Appreciation of Investment Securities      3,261,919            1,744,310
================================================================================
NET ASSETS AT VALUE, Applicable to Shares
  Outstanding                             $   46,085,788       $   16,288,142
================================================================================
NET ASSETS AT VALUE:
  Institutional Class                                 --       $    1,269,141
================================================================================
  Investor Class                          $   44,362,292       $    3,797,647
================================================================================
  Class A                                 $      350,549       $    6,443,560
================================================================================
  Class B                                 $      101,626       $    2,469,969
================================================================================
  Class C                                 $    1,066,750       $    2,307,825
================================================================================
  Class K                                 $      204,571                   --
================================================================================

STATEMENT OF ASSETS AND LIABILITIES
  (CONTINUED)
INVESCO STOCK FUNDS, INC.
JULY 31, 2003

                                                GROWTH &              MID-CAP
                                             INCOME FUND          GROWTH FUND
                                              (CONTINUED)          (CONTINUED)
--------------------------------------------------------------------------------
Shares Outstanding
  Institutional Class                                --                90,418
  Investor Class                              6,648,258               271,239
  Class A                                        52,504               460,889
  Class B                                        15,382               179,142
  Class C                                       164,390               168,492
  Class K                                        30,788                    --
================================================================================
NET ASSET VALUE PER SHARE:
  Institutional Class. Offering and
    Redemption Price per Share                       --        $        14.04
  Investor Class, Offering and Redemption
    Price per Share                       $        6.67        $        14.00
  Class A
    Redemption Price per Share            $        6.68        $        13.98
    Offering Price per Share (Maximum
      sales charge of 5.50%)              $        7.07        $        14.79
  Class B, Offering and Redemption
    Price per Share                       $        6.61        $        13.79
  Class C, Offering and Redemption
    Price per Share                       $        6.49        $        13.70
  Class K, Offering and Redemption Price
    per Share                             $        6.64                    --
================================================================================

(a) The INVESCO Stock Funds, Inc. have 10 billion authorized shares of common stock, par value of $0.01 per share. Of such shares, 500 million have been allocated to Growth & Income Fund and 1.2 billion have been allocated to Mid-Cap Growth Fund: 100 million to each class of Growth & Income Fund and 200 million to each class of Mid-Cap Growth Fund.

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
  (CONTINUED)
INVESCO STOCK FUNDS, INC.
JULY 31, 2003
                                                                          SMALL
                                                     S&P 500            COMPANY
                                                  INDEX FUND        GROWTH FUND
--------------------------------------------------------------------------------
ASSETS
Investment Securities:
  At Cost(a)(b)                               $   211,648,018   $   879,048,958
================================================================================
  At Value(a)(b)                              $   199,791,840   $ 1,028,837,893
Cash                                                        0                68
Receivables:
  Investment Securities Sold                                0        10,016,195
  Fund Shares Sold                                    165,780         1,595,421
  Dividends and Interest                              238,075           313,807
  Variation Margin on Futures Contracts                26,325                 0
Prepaid Expenses and Other Assets                      42,734           122,014
================================================================================
TOTAL ASSETS                                      200,264,754     1,040,885,398
================================================================================
LIABILITIES
Options Written at Value (Premiums Received
  $0 and $57,887, respectively)                             0            94,188
Payables:
  Custodian                                            25,301                 0
  Distributions to Shareholders                         9,652                 0
  Investment Securities Purchased                           0        10,151,010
  Fund Shares Repurchased                             259,744         3,833,268
  Securities Loaned                                         0        32,721,694
Accrued Distribution Expenses
  Investor Class                                       41,164           183,743
  Class A                                                  --             1,988
  Class B                                                  --               331
  Class C                                                  --             2,132
  Class K                                                  --            34,634
Accrued Expenses and Other Payables                    21,124            77,203
================================================================================
TOTAL LIABILITIES                                     356,985        47,100,191
================================================================================
NET ASSETS AT VALUE                           $   199,907,769   $   993,785,207
================================================================================
NET ASSETS
Paid-in Capital(c)                            $   229,028,121   $ 1,590,094,318
Accumulated Undistributed Net Investment
  Income (Loss)                                        16,808           (70,302)
Accumulated Undistributed Net Realized Loss on
  Investment Securities, Futures Contracts and
    Option Contracts                              (17,248,979)     (745,991,443)
Net Appreciation (Depreciation) of Investment
    Securities, Futures Contracts and Option
    Contracts                                     (11,888,181)      149,752,634
================================================================================
NET ASSETS AT VALUE, Applicable to Shares
  Outstanding                                 $   199,907,769   $   993,785,207
================================================================================
NET ASSETS AT VALUE:
  Institutional Class                         $     4,239,435                --
================================================================================
  Investor Class                              $   195,668,334   $   890,227,209
================================================================================
  Class A                                                  --   $     6,372,320
================================================================================
  Class B                                                  --   $       408,314
================================================================================
  Class C                                                  --   $     1,672,768
================================================================================
  Class K                                                  --   $    95,104,596
================================================================================

STATEMENT OF ASSETS AND LIABILITIES
  (CONTINUED)
INVESCO STOCK FUNDS, INC.
JULY 31, 2003
                                                                          SMALL
                                                     S&P 500            COMPANY
                                                  INDEX FUND        GROWTH FUND
                                                  (CONTINUED)        (CONTINUED)
--------------------------------------------------------------------------------
Shares Outstanding
  Institutional Class                                425,164                 --
  Investor Class                                  18,789,850         89,087,737
  Class A                                                 --            637,084
  Class B                                                 --             41,194
  Class C                                                 --            176,358
  Class K                                                 --          9,521,279
================================================================================
NET ASSET VALUE PER SHARE:
  Institutional Class, Offering and Redemption
    Price per Share                               $     9.97                 --
  Investor Class, Offering and Redemption Price
    per Share                                     $    10.41         $     9.99
  Class A
    Redemption Price per Share                            --         $    10.00
    Offering Price per Share (Maximum sales
      charge of 5.50%)                                    --         $    10.58
  Class B, Offering and Redemption Price per Share        --         $     9.91
  Class C, Offering and Redemption Price per Share        --         $     9.49
  Class K, Offering and Redemption Price per Share        --         $     9.99
================================================================================

(a) Investment securities at cost and value at July 31, 2003 include repurchase agreements of $8,932,000 and $8,005,000 for S&P 500 Index and Small Company Growth Funds, respectively.

(b) Investment securities at cost and value at July 31, 2003 includes $31,945,909 of securities loaned for Small Company Growth Fund (Note 6).

(c) The INVESCO Stock Funds, Inc. have 10 billion authorized shares of common stock, par value of $0.01 per share. Of such shares, 200 million have been allocated to S&P 500 Index Fund and 1.3 billion have been allocated to Small Company Growth Fund: 100 million to each class of S&P 500 Index Fund, 500 million to Small Company Growth Fund - Investor Class and 200 million to each additional class of Small Company Growth Fund.

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
  (CONTINUED)
INVESCO STOCK FUNDS, INC.
JULY 31, 2003

                                                                          VALUE
                                                                         EQUITY
                                                                           FUND
--------------------------------------------------------------------------------
ASSETS
Investment Securities:
  At Cost                                                       $    86,399,785
================================================================================
  At Value                                                      $    99,526,761
Receivables:
  Fund Shares Sold                                                       41,816
  Dividends                                                             119,456
Prepaid Expenses and Other Assets                                        33,264
================================================================================
TOTAL ASSETS                                                         99,721,297
================================================================================
LIABILITIES
Payables:
  Distributions to Shareholders                                           1,898
  Fund Shares Repurchased                                               163,948
Accrued Distribution Expenses
  Investor Class                                                         20,495
  Class A                                                                   101
  Class B                                                                   195
  Class C                                                                 1,124
Accrued Expenses and Other Payables                                      21,639
================================================================================
TOTAL LIABILITIES                                                       209,400
================================================================================
NET ASSETS AT VALUE                                             $    99,511,897
================================================================================
NET ASSETS
Paid-in Capital(a)                                              $    94,048,577
Accumulated Undistributed Net Investment Loss                           (14,968)
Accumulated Undistributed Net Realized Loss on
  Investment Securities                                              (7,648,688)
Net Appreciation of Investment Securities                            13,126,976
================================================================================
NET ASSETS AT VALUE, Applicable to Shares Outstanding           $    99,511,897
================================================================================
NET ASSETS AT VALUE:
  Investor Class                                                $    97,712,791
================================================================================
  Class A                                                       $       339,901
================================================================================
  Class B                                                       $       235,173
================================================================================
  Class C                                                       $     1,224,032
================================================================================

STATEMENT OF ASSETS AND LIABILITIES
  (CONTINUED)
INVESCO STOCK FUNDS, INC.
JULY 31, 2003

                                                                          VALUE
                                                                         EQUITY
                                                                           FUND
                                                                     (CONTINUED)
--------------------------------------------------------------------------------
Shares Outstanding
  Investor Class                                                      5,626,841
  Class A                                                                19,865
  Class B                                                                13,583
  Class C                                                                71,891
================================================================================
NET ASSET VALUE PER SHARE:
  Investor Class, Offering and Redemption Price per Share       $         17.37
  Class A
    Redemption Price per Share                                  $         17.11
    Offering Price per Share (Maximum sales charge of 5.50%)    $         18.11
  Class B, Offering and Redemption Price per Share              $         17.31
  Class C, Offering and Redemption Price per Share              $         17.03
================================================================================

(a) The INVESCO Stock Funds, Inc. have 10 billion authorized shares of common stock, par value of $0.01 per share. Of such shares, 500 million have been allocated to the Value Equity Fund: 100 million to each class.

See Notes to Financial Statements

STATEMENT OF OPERATIONS
INVESCO STOCK FUNDS, INC.
YEAR ENDED JULY 31, 2003

                                                       DYNAMICS               GROWTH
                                                           FUND                 FUND
-------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends                                        $   14,007,721        $   5,137,116
Dividends from Affiliated Investment Companies                0                7,745
Interest                                              1,262,364              308,222
Securities Loaned Income                                274,708               29,386
  Foreign Taxes Withheld                               (162,283)             (12,464)
=====================================================================================
  TOTAL INCOME                                       15,382,510            5,470,005
=====================================================================================
EXPENSES
Investment Advisory Fees                             17,957,855            2,757,654
Distribution Expenses                                 9,274,525            1,202,745
Transfer Agent Fees                                  22,197,175            3,609,499
Administrative Services Fees                          1,653,465              221,308
Custodian Fees and Expenses                             529,845               86,550
Directors' Fees and Expenses                            259,003               42,840
Interest Expenses                                        55,111                  837
Professional Fees and Expenses                          219,428               64,818
Registration Fees and Expenses
  Institutional Class                                    10,810                   --
  Investor Class                                        342,682              136,386
  Class A                                                 3,287                2,586
  Class B                                                 3,273                2,583
  Class C                                                 9,339                3,443
  Class K                                                 6,856                4,076
Reports to Shareholders                                 832,351              438,549
Other Expenses                                          225,790               32,878
=====================================================================================
  TOTAL EXPENSES                                     53,580,795            8,606,752
  Fees and Expenses Absorbed/Reimbursed by
    Investment Adviser                               (9,216,794)             (93,539)
  Fees and Expenses Paid Indirectly                    (447,799)             (71,479)
======================================================================================
    NET EXPENSES                                     43,916,202            8,441,734
======================================================================================
NET INVESTMENT LOSS                                 (28,533,692)          (2,971,729)
======================================================================================
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENT SECURITIES
Net Realized Loss on:
  Investment Securities                            (487,560,159)        (103,696,949)
  Foreign Currency Transactions                         (45,099)                   0
======================================================================================
    Total Net Realized Loss                        (487,605,258)        (103,696,949)
======================================================================================
Change in Net Appreciation/Depreciation of:
  Investment Securities                           1,162,295,144          146,695,576
  Foreign Currency Transactions                        (343,629)                   0
======================================================================================
    Total Change in Net Appreciation/
      Depreciation                                1,161,951,515          146,695,576
=======================================================================================
NET GAIN ON INVESTMENT SECURITIES
  AND FOREIGN CURRENCY TRANSACTIONS                 674,346,257           42,998,627
=======================================================================================
NET INCREASE IN NET ASSETS
  FROM OPERATIONS                                $  645,812,565        $  40,026,898
=======================================================================================

See Notes to Financial Statements

INVESCO STOCK FUNDS, INC.
YEAR ENDED JULY 31, 2003

                                                                       GROWTH &
                                                                    INCOME FUND
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends                                                         $     438,668
Dividends from Affiliated Investment Companies                            1,493
Interest                                                                 93,315
  Foreign Taxes Withheld                                                 (1,085)
================================================================================
  TOTAL INCOME                                                          532,391
================================================================================
EXPENSES
Investment Advisory Fees                                                324,601
Distribution Expenses                                                   117,137
Transfer Agent Fees                                                     512,012
Administrative Services Fees                                             29,476
Custodian Fees and Expenses                                              14,900
Directors' Fees and Expenses                                             11,355
Interest Expenses                                                           811
Professional Fees and Expenses                                           35,351
Registration Fees and Expenses
  Investor Class                                                         16,379
  Class A                                                                 2,593
  Class B                                                                 2,590
  Class C                                                                 3,431
  Class K                                                                 4,090
Reports to Shareholders                                                 115,456
Other Expenses                                                            5,746
================================================================================
  TOTAL EXPENSES                                                      1,195,928
  Fees and Expenses Absorbed/Reimbursed by Investment Adviser          (537,686)
  Fees and Expenses Paid Indirectly                                        (104)
================================================================================
    NET EXPENSES                                                        658,138
================================================================================
NET INVESTMENT LOSS                                                    (125,747)
================================================================================
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENT SECURITIES
Net Realized Loss on Investment Securities                           (8,077,586)
Change in Net Appreciation/Depreciation of Investment Securities     11,064,121
================================================================================
NET GAIN ON INVESTMENT SECURITIES                                     2,986,535
================================================================================
NET INCREASE IN NET ASSETS
  FROM OPERATIONS                                                 $   2,860,788
================================================================================

See Notes to Financial Statements

INVESCO STOCK FUNDS, INC.

                                                        MID-CAP GROWTH FUND
                                                   PERIOD                  YEAR
                                                    ENDED                 ENDED
                                                  JULY 31              APRIL 30
--------------------------------------------------------------------------------
                                                     2003                  2003
                                                  (Note 1)              (Note 1)
INVESTMENT INCOME
INCOME
Dividends                                       $  12,366             $  40,884
Dividends from Affiliated Investment Companies        344                     0
Interest                                            1,515                 8,950
  Foreign Taxes Withheld                              (89)                 (164)
================================================================================
  TOTAL INCOME                                     14,136                49,670
================================================================================
EXPENSES
Investment Advisory Fees                           38,175               100,996
Distribution Expenses                              18,974                50,073
Transfer Agent Fees                                14,933                29,391
Administrative Services Fees                        4,218                14,545
Custodian Fees and Expenses                         3,915                10,914
Directors' Fees and Expenses                        2,228                 5,315
Professional Fees and Expenses                     27,978                42,636
Registration Fees and Expenses
  Institutional Class                               3,143                12,387
  Investor Class                                    3,613                 8,168
  Class A                                           2,775                 4,042
  Class B                                           2,146                 3,096
  Class C                                           2,204                 3,220
Reports to Shareholders                             1,508                41,888
Other Expenses                                        541                 4,692
================================================================================
  TOTAL EXPENSES                                  126,351               331,363
  Fees and Expenses Absorbed/Reimbursed by
    Investment Adviser                            (57,651)             (149,818)
  Fees and Expenses Paid Indirectly                   (93)                 (178)
================================================================================
    NET EXPENSES                                   68,607               181,367
================================================================================
NET INVESTMENT LOSS                               (54,471)             (131,697)
================================================================================
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENT SECURITIES
Net Realized Gain (Loss) on Investment
  Securities                                      358,022              (647,698)
================================================================================
Change in Net Appreciation/Depreciation of:
  Investment Securities                         1,153,148              (379,521)
  Foreign Currency Transactions                       341                  (703)
================================================================================
    Total Change in Net Appreciation/
      Depreciation                              1,153,489              (380,224)
================================================================================
NET GAIN (LOSS) ON INVESTMENT SECURITIES AND
  FOREIGN CURRENCY TRANSACTIONS                 1,511,511            (1,027,922)
================================================================================
NET INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS                             $ 1,457,040          $ (1,159,619)
================================================================================

See Notes to Financial Statements

INVESCO STOCK FUNDS, INC.
YEAR ENDED JULY 31, 2003

                                                                                 SMALL
                                                      S&P 500                  COMPANY
                                                   INDEX FUND              GROWTH FUND
---------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends                                       $   2,704,705            $   3,421,402
Dividends from Affiliated Investment Companies              0                   63,629
Interest                                               82,073                1,169,687
Securities Loaned Income                                    0                  188,258
  Foreign Taxes Withheld                                    0                   (6,712)
=======================================================================================
  TOTAL INCOME                                      2,786,778                4,836,264
=======================================================================================
EXPENSES
Investment Advisory Fees                              387,336                5,773,820
Distribution Expenses                                 384,046                2,324,554
Transfer Agent Fees                                   550,920                6,292,976
Administrative Services Fees                           79,720                  396,494
Custodian Fees and Expenses                            52,431                  137,693
Directors' Fees and Expenses                           17,652                   67,550
Interest Expenses                                           0                      360
Professional Fees and Expenses                         31,353                   74,856
Registration Fees and Expenses
  Institutional Class                                   9,842                       --
  Investor Class                                       34,049                   92,675
  Class A                                                  --                    2,623
  Class B                                                  --                    2,585
  Class C                                                  --                    4,167
  Class K                                                  --                    1,861
Reports to Shareholders                                84,733                  221,409
Other Expenses                                          9,414                   54,487
=======================================================================================
  TOTAL EXPENSES                                    1,641,496               15,448,110
  Fees and Expenses Absorbed/Reimbursed by
    Investment Adviser                               (637,739)              (2,393,156)
  Fees and Expenses Paid Indirectly                      (632)                  (2,609)
=======================================================================================
    NET EXPENSES                                    1,003,125               13,052,345
=======================================================================================
NET INVESTMENT INCOME (LOSS)                        1,783,653               (8,216,081)
=======================================================================================
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENT SECURITIES
Net Realized Gain (Loss) on:
  Investment Securities                            (1,342,673)             (68,176,568)
  Futures Contracts                                   300,793                        0
  Option Contracts                                          0                  123,613
=======================================================================================
    Total Net Realized Loss                        (1,041,880)             (68,052,955)
=======================================================================================
Change in Net Appreciation/Depreciation of:
  Investment Securities                            17,001,177              229,165,154
  Futures Contracts                                   (40,299)                       0
  Option Contracts                                          0                  (36,301)
=======================================================================================
    Total Change in Net Appreciation/Depreciation  16,960,878              229,128,853
=======================================================================================
NET GAIN ON INVESTMENT SECURITIES, FUTURES
  CONTRACTS AND OPTION CONTRACTS                   15,918,998              161,075,898
=======================================================================================
NET INCREASE IN NET ASSETS
  FROM OPERATIONS                               $  17,702,651            $ 152,859,817
=======================================================================================

See Notes to Financial Statements

INVESCO STOCK FUNDS, INC.
YEAR ENDED JULY 31, 2003
                                                                          VALUE
                                                                         EQUITY
                                                                           FUND
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends                                                       $     2,223,531
Dividends from Affiliated Investment Companies                            3,569
Interest                                                                 60,776
  Foreign Taxes Withheld                                                (15,684)
================================================================================
  TOTAL INCOME                                                        2,272,192
================================================================================
EXPENSES
Investment Advisory Fees                                                745,275
Distribution Expenses                                                   260,262
Transfer Agent Fees                                                     610,252
Administrative Services Fees                                             54,717
Custodian Fees and Expenses                                              20,663
Directors' Fees and Expenses                                             15,533
Interest Expenses                                                         1,279
Professional Fees and Expenses                                           37,373
Registration Fees and Expenses
  Investor Class                                                         27,821
  Class A                                                                 2,602
  Class B                                                                 2,604
  Class C                                                                 3,566
Reports to Shareholders                                                  89,957
Other Expenses                                                            9,060
================================================================================
  TOTAL EXPENSES                                                      1,880,964
  Fees and Expenses Absorbed/Reimbursed by Investment Adviser          (577,110)
  Fees and Expenses Paid Indirectly                                        (206)
================================================================================
    NET EXPENSES                                                      1,303,648
================================================================================
NET INVESTMENT INCOME                                                   968,544
================================================================================
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENT SECURITIES
Net Realized Loss on Investment Securities                           (5,662,800)
Change in Net Appreciation/Depreciation of Investment Securities     10,971,645
================================================================================
NET GAIN ON INVESTMENT SECURITIES                                     5,308,845
================================================================================
NET INCREASE IN NET ASSETS FROM OPERATIONS                      $     6,277,389
================================================================================

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS
DYNAMICS FUND

                                                            YEAR ENDED JULY 31
-----------------------------------------------------------------------------------
                                                        2003                  2002
                                                                           (Note 1)
OPERATIONS
Net Investment Loss                          $   (28,533,692)      $   (47,390,082)
Net Realized Loss                               (487,605,258)       (2,394,287,069)
Change in Net Appreciation/Depreciation        1,161,951,515            62,507,291
===================================================================================
NET INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS                                645,812,565        (2,379,169,860)
===================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
  Institutional Class                                      0               (14,953)
  Investor Class                                           0            (8,421,070)
  Class C                                                  0               (80,624)
  Class K                                                  0               (84,604)
===================================================================================
TOTAL DISTRIBUTIONS                                        0            (8,601,251)
===================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares
  Institutional Class                             15,709,144            35,692,949
  Investor Class                               8,458,071,739        14,256,183,765
  Class A                                        125,881,340             8,734,823
  Class B                                            928,642               500,161
  Class C                                        442,269,623         1,220,215,124
  Class K                                         23,785,225            80,446,673
Reinvestment of Distributions
  Institutional Class                                      0                14,947
  Investor Class                                           0             8,219,289
  Class C                                                  0                52,260
  Class K                                                  0                81,490
Net Assets Received from Acquisition of INVESCO
  Endeavor Fund (Note 3)
    Investor Class                                47,634,088                    --
    Class A                                          507,690                    --
    Class B                                           12,735                    --
    Class C                                          838,403                    --
    Class K                                              985                    --
===================================================================================
                                               9,115,639,614        15,610,141,481
Amounts Paid for Repurchases of Shares
  Institutional Class                            (15,141,041)           (9,426,772)
  Investor Class                              (8,962,021,941)      (14,785,336,080)
  Class A                                       (123,183,262)           (6,288,847)
  Class B                                            (94,496)               (4,882)
  Class C                                       (443,958,251)       (1,229,382,393)
  Class K                                        (30,058,663)          (20,987,745)
===================================================================================
                                              (9,574,457,654)      (16,051,426,719)
NET DECREASE IN NET ASSETS
  FROM FUND SHARE TRANSACTIONS                  (458,818,040)         (441,285,238)
===================================================================================
TOTAL INCREASE (DECREASE) IN NET ASSETS          186,994,525        (2,829,056,349)
NET ASSETS
Beginning of Period                            3,773,925,748         6,602,982,097
===================================================================================
End of Period (Including Accumulated
  Undistributed Net Investment Loss of
  ($316,835) and ($254,274), respectively)   $ 3,960,920,273       $ 3,773,925,748
===================================================================================

See Notes to Financial Statements
STATEMENT OF CHANGES IN NET ASSETS
  (CONTINUED)
GROWTH FUND

                                                            YEAR ENDED JULY 31
-----------------------------------------------------------------------------------
                                                        2003                  2002
                                                                           (Note 1)
OPERATIONS
Net Investment Loss                          $    (2,971,729)      $   (10,389,125)
Net Realized Loss                               (103,696,949)         (937,036,510)
Change in Net Appreciation/Depreciation          146,695,576           425,195,008
===================================================================================
NET INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS                                 40,026,898          (522,230,627)
===================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
  Investor Class                                           0            (8,433,763)
  Class C                                                  0               (67,169)
  Class K                                                  0               (37,778)
===================================================================================
TOTAL DISTRIBUTIONS                                        0            (8,538,710)
===================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares
  Investor Class                                 286,768,246           682,767,593
  Class A                                          1,744,758               117,396
  Class B                                            203,122                48,462
  Class C                                          2,445,895             6,388,175
  Class K                                          1,043,619             8,562,546
Reinvestment of Distributions
  Investor Class                                           0             7,887,172
  Class C                                                  0                63,610
  Class K                                                  0                37,714
===================================================================================
                                                 292,205,640           705,872,668
Amounts Paid for Repurchases of Shares
  Investor Class                                (388,718,904)         (891,104,786)
  Class A                                           (654,189)               (2,256)
  Class B                                           (112,217)                    0
  Class C                                         (3,192,254)           (7,911,299)
  Class K                                         (1,825,481)           (4,195,177)
===================================================================================
                                                (394,503,045)         (903,213,518)
NET DECREASE IN NET ASSETS
  FROM FUND SHARE TRANSACTIONS                  (102,297,405)         (197,340,850)
===================================================================================
TOTAL DECREASE IN NET ASSETS                     (62,270,507)         (728,110,187)
NET ASSETS
Beginning of Period                              532,047,756         1,260,157,943
===================================================================================
End of Period (Including Accumulated
  Undistributed Net Investment Loss of
  ($109,493) and ($101,824), respectively)   $   469,777,249       $   532,047,756
===================================================================================

See Notes to Financial Statements
STATEMENT OF CHANGES IN NET ASSETS
  (CONTINUED)
GROWTH & INCOME FUND

                                                            YEAR ENDED JULY 31
-----------------------------------------------------------------------------------
                                                        2003                  2002
                                                                           (Note 1)
OPERATIONS
Net Investment Loss                          $      (125,747)      $      (702,505)
Net Realized Loss                                 (8,077,586)          (50,203,808)
Change in Net Appreciation/Depreciation           11,064,121            17,515,562
===================================================================================
NET INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS                                  2,860,788           (33,390,751)
===================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
  Investor Class                                           0              (870,866)
  Class C                                                  0               (20,943)
  Class K                                                  0                  (149)
===================================================================================
TOTAL DISTRIBUTIONS                                        0              (891,958)
===================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares
  Investor Class                                  46,740,507            63,165,278
  Class A                                            874,561                54,987
  Class B                                             98,644                 5,991
  Class C                                          4,637,743             2,714,384
  Class K                                            159,035                70,795
Reinvestment of Distributions
  Investor Class                                           0               841,595
  Class C                                                  0                20,675
  Class K                                                  0                   148
===================================================================================
                                                  52,510,490            66,873,853
Amounts Paid for Repurchases of Shares
  Investor Class                                 (49,199,372)          (74,932,736)
  Class A                                           (577,565)                 (207)
  Class B                                             (9,433)                    0
  Class C                                         (4,824,621)           (2,855,444)
  Class K                                            (33,156)               (5,264)
===================================================================================
                                                 (54,644,147)          (77,793,651)
NET DECREASE IN NET ASSETS
  FROM FUND SHARE TRANSACTIONS                    (2,133,657)          (10,919,798)
===================================================================================
TOTAL INCREASE (DECREASE) IN NET ASSETS              727,131           (45,202,507)
NET ASSETS
Beginning of Period                               45,358,657            90,561,164
===================================================================================
End of Period (Including Accumulated
  Undistributed Net Investment Loss of
  ($5,495) and ($4,727), respectively)       $    46,085,788       $    45,358,657
===================================================================================

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS
  (CONTINUED)
MID-CAP GROWTH FUND

                                                  PERIOD
                                                   ENDED
                                                 JULY 31            YEAR ENDED APRIL 30
------------------------------------------------------------------------------------------
                                                    2003           2003              2002
                                                (Note 1)       (Note 1)          (Note 1)
OPERATIONS
Net Investment Loss                          $  (54,471)   $  (131,697)      $  (135,468)
Net Realized Gain (Loss)                        358,022       (647,698)          (39,450)
Change in Net Appreciation/Depreciation       1,153,489       (380,224)       (1,601,251)
=========================================================================================
NET INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS                             1,457,040     (1,159,619)       (1,776,169)
=========================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares
  Institutional Class                            51,600        700,351         1,199,412
  Investor Class                              2,163,284      8,614,158                --
  Class A                                       662,425      4,762,893         2,532,399
  Class B                                       144,105      1,554,913         1,061,283
  Class C                                     1,341,516      2,630,204           718,705
=========================================================================================
                                              4,362,930     18,262,519         5,511,799
Amounts Paid for Repurchases of Shares
  Institutional Class                           (13,759)    (1,639,112)      (16,398,485)
  Investor Class                             (1,209,251)    (6,157,356)               --
  Class A                                      (401,325)    (1,361,959)          (75,190)
  Class B                                       (38,729)      (343,659)              (24)
  Class C                                    (1,303,771)      (951,662)         (217,592)
=========================================================================================
                                             (2,966,835)   (10,453,748)      (16,691,291)
NET INCREASE (DECREASE) IN NET ASSETS
  FROM FUND SHARE TRANSACTIONS                1,396,095      7,808,771       (11,179,492)
=========================================================================================
TOTAL INCREASE (DECREASE) IN NET ASSETS       2,853,135      6,649,152       (12,955,661)
NET ASSETS
Beginning of Period                          13,435,007      6,785,855        19,741,516
=========================================================================================
 End of Period (Including Accumulated
  Undistributed Net Investment Loss
  of ($117), ($102) and $0, respectively)  $ 16,288,142   $ 13,435,007       $ 6,785,855
=========================================================================================

See Notes to Financial Statements
STATEMENT OF CHANGES IN NET ASSETS
  (CONTINUED)
S&P 500 INDEX FUND

                                                            YEAR ENDED JULY 31
-----------------------------------------------------------------------------------
                                                        2003                  2002
OPERATIONS
Net Investment Loss                          $     1,783,653       $     1,121,152
Net Realized Loss                                 (1,041,880)           (4,776,216)
Change in Net Appreciation/Depreciation           16,960,878           (33,132,274)
===================================================================================
NET INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS                                 17,702,651           (36,787,338)
===================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
Institutional Class                                  (36,320)               (6,932)
Investor Class                                    (1,732,526)           (1,112,643)
===================================================================================
TOTAL DISTRIBUTIONS                               (1,768,846)           (1,119,575)
===================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares
  Institutional Class                              3,905,983                60,055
  Investor Class                                  98,378,776           113,976,490
Reinvestment of Distributions
  Institutional Class                                 36,320                 6,932
  Investor Class                                   1,697,518             1,086,073
===================================================================================
                                                 104,018,597           115,129,550
Amounts Paid for Repurchases of Shares
  Institutional Class                               (369,477)             (153,889)
  Investor Class                                 (55,590,990)          (58,005,970)
===================================================================================
                                                 (55,960,467)          (58,159,859)
NET INCREASE IN NET ASSETS
  FROM FUND SHARE TRANSACTIONS                    48,058,130            56,969,691
===================================================================================
TOTAL INCREASE IN NET ASSETS                      63,991,935            19,062,778
NET ASSETS
Beginning of Period                              135,915,834           116,853,056
===================================================================================
End of Period (Including Accumulated
  Undistributed Net Investment Income of
  $16,808 and $8,166, respectively)          $   199,907,769       $   135,915,834
===================================================================================

See Notes to Financial Statements
STATEMENT OF CHANGES IN NET ASSETS
  (CONTINUED)
SMALL COMPANY GROWTH FUND

                                                            YEAR ENDED JULY 31
-----------------------------------------------------------------------------------
                                                        2003                  2002
                                                                           (Note 1)
OPERATIONS
Net Investment Loss                          $    (8,216,081)      $   (11,838,207)
Net Realized Loss                                (68,052,955)         (343,900,434)
Change in Net Appreciation/Depreciation          229,128,853          (118,826,648)
===================================================================================
NET INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS                                152,859,817          (474,565,289)
===================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares
  Investor Class                                 885,646,023         1,668,964,619
  Class A                                         33,795,850             5,175,121
  Class B                                            293,246                83,804
  Class C                                        359,966,858           242,988,367
  Class K                                         21,412,308            97,590,130
===================================================================================
                                               1,301,114,285         2,014,802,041
Amounts Paid for Repurchases of Shares
  Investor Class                                (933,636,362)       (1,817,548,640)
  Class A                                        (30,723,978)           (2,036,706)
  Class B                                             (4,930)                    0
  Class C                                       (359,916,569)         (242,505,249)
  Class K                                         (6,638,961)           (4,561,049)
===================================================================================
                                              (1,330,920,800)       (2,066,651,644)
NET DECREASE IN NET ASSETS
  FROM FUND SHARE TRANSACTIONS                   (29,806,515)          (51,849,603)
===================================================================================
TOTAL INCREASE (DECREASE) IN NET ASSETS          123,053,302          (526,414,892)
NET ASSETS
Beginning of Period                              870,731,905         1,397,146,797
===================================================================================
End of Period (Including Accumulated
  Undistributed Net Investment Loss of
  ($70,302) and ($55,787), respectively)     $   993,785,207       $   870,731,905
===================================================================================

See Notes to Financial Statements
STATEMENT OF CHANGES IN NET ASSETS
  (CONTINUED)
VALUE EQUITY FUND

                                                            YEAR ENDED JULY 31
-----------------------------------------------------------------------------------
                                                        2003                  2002
                                                                           (Note 1)
OPERATIONS
Net Investment Loss                          $        968,544      $        961,063
Net Realized Loss                                  (5,662,800)             (276,900)
Change in Net Appreciation/Depreciation            10,971,645           (36,981,073)
====================================================================================
NET INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS                                   6,277,389           (36,296,910)
====================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
Investor Class                                       (959,004)           (7,145,493)
Class A                                                (5,560)               (1,496)
Class B                                                  (794)               (1,972)
Class C                                                (1,364)              (40,643)
====================================================================================
TOTAL DISTRIBUTIONS                                  (966,722)           (7,189,604)
====================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares
  Investor Class                                   88,471,555           234,949,185
  Class A                                             843,658               194,149
  Class B                                              84,108               294,702
  Class C                                           4,247,104            15,133,201
Reinvestment of Distributions
  Investor Class                                      943,764             7,004,884
  Class A                                               2,723                 1,049
  Class B                                                 756                 1,907
  Class C                                               1,235                38,509
====================================================================================
                                                   94,594,903           257,617,586
Amounts Paid for Repurchases of Shares
  Investor Class                                 (122,225,098)         (272,467,187)
  Class A                                            (686,034)               (2,898)
  Class B                                            (115,478)               (5,125)
  Class C                                          (4,768,477)          (14,183,369)
====================================================================================
                                                 (127,795,087)         (286,658,579)
NET DECREASE IN NET ASSETS
  FROM FUND SHARE TRANSACTIONS                    (33,200,184)          (29,040,993)
====================================================================================
TOTAL DECREASE IN NET ASSETS                      (27,889,517)          (72,527,507)
NET ASSETS
Beginning of Period                               127,401,414           199,928,921
====================================================================================
End of Period (Including Accumulated
  Undistributed Net Investment Loss of
  ($14,968) and ($16,773), respectively)     $     99,511,897      $    127,401,414
====================================================================================

See Notes to Financial Statements

NOTES TO FINANCIAL
 STATEMENTS

INVESCO STOCK FUNDS, INC.

NOTE 1 -- ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES. INVESCO Stock Funds, Inc. is incorporated in Maryland and presently consists of seven separate Funds:
Dynamics Fund, Growth Fund, Growth & Income Fund, Mid-Cap Growth Fund, S&P 500 Index Fund, Small Company Growth Fund and Value Equity Fund (individually the "Fund" and collectively, the "Funds"). The investment objectives of the Funds are: to seek long-term capital growth for Dynamics, Growth and Small Company Growth Funds; to seek a high rate of total return from capital growth plus income on investments for Growth & Income Fund; to seek long-term capital growth by investing in companies with medium size market capitalizations for Mid-Cap Growth Fund; to provide both price performance and income comparable to the Standard & Poor's 500 Composite Stock Price Index for the S&P 500 Index Fund; and to achieve a high total return on investments from capital appreciation and current income for Value Equity Fund. INVESCO Stock Funds, Inc. is registered under the Investment Company Act of 1940 (the "Act") as a diversified, open-end management investment company. Effective October 1, 2003, the name of INVESCO Stock Funds, Inc. will change to A I M Stock Funds, Inc.

At a special meeting held on September 14, 2001, shareholders approved an Agreement and Plan of Reorganization and Liquidation by which Pell Rudman Mid-Cap Growth Portfolio reorganized into the Mid-Cap Growth Fund. Effective October 2, 2001, prior shareholders of the Pell Rudman Mid-Cap Growth Portfolio received Institutional Class shares of the Fund. Effective October 2, 2001, the Mid-Cap Growth Fund began offering Class A, Class B and Class C shares. Mid-Cap Growth Class K shares were effective December 31, 2001. Effective September 4, 2002, the Fund began offering Investor Class shares. Effective May 1, 2003, the Mid-Cap Growth Fund's fiscal year end changed from April 30 to July 31.

At a special meeting held on January 29, 2003, shareholders of INVESCO Endeavor Fund approved an Agreement and Plan of Reorganization and Termination under which Dynamics Fund would acquire all of the assets of INVESCO Endeavor Fund in exchange solely for shares of equal value of the corresponding classes of Dynamics Fund and the assumption by Dynamics Fund of all INVESCO Endeavor Fund's liabilities on January 31, 2003. In addition the shares were distributed to shareholders of INVESCO Endeavor Fund, effective January 31, 2003.

Effective April 1, 2002, Dynamics, Growth, Growth & Income, Small Company Growth and Value Equity Funds began offering two additional classes of shares, referred to as Class A and Class B shares. Value Equity Fund's Class K shares were effective August 31, 2001. Income, expenses (other than those attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class of shares based on the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against operations of that class. Class A shares are sold with a front-end sales charge ranging from 5.50% to 2.00% of the offering price on purchases of less than $1,000,000. Class B shares and Class C shares are subject to a contingent deferred sales charge paid by the redeeming shareholder. Class B shares convert to Class A shares after eight years along with a pro rata portion of its reinvested dividends and distributions.

Effective April 1, 2002, the Investor Class shares are offered only to grandfathered investors who have established and maintained an account in any of the funds managed and distributed by INVESCO Funds Group, Inc. ("IFG") in Investor Class shares.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION -- Domestic (U.S.) equity securities and futures contracts traded on national securities exchanges or in the over-the-counter market are valued at the last sales price at the close of the regular trading day on the exchange (generally 4:00 p.m. Eastern time) where such securities are primarily traded. If last sales prices are not available, securities are valued at the closing bid price for the regular trading day as obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's board of directors.

Foreign equity securities are valued at the closing price. The closing price is designated by the principal stock exchange in the country in which the securities are traded. In the event that closing prices are not available for foreign securities, a snapshot of prices will be obtained from the principal stock exchange at or prior to the close of the New York Stock Exchange. Foreign currency exchange rates are determined daily prior to the close of the New York Stock Exchange.

Option contracts are valued at the average of the closing bid and ask prices from the exchange with the highest trading volume on that particular day.

Investments in shares of investment companies are valued at the net asset value of the respective fund as calculated each day.

If market quotations or pricing service valuations are not readily available, or events or circumstances that may affect the value of portfolio securities are identified between the closing of their principal markets and the time that the net asset value per share is determined, securities are valued at fair value as determined in good faith under procedures established by the Fund's board of directors. Restricted and illiquid securities are valued in accordance with procedures established by the Fund's board of directors.

Short-term securities are stated at amortized cost (which approximates market value) if maturity is 60 days or less at the time of purchase, or market value if maturity is greater than 60 days.

Assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the date of valuation.

B. FUTURES CONTRACTS -- The Funds may enter into futures contracts for non-speculative purposes. Upon entering into a contract, the Fund deposits and maintains initial margin deposits as required by the broker. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as variation margin receivable or payable on futures contracts. During the period the futures contracts are open, changes in the value of the contracts are recognized on a daily basis to reflect the market value of the contracts at the end of each day's trading and are recorded as unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Fund's use of futures contracts may subject it to certain risks as a result of unanticipated movements in the market. In addition, there can be no assurance that a liquid secondary market will exist for any contract purchased or sold. Securities designated as collateral for market value on futures contracts are noted in the Statement of Investment Securities.

C. REPURCHASE AGREEMENTS -- Repurchase agreements held by the Fund are fully collateralized by securities issued by the U.S. Government, its agencies or instrumentalities and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

D. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Security transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. Interest income, which may be comprised of stated coupon rate, market discount, original issue discount or amortized premium, is recorded on the accrual basis. Cost is determined on the specific identification basis. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Investment income received from foreign sources may be subject to foreign withholding taxes. Dividend and interest income is shown gross of foreign withholding taxes in the accompanying financial statements. Income and expenses on foreign securities are translated into U.S. dollars at rates of exchange prevailing when accrued. The cost of foreign securities is translated into U.S. dollars at the rates of exchange prevailing when such securities are acquired.

Each Fund may invest in securities issued by other INVESCO investment companies that invest in short-term debt securities and seek to maintain a net asset value of one dollar per share. During the year/period ended July 31, 2003, Growth, Growth & Income, Mid-Cap Growth, Small Company Growth and Value Equity Funds invested in INVESCO Treasurer's Series Money Market Reserve Fund. During that same period, there were no such investments by Dynamics and S&P 500 Index Funds. The income from this investment is recorded in the Statement of Operations.

The Fund may have elements of risk due to investments in specific industries or foreign issuers located in a specific country. Such investments may subject the Fund to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Net realized and unrealized gain or loss from investment securities includes fluctuations from currency exchange rates and fluctuations in market value.

The Fund's use of short-term forward foreign currency contracts may subject it to certain risks as a result of unanticipated movements in foreign exchange rates. The Fund does not hold short-term forward foreign currency contracts for trading purposes. The Fund may hold foreign currency in anticipation of settling foreign security transactions and not for investment purposes.

Restricted securities held by a Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of a Fund to sell a security at a fair price and may substantially delay the sale of the security which each Fund seeks to sell. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend/distribution date. The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers.

F. TAX INFORMATION -- The Fund has complied, and continues to comply, with the provisions of the Internal Revenue Code applicable to regulated investment companies and, accordingly, has made or intends to make sufficient distributions of net investment income and net realized capital gains, if any, to relieve it from all federal and state income taxes and federal excise taxes.

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. The tax composition of distributions from ordinary income, long-term capital gains and of the ordinary income distributions amounts qualifying for the dividends received deduction available to the Fund's corporate shareholders were as follows:

                                   YEAR ENDED     YEAR ENDED       YEAR ENDED           YEAR ENDED
                                JULY 31, 2003  JULY 31, 2003    JULY 31, 2002        JULY 31, 2002
                              ORDINARY INCOME     QUALIFYING  ORDINARY INCOME    LONG-TERM CAPITAL
FUND                            DISTRIBUTIONS     PERCENTAGE    DISTRIBUTIONS   GAIN DISTRIBUTIONS
--------------------------------------------------------------------------------------------------
Dynamics Fund                      $        0     $    0.00%    $           0    $       8,601,251
Growth Fund                                 0          0.00%                0            8,538,710
Growth & Income Fund                        0          0.00%                0              891,958
S&P 500 Index Fund                  1,768,846        100.00%        1,119,575                    0
Value Equity Fund                     966,722        100.00%          949,901            6,239,703

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States.

The tax components of the Fund at July 31, 2003 include:

                                                                                        NET TAX
                                      COST OF      GROSS TAX      GROSS TAX        APPRECIATION
                              INVESTMENTS FOR     UNREALIZED     UNREALIZED       (DEPRECIATION)
FUND                             TAX PURPOSES   APPRECIATION   DEPRECIATION      ON INVESTMENTS
------------------------------------------------------------------------------------------------
Dynamics Fund                $  3,315,054,161 $  800,089,351 $  102,316,247      $  697,773,104
Growth Fund                       435,479,947     56,793,589     14,705,345          42,088,244
Growth & Income Fund               43,657,927      3,790,238      1,177,797           2,612,441
Mid-Cap Growth Fund                14,931,138      1,971,510        577,109           1,394,401
S&P 500 Index Fund                218,300,652     11,994,763     30,503,575         (18,508,812)
Small Company Growth Fund         887,013,957    165,707,709     23,883,773         141,823,936
Value Equity Fund                  86,514,003     17,873,003      4,860,245          13,012,758

                                                                  ACCUMULATED   CUMULATIVE EFFECT
                                               UNDISTRIBUTED     CAPITAL LOSS            OF OTHER
FUND                                         ORDINARY INCOME       CARRYOVERS  TIMING DIFFERENCES
-------------------------------------------------------------------------------------------------
Dynamics Fund                                 $            0 $ (4,247,202,042)    $  (85,190,479)
Growth Fund                                                0   (1,536,202,077)       (30,091,047)
Growth & Income Fund                                       0      (92,054,913)          (289,431)
Mid-Cap Growth Fund                                        0       (2,043,978)              (117)
S&P 500 Index Fund                                    23,316      (10,578,186)           (56,670)
Small Company Growth Fund                                  0     (722,727,535)       (15,293,658)
Value Equity Fund                                     17,055       (3,902,193)        (3,664,300)

The primary difference between book and tax appreciation/depreciation is wash sale loss deferrals. The net tax appreciation/depreciation on investments excludes the effect of foreign currency transactions, futures contracts and written options activity.

Capital loss carryovers expire in the years 2006, 2009, 2010 and 2011. To the extent future capital gains and income are offset by capital loss carryovers and deferred post-October 31 losses, such gains and income will not be distributed to shareholders. Net capital loss carryovers utilized during the period ended July 31, 2003 by Mid-Cap Growth Fund amounted to $161,383.

The cumulative effect of other timing differences includes deferred post-October 31 capital and currency losses, deferred director's fees and foreign currency contracts. Deferred post-October 31 capital and currency losses are: Dynamics Fund $84,873,644, Growth Fund $29,981,554, Growth & Income Fund $283,937, S&P
500 Index Fund $50,163, Small Company Growth Fund $15,223,375 and Value Equity Fund $3,632,294.

Due to inherent differences in the recognition of income, expenses and realized gains/losses under accounting principles generally accepted in the United States and federal income tax purposes, permanent and temporary differences between book and tax basis reporting have been identified and appropriately reclassed on the Statement of Assets and Liabilities. Dynamics, Growth and Small Company Growth Funds reclassified $28,468,877, $2,964,060 and $8,200,114, respectively, of net investment losses to paid-in capital. Dynamics Fund reclassified $215,963,435 of accumulated undistributed net realized gains to paid-in capital.

G. FORWARD FOREIGN CURRENCY CONTRACTS -- The Fund enters into short-term forward foreign currency contracts in connection with planned purchases or sales of securities as a hedge against fluctuations in foreign exchange rates pending the settlement of transactions in foreign securities. A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are marked-to-market daily and the related appreciation or depreciation of the contracts is presented in the Statement of Assets and Liabilities. Any realized gain or loss incurred by the Fund upon the sale of securities is included in the Statement of Operations.

H. OPTION CONTRACTS -- The Funds may buy or write put and call options, including securities index options, on portfolio securities for hedging purposes or as a substitute for an investment. The Funds generally invest in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Fund could result in the Fund buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

Securities designated to cover outstanding written options are noted in the Statement of Investment Securities where applicable. Options written are reported as a liability in the Statement of Assets and Liabilities. Gains and losses are reported in the Statement of Operations.

The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Fund's hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold.

Written option activity for the year ended July 31, 2003, was as follows:

                                                       CALL OPTIONS
-------------------------------------------------------------------------

                                                 NUMBER           AMOUNT
                                             OF OPTIONS      OF PREMIUMS
-------------------------------------------------------------------------
Small Company Growth Fund
Options outstanding at July 31, 2002                  0      $         0
Options written                                  (2,527)         298,534
Options closed or expired                           481         (123,613)
Options exercised                                   539         (117,034)
Options outstanding at July 31, 2003             (1,507)     $    57,887

I. EXPENSES -- Each Fund or Class bears expenses incurred specifically on its behalf and, in addition, each Fund or Class bears a portion of general expenses, based on the relative net assets of each Fund or Class.

Under an agreement between each Fund and the Fund's Custodian, certain Custodian Fees and Expenses are reduced by credits granted by the Custodian from any temporarily uninvested cash. Similarly, Custodian Fees and Expenses for Dynamics and Growth Funds are reduced by credits earned from security brokerage transactions under certain broker/service arrangements with third parties. Such credits are included in Fees and Expenses Paid Indirectly in the Statement of Operations.

NOTE 2 -- INVESTMENT ADVISORY AND OTHER AGREEMENTS. IFG serves as the Funds' investment adviser. As compensation for its services to the Funds, IFG receives an investment advisory fee which is accrued daily at the applicable rate and paid monthly. The fee is based on the annual rate of each Fund's average net assets as follows:

                                                       AVERAGE NET ASSETS
-----------------------------------------------------------------------------------------------------
                                                       $700         $2        $4         $6
                                 $0 TO    $350 TO   MILLION    BILLION   BILLION    BILLION      OVER
                                  $350       $700     TO $2      TO $4     TO $6      TO $8        $8
FUND                           MILLION    MILLION   BILLION    BILLION   BILLION    BILLION   BILLION
-----------------------------------------------------------------------------------------------------
Dynamics Fund                   0.60%      0.55%     0.50%      0.45%     0.40%     0.375%     0.35%
Growth Fund                     0.60%      0.55%     0.50%      0.45%     0.40%     0.375%     0.35%
Small Company Growth Fund       0.75%      0.65%     0.55%      0.45%     0.40%     0.375%     0.35%


                                            AVERAGE NET ASSETS
-----------------------------------------------------------------------------------------------------
                                             $500        $1         $2        $4         $6
                                 $0 TO    MILLION   BILLION    BILLION   BILLION    BILLION      OVER
                                  $500      TO $1     TO $2      TO $4     TO $6      TO $8        $8
FUND                           MILLION    BILLION   BILLION    BILLION   BILLION    BILLION   BILLION
-----------------------------------------------------------------------------------------------------
Growth & Income Fund             0.75%      0.65%     0.55%      0.45%     0.40%     0.375%     0.35%
Value Equity Fund                0.75%      0.65%     0.50%      0.45%     0.40%     0.375%     0.35%

Mid-Cap Growth and S&P 500 Index Funds' investment advisory fees are based on the annual rate of 1.00% and 0.25% of average net assets, respectively.

A sub-advisory Agreement between IFG and World Asset Management ("World"), unaffiliated with any IFG entity, provides that investment decisions of S&P 500 Index Fund are made by World. Effective August 13, 2003, INVESCO Structured Products Group, an affiliate of IFG, assumed investment decisions of S&P 500 Index Fund.

A plan of distribution pursuant to Rule 12b-1 of the Act provides for compensation of marketing and advertising expenditures to A I M Distributors, Inc. ("ADI" or the "Distributor") effective July 1, 2003, and prior to July 1, 2003 to INVESCO Distributors, Inc. ("IDI"), both are subsidiaries of AMVESCAP PLC, of 0.25% of annual average net assets of Investor Class shares. A master distribution plan and agreement for Class A, Class B and Class C shares pursuant to Rule 12b-1 of the Act provides for compensation of certain promotional and other sales related costs to the Distributor. Class A shares of the Fund pay compensation to the Distributor at a rate of 0.35% of annual average net assets. During any period that Class A shares of the Fund are closed to new investors, the Fund will reduce this payment for Class A shares from 0.35% to 0.25% per annum. Class B and Class C shares of the Fund pay compensation to the Distributor at a rate of 1.00% of annual average net assets. Of these amounts, the Distributor may pay a service fee of 0.25% of the average net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the applicable class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose caps on the total sales charges, including asset-based sales charges, that may be paid by the respective class. A plan of distribution pursuant to Rule 12b-1 of the Act provides for financing the distribution and continuing personal shareholder servicing of Class K shares of 0.45% of annual average net assets. Any unreimbursed expenses the Distributor incurs with respect to Investor Class, Class A, Class C and Class K shares in any fiscal year can not be recovered in subsequent years. For the year/period ended July 31, 2003, amounts paid to the Distributor were as follows:

                                        INVESTOR      CLASS     CLASS      CLASS     CLASS
FUND                                       CLASS          A         B          C         K
--------------------------------------------------------------------------------------------
Dynamics Fund                       $  8,911,840  $  20,444   $ 7,174  $ 160,844 $ 186,470
Growth Fund                            1,174,580      1,770       447     31,585    10,636
Growth & Income Fund                     104,747      1,094       330     10,808       496
Mid-Cap Growth Fund                        1,760      5,031     5,492      5,395        --
S&P 500 Index Fund                       371,160         --        --         --        --
Small Company Growth Fund              1,944,943     11,620     1,885     38,430   314,871
Value Equity Fund                        250,355        897     2,593     12,759        --

If the Class B Plan is terminated, the board of directors may allow the Class B shares to continue payments of the asset-based sales charge to the Distributor for allowable unreimbursed expenses incurred for distributing shares before the Class B Plan was terminated. The Class B Plan allows for the carry-forward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods. Distribution fees related to the Distributor for the year/period ended July 31, 2003, for Class B were as follows:

                                                              DISTRIBUTOR'S    DISTRIBUTOR'S
                                                                  AGGREGATE     UNREIMBURSED
                                                               UNREIMBURSED    EXPENSES AS %
                                             AMOUNT RETAINED       EXPENSES    OF NET ASSETS
FUND                                          BY DISTRIBUTOR     UNDER PLAN         OF CLASS
--------------------------------------------------------------------------------------------
Dynamics Fund - Class B Plan                   $       7,780     $   24,943            1.77%
Growth Fund - Class B Plan                               495            624            0.45%
Growth & Income Fund - Class B Plan                      371            605            0.60%
Mid-Cap Growth Fund - Class B Plan                     5,299              0            0.00%
Small Company Growth Fund - Class B Plan               2,107          7,023            1.72%
Value Equity Fund - Class B Plan                       2,290              0            0.00%

Distribution Expenses for each class as presented in the Statement of Operations for the year/period ended July 31, 2003 were as follows:

                                        INVESTOR      CLASS     CLASS      CLASS     CLASS
FUND                                       CLASS          A         B          C         K
--------------------------------------------------------------------------------------------
Dynamics Fund                       $  8,902,862  $  21,969   $ 7,996  $ 155,587 $ 186,111
Growth Fund                            1,158,786      2,143       516     30,950    10,350
Growth & Income Fund                     104,262      1,185       385     10,752       553
Mid-Cap Growth Fund                        2,061      5,371     5,855      5,687        --
S&P 500 Index Fund                       384,046         --        --         --        --
Small Company Growth Fund              1,948,394     12,782     2,159     37,799   323,420
Value Equity Fund                        243,892        949     2,586     12,835        --

Distribution Expenses for Mid-Cap Growth Fund as presented in the Statement of Operations for the year/period ended April 30, 2003 were as follows:

                                                   INVESTOR     CLASS      CLASS     CLASS
FUND                                                  CLASS         A          B         C
--------------------------------------------------------------------------------------------
Mid-Cap Growth Fund                                $  2,421  $ 14,437   $ 16,371  $ 16,844

IFG receives a transfer agent fee from each Class at an annual rate of $22.50 per shareholder account, or, where applicable, per participant in an omnibus account, per year. IFG may pay such fee for participants in omnibus accounts to affiliates or third parties. Aggregate fees collected for such omnibus accounts for the year/period ended July 31, 2003 amounted to $18,755,790 for Dynamics Fund, $1,778,083 for Growth Fund, $77,132 for Growth & Income Fund, $2,696 for Mid-Cap Growth Fund, $232,987 for S&P 500 Index Fund, $5,348,794 for Small Company Growth Fund and $267,299 for Value Equity Fund, respectively, of which $11,810,550, $842,318, $19,130, $1,078, $116,721, $3,371,197 and $37,159,
respectively, were retained by IFG. Aggregate fees collected for such omnibus accounts for the year ended April 30, 2003 for Mid-Cap Growth Fund amounted to $6,235 of which $2,764 was retained by IFG. The fee is paid monthly at one-twelfth of the annual fee and is based upon the actual number of accounts in existence during each month. Effective October 1, 2003, A I M Fund Services, Inc. will assume all responsibilities under the existing Transfer Agency Agreement.

Transfer agent fees for each class as presented in the Statement of Operations for the year/period ended July 31, 2003 were as follows:

                         INSTITUTIONAL      INVESTOR      CLASS     CLASS      CLASS     CLASS
FUND                             CLASS         CLASS          A         B          C         K
----------------------------------------------------------------------------------------------
Dynamics Fund             $     40,820  $ 21,742,271   $ 14,560   $ 2,254  $ 161,928 $ 235,342
Growth Fund                         --     3,517,349        788       293     58,108    32,961
Growth & Income Fund                --       492,741        551       238     16,224     2,258
Mid-Cap Growth Fund                346         6,461      4,562     1,500      2,064        --
S&P 500 Index Fund              12,373       538,547         --        --         --        --
Small Company Growth Fund           --     4,860,422      5,949     1,024     52,061 1,373,520
Value Equity Fund                   --       595,873        882       547     12,950        --

Transfer Agent fees for Mid-Cap Growth Fund as presented in the Statement of Operations for the year/period ended April 30, 2003 were as follows:

                                      INSTITUTIONAL   INVESTOR     CLASS      CLASS     CLASS
FUND                                          CLASS      CLASS         A          B         C
---------------------------------------------------------------------------------------------
Mid-Cap Growth Fund                        $  1,573    $ 6,782   $10,948    $ 4,311  $  5,777

In accordance with an Administrative Services Agreement, each Fund pays IFG an annual fee of $10,000, plus an additional amount computed at an annual rate of 0.045% of average net assets to provide administrative, accounting and clerical services. The fee is accrued daily and paid monthly.

IFG has voluntarily agreed to absorb and assume certain fees and expenses incurred by each Fund. IFG is entitled to reimbursement from a Fund share class that has fees and expenses voluntarily absorbed pursuant to this arrangement if such reimbursements do not cause a share class to exceed voluntary expense limitations and the reimbursement is made within three years after IFG incurred the expense. For the year/period ended July 31, 2003, total fees and expenses voluntarily absorbed were as follows:

                           INSTITUTIONAL        INVESTOR      CLASS     CLASS      CLASS       CLASS
FUND                             CLASS             CLASS          A         B          C           K
-----------------------------------------------------------------------------------------------------
Dynamics Fund             $          0        $8,960,691    $     0   $ 4,432    $169,045  $  82,626
Growth Fund                         --                 0        380     3,448      64,949     24,762
Growth & Income Fund                --           499,941      2,749     3,604      24,246      7,146
Mid-Cap Growth Fund              5,652            16,543     18,457     8,109       8,890         --
S&P 500 Index Fund              24,137           613,602         --        --          --         --
Small Company Growth Fund           --         1,319,448          0     3,770      49,264  1,020,674
Value Equity Fund                   --           550,369      3,667     3,691      19,383         --

For the year/period ended April 30, 2003, total fees and expenses voluntarily absorbed for Mid-Cap Growth Fund were as follows:

                                      INSTITUTIONAL   INVESTOR     CLASS      CLASS     CLASS
FUND                                          CLASS      CLASS         A          B         C
---------------------------------------------------------------------------------------------
Mid-Cap Growth Fund                        $ 34,583   $ 19,517  $ 46,112   $ 23,070  $ 26,536

As of the year/period ended July 31, 2003, the reimbursement that may potentially be made by the Funds to IFG and that will expire during the years ended July 31, 2005 and 2006, are as follows:

                         INSTITUTIONAL       INVESTOR      CLASS     CLASS      CLASS      CLASS
FUND                             CLASS          CLASS          A         B          C          K
------------------------------------------------------------------------------------------------
JULY 31, 2005
Dynamics Fund             $          0  $          0    $     0   $     0   $ 28,197  $        0
Growth Fund                         --             0          0       201          0           0
Growth & Income Fund                --        94,911        191       241      4,335         503
Mid-Cap Growth Fund              8,277             0      8,357     3,754      3,451          --
S&P 500 Index Fund               4,447        94,254         --        --         --          --
Small Company Growth Fund           --             0          0         0      7,821           0
Value Equity Fund                   --       115,920          0         0      3,099          --

JULY 31, 2006
Dynamics Fund             $          0  $  8,960,691    $     0   $ 4,432  $ 169,045  $    82,626
Growth Fund                         --             0        477     3,448     64,949       24,762
Growth & Income Fund                --       499,942      2,804     3,604     24,245        7,146
Mid-Cap Growth Fund             27,303        36,060     52,678    25,977     31,027           --
S&P 500 Index Fund              24,138       613,602         --        --         --           --
Small Company Growth Fund           --     1,319,448          0     3,770     49,264    1,020,674
Value Equity Fund                   --       550,369      3,667     3,691     19,383           --

During the year/period ended July 31, 2003, the reimbursement that was made by the Funds to IFG were as follows:

                                        INVESTOR      CLASS     CLASS      CLASS     CLASS
FUND                                       CLASS          A         B          C         K
--------------------------------------------------------------------------------------------
Growth Fund                              $     0    $    97   $     0    $     0   $     0
Growth & Income Fund                           0         55         0          0         0

During the year/period ended July 31, 2003, there were no such reimbursements made by Dynamics, Mid-Cap Growth, S&P 500 Index, Small Company Growth and Value Equity Funds. During the year/period ended April 30, 2003, there were no such reimbursements made by Mid-Cap Growth Fund.

A 1% redemption fee is retained by S&P 500 Index Fund to offset transaction costs and other expenses associated with short-term redemptions and exchanges. The fee is imposed on redemptions or exchanges of shares held less than three months. The redemption fee is accounted for as an addition to Paid-in Capital by S&P 500 Index Fund. Total redemption fees received by S&P 500 Index Fund - Institutional Class and S&P 500 Index Fund - Investor Class for the year ended July 31, 2003 were $5 and $66,808, respectively.

NOTE 3 -- ACQUISITION OF INVESCO ENDEAVOR FUND ("TARGET FUND"). On January 31, 2003, Dynamics Fund acquired all the net assets of the Target Fund pursuant to an Agreement and Plan of Reorganization and Termination approved by the Target Fund shareholders on January 29, 2003. The acquisition was accomplished by a tax-free exchange of 4,491,385 shares of Dynamics Fund-Investor Class shares (valued at $47,634,088) for 9,169,134 shares of the Target Fund-Investor Class shares, 47,716 shares of Dynamics Fund-Class A shares (valued at $507,690) for 91,427 shares of the Target Fund-Class A shares, 1,207 shares of Dynamics Fund-Class B shares (valued at $12,735) for 2,466 shares of the Target Fund-Class B shares, 80,743 shares of Dynamics Fund-Class C shares (valued at $838,403) for 164,854 shares of the Target Fund-Class C shares and 93 shares of Dynamics Fund-Class K shares (valued at $985) for 191 shares of the Target Fund-Class K shares, respectively, outstanding on January 31, 2003. The Target Fund's net assets at that date ($48,993,901) including $3,500,200 of unrealized appreciation, were combined with those of Dynamics Fund. The aggregate net assets of Dynamics Fund and the Target Fund immediately before the acquisition were $3,382,260,445 and $48,993,901, respectively. The net assets of Dynamics Fund after the acquisition were $3,431,254,346.

NOTE 4 -- PURCHASES AND SALES OF INVESTMENT SECURITIES. For the year/period ended July 31, 2003, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were as follows:

FUND                                                              PURCHASES               SALES
-----------------------------------------------------------------------------------------------
Dynamics Fund                                             $   3,286,025,349   $   3,759,666,726
Growth Fund                                                     508,906,585         585,142,729
Growth & Income Fund                                             69,713,923          73,110,869
Mid-Cap Growth Fund                                               3,807,608           3,260,925
S&P 500 Index Fund                                               45,501,711           2,141,399
Small Company Growth Fund                                       913,763,308         964,537,154
Value Equity Fund                                                64,181,079          90,182,981

There were no purchases or sales of U.S. Government securities.

NOTE 5 -- TRANSACTIONS WITH AFFILIATES AND AFFILIATED COMPANIES. Certain of the Funds' officers and directors are also officers and directors of IFG or IDI or ADI.

Each Fund has adopted a retirement plan covering all independent directors of the Fund who will have served as an independent director for at least five years at the time of retirement. Benefits under this plan are based on an annual rate as defined in the plan agreement, as amended March 1, 2001. Effective November 8, 2002, the plan provides that a director, prior to retirement, may elect to convert amounts accrued under this plan into a new deferred retirement plan.

Pension expenses for the year/period ended July 31, 2003, included in Directors' Fees and Expenses in the Statement of Operations, and pension liability included in Accrued Expenses, in the Statement of Assets and Liabilities were as follows:

                                                                    PENSION          PENSION
FUND                                                               EXPENSES        LIABILITY
--------------------------------------------------------------------------------------------
Dynamics Fund                                                    $   74,327      $   89,735
Growth Fund                                                          11,328          29,657
Growth & Income Fund                                                    946           1,507
Mid-Cap Growth Fund                                                      17              41
S&P 500 Index Fund                                                    2,266           1,858
Small Company Growth Fund                                            16,852          20,516
Value Equity Fund                                                     2,260           8,632

The independent directors have contributed to a deferred fee agreement plan, pursuant to which they have deferred receipt of a portion of the compensation which they would otherwise have been paid as directors of the INVESCO Funds. The deferred amounts may be invested in the shares of any of the INVESCO Funds, excluding the INVESCO Variable Investment Funds.

An affiliated company represents ownership by a Fund of at least 5% of the voting securities of the issuer or may be affiliated with other INVESCO investment companies during the period, as defined in the Act. A summary of the transactions during the year/period ended July 31, 2003, in which the issuer was an affiliate of the Fund, is as follows:


                                                                                         REALIZED GAIN
                          PURCHASES/OTHER TRANSACTIONS   SALES/OTHER TRANSACTIONS            (LOSS) ON
                       -------------------------------------------------------------         INVESTMENT          VALUE AT
AFFILIATE                  SHARES            COST       SHARES            PROCEEDS           SECURITIES         7/31/2003
---------------------------------------------------------------------------------------------------------------------------
DYNAMICS FUND
INVESCO Treasurer's
  Series Money
  Market Reserve
  Fund                1,939,109,888 $ 1,939,109,888  1,983,574,982   $  1,983,574,982       $           0      $  36,892,514
Software HOLDRs Trust     2,316,800      61,279,717      1,345,700         36,390,521           4,476,306          1,415,085
GROWTH FUND
INVESCO Treasurer's
  Series Money
  Market Reserve
  Fund                  348,997,233     348,997,233    325,898,760        325,898,760                   0         23,098,473
Software HOLDRs Trust       520,300      14,479,656        143,400          3,905,609               3,639         12,192,715
GROWTH & INCOME FUND
INVESCO Treasurer's
  Series Money
  Market Reserve
  Fund                    4,680,258       4,680,258      3,107,438          3,107,438                   0          1,572,820

                                                                                         REALIZED GAIN
                          PURCHASES/OTHER TRANSACTIONS   SALES/OTHER TRANSACTIONS            (LOSS) ON
                       -------------------------------------------------------------         INVESTMENT          VALUE AT
AFFILIATE                  SHARES            COST       SHARES            PROCEEDS           SECURITIES         7/31/2003
---------------------------------------------------------------------------------------------------------------------------
MID-CAP GROWTH FUND
INVESCO Treasurer's
  Series Money
  Market Reserve
  Fund                    1,150,344       1,150,344        100,000            100,000                   0          1,050,344
SMALL COMPANY GROWTH FUND
INVESCO Treasurer's
  Series Money
  Market Reserve
  Fund                  840,223,280     840,223,280    805,009,348        805,009,348                   0         67,718,082
VALUE EQUITY FUND
INVESCO Treasurer's
  Series Money
  Market Reserve
  Fund                   11,343,341      11,343,341      6,109,859          6,109,859                   0          5,233,482

Dividend income from INVESCO Treasurer's Series Money Market Reserve Fund is disclosed in the Statement of Operations. Dividend income of $353,436 and $116,046, respectively, was received from Software HOLDRs Trust for Dynamics and Growth Funds, respectively.

NOTE 6 -- SECURITIES LOANED. The Funds have entered into a securities lending agreement with the custodian. Under the terms of the agreement, the Funds receive income, recorded monthly, after deduction of other amounts payable to the custodian or to the borrower from lending transactions. In exchange for such fees, the custodian is authorized to loan securities on behalf of the Funds, against receipt of collateral at least equal in value to the value of securities loaned. Cash collateral is invested by the custodian in the INVESCO Treasurer's Series Money Market Reserve Fund or securities issued or guaranteed by the U.S Government, its agencies or instrumentalities. As of July 31, 2003, Dynamics, Growth and Small Company Growth Funds have on loan securities valued at $36,562,536, $16,407,099 and $31,945,909, respectively, and the cash collateral of $36,892,514, $16,570,263 and $32,721,694,  respectively, has been invested in the INVESCO Treasurer's Series Money Market Reserve Fund and/or U.S. Government obligations, and is disclosed in the Statement of Investment Securities. The Fund bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. The securities loaned income is recorded in the Statement of Operations. Of the securities lending income received for Dynamics, Growth and Small Company Growth Funds, $274,266, $29,386 and $187,076, respectively, were received from INVESCO Treasurer's Series Money Market Reserve Fund. During the year/period ended July 31, 2003, there were no such securities lending arrangements for Growth & Income, Mid-Cap Growth, S&P 500 Index and Value Equity Funds.

NOTE 7 -- INTERFUND BORROWING AND LENDING. Each Fund is party to an interfund lending agreement between each Fund and other INVESCO sponsored mutual funds, which permit it to borrow or lend cash, at rates beneficial to both the borrowing and lending funds. Loans totaling 10% or more of a borrowing Fund's total assets are collateralized at 102% of the value of the loan; loans of less than 10% are unsecured. The Funds may borrow up to 10% of its total net assets for temporary or emergency purposes. During the year ended July 31, 2003, Dynamics, Growth, Growth & Income, Small Company Growth and Value Equity Funds borrowed cash at a weighted average rate ranging from 1.38% to 1.87% and interest expense amounted to $55,111, $837, $811, $360 and $1,279, respectively. During that same period, Dynamics, Growth and Small Company Growth Funds lent cash at a weighted average rate ranging from 1.47% to 1.81% and interest income amounted to $9,746, $534 and $5,923, respectively. During the year/period ended July 31, 2003, there were no such borrowings and/or lendings for Mid-Cap Growth or S&P 500 Index Funds.

NOTE 8 -- LINE OF CREDIT. Each Fund has available a Redemption Line of Credit Facility ("LOC"), from a consortium of national banks, to be used for temporary or emergency purposes to fund redemptions of investor shares. The LOC permits borrowings to a maximum of 10% of the net assets at value of each respective Fund. Each Fund agrees to pay annual fees and interest on the unpaid principal balance based on prevailing market rates as defined in the agreement. During the year/period ended July 31, 2003, there were no such borrowings for any Fund.

NOTE 9 -- CONTINGENT DEFERRED SALES CHARGE ("CDSC"). Class A shares may charge a 1.00% CDSC if a shareholder purchased $1,000,000 or more and redeemed these shares within 18 months from the date of purchase. Effective November 15, 2002, qualified plans investing in Class A shares may pay a 1% CDSC and Class K shares may pay a 0.70% CDSC if a shareholder redeemed these shares within 12 months from the date of purchase. A CDSC is charged by Class B shares on redemptions or exchanges of shares at a maximum of 5.00% beginning at the time of purchase to 0.00% at the beginning of the seventh year. A 1.00% CDSC is charged by Class C shares on redemptions or exchanges held thirteen months or less. Effective August18, 2003, the 1.00% CDSC charged by Class C shares for redemptions or exchanges held thirteen months or less will change to twelve months or less. Shares acquired through reinvestment of dividends or other distributions are not charged a CDSC. The CDSC may be reduced or certain sales charge exceptions may apply. The CDSC is paid by the redeeming shareholder and therefore it is not an expense of the Fund. For the year/period ended July 31, 2003, the Distributor received the following CDSC from Class A, Class B, Class C and Class K shareholders:

FUND                                  CLASS A        CLASS B        CLASS C        CLASS K
--------------------------------------------------------------------------------------------
Dynamics Fund                      $        0     $      957     $    6,239     $        0
Growth Fund                                 0          1,736          1,563              0
Growth & Income Fund                        0              0            296              0
Mid-Cap Growth Fund                         0          1,526            363             --
Small Company Growth Fund                   0              0          1,145              0
Value Equity Fund                           0          2,573            680             --

NOTE 10 -- SHARE INFORMATION. Changes in fund share transactions during the year/period ended July 31, 2003 and 2002 and the year/period ended April 30, 2003 were as follows:

                                       DYNAMICS FUND                      GROWTH FUND                 GROWTH & INCOME FUND
                                     YEAR ENDED JULY 31               YEAR ENDED JULY 31                YEAR ENDED JULY 31
----------------------------------------------------------------------------------------------------------------------------
                                  2003                2002         2003                2002          2003               2002
                                                   (Note 1)                         (Note 1)                        (Note 1)
Shares Sold
   Institutional Class       1,411,996           2,322,618           --                  --            --                --
   Investor Class          789,077,245       1,007,004,431  180,083,819         293,499,721     7,740,299         7,473,503
   Class A                  11,092,918             683,355    1,138,690              54,166       143,512             7,334
   Class B                      82,398              36,556      122,946              24,060        16,008               974
   Class C                  41,725,537          86,880,326    1,542,624           2,750,903       775,048           331,799
   Class K                   2,158,128           5,654,823      711,585           3,909,174        26,780             9,074
Shares Issued from
  Reinvestment of Distributions
     Institutional Class             0                 966            --                 --            --                --
     Investor Class                  0             533,720             0          2,965,102             0            94,244
     Class C                         0               3,443             0             24,279             0             2,346
     Class K                         0               5,305             0             15,456             0                17

                                       DYNAMICS FUND                      GROWTH FUND                 GROWTH & INCOME FUND
                                     YEAR ENDED JULY 31               YEAR ENDED JULY 31                YEAR ENDED JULY 31
----------------------------------------------------------------------------------------------------------------------------
                                  2003                2002         2003                2002          2003               2002
                                                   (Note 1)                         (Note 1)                        (Note 1)
Shares Issued in Connection
  with Acquisition of INVESCO
  Endeavor Fund (Note 3)
     Investor Class          4,491,385                  --            --                 --            --                --
     Class A                    47,716                  --            --                 --            --                --
     Class B                     1,207                  --            --                 --            --                --
     Class C                    80,743                  --            --                 --            --                --
     Class K                        93                  --            --                 --            --                --
============================================================================================================================
                           850,169,366       1,103,125,543   183,599,664        303,242,861     8,701,647         7,919,291
Shares Repurchased
   Institutional Class      (1,345,394)           (686,853)           --                 --            --                --
   Investor Class         (833,286,306)     (1,047,072,631) (243,226,206)      (382,291,940)   (8,174,420)       (9,141,292)
   Class A                 (10,850,031)           (498,065)     (429,724)            (1,327)      (98,312)              (30)
   Class B                      (8,718)               (417)      (70,280)                 0        (1,600)                0
   Class C                 (41,986,648)        (87,310,751)   (2,060,909)        (3,466,283)     (812,542)         (344,432)
   Class K                  (2,761,338)         (1,503,717)   (1,304,495)        (2,000,943)       (5,409)             (670)
=============================================================================================================================
                          (890,238,435)     (1,137,072,434) (247,091,614)      (387,760,493)   (9,092,283)       (9,486,424)
NET DECREASE
  IN FUND SHARES           (40,069,069)        (33,946,891)  (63,491,950)       (84,517,632)     (390,636)       (1,567,133)
=============================================================================================================================

NOTE 10 -- SHARE INFORMATION (CONTINUED).

                                                    MID-CAP GROWTH FUND
                                       PERIOD
                                        ENDED                                                    S&P 500 INDEX FUND
                                      JULY 31               YEAR ENDED APRIL 30                  YEAR ENDED JULY 31
--------------------------------------------------------------------------------------------------------------------
                                         2003            2003                 2002          2003               2002
                                      (Note 1)        (Note 1)             (Note 1)
Shares Sold
   Institutional Class                  3,864          47,746               81,292       422,994              5,390
   Investor Class                     160,744         705,662                   --    10,379,029         10,083,637
   Class A                             49,045         378,737              180,865            --                 --
   Class B                             10,870         125,030               74,415            --                 --
   Class C                            102,319         210,430               50,055            --                 --
Shares Issued from
  Reinvestment of Distributions
     Institutional Class                    0               0                    0         3,773                667
     Investor Class                         0               0                    0       176,457            100,207
====================================================================================================================
                                      326,842       1,467,605              386,627    10,982,253         10,189,901
Shares Repurchased
   Institutional Class                   (993)       (130,099)          (1,246,928)      (38,165)           (13,188)
   Investor Class                     (89,794)       (505,373)                  --    (5,907,559)        (5,139,915)
   Class A                            (29,944)       (112,659)              (5,155)           --                 --
   Class B                             (2,938)        (28,233)                  (2)           --                 --
   Class C                            (99,974)        (78,976)             (15,362)           --                 --
====================================================================================================================
                                     (223,643)       (855,340)          (1,267,447)   (5,945,724)        (5,153,103)
NET INCREASE (DECREASE) IN
  FUND SHARES                         103,199         612,265             (880,820)    5,036,529          5,036,798
====================================================================================================================

                                        SMALL COMPANY GROWTH FUND                 VALUE EQUITY FUND
                                            YEAR ENDED JULY 31                    YEAR ENDED JULY 31
-------------------------------------------------------------------------------------------------------
                                        2003                 2002              2003               2002
                                                          (Note 1)                             (Note 1)
Shares Sold
   Investor Class                104,518,131          152,230,876         5,504,417         12,155,609
   Class A                         3,884,403              529,205            54,608             10,203
   Class B                            33,843                7,959             5,370             15,111
   Class C                        44,602,549           23,365,133           275,486            798,955
   Class K                         2,413,736            8,324,153                --                 --
Shares Issued from
  Reinvestment of Distributions
     Investor Class                        0                    0            59,066            366,423
     Class A                               0                    0               169                 62
     Class B                               0                    0                48                111
     Class C                               0                    0                81              2,040
     Class K                               0                    0                --                 --
=======================================================================================================
                                 155,452,662          184,457,326         5,899,245         13,348,514
Shares Repurchased
   Investor Class               (110,607,182)        (166,398,528)       (7,659,156)       (14,187,444)
   Class A                        (3,557,109)            (219,415)          (45,031)              (146)
   Class B                              (608)                   0            (6,773)              (284)
   Class C                       (44,560,541)         (23,392,895)         (309,649)          (744,206)
   Class K                          (779,789)            (436,821)               --                 --
========================================================================================================
                                (159,505,229)        (190,447,659)       (8,020,609)       (14,932,080)
NET DECREASE IN
  FUND SHARES                     (4,052,567)          (5,990,333)       (2,121,364)        (1,583,566)
========================================================================================================

NOTE 11 -- SUBSEQUENT EVENTS. On June 9, 2003, the Board of Directors for Growth Fund, Growth & Income Fund and Value Equity Fund ("Selling Funds") unanimously approved an Agreement and Plan of Reorganization (the "Plan") pursuant to which the Selling Funds, would transfer all of their assets and liabilities to AIM Large Cap Growth Fund, AIM Blue Chip Fund and AIM Large Cap Basic Value Fund, respectively, all in a series of AIM Equity Funds. The Plan has proposals for a new investment advisory agreement and a new administrative services agreement with A I M Advisors, Inc. The Plan is also seeking approval for a redomestication of the Funds, changing the domicile and form of organization of the Funds (which are currently organized as Maryland corporations) to a Delaware statutory trust. The Plan is more fully described in a proxy statement presented for shareholder consideration on August 25, 2003.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of INVESCO Stock Funds, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dynamics Fund, Growth Fund, Growth & Income Fund, Mid-Cap Growth Fund, S&P 500 Index Fund, Small Company Growth Fund, and Value Equity Fund (constituting INVESCO Stock Funds, Inc. hereinafter referred to as the "Fund") at July 31, 2003, the results of its operations for the periods indicated, the changes in its net assets for the periods indicated and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2003 by correspondence with the custodian, transfer agent, and brokers, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Denver, Colorado
August 29, 2003

FINANCIAL HIGHLIGHTS

DYNAMICS FUND -- INSTITUTIONAL CLASS
-------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                         PERIOD
                                                                                          ENDED
                                                          YEAR ENDED JULY 31            JULY 31
--------------------------------------------------------------------------------------------------
                                                  2003          2002          2001         2000(a)
PER SHARE DATA
Net Asset Value -- Beginning of Period       $   10.88      $  17.28      $  27.87     $  24.29
==================================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Loss                              (0.04)        (0.08)        (0.07)       (0.02)
Net Gains or (Losses) on Securities
  (Both Realized and Unrealized)                  2.12         (6.30)       (10.44)        3.60
==================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                  2.08         (6.38)       (10.51)        3.58
==================================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS                  0.00          0.02          0.08         0.00
==================================================================================================
Net Asset Value -- End of Period             $   12.96      $  10.88      $  17.28     $  27.87
==================================================================================================

TOTAL RETURN                                    19.12%       (36.95%)      (37.78%)     14.74%(c)

RATIOS
Net Assets -- End of Period ($000 Omitted)   $  30,788      $  25,133     $  11,622    $ 22,989
Ratio of Expenses to Average Net Assets(d)       0.78%          0.84%         0.77%       0.77%(e)
Ratio of Net Investment Loss to Average
  Net Assets                                    (0.34%)        (0.53%)       (0.26%)     (0.22%)(e)
Portfolio Turnover Rate                            91%            81%           55%         75%(f)

(a)  From May 23, 2000, inception of Class, to July 31, 2000.

(b) The per share information was computed based on average shares for the years ended July 31, 2003, 2002 and 2001 and the period ended July 31, 2000.

(c) Based on operations for the period shown and, accordingly, is not representative of a full year.

(d) Ratio is based on Total Expenses of the Class, which is before any expense offset arrangements (which may include custodian fees).

(e)  Annualized

(f) Portfolio Turnover is calculated at the Fund level. Represents the year ended July 31, 2000.

FINANCIAL HIGHLIGHTS
DYNAMICS FUND -- INVESTOR CLASS

---------------------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
                                                                                              PERIOD            YEAR
                                                                                               ENDED           ENDED
                                                          YEAR ENDED JULY 31                 JULY 31        APRIL 30
---------------------------------------------------------------------------------------------------------------------
                                            2003         2002         2001         2000         1999(a)         1999
PER SHARE DATA
Net Asset Value -- Beginning of Period  $  10.81     $  17.23     $  27.86     $  19.39     $  18.15        $  16.41
=====================================================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Loss(c)                     (0.00)       (0.00)       (0.12)       (0.00)       (0.00)          (0.00)
Net Gains or (Losses) on Securities
  (Both Realized and Unrealized)            2.00        (6.40)      (10.43)        9.51         1.24            3.04
=====================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS            2.00        (6.40)      (10.55)        9.51         1.24            3.04
=====================================================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS            0.00         0.02         0.08         1.04         0.00            1.30
=====================================================================================================================
Net Asset Value -- End of Period        $  12.81     $  10.81     $  17.23     $  27.86     $  19.39        $  18.15
=====================================================================================================================

TOTAL RETURN                              18.50%      (37.17%)     (37.94%)      50.34%        6.83%(d)       20.83%

RATIOS
Net Assets -- End of Period
  ($000 Omitted)                        $3,863,821  $3,688,213   $6,562,467   $7,865,489    $2,471,482     $2,044,321
Ratio of Expenses to Average Net
  Assets(e)(f)                             1.21%        1.21%        1.00%        0.89%        1.03%(g)        1.05%
Ratio of Net Investment Loss to
  Average Net Assets(f)                   (0.78%)      (0.86%)      (0.49%)      (0.34%)      (0.32%)(g)      (0.41%)
Portfolio Turnover Rate                      91%          81%          55%          75%          23%(d)         129%

(a)  From May 1, 1999 to July 31, 1999.

(b) The per share information was computed based on average shares for the year ended July 31, 2001.

(c) Net Investment Loss aggregated less than $0.01 on a per share basis for the years ended July 31, 2003, 2002 and 2000, the period ended July 31, 1999 and the year ended April 30, 1999.

(d) Based on operations for the period shown and, accordingly, is not representative of a full year.

(e) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by Investment Adviser, if applicable, which is before any expense offset arrangements (which may include custodian fees).

(f) Various expenses of the Class were voluntarily absorbed by IFG for the years ended July 31, 2003 and 2002. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.46% and 1.23%, respectively, and ratio of net investment loss to average net assets would have been (1.03%) and (0.88%), respectively.

(g)  Annualized

FINANCIAL HIGHLIGHTS

DYNAMICS FUND -- CLASS A & CLASS B
----------------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                             CLASS A                              CLASS B
                                                          YEAR     PERIOD                      YEAR     PERIOD
                                                         ENDED      ENDED                     ENDED      ENDED
                                                       JULY 31    JULY 31                   JULY 31    JULY 31
-----------------------------------------------------------------------------------------------------------------
                                                          2003       2002(a)                   2003       2002(a)
PER SHARE DATA
Net Asset Value -- Beginning of Period                $  10.82   $  15.30                  $  10.78   $  15.30
=================================================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Loss                                      (0.09)     (0.03)                    (0.08)     (0.06)
Net Gains or (Losses) on Securities (Both Realized
  and Unrealized)                                         2.11      (4.45)                     1.99      (4.46)
=================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                          2.02      (4.48)                     1.91      (4.52)
=================================================================================================================
Net Asset Value -- End of Period                      $  12.84   $  10.82                  $  12.69   $  10.78
=================================================================================================================

TOTAL RETURN(c)                                         18.56%    (29.22%)(d)                17.72%   (29.54%)(d)

RATIOS
Net Assets -- End of Period ($000 Omitted)            $  6,108   $  2,006                  $  1,409   $   390
Ratio of Expenses to Average Net Assets(e)(f)            1.24%      1.11%(g)                  1.96%     2.09%(g)
Ratio of Net Investment Loss to Average Net Assets(f)   (0.81%)    (0.76%)(g)                (1.53%)   (1.71%)(g)
Portfolio Turnover Rate                                    91%        81%(h)                    91%       81%(h)

(a)  From April 1, 2002, inception of Class, to July 31, 2002.

(b) The per share information for each class was computed based on average shares for the period ended July 31, 2002.

(c) The applicable sales charge for Class A or CDSC for Class B is not included in the Total Return calculation.

(d) Based on operations for the period shown and, accordingly, is not representative of a full year.

(e) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by Investment Adviser, if applicable, which is before any expense offset arrangements (which may include custodian fees).

(f) Various expenses of Class B were voluntarily absorbed by IFG for the year ended July 31, 2003. If such expenses had not been voluntarily absorbed for Class B, ratio of expenses to average net assets would have been 2.52% and ratio of net investment loss to average net assets would have been (2.09%).

(g)  Annualized

(h) Portfolio Turnover is calculated at the Fund level. Represents the year ended July 31, 2002.

FINANCIAL HIGHLIGHTS

DYNAMICS FUND -- CLASS C
-------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
                                                                                              PERIOD
                                                                                               ENDED
                                                               YEAR ENDED JULY 31            JULY 31
-------------------------------------------------------------------------------------------------------
                                                         2003         2002         2001         2000(a)
PER SHARE DATA
Net Asset Value -- Beginning of Period               $  10.60     $  17.04     $  27.78     $  28.25
=======================================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Loss(c)                                  (0.18)       (0.25)       (0.06)       (0.00)
Net Gains or (Losses) on Securities (Both Realized
  and Unrealized)                                        2.02        (6.17)      (10.60)       (0.47)
=======================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                         1.84        (6.42)      (10.66)       (0.47)
=======================================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS                         0.00         0.02         0.08         0.00
=======================================================================================================
Net Asset Value -- End of Period                     $  12.44     $  10.60     $  17.04     $  27.78
=======================================================================================================

TOTAL RETURN(d)                                        17.47%      (37.76%)     (38.45%)     (1.66%)(e)

RATIOS
Net Assets -- End of Period ($000 Omitted)           $13,537      $13,440      $28,887      $4,779
Ratio of Expenses to Average Net Assets(f)(g)          1.96%        1.96%        1.86%       1.71%(h)
Ratio of Net Investment Loss to Average Net Assets(g) (1.54%)      (1.59%)      (1.34%)     (1.20%)(h)
Portfolio Turnover Rate                                  91%          81%          55%         75%(i)

(a)  From February 15, 2000, inception of Class, to July 31, 2000.

(b) The per share information was computed based on average shares for the period ended July 31, 2000.

(c) Net Investment Loss aggregated less than $0.01 on a per share basis for the period ended July 31, 2000.

(d)  The applicable CDSC is not included in the Total Return calculation.

(e) Based on operations for the period shown and, accordingly, is not representative of a full year.

(f) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by Investment Adviser, if applicable, which is before any expense offset arrangements (which may include custodian fees).

(g) Various expenses of the Class were voluntarily absorbed by IFG for the years ended July 31, 2003 and 2002. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 3.05% and 2.16%, respectively, and ratio of net investment loss to average net assets would have been (2.63%) and (1.79%), respectively.

(h)  Annualized

(i) Portfolio Turnover is calculated at the Fund level. Represents the year ended July 31, 2000.

FINANCIAL HIGHLIGHTS

DYNAMICS FUND -- CLASS K
----------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
                                                                                      PERIOD
                                                                                       ENDED
                                                           YEAR ENDED JULY 31        JULY 31
----------------------------------------------------------------------------------------------
                                                           2003         2002         2001(a)
PER SHARE DATA
Net Asset Value -- Beginning of Period                 $  10.76     $  17.19     $  22.50
==============================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Loss                                       (0.02)       (0.15)       (0.03)
Net Gains or (Losses) on Securities (Both Realized
  and Unrealized)                                          2.00        (6.26)       (5.28)
==============================================================================================
TOTAL FROM INVESTMENT OPERATIONS                           1.98        (6.41)       (5.31)
==============================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS                           0.00         0.02         0.00
==============================================================================================
Net Asset Value -- End of Period                       $  12.74    $   10.76     $  17.19
==============================================================================================

TOTAL RETURN                                             18.40%      (37.32%)     (23.60%)(c)

RATIOS
Net Assets -- End of Period ($000 Omitted)             $ 45,258     $ 44,745       $     6
Ratio of Expenses to Average Net Assets(d)(e)             1.41%        1.36%         1.48%(f)
Ratio of Net Investment Loss to Average Net Assets(e)    (0.98%)      (1.05%)       (1.03%)(f)
Portfolio Turnover Rate                                     91%          81%           55%(g)

(a)  From December 1, 2000, inception of Class, to July 31, 2001.

(b) The per share information was computed based on average shares for the year ended July 31, 2002.

(c) Based on operations for the period shown and, accordingly, is not representative of a full year.

(d) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by Investment Adviser, if applicable, which is before any expense offset arrangements (which may include custodian fees).

(e) Various expenses of the Class were voluntarily absorbed by IFG for the year ended July 31, 2003 and the period ended July 31, 2001. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.61% and 3.06% (annualized), respectively, and ratio of net investment loss to average net assets would have been (1.18%) and (2.61%) (annualized), respectively.

(f)  Annualized

(g) Portfolio Turnover is calculated at the Fund level. Represents the year ended July 31, 2001.

FINANCIAL HIGHLIGHTS

GROWTH FUND -- INVESTOR CLASS

---------------------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
                                                                                              PERIOD            YEAR
                                                                                               ENDED           ENDED
                                                          YEAR ENDED JULY 31                 JULY 31        APRIL 30
---------------------------------------------------------------------------------------------------------------------
                                            2003         2002         2001         2000         1999(a)         1999
PER SHARE DATA
Net Asset Value -- Beginning of Period  $   1.64     $   3.08     $   8.47     $   6.75     $   5.15        $   6.06
=====================================================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Income (Loss)(c)            (0.01)       (0.03)       (0.05)       (0.00)       (0.00)           0.02
Net Gains or (Losses) on Securities
  (Both Realized and Unrealized)            0.17        (1.39)       (4.27)        2.48         2.11            0.69
=====================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS            0.16        (1.42)       (4.32)        2.48         2.11            0.71
=====================================================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS            0.00         0.02         1.07         0.76         0.51            1.62
=====================================================================================================================
Net Asset Value -- End of Period        $   1.80     $   1.64     $   3.08     $   8.47     $   6.75        $   5.15
=====================================================================================================================

TOTAL RETURN                               9.76%      (46.28%)     (56.43%)      38.42%       42.06%(d)        13.42%

RATIOS
Net Assets -- End of Period
  ($000 Omitted)                        $462,978     $525,365     $1,251,042   $2,008,680   $1,232,908      $747,739
Ratio of Expenses to Average Net
  Assets(e)                                1.81%        1.55%          1.16%        1.02%      1.03%(f)        1.04%
Ratio of Net Investment Income (Loss) to
  Average Net Assets                      (0.63%)      (1.20%)        (0.96%)      (0.63%)    (0.08%)(f)       0.37%
Portfolio Turnover Rate                     114%         129%           129%         168%       134%(d)         153%

(a)  From September 1, 1998 to July 31, 1999.

(b) The per share information was computed based on average shares for the years ended July 31, 2003, 2002 and 2001.

(c) Net Investment Loss aggregated less than $0.01 on a per share basis for the year ended July 31, 2000 and the period ended July 31, 1999.

(d) Based on operations for the period shown and, accordingly, is not representative of a full year.

(e) Ratio is based on Total Expenses of the Class, which is before any expense offset arrangements (which may include custodian, distribution and transfer agent fees).

(f)  Annualized

FINANCIAL HIGHLIGHTS

GROWTH FUND -- CLASS A & CLASS B
----------------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                             CLASS A                              CLASS B
                                                          YEAR     PERIOD                      YEAR     PERIOD
                                                         ENDED      ENDED                     ENDED      ENDED
                                                       JULY 31    JULY 31                   JULY 31    JULY 31
-----------------------------------------------------------------------------------------------------------------
                                                          2003       2002(a)                   2003       2002(a)
PER SHARE DATA
Net Asset Value -- Beginning of Period                $   1.64   $   2.34                  $   1.63   $   2.34
=================================================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Loss                                      (0.02)     (0.01)                    (0.01)     (0.01)
Net Gains or (Losses) on Securities (Both Realized
  and Unrealized)                                         0.17      (0.69)                     0.17      (0.70)
=================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                          0.15      (0.70)                     0.16      (0.71)
=================================================================================================================
Net Asset Value -- End of Period                      $   1.79   $   1.64                  $   1.79   $   1.63
=================================================================================================================

TOTAL RETURN(c)                                          9.15%    (29.91%)(d)                 9.82%    (30.34%)(d)

RATIOS
Net Assets -- End of Period ($000 Omitted)            $ 1,363    $    87                   $   137    $    39
Ratio of Expenses to Average Net Assets(e)(f)           1.62%      1.65%(g)                  2.26%      2.30%(g)
Ratio of Net Investment Loss to Average Net Assets(f)  (0.58%)    (0.89%)(g)                (1.13%)    (1.59%)(g)
Portfolio Turnover Rate                                  114%       129%(h)                   114%       129%(h)

(a)  From April 1, 2002, inception of Class, to July 31, 2002.

(b) The per share information for each class was computed based on average shares for the period ended July 31, 2002.

(c) The applicable sales charge for Class A or CDSC for Class B is not included in the Total Return calculation.

(d) Based on operations for the period shown and, accordingly, is not representative of a full year.

(e) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements (which may include custodian fees).

(f) Various expenses of each Class were voluntarily absorbed by IFG for the year ended July 31, 2003 and the period ended July 31, 2002. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.68% and 1.99% (annualized), respectively, for Class A and 8.94% and 4.56% (annualized), respectively, for Class B and ratio of net investment loss to average net assets would have been (0.64%) and (1.23%) (annualized), respectively, for Class A and (7.81%) and (3.85%) (annualized), respectively, for Class B.

(g)  Annualized

(h) Portfolio Turnover is calculated at the Fund level. Represents the year ended July 31, 2002.

FINANCIAL HIGHLIGHTS

GROWTH FUND -- CLASS C
-------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
                                                                                              PERIOD
                                                                                               ENDED
                                                               YEAR ENDED JULY 31            JULY 31
-------------------------------------------------------------------------------------------------------
                                                         2003         2002         2001         2000(a)
PER SHARE DATA
Net Asset Value -- Beginning of Period               $   1.60     $   3.05     $   8.44     $   8.26
=======================================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Loss                                     (0.03)       (0.05)       (0.03)       (0.05)
Net Gains or (Losses) on Securities (Both Realized
  and Unrealized)                                        0.18        (1.38)       (4.29)        0.23
=======================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                         0.15        (1.43)       (4.32)        0.18
=======================================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS                         0.00         0.02         1.07         0.00
=======================================================================================================
Net Asset Value -- End of Period                     $   1.75     $   1.60     $   3.05     $   8.44
=======================================================================================================

TOTAL RETURN(c)                                         9.38%      (47.07%)     (56.67%)       2.18%(d)

RATIOS
Net Assets -- End of Period ($000 Omitted)           $ 3,103      $ 3,669      $  9,108     $ 3,213
Ratio of Expenses to Average Net Assets(e)(f)           2.27%        3.03%         2.04%      1.76%(g)
Ratio of Net Investment Loss to Average Net Assets(f)  (1.09%)      (2.69%)       (1.82%)    (1.54%)(g)
Portfolio Turnover Rate                                  114%         129%          129%       168%(h)

(a)  From February 15, 2000, inception of Class, to July 31, 2000.

(b) The per share information was computed based on average shares for the period ended July 31, 2000.

(c)  The applicable CDSC is not included in the Total Return calculation.

(d) Based on operations for the period shown and, accordingly, is not representative of a full year.

(e) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by Investment Adviser, if applicable, which is before any expense offset arrangements (which may include custodian fees).

(f) Various expenses of the Class were voluntarily absorbed by IFG for the year ended July 31, 2003. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 4.36% and ratio of net investment loss to average net assets would have been (3.18%).

(g)  Annualized

(h) Portfolio Turnover is calculated at the Fund level. Represents the year ended July 31, 2000.

FINANCIAL HIGHLIGHTS
GROWTH FUND -- CLASS K

-----------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
                                                                                                    PERIOD
                                                                                                     ENDED
                                                                         YEAR ENDED JULY 31        JULY 31
-----------------------------------------------------------------------------------------------------------
                                                                        2003            2002        2001(a)
PER SHARE DATA
Net Asset Value -- Beginning of Period                           $      1.50    $       3.03  $     5.41
===========================================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Loss                                                    (0.01)          (0.02)      (0.02)
Net Gains or (Losses) on Securities (Both Realized and Unrealized)      0.16           (1.49)      (2.36)
===========================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                                        0.15           (1.51)      (2.38)
===========================================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS                                        0.00            0.02        0.00
===========================================================================================================
Net Asset Value -- End of Period                                 $      1.65    $       1.50  $     3.03
===========================================================================================================

TOTAL RETURN                                                          10.00%         (50.02%)   (43.99%)(c)

RATIOS
Net Assets -- End of Period ($000 Omitted)                       $     2,197    $      2,888  $       8
Ratio of Expenses to Average Net Assets(d)(e)                          1.72%           2.32%      2.96%(f)
Ratio of Net Investment Loss to Average Net Assets(e)                 (0.55%)         (1.91%)    (2.72%)(f)
Portfolio Turnover Rate                                                 114%            129%       129%(g)

(a)  From December 1, 2000, inception of Class, to July 31, 2001.

(b) The per share information was computed based on average shares for the year ended July 31, 2003 and the period ended July 31, 2001.

(c) Based on operations for the period shown and, accordingly, is not representative of a full year.

(d) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by Investment Adviser, if applicable, which is before any expense offset arrangements (which may include custodian fees).

(e) Various expense of the Class were voluntarily absorbed by IFG for the year ended July 31, 2003. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 2.79% and ratio of net investment loss to average net assets would have been (1.62%).

(f)  Annualized

(g) Portfolio Turnover is calculated at the Fund level. Represents the year ended July 31, 2001.

FINANCIAL HIGHLIGHTS
GROWTH & INCOME FUND -- INVESTOR CLASS

---------------------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
                                                                                              PERIOD            YEAR
                                                                                               ENDED           ENDED
                                                          YEAR ENDED JULY 31                 JULY 31        APRIL 30
---------------------------------------------------------------------------------------------------------------------
                                            2003         2002         2001         2000         1999(a)         1999
PER SHARE DATA
Net Asset Value -- Beginning of Period  $   6.22     $  10.21     $  18.93     $  15.37     $  14.54        $  10.00
=====================================================================================================================
INCOME FROM INVESTMENT OPERATIONS(c)
Net Investment Loss(d)                     (0.02)       (0.08)       (0.00)       (0.00)       (0.00)          (0.00)
Net Gains or (Losses) on Securities
  (Both Realized and Unrealized)            0.47        (3.81)       (7.93)        4.60         0.83            5.22
=====================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS            0.45        (3.89)       (7.93)        4.60         0.83            5.22
=====================================================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS            0.00         0.10         0.79         1.04         0.00            0.68
=====================================================================================================================
Net Asset Value -- End of Period        $   6.67     $   6.22     $  10.21     $  18.93     $  15.37        $  14.54
=====================================================================================================================

TOTAL RETURN                               7.23%      (38.37%)     (43.25%)      30.79%        5.71%(e)     53.07%(e)

RATIOS
Net Assets -- End of Period
  ($000 Omitted)                        $ 44,362     $ 44,018     $ 88,409     $ 200,584    $ 61,316        $ 53,994
Ratio of Expenses to Average Net
  Assets(f)(g)                             1.50%        1.50%        1.51%         1.46%       1.52%(h)       1.52%(h)
Ratio of Net Investment Loss to Average
  Net Assets(g)                           (0.27%)      (0.98%)      (0.99%)       (0.85%)     (0.45%)(h)     (0.25%)(h)
Portfolio Turnover Rate                     164%          82%         218%          177%         46%(e)        121%(e)

(a)  From May 1, 1999 to July 31, 1999.

(b)  From July 1, 1998, inception of Class, to April 30, 1999.

(c) The per share information was computed based on average shares for the years ended July 31, 2003 and 2002.

(d) Net Investment Loss aggregated less than $0.01 on a per share basis for the years ended July 31, 2001 and 2000 and the periods ended July 31, 1999 and April 30, 1999.

(e) Based on operations for the period shown and, accordingly, is not representative of a full year.

(f) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements (which may include custodian fees).

(g) Various expenses of the Class were voluntarily absorbed by IFG for the years ended July 31, 2003, 2002, 2001 and 2000 and the periods ended July 31, 1999 and April 30, 1999. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 2.70%, 2.40%, 1.69%, 1.46%, 1.75% (annualized) and 1.71% (annualized), respectively, and ratio of net investment loss to average net assets would have been (1.47%), (1.88%), (1.17%), (0.85%), (0.68%) (annualized) and
     (0.44%) (annualized), respectively.

(h)  Annualized

FINANCIAL HIGHLIGHTS
GROWTH & INCOME FUND -- CLASS A & CLASS B

----------------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                             CLASS A                              CLASS B
                                                          YEAR     PERIOD                      YEAR     PERIOD
                                                         ENDED      ENDED                     ENDED      ENDED
                                                       JULY 31    JULY 31                   JULY 31    JULY 31
-----------------------------------------------------------------------------------------------------------------
                                                          2003       2002(a)                   2003       2002(a)
PER SHARE DATA
Net Asset Value -- Beginning of Period                $   6.22   $   8.54                  $   6.19   $   8.54
=================================================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Loss                                      (0.07)     (0.02)                    (0.09)     (0.02)
Net Gains or (Losses) on Securities (Both
  Realized and Unrealized)                                0.53      (2.30)                     0.51      (2.33)
=================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                          0.46      (2.32)                     0.42      (2.35)
=================================================================================================================
Net Asset Value -- End of Period                      $   6.68  $    6.22                  $   6.61   $   6.19
=================================================================================================================

TOTAL RETURN(c)                                          7.40%    (27.17%)(d)                 6.61%    (27.40%)(d)

RATIOS
Net Assets -- End of Period ($000 Omitted)            $   351   $    45                    $   102    $     6
Ratio of Expenses to Average Net Assets(e)(f)            1.60%     1.60%(g)                   2.25%      2.30%(g)
Ratio of Net Investment Loss to Average Net Assets(f)   (0.27%)   (1.04%)(g)                 (0.92%)    (1.80%)(g)
Portfolio Turnover Rate                                  .164%       82%(h)                    164%        82%(h)

(a)  From April 1, 2002, inception of Class, to July 31, 2002.

(b) The per share information for each class was computed based on average shares for the period ended July 31, 2002.

(c) The applicable sales charge for Class A or CDSC for Class B is not included in the Total Return calculation.

(d) Based on operations for the period shown and, accordingly, is not representative of a full year.

(e) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements (which may include custodian fees).

(f) Various expenses of each Class were voluntarily absorbed by IFG for the year ended July 31, 2003 and the period ended July 31, 2002. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 2.41% and 4.55% (annualized), respectively, for Class A and 11.60% and 62.08% (annualized), respectively, for Class B, and ratio of net investment loss to average net assets would have been (1.08%) and (3.99%) (annualized), respectively, for Class A and (10.27%) and (61.58%) (annualized), respectively, for Class B.

(g)  Annualized

(h) Portfolio Turnover is calculated at the Fund level. Represents the year ended July 31, 2002.

FINANCIAL HIGHLIGHTS

GROWTH & INCOME FUND -- CLASS C
-------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
                                                                                              PERIOD
                                                                                               ENDED
                                                               YEAR ENDED JULY 31            JULY 31
-------------------------------------------------------------------------------------------------------
                                                         2003         2002         2001         2000(a)
PER SHARE DATA
Net Asset Value -- Beginning of Period               $   6.10     $  10.09     $  18.87     $  18.19
=======================================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Loss                                     (0.06)       (0.05)       (0.03)       (0.13)
Net Gains or (Losses) on Securities (Both Realized
  and Unrealized)                                        0.45        (3.84)       (7.96)        0.81
=======================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                         0.39        (3.89)       (7.99)        0.68
=======================================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS                         0.00         0.10         0.79         0.00
=======================================================================================================
Net Asset Value -- End of Period                     $   6.49     $   6.10     $  10.09     $  18.87
=======================================================================================================

TOTAL RETURN(c)                                          6.39%      (38.83%)     (43.72%)      3.74%(d)

RATIOS
Net Assets -- End of Period ($000 Omitted)           $  1,067     $  1,231     $  2,142     $ 1,388
Ratio of Expenses to Average Net Assets(e)(f)            2.25%        2.25%        2.27%       2.00%(g)
Ratio of Net Investment Loss to Average Net Assets(f)   (1.04%)      (1.72%)      (1.78%)     (1.63%)(g)
Portfolio Turnover Rate                                   164%          82%         218%        177%(h)

(a)  From February 15, 2000, inception of Class, to July 31, 2000.

(b) The per share information was computed based on average shares for the period ended July 31, 2000.

(c)  The applicable CDSC is not included in the Total Return calculation.

(d) Based on operations for the period shown and, accordingly, is not representative of a full year.

(e) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by Investment Adviser, if applicable, which is before any expense offset arrangements (which may include custodian fees).

(f) Various expenses of the Class were voluntarily absorbed by IFG for the years ended July 31, 2003, 2002 and 2001. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 4.51%, 3.33% and 2.32%, respectively, and ratio of net investment loss to average net assets would have been (3.30%), (2.80%) and (1.83%), respectively.

(g)  Annualized

(h) Portfolio Turnover is calculated at the Fund level. Represents the year ended July 31, 2000.

FINANCIAL HIGHLIGHTS

GROWTH & INCOME FUND -- CLASS K
-----------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                             PERIOD
                                                                                              ENDED
                                                                 YEAR ENDED JULY 31         JULY 31
------------------------------------------------------------------------------------------------------
                                                             2003                 2002         2001(a)
PER SHARE DATA
Net Asset Value -- Beginning of Period                   $   6.20            $   10.21     $  15.22
======================================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Loss                                         (0.06)               (0.08)       (0.02)
Net Gains or (Losses) on Securities (Both Realized
  and Unrealized)                                            0.50                (3.83)       (4.99)
======================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                             0.44                (3.91)       (5.01)
======================================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS                             0.00                 0.10         0.00
======================================================================================================
Net Asset Value -- End of Period                         $   6.64            $    6.20     $  10.21
======================================================================================================

TOTAL RETURN                                                 7.10%              (38.57%)   (32.92%)(c)

RATIOS
Net Assets -- End of Period ($000 Omitted)               $   205             $   58        $    10
Ratio of Expenses to Average Net Assets(d)(e)               1.70%              1.70%          1.81%(f)
Ratio of Net Investment Loss to Average Net Assets(e)      (0.46%)            (1.18%)        (1.31%)(f)
Portfolio Turnover Rate                                      164%                82%           218%(g)

(a)  From December 1, 2000, inception of Class, to July 31, 2001.

(b) The per share information was computed based on average shares for the period ended July 31, 2001.

(c) Based on operations for the period shown and, accordingly, is not representative of a full year.

(d) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements (which may include custodian fees).

(e) Various expenses of the Class were voluntarily absorbed by IFG for the years ended July 31, 2003 and 2002 and the period ended July 31, 2001. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 7.51%, 30.95% and 2.68% (annualized), respectively, and ratio of net investment loss to average net assets would have been (6.27%), (30.43%) and (2.18%) (annualized), respectively.

(f)  Annualized

(g) Portfolio Turnover is calculated at the Fund level. Represents the year ended July 31, 2001.

FINANCIAL HIGHLIGHTS
MID-CAP GROWTH FUND -- INSTITUTIONAL CLASS

-----------------------------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                         PERIOD                                                     PERIOD
                                                          ENDED                                                      ENDED
                                                        JULY 31                         YEAR ENDED APRIL 30       APRIL 30
-----------------------------------------------------------------------------------------------------------------------------
                                                           2003(a)       2003       2002       2001       2000        1999(b)
PER SHARE DATA
Net Asset Value -- Beginning of Period                 $  12.69      $  14.94   $  14.78   $  19.03   $  12.76    $  10.00
=============================================================================================================================
INCOME FROM INVESTMENT OPERATIONS(c)
Net Investment Loss                                       (0.03)        (0.11)     (0.15)(d)  (0.13)     (0.12)      (0.02)
Net Gains or (Losses) on Securities (Both Realized
  and Unrealized)                                          1.38         (2.14)      0.31(d)   (2.38)      6.41        2.78
=============================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                           1.35         (2.25)      0.16      (2.51)      6.29        2.76
=============================================================================================================================
Less Dividends and Distributions                           0.00          0.00       0.00       1.64       0.02        0.00
Tax Return of Capital                                      0.00          0.00       0.00       0.10       0.00        0.00
=============================================================================================================================
TOTAL DISTRIBUTIONS                                        0.00          0.00       0.00       1.74       0.02        0.00
=============================================================================================================================
Net Asset Value -- End of Period                       $  14.04      $  12.69   $  14.94   $  14.78   $  19.03    $  12.76
=============================================================================================================================

TOTAL RETURN                                             10.64%(e)    (15.06%)     1.08%    (13.60%)    49.49%      27.50%(e)

RATIOS
Net Assets -- End of Period ($000 Omitted)             $ 1,269       $ 1,111    $ 2,538    $ 19,742   $ 17,703    $ 6,185
Ratio of Expenses to Average Net Assets(f)(g)            1.30%(h)      1.30%      1.30%       1.30%      1.31%      1.30%(h)
Ratio of Net Investment Loss to
  Average Net Assets(g)                                 (0.93%)(h)    (0.83%)    (1.06%)     (0.90%)    (0.95%)    (0.68%)(h)
Portfolio Turnover Rate                                    23%(e)        50%        23%         41%        42%        24%(e)

(a)  From May 1, 2003 to July 31, 2003, the Fund's current fiscal year end.

(b)  From September 10, 1998, inception of Class, to April 30, 1999.

(c) The per share information was computed based on average shares for the period ended July 31, 2003 and the year ended April 30, 2003.

(d)  Per share data has been restated.

(e) Based on operations for the period shown and, accordingly, is not representative of a full year.

(f) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements (which may include custodian fees).

(g) Various Expenses of the Class were voluntarily absorbed by IFG for the period ended July 31, 2003 and the year ended April 30, 2003. Various Expenses were voluntarily absorbed by IFG for the period of October 2, 2001 to April 30, 2002 and by Pell Rudman Trust Company, N.A. for the period of May 1, 2001 to October 1, 2001, representing the year ended April 30, 2002. Various Expenses were voluntarily absorbed by Pell Rudman Trust Company, N.A. for the years ended April 30, 2001 and 2000 and the period ended April 30, 1999. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 3.15% (annualized), 3.35%, 2.29%, 1.88%, 2.48% and 7.74% (annualized), respectively, and ratio of net investment loss to average net assets would have been (2.78%) (annualized), (2.88%), (2.05%), (1.48%), (2.12%) and (7.12%) (annualized), respectively.

(h)  Annualized

FINANCIAL HIGHLIGHTS

MID-CAP GROWTH FUND -- INVESTOR CLASS
---------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                               PERIOD               PERIOD
                                                                ENDED                ENDED
                                                              JULY 31             APRIL 30
---------------------------------------------------------------------------------------------
                                                                 2003(a)              2003(b)
PER SHARE DATA
Net Asset Value -- Beginning of Period                       $  12.66             $  11.66
=============================================================================================
INCOME FROM INVESTMENT OPERATIONS(c)
Net Investment Loss                                             (0.01)               (0.07)
Net Gains on Securities (Both Realized and Unrealized)           1.35                 1.07
=============================================================================================
TOTAL FROM INVESTMENT OPERATIONS                                 1.34                 1.00
=============================================================================================
Net Asset Value -- End of Period                             $  14.00             $  12.66
=============================================================================================

TOTAL RETURN                                                   10.58%(d)             8.58%(d)

RATIOS
Net Assets -- End of Period ($000 Omitted)                   $  3,798             $ 2,536
Ratio of Expenses to Average Net Assets(e)(f)                   1.55%(g)            1.55%(g)
Ratio of Net Investment Loss to Average Net Assets(f)          (1.18%)(g)          (1.01%)(g)
Portfolio Turnover Rate                                           23%(d)              50%(h)

(a)  From May 1, 2003 to July 31, 2003, the Fund's current fiscal year end.

(b)  From September 4, 2002, inception of Class, to April 30, 2003.

(c) The per share information was computed based on average shares for the period ended April 30, 2003.

(d) Based on operations for the period shown and, accordingly, is not representative of a full year.

(e) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements (which may include custodian fees).

(f) Various Expenses of the Class were voluntarily absorbed by IFG for the periods ended July 31, 2003 and April 30, 2003. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 3.55% (annualized) and 3.57% (annualized), respectively, and ratio of net investment loss to average net assets would have been (3.18%) (annualized) and (3.03%) (annualized), respectively.

(g)  Annualized

(h) Portfolio Turnover is calculated at the Fund level. Represents the year ended April 30, 2003.

FINANCIAL HIGHLIGHTS

MID-CAP GROWTH FUND -- CLASS A
-------------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                    PERIOD            YEAR          PERIOD
                                                                     ENDED           ENDED           ENDED
                                                                   JULY 31        APRIL 30        APRIL 30
-------------------------------------------------------------------------------------------------------------
                                                                      2003(a)         2003            2002(b)
PER SHARE DATA
Net Asset Value -- Beginning of Period                            $  12.65        $  14.95        $  11.80
=============================================================================================================
INCOME FROM INVESTMENT OPERATIONS(c)
Net Investment Loss(d)                                               (0.00)          (0.12)         (0.10)(e)
Net Gains or (Losses) on Securities (Both Realized and Unrealized)    1.33           (2.18)          3.25(e)
=============================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                                      1.33           (2.30)          3.15
=============================================================================================================
Net Asset Value -- End of Period                                  $  13.98        $  12.65        $ 14.95
=============================================================================================================

TOTAL RETURN(f)                                                     10.51%(g)      (15.38%)        26.69%(g)

RATIOS
Net Assets -- End of Period ($000 Omitted)                        $ 6,444         $ 5,587         $ 2,627
Ratio of Expenses to Average Net Assets(h)(i)                       1.65%(j)        1.65%           1.65%(j)
Ratio of Net Investment Loss to Average Net Assets(i)              (1.28%)(j)      (1.16%)         (1.44%)(j)
Portfolio Turnover Rate                                               23%(g)          50%             23%(k)

(a)  From May 1, 2003 to July 31, 2003, the Fund's current fiscal year end.

(b)  From October 2, 2001, inception of Class, to April 30, 2002.

(c) The per share information was computed based on average shares for the period ended April 30, 2002.

(d) Net Investment Loss aggregated less than $0.01 on a per share basis for the period ended July 31, 2003.

(e)  Per share data has been restated.

(f)  The   applicable   sales  charge  is  not  included  in  the  Total  Return
     calculation.

(g) Based on operations for the period shown and, accordingly, is not representative of a full year.

(h) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements (which may include custodian fees).

(i) Various Expenses of the Class were voluntarily absorbed by IFG for the period ended July 31, 2003, the year ended and April 30, 2003 and the period ended April 30, 2002. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 2.85% (annualized), 2.77% and 3.09% (annualized), respectively, and ratio of net investment loss to average net assets would have been (2.48%) (annualized), (2.28%) and (2.88%) (annualized), respectively.

(j)  Annualized

(k) Portfolio Turnover is calculated at the Fund level. Represents the year ended April 30, 2002.

FINANCIAL HIGHLIGHTS

MID-CAP GROWTH FUND -- CLASS B
--------------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                    PERIOD            YEAR          PERIOD
                                                                     ENDED           ENDED           ENDED
                                                                   JULY 31        APRIL 30        APRIL 30
--------------------------------------------------------------------------------------------------------------
                                                                      2003(a)         2003            2002(b)
PER SHARE DATA
Net Asset Value -- Beginning of Period                            $  12.49        $  14.86        $  11.80
==============================================================================================================
INCOME FROM INVESTMENT OPERATIONS(c)
Net Investment Loss                                                  (0.02)          (0.17)          (0.15)(d)
Net Gains or (Losses) on Securities (Both Realized
  and Unrealized)                                                     1.32           (2.20)           3.21(d)
==============================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                                      1.30           (2.37)           3.06
==============================================================================================================
Net Asset Value -- End of Period                                  $  13.79        $  12.49        $  14.86
==============================================================================================================

TOTAL RETURN(e)                                                     10.41%(f)      (15.95%)         25.93%(f)

RATIOS
Net Assets -- End of Period ($000 Omitted)                        $ 2,470         $  2,139        $ 1,106
Ratio of Expenses to Average Net Assets(g)(h)                       2.30%(i)         2.30%          2.30%(i)
Ratio of Net Investment Loss to Average Net Assets(h)              (1.92%)(i)       (1.81%)        (2.14%)(i)
Portfolio Turnover Rate                                               23%(f)           50%            23%(j)

(a)  From May 1, 2003 to July 31, 2003, the Fund's current fiscal year end.

(b)  From October 2, 2001, inception of Class, to April 30, 2002.

(c) The per share information was computed based on average shares for the period ended April 30, 2002.

(d)  Per share data has been restated.

(e)  The applicable CDSC is not included in the Total Return calculation.

(f) Based on operations for the period shown and, accordingly, is not representative of a full year.

(g) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements (which may include custodian fees).

(h) Various Expenses of the Class were voluntarily absorbed by IFG for the period ended July 31, 2003, the year ended April 30, 2003 and the period ended April 30, 2002. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 3.68% (annualized), 3.71% and 4.06% (annualized), respectively, and ratio of net investment loss to average net assets would have been (3.30%) (annualized), (3.22%) and (3.90%) (annualized), respectively.

(i)  Annualized

(j) Portfolio Turnover is calculated at the Fund level. Represents the year ended April 30, 2002.

FINANCIAL HIGHLIGHTS

MID-CAP GROWTH FUND -- CLASS C
-------------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                    PERIOD            YEAR          PERIOD
                                                                     ENDED           ENDED           ENDED
                                                                   JULY 31        APRIL 30        APRIL 30
-------------------------------------------------------------------------------------------------------------
                                                                      2003(a)         2003            2002(b)
PER SHARE DATA
Net Asset Value -- Beginning of Period                            $  12.42        $  14.84        $  11.80
=============================================================================================================
INCOME FROM INVESTMENT OPERATIONS(c)
Net Investment Loss                                                  (0.02)          (0.25)          (0.14)(d)
Net Gains or (Losses) on Securities (Both Realized and Unrealized)    1.30           (2.17)           3.18(d)
=============================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                                      1.28           (2.42)           3.04
=============================================================================================================
Net Asset Value -- End of Period                                  $  13.70        $  12.42        $  14.84
=============================================================================================================

TOTAL RETURN(e)                                                     10.31%(f)      (16.31%)         25.76%(f)

RATIOS
Net Assets -- End of Period ($000 Omitted)                        $  2,308        $  2,063        $    515
Ratio of Expenses to Average Net Assets(g)(h)                        2.30%(i)        2.30%           2.30%(i)
Ratio of Net Investment Loss to Average Net Assets(h)               (1.92%)(i)      (1.80%)         (2.13%)(i)
Portfolio Turnover Rate                                                23%(f)          50%             23%(j)

(a)  From May 1, 2003 to July 31, 2003, the Fund's current fiscal year end.

(b)  From October 2, 2001, inception of Class, to April 30, 2002.

(c) The per share information was computed based on average shares for the period ended April 30, 2002.

(d)  Per share data has been restated.

(e)  The applicable CDSC is not included in the Total Return calculation.

(f) Based on operations for the period shown and, accordingly, is not representative of a full year.

(g) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements (which may include custodian fees).

(h) Various Expenses of the Class were voluntarily absorbed by IFG for the period ended July 31, 2003, the year ended April 30, 2003 and the period ended April 30, 2002. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 3.86% (annualized), 3.88% and 4.45% (annualized), respectively, and ratio of net investment loss to average net assets would have been (3.48%) (annualized), (3.38%) and (4.28%) (annualized), respectively.

(i)  Annualized

(j) Portfolio Turnover is calculated at the Fund level. Represents the year ended April 30, 2002.

FINANCIAL HIGHLIGHTS

S&P 500 INDEX FUND -- INSTITUTIONAL CLASS
-------------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)



                                                                       YEAR ENDED JULY 31
-------------------------------------------------------------------------------------------------------------
                                                    2003         2002         2001         2000         1999
PER SHARE DATA
Net Asset Value -- Beginning of Period          $   9.23    $   12.45    $   15.07     $  14.21     $  12.01
=============================================================================================================
INCOME FROM INVESTMENT OPERATIONS(a)
Net Investment Income                               0.13         0.08         0.19         0.15         0.18
Net Gains or (Losses) on Securities
  (Both Realized and Unrealized)                    0.78        (3.11)       (2.44)        1.05         2.26
=============================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                    0.91        (3.03)       (2.25)        1.20         2.44
=============================================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS                    0.17         0.19         0.37         0.34         0.24
=============================================================================================================
Net Asset Value -- End of Period                $   9.97    $    9.23    $   12.45     $  15.07     $  14.21
=============================================================================================================

TOTAL RETURN                                       9.98%      (24.50%)     (15.09%)       8.47%       20.40%

RATIOS
Net Assets -- End of Period ($000 Omitted)      $  4,239    $   338      $   544       $  2,627     $  4,420
Ratio of Expenses to Average Net Assets(b)(c)      0.35%        0.35%       0.35%         0.36%        0.35%
Ratio of Net Investment Income to Average
  Net Assets(c)                                    1.35%        1.15%       1.03%         1.00%        1.36%
Portfolio Turnover Rate                               1%           3%         43%           13%           2%

(a) The per share information was computed based on average shares for the years ended July 31, 2003 and 2001.

(b) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements (which may include custodian fees).

(c) Various expenses of the Class were voluntarily absorbed by IFG for the years ended July 31, 2003, 2002, 2001, 2000 and 1999. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 2.18%, 7.36%, 1.84%, 1.00% and 1.17%, respectively, and ratio of net investment income (loss) to average net assets would have been (0.48%), (5.86%), (0.46%), 0.36% and 0.54%, respectively.

FINANCIAL HIGHLIGHTS

S&P 500 INDEX FUND -- INVESTOR CLASS
---------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                   YEAR ENDED JULY 31
---------------------------------------------------------------------------------------------------------
                                                2003         2002         2001         2000         1999
PER SHARE DATA
Net Asset Value -- Beginning of Period      $   9.59    $   12.78    $   15.36     $  14.39     $  12.14
=========================================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                           0.10         0.09         0.10         0.11         0.14
Net Gains or (Losses) on Securities
  (Both Realized and Unrealized)                0.82        (3.19)       (2.39)        1.09         2.29
=========================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                0.92        (3.10)       (2.29)        1.20         2.43
=========================================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS                0.10         0.09         0.29         0.23         0.18
=========================================================================================================
Net Asset Value -- End of Period            $  10.41    $    9.59    $   12.78     $  15.36     $  14.39
=========================================================================================================

TOTAL RETURN                                   9.73%      (24.33%)     (15.07%)       8.34%       20.09%

RATIOS
Net Assets -- End of Period ($000 Omitted)  $ 195,668   $ 135,578    $ 116,309     $ 92,784     $ 64,613
Ratio of Expenses to Average Net
  Assets(a)(b)                                 0.65%        0.65%        0.63%        0.63%        0.60%
Ratio of Net Investment Income to Average
  Net Assets(b)                                1.15%        0.84%        0.75%        0.74%        1.06%
Portfolio Turnover Rate                           1%           3%          43%          13%           2%

(a) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements (which may include custodian fees).

(b) Various expenses of the Class were voluntarily absorbed by IFG for the years ended July 31, 2003, 2002, 2001, 2000 and 1999. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.05%, 1.01%, 0.99%, 0.95% and 0.99%, respectively, and ratio of net investment income to average net assets would have been 0.75%, 0.48%, 0.39%, 0.43% and 0.67%, respectively.

FINANCIAL HIGHLIGHTS

SMALL COMPANY GROWTH FUND -- INVESTOR CLASS
---------------------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
                                                                                              PERIOD            YEAR
                                                                                               ENDED           ENDED
                                                          YEAR ENDED JULY 31                 JULY 31          MAY 31
---------------------------------------------------------------------------------------------------------------------
                                            2003         2002         2001         2000         1999(a)         1999
PER SHARE DATA
Net Asset Value -- Beginning of Period  $   8.41     $  12.76     $  18.50     $  13.61     $  12.08        $  11.90
=====================================================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Loss(c)                     (0.00)       (0.01)       (0.04)       (0.00)       (0.00)          (0.00)
Net Gains or (Losses) on Securities
  (Both Realized and Unrealized)            1.58        (4.34)       (4.77)        6.88         1.53            1.35
=====================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS            1.58        (4.35)       (4.81)        6.88         1.53            1.35
=====================================================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS            0.00         0.00         0.93         1.99         0.00            1.17
=====================================================================================================================
Net Asset Value -- End of Period        $   9.99     $   8.41     $  12.76     $  18.50     $  13.61        $  12.08
=====================================================================================================================

TOTAL RETURN                              18.79%      (34.09%)     (26.53%)      53.55%       12.67%(d)       12.91%

RATIOS
Net Assets -- End of Period
  ($000 Omitted)                        $ 890,227    $ 800,520     $ 1,395,113 $ 1,440,445  $ 452,861       $ 318,109
Ratio of Expenses to Average Net
  Assets(e)(f)                              1.50%        1.45%           1.29%       1.20%      1.50%(g)        1.51%
Ratio of Net Investment Loss to
  Average Net Assets(f)                    (0.94%)      (1.01%)         (0.28%)     (0.34%)    (0.69%)(g)      (0.58%)
Portfolio Turnover Rate                      119%          99%            112%        186%         41%(d)        203%

(a)  From June 1, 1999 to July 31, 1999.

(b) The per share information was computed based on average shares for the year ended July 31, 2001.

(c) Net Investment Loss aggregated less than $0.01 on a per share basis for the years ended July 31, 2003 and 2000, the period ended July 31, 1999 and the year ended May 31, 1999.

(d) Based on operations for the period shown and, accordingly, is not representative of a full year.

(e) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by Investment Adviser, if applicable, which is before any expense offset arrangements (which may include custodian fees).

(f) Various expenses of the Class were voluntarily absorbed by IFG for the years ended July 31, 2003 and 2000, the period ended July 31, 1999, and the year ended May 31, 1999. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.67%, 1.21%, 1.62% (annualized) and 1.59%, respectively, and ratio of net investment loss to average net assets would have been (1.11%), (0.35%), (0.81%) (annualized) and (0.66%), respectively.

(g)  Annualized

FINANCIAL HIGHLIGHTS

SMALL COMPANY GROWTH FUND -- CLASS A & CLASS B
----------------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                             CLASS A                              CLASS B
                                                          YEAR     PERIOD                      YEAR     PERIOD
                                                         ENDED      ENDED                     ENDED      ENDED
                                                       JULY 31    JULY 31                   JULY 31    JULY 31
-----------------------------------------------------------------------------------------------------------------
                                                          2003       2002(a)                   2003       2002(a)
PER SHARE DATA
Net Asset Value -- Beginning of Period                $   8.41   $  11.25                  $   8.41   $  11.25
=================================================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Loss                                      (0.01)     (0.02)                    (0.07)     (0.04)
Net Gains or (Losses) on Securities (Both
  Realized and Unrealized)                                1.60      (2.82)                     1.57      (2.80)
=================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                          1.59      (2.84)                     1.50      (2.84)
=================================================================================================================
Net Asset Value-- End of Period                       $  10.00   $   8.41                  $   9.91   $   8.41
=================================================================================================================

TOTAL RETURN(c)                                         18.91%    (25.24%)(d)                17.84%    (25.24%)(d)

RATIOS
Net Assets -- End of Period ($000 Omitted)            $  6,372   $  2,607                  $   408    $    67
Ratio of Expenses to Average Net Assets(e)(f)            1.38%      1.24%(g)                  2.25%      2.14%(g)
Ratio of Net Investment Loss to Average Net Assets(f)   (0.69%)    (0.74%)(g)                (1.61%)    (1.68%)(g)
Portfolio Turnover Rate                                   119%        99%(h)                   119%        99%(h)

(a)  From April 1, 2002, inception of Class, to July 31, 2002.

(b) The per share information for each class was computed using average shares for the period ended July 31, 2002.

(c) The applicable sales charge for Class A or CDSC for Class B are not included in the Total Return calculation.

(d) Based on operations for the period shown and, accordingly, is not representative of a full year.

(e) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by the Investment Adviser, if applicable, which is before any expense offset arrangements (which may include custodian fees).

(f) Various expenses of Class B were voluntarily absorbed by IFG for the year ended July 31, 2003. If such expenses had not been voluntarily absorbed for Class B, ratio of expenses to average net assets would have been 4.00% and ratio of net investment loss to average net assets would have been (3.36%).

(g)  Annualized

(h) Portfolio Turnover is calculated at the Fund level. Represents the year ended July 31, 2002.

FINANCIAL HIGHLIGHTS

SMALL COMPANY GROWTH FUND -- CLASS C
-------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
                                                                                              PERIOD
                                                                                               ENDED
                                                               YEAR ENDED JULY 31            JULY 31
-------------------------------------------------------------------------------------------------------
                                                         2003         2002         2001         2000(a)
PER SHARE DATA
Net Asset Value -- Beginning of Period               $   8.09     $  12.54     $  18.37     $  20.68
=======================================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Loss(c)                                  (0.18)       (0.18)       (0.12)       (0.00)
Net Gains or (Losses) on Securities
  (Both Realized and Unrealized)                         1.58        (4.27)       (4.78)       (2.31)
=======================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                         1.40        (4.45)       (4.90)       (2.31)
=======================================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS                         0.00         0.00         0.93         0.00
=======================================================================================================
Net Asset Value -- End of Period                     $   9.49     $   8.09     $  12.54     $  18.37
=======================================================================================================

TOTAL RETURN(d)                                        17.45%      (35.57%)     (27.24%)    (11.17%)(e)

RATIOS
Net Assets -- End of Period ($000 Omitted)           $ 1,673      $ 1,087      $  2,034     $ 1,926
Ratio of Expenses to Average Net Assets(f)(g)           2.25%        2.25%         2.13%    1.83%(h)
Ratio of Net Investment Loss to Average Net Assets(g)  (1.73%)      (1.81%)       (1.12%)    (0.91%)(h)
Portfolio Turnover Rate                                  119%          99%          112%       186%(i)

(a)  From February 15, 2000, inception of Class, to July 31, 2000.

(b) The per share information was computed based on average shares for the year ended July 31, 2002.

(c) Net Investment Loss aggregated less than $0.01 on a per share basis for the period ended July 31, 2000.

(d)  The applicable CDSC is not included in the Total Return calculation.

(e) Based on operations for the period shown and, accordingly, is not representative of a full year.

(f) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by the Investment Adviser, if applicable, which is before any expense offset arrangements (which may include custodian fees).

(g) Various expenses of the Class were voluntarily absorbed by IFG for the years ended July 31, 2003 and 2002. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 3.55% and 2.70%, respectively, and ratio of net investment loss to average net assets would have been (3.03%) and (2.26%), respectively.

(h)  Annualized

(i) Portfolio Turnover is calculated at the Fund level. Represents the year ended July 31, 2000.

FINANCIAL HIGHLIGHTS

SMALL COMPANY GROWTH FUND -- CLASS K
--------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
                                                            YEAR                 PERIOD
                                                           ENDED                  ENDED
                                                         JULY 31                JULY 31
--------------------------------------------------------------------------------------------
                                                            2003                   2002(a)
PER SHARE DATA
Net Asset Value -- Beginning of Period                  $   8.43              $   11.76
============================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Loss                                        (0.01)                 (0.05)
Net Gains or (Losses) on Securities
  (Both Realized and Unrealized)                            1.57                  (3.28)
============================================================================================
TOTAL FROM INVESTMENT OPERATIONS                            1.56                  (3.33)
============================================================================================
Net Asset Value -- End of Period                        $   9.99              $    8.43
============================================================================================

TOTAL RETURN                                               18.51%                (28.32%)(c)

RATIOS
Net Assets -- End of Period ($000 Omitted)              $ 95,105              $  66,451
Ratio of Expenses to Average Net Assets(d)(e)               1.70%                 1.17%(f)
Ratio of Net Investment Loss to Average Net Assets(e)      (1.12%)               (0.80%)(f)
Portfolio Turnover Rate                                      119%                   99%(g)

(a)  From December 17, 2001, inception of Class, to July 31, 2002.

(b) The per share information was computed based on average shares for and the period ended July 31, 2002.

(c) Based on operations for the period shown and, accordingly, is not representative of a full year.

(d) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by the Investment Adviser, if applicable, which is before any expense offset arrangements (which may include custodian fees).

(e) Various expenses of the Class were voluntarily absorbed by IFG for the year ended July 31, 2003. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 3.12% and ratio of net investment loss to average net assets would have been (2.54%).

(f)  Annualized

(g) Portfolio Turnover is calculated at the Fund level. Represents the year ended July 31, 2002.

FINANCIAL HIGHLIGHTS

VALUE EQUITY FUND-- INVESTOR CLASS
---------------------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
                                                                                              PERIOD            YEAR
                                                                                               ENDED           ENDED
                                                          YEAR ENDED JULY 31                 JULY 31          MAY 31
---------------------------------------------------------------------------------------------------------------------
                                            2003         2002         2001         2000         1999(a)         1999
PER SHARE DATA
Net Asset Value -- Beginning of Period  $  16.23     $  21.19     $  25.15     $  29.61     $  25.68        $  28.30
=====================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                       0.16         0.11         0.11         0.11         0.17            0.26
Net Gains or (Losses) on Securities
  (Both Realized and Unrealized)            1.14        (4.29)       (0.15)       (1.96)        6.25           (0.43)
=====================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS            1.30        (4.18)       (0.04)       (1.85)        6.42           (0.17)
=====================================================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS            0.16         0.78         3.92         2.61         2.49            2.45
=====================================================================================================================
Net Asset Value -- End of Period       $   17.37     $  16.23     $  21.19     $  25.15     $  29.61        $  25.68
=====================================================================================================================

TOTAL RETURN                               8.10%      (20.28%)       0.20%       (6.52%)      25.41%(b)       (1.06%)

RATIOS
Net Assets -- End of Period
  ($000 Omitted)                       $  97,713     $ 125,313    $ 198,905    $ 248,944    $ 369,982       $ 349,984
Ratio of Expenses to Average Net
  Assets(c)(d)                             1.30%         1.30%        1.31%        1.31%        1.27%(e)        1.15%
Ratio of Net Investment Income to
  Average Net Assets(d)                    0.99%         0.55%        0.48%        0.40%         0.63%(e)       0.86%
Portfolio Turnover Rate                      67%           43%          54%          67%           22%(b)         48%

(a)  From September 1, 1998 to July 31, 1999.

(b) Based on operations for the period shown and, accordingly, is not representative of a full year.

(c) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by Investment Advisor, which is before any offset arrangements (which may include custodian fees).

(d) Various expenses of the Class were voluntarily absorbed by IFG for the years ended July 31, 2003, 2002, 2001 and 2000, the period ended July 31, 1999 and the year ended August 31, 1998. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.86%, 1.64%, 1.53%, 1.44%, 1.38% (annualized) and 1.19%, respectively, and ratio of net investment income to average net assets would have been 0.43%, 0.21%, 0.26%, 0.27%, 0.52% (annualized) and 0.82%, respectively.

(e)  Annualized

FINANCIAL HIGHLIGHTS

VALUE EQUITY FUND -- CLASS A & CLASS B
----------------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                             CLASS A                              CLASS B
                                                          YEAR     PERIOD                      YEAR     PERIOD
                                                         ENDED      ENDED                     ENDED      ENDED
                                                       JULY 31    JULY 31                   JULY 31    JULY 31
-----------------------------------------------------------------------------------------------------------------
                                                          2003       2002(a)                   2003       2002(a)
PER SHARE DATA
Net Asset Value -- Beginning of Period                $  16.09   $  20.20                  $  16.18   $  20.20
=================================================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Income (Loss)                              0.16       0.06                      0.02      (0.01)
Net Gains or (Loss) on Securities
  (Both Realized and Unrealized)                          1.10      (3.98)                     1.16      (3.86)
=================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                          1.26      (3.92)                     1.18      (3.87)
=================================================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS                          0.24       0.19                      0.05       0.15
=================================================================================================================
Net Asset Value -- End of Period                     $   17.11  $   16.09                  $  17.31   $  16.18
=================================================================================================================

TOTAL RETURN(c)                                          7.94%    (19.46%)(d)                 7.30%    (19.21%)(d)

RATIOS
Net Assets -- End of Period ($000 Omitted)           $   340   $   163                     $   235    $   242
Ratio of Expenses to Average Net Assets(e)(f)            1.40%    1.39%(g)                    2.05%     1.95%(g)
Ratio of Net Investment Income (Loss) to Average
  Net Assets(f)                                          1.01%    0.51%(g)                    0.23%    (0.22%)(g)
Portfolio Turnover Rate                                    67%      43%(h)                      67%       43%(h)

(a)  From April 1, 2002, inception of Class, to July 31, 2002.

(b) The per share information for Class B was computed based on average shares for the period July 31, 2002.

(c) The applicable sales charge for Class A or CDSC for Class B is not included in the Total Return calculation.

(d) Based on operations for the period shown and, accordingly, is not representative of a full year.

(e) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by the Investment Adviser, if applicable, which is before any expense offset arrangements (which may include custodian fees).

(f) Various Expenses of each Class were voluntarily absorbed by IFG for the year ended July 31, 2003. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 2.75% for Class A and 3.48% for Class B, and ratio of net investment loss to average net assets would have been (0.34%) for Class A and (1.20%) for Class B.

(g)  Annualized

(h) Portfolio Turnover is calculated at the Fund level. Represents the year ended July 31, 2002.

FINANCIAL HIGHLIGHTS

VALUE EQUITY FUND -- CLASS C
-------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
                                                                                              PERIOD
                                                                                               ENDED
                                                               YEAR ENDED JULY 31            JULY 31
-------------------------------------------------------------------------------------------------------
                                                         2003         2002         2001         2000(a)
PER SHARE DATA
Net Asset Value -- Beginning of Period               $  15.89     $  20.82     $  24.90     $  24.72
=======================================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Income (Loss)                             0.03        (0.02)       (0.06)       (0.06)
Net Gains or (Losses) on Securities
  (Both Realized and Unrealized)                         1.13        (4.24)       (0.14)        0.45
=======================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                         1.16        (4.26)       (0.20)        0.39
=======================================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS                         0.02         0.67         3.88         0.21
=======================================================================================================
Net Asset Value -- End of Period                     $  17.03     $  15.89     $  20.82     $  24.90
=======================================================================================================

TOTAL RETURN(c)                                         7.30%      (20.98%)      (0.49%)       1.52%(d)

RATIOS
Net Assets -- End of Period ($000 Omitted)           $ 1,224      $ 1,684      $  1,024     $   96
Ratio of Expenses to Average Net Assets(e)(f)           2.05%        2.05%         2.04%      2.13%(g)
Ratio of Net Investment Income (Loss) to Average
  Net Assets(f)                                         0.20%       (0.12%)       (0.23%)    (0.49%)(g)
Portfolio Turnover Rate                                   67%          43%           54%        67%(h)

(a)  From February 15, 2000, inception of Class, to July 31, 2000.

(b) The per share information was computed based on average shares for the years ended July 31, 2003, 2002 and 2001.

(c)  The applicable CDSC is not included in the Total Return calculation.

(d) Based on operations for the period shown and, accordingly, is not representative of a full year.

(e) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements (which may include custodian fees).

(f) Various expenses of the Class were voluntarily absorbed by IFG for the years ended July 31, 2003, 2002 and 2001 and the period ended July 31, 2000. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 3.56% 2.79%, 2.29% and 2.22% (annualized), respectively, and ratio of net investment loss to average net assets would have been (1.31%), (0.86%), (0.48%) and (0.58%) (annualized), respectively.

(g)  Annualized

(h) Portfolio Turnover is calculated at the Fund level. Represents the year ended July 31, 2000.

OTHER INFORMATION

UNAUDITED

The table below provides information about each of the Independent and  Interested Directors.  Their affiliations represent their principal occupations.
                                                                                      NUMBER OF
                                                                                      FUNDS IN
                          POSITION(S) HELD WITH                                       FUND
                          COMPANY, TERM OF                                            COMPLEX         OTHER
                          OFFICE AND LENGTH          PRINCIPAL OCCUPATION(S)          OVERSEEN BY     DIRECTORSHIPS
NAME, ADDRESS AND AGE     OF TIME SERVED*            DURING PAST FIVE YEARS*          DIRECTOR        HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS

Bob A. Baker              Vice Chairman of           Consultant (2000-present).       48
37 Castle Pines Dr. N.    the Board                  Formerly, President and
Castle Rock, Colorado     (Since 2003)               Chief Executive Officer
                                                     (1988-2000) of AMC Cancer
Age: 66                                              Research Center, Denver,
                                                     Colorado. Until Mid-December
                                                     1988, Vice Chairman of the
                                                     Board of First Columbia
                                                     Financial Corporation,
                                                     Englewood, Colorado;
                                                     formerly, Chairman of the
                                                     Board and Chief Executive
                                                     Officer of First Columbia
                                                     Financial Corporation.

Sueann Ambron, Ph.D.      Director                   Dean of the Business School,     48
University of Colorado    (Since 2003)               College of Business,
at Denver                                            University of Colorado of
1250 14th Street                                     Denver (2000-present).
Denver, Colorado                                     Formerly, President and
                                                     Chief Executive Officer of
Age: 58                                              Avulet, Inc., Sunnyvale,
                                                     California (1998-1999), Vice
                                                     President and General
                                                     Manager, Multimedia Services
                                                     Division, Motorola, Inc.,
                                                     Schaumburg, Illinois
                                                     (1996-1998).

Victor L. Andrews, Ph.D.  Director                   Professor Emeritus, Chairman     48
34 Seawatch Drive                                    Emeritus and Chairman and
Savannah, Georgia                                    CFO of the Roundtable of the
                                                     Department of Finance of
Age: 73                                              Georgia State University;
                                                     and President, Andrews
                                                     Financial Associates, Inc.
                                                     (consulting firm). Formerly,
                                                     member of the faculties of
                                                     the Harvard Business School;
                                                     and the Sloan School of
                                                     Management of MIT.

Lawrence H. Budner        Director                   Trust Consultant. Formerly,      48
7608 Glen Albens Circle                              Senior Vice President and
Dallas, Texas                                        Senior Trust Officer of
                                                     InterFirst Bank, Dallas,
Age: 73                                              Texas.

OTHER INFORMATION

UNAUDITED

                                                                                      NUMBER OF
                                                                                      FUNDS IN
                          POSITION(S) HELD WITH                                       FUND
                          COMPANY, TERM OF                                            COMPLEX         OTHER
                          OFFICE AND LENGTH          PRINCIPAL OCCUPATION(S)          OVERSEEN BY     DIRECTORSHIPS
NAME, ADDRESS AND AGE     OF TIME SERVED*            DURING PAST FIVE YEARS*          DIRECTOR        HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
James T. Bunch            Director                   Co-President and Founder of       48
3600 Republic Plaza                                  Green, Manning & Bunch,
370 Seventeenth Street    (since 2000)               Ltd., Denver, Colorado
Denver, Colorado                                     (1988-present); Director and
                                                     Vice President of Western
Age: 60                                              Golf Association and Evans
                                                     Scholars Foundation; and
                                                     Excutive Committee, United
                                                     States Golf Association.
                                                     Formerly, General Counsel
                                                     and Director of Boettcher &
                                                     Company, Denver, Colorado;
                                                     and formerly, Chairman and
                                                     Managing Partner of Davis,
                                                     Graham & Stubbs, Denver,
                                                     Colorado.

Gerald J. Lewis           Director                   Chairman of Lawsuit              48              Director of General Chemical
701 "B" Street            (since 2000)               Resolution Services, San                         Group, Inc., Hampdon, New
Suite 2100                                           Diego, California                                Hampshire (1996-present).
San Diego, California                                (1987-present). Formerly,                        Director of Wheelabrator
                                                     Associate Justice of the                         Technologies, Inc., Fisher
                                                     California Court of Appeals;                     Scientific, Inc., Henley
Age: 69                                              and of Counsel, Latham &                         Manufacturing, Inc., and
                                                     Watkins, San Diego,                              California Coastal Properties,
                                                     California (1987-1997).                          Inc.

John W. McIntyre          Director                   Retired. Trustee of Gables       48
7 Piedmont Center                                    Residential Trust.  Trustee
Suite 100                                            and Chairman of the J.M. Tull
Atlanta, Georgia                                     Charitable Foundation;
                                                     Director of Kaiser Foundation
Age: 72                                              Health Plans of Georgia, Inc.
                                                     Formerly, Vice Chairman of
                                                     the Board of Directors of The
                                                     Citizens and Southern
                                                     Corporation and Chairman of
                                                     the Board and Chief Executive
                                                     Officer of The Citizens and
                                                     Southern Georgia Corporation
                                                     and The Citizens and Southern
                                                     National Bank. Formerly,
                                                     Trustee of INVESCO Global
                                                     Health Sciences Fund and
                                                     Trustee of Employee's
                                                     Retirement System of Georgia,
                                                     Emory University.

Larry Soll, Ph. D.        Director                   Retired. Formerly, Chairman       48             Director of Synergen since
2358 Sunshine Canyon Dr.  (since 1997)               of the Board (1987-1994),                        incorporation in 1982;
Boulder, Colorado                                    Chief Executive Officer                          Director of Isis
                                                     (1982-1989 and 1993-1994) and                    Pharmaceuticals, Inc.
Age: 61                                              President (1982-1989) of
                                                     Synergen Inc.; and formerly,
                                                     Trustee of INVESCO Global
                                                     Health Sciences Fund.

OTHER INFORMATION

UNAUDITED

                                                                                      NUMBER OF
                                                                                      FUNDS IN
                          POSITION(S) HELD WITH                                       FUND
                          COMPANY, TERM OF                                            COMPLEX         OTHER
                          OFFICE AND LENGTH          PRINCIPAL OCCUPATION(S)          OVERSEEN BY     DIRECTORSHIPS
NAME, ADDRESS AND AGE     OF TIME SERVED*            DURING PAST FIVE YEARS*          DIRECTOR        HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTORS AND OFFICERS

These directors are "interested persons" of IFG as defined in the Act, and they are interested persons by virtue of the fact that he/she is an officer or director of IFG, IDI or an affiliate of IFG.

Mark H. Williamson        Chairman of the Board      President and Chief Executive    48
4350 South Monaco Street  (since 1999). Formerly,    Officer AIM Investment
Denver, Colorado          President (1998-2002);     Management and Chief
                          and Chief Executive        Executive Officer of the AIM
Age: 52                   Officer (1998-2002).       Division of AMVESCAP PLC
                                                     (2003-present). Formerly,
                                                     Chief Executive Officer,
                                                     Managed Products Division,
                                                     AMVESCAP PLC (2001-present).
                                                     Formerly, Chairman of the
                                                     Board (1998-2002), President
                                                     (1998-2002), and Chief
                                                     Executive Officer (1998-2002)
                                                     of INVESCO Funds Group, Inc.
                                                     and of INVESCO Distributors,
                                                     Inc. Formerly, Chief
                                                     Operating Officer and
                                                     Chairman of the Board of
                                                     INVESCO Global Health
                                                     Sciences Fund; formerly,
                                                     Chairman and Chief Executive
                                                     Officer of NationsBanc
                                                     Advisors, Inc.; and formerly,
                                                     Chairman of NationsBanc
                                                     Investments, Inc.

Raymond R. Cunningham     President (2003-present),  President (2003-present) and     48              Director of INVESCO Funds
4350 South Monaco Street  Chief Executive Officer    Chief Executive Officer                          Group, Inc. and Chairman of
Denver, Colorado          (2003-present) and         (2003-present) of INVESCO                        the Board of INVESCO
                          Director (2001-present).   Funds Group, Inc.;                               Distributors, Inc.
Age: 52                   Formerly, Vice President   Chairman of the Board (2003-
                          (2001-2002).               present), President
                                                     (2003-present), and Chief
                                                     Executive Officer
                                                     (2003-present) of INVESCO
                                                     Distributors, Inc. Formerly,
                                                     Chief Operating Officer
                                                     (2002-2003) and Senior Vice
                                                     President (1999-2002) of
                                                     INVESCO Funds Group, Inc. and
                                                     INVESCO Distributors, Inc.;
                                                     and Formerly, Senior Vice
                                                     President of GT Global -
                                                     North America (1992-1998).

Richard W. Healey         Director                   Senior Vice President of         40              Director of INVESCO Funds
4350 South Monaco Street  (since 2000)               INVESCO Funds Group, Inc.;                       Group, Inc. and INVESCO
Denver, Colorado                                     Senior Vice President of                         Distributors, Inc.
                                                     INVESCO Distributors, Inc.
Age: 48                                              Formerly, Senior Vice
                                                     President of GT Global -
                                                     North America (1996-1998) and
                                                     The Boston Company
                                                     (1993-1996).

OTHER INFORMATION

UNAUDITED

                                                                                      NUMBER OF
                                                                                      FUNDS IN
                          POSITION(S) HELD WITH                                       FUND
                          COMPANY, TERM OF                                            COMPLEX         OTHER
                          OFFICE AND LENGTH          PRINCIPAL OCCUPATION(S)          OVERSEEN BY     DIRECTORSHIPS
NAME, ADDRESS AND AGE     OF TIME SERVED*            DURING PAST FIVE YEARS*          DIRECTOR        HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
Glen A. Payne             Secretary                  Senior Vice President,
4350 South Monaco Street                             General Counsel and Secretary
Denver, Colorado                                     of INVESCO Funds Group, Inc.;
                                                     Senior Vice President,
Age: 55                                              Secretary and General Counsel
                                                     of INVESCO Distributors, Inc.
                                                     Formerly, Secretary of
                                                     INVESCO Global Health
                                                     Sciences Fund; General
                                                     Counsel of INVESCO Trust
                                                     Company (1989-1998); and
                                                     employee of a U.S. regulatory
                                                     agency, Washington, D.C.
                                                     (1973-1989).

Ronald L. Grooms          Chief Accounting           Senior Vice President and                        Director of INVESCO Funds
4350 South Monaco Street  Officer, Chief             Treasurer of INVESCO Funds                       Group, Inc. and INVESCO
Denver, Colorado          Financial Officer          Group, Inc.; and Senior Vice                     Distributors, Inc.
                          and Treasurer              President and Treasurer of
Age: 56                                              INVESCO Distributors, Inc.
                                                     Formerly, Treasurer and
                                                     Principal Financial and
                                                     Accounting Officer of INVESCO
                                                     Global Health Sciences Fund;
                                                     and Senior Vice President and
                                                     Treasurer of INVESCO Trust
                                                     Company (1988-1998).

William J. Galvin, Jr.    Assistant Secretary        Senior Vice President and                        Director of INVESCO Funds
4350 South Monaco Street                             Assistant Secretary of                           Group, Inc. and INVESCO
Denver, Colorado                                     INVESCO Funds Group, Inc.;                       Distributors, Inc.
                                                     and Senior Vice President and
Age: 46                                              Assistant Secretary of
                                                     INVESCO Distributors, Inc.
                                                     Formerly, Trust Officer of
                                                     INVESCO Trust Company
                                                     (1995-1998).

Pamela J. Piro            Assistant Treasurer        Vice President and Assistant
4350 South Monaco Street                             Treasurer of INVESCO Funds
Denver, Colorado                                     Group, Inc.; and Assistant
                                                     Treasurer of INVESCO
Age: 42                                              Distributors, Inc. Formerly,
                                                     Assistant Vice President
                                                     (1996-1997).

Tane T. Tyler             Assistant Secretary        Vice President and Assistant
4350 South Monaco Street  (since 2002)               General Counsel of INVESCO
Denver, Colorado                                     Funds Group, Inc.

Age: 38

* Except as otherwise indicated, each individual has held the position(s) shown for at least the last five years.

The Statement of Additional Information ("SAI") includes additional information about Fund directors and is available, without charge, upon request. To obtain a free copy of the current SAI, call 1-800-525-8085.

For dividends paid during the fiscal year ended May 31, 2003, the Funds designate qualified dividend income to the maximum extent allowable.

[INVESCO ICON] INVESCO(R)

1-800-525-8085
1-800-959-4246

Automated AIM Investor Line: 1-800-246-5463
AIMinvestments.com


Effective 7/1/03 A I M Distributors, Inc.,(SM) became the distributor of the retail INVESCO funds
11 Greenway Plaza, Suite 100, Houston, Texas 77046

This information must be preceded or accompanied by a current prospectus.

AEQ  900514   09/03    I-STO-AR-1

ITEM 2.  CODE OF ETHICS


             INVESCO FUNDS GROUP, INC. & INVESCO DISTRIBUTORS, INC.
                      CODE OF ETHICS AND BUSINESS POLICIES
                                REVISED JULY 2002

                                  INTRODUCTION
                                  ------------

INVESCO's code of ethics and business policies adhere strictly to sound investment principles and practices and to the highest of ethical standards. Our policies are intended to ensure full conformity to the rules and regulations of our regulatory organizations.

The responsibility for following the policies and procedures rests with you, the employee. While INVESCO has a variety of procedures to oversee compliance, a conscientious, professional, and ethical attitude on your part will ensure that we fulfill the rules, regulations and business customs of our industry.

Every attempt has been made to cover all requirements, however, your good judgment is required for the success of INVESCO's compliance program. You should be familiar with the procedures and policies in this manual.

Occasionally, questions may arise which cannot be answered through this manual. In this instance, questions should be directed to the Legal & Compliance department.

Disciplinary sanctions such as suspension, with or without pay, or termination of employment may be imposed against any person who fails to adhere to the policies and procedures set forth in this manual.

On an annual basis, each INVESCO officer, director, and employee will be required to provide a written certification that he or she has read and understands the policies in the manual, recognizing that he or she is subject to the policies. In addition, on an annual basis each INVESCO officer, director, and employee will be required to certify in writing the disclosure of all personal securities transactions and reportable accounts.

     Questions regarding the contents of this manual should be directed to:

         Stephanie Barres, Director Broker Dealer Compliance, ext. 6475

               Jim Lummanick, Chief Compliance Officer, ext. 6526

                                 CODE OF ETHICS
                                 --------------

As members of an organization serving the public, all employees are guided in their actions by the highest ethical and professional standards.

1.   The  general  conduct  of all  employees  must  at all  times  reflect  the professional nature of the business we are in. INVESCO employees are judicious, accurate, objective and reasonable in dealing with both clients and other parties. The personal integrity of all employees must be beyond the slightest shadow of a doubt.
2. All INVESCO personnel must act within the spirit and the letter of all federal, state, and local laws and regulations pertaining to the securities business.
3. At all times, the interest of the client has precedence over any personal interest.
4. All officers, directors and employees shall obtain prior written approval before placing a securities transaction (as listed in the following INVESCO policies).
5. INVESCO personnel will not accept compensation of any sort for services, from any outside source without the permission of the CEO or their representative.
6. When personal interests conflict with the interests of INVESCO and its clients, the employee will report the conflict to the Legal & Compliance department for resolution.
7. Recommendations and actions of INVESCO are confidential and private matters between INVESCO and its clients. It is INVESCO's policy to prohibit, prior to general public release, the transmission, distribution or communication of any information regarding securities transaction of client accounts except to broker/dealers in the ordinary course of business.
8. No information obtained during the course of employment regarding particular securities (including reports and recommendations of INVESCO) may be transmitted, distributed, or communicated to anyone who is not affiliated with INVESCO. In addition, an employee in possession of this information may not use this information for their own personal gain.
9. The policies and guidelines set forth in this Code of Ethics must be strictly adhered to by all INVESCO employees. Severe disciplinary actions, including dismissal, may be imposed for violations of this Code, including the guidelines that follow.

                                FIDUCIARY CONDUCT
                                -----------------

The following principles will assist us as INVESCO and AMVESCAP employees in governing our conduct as fiduciaries:

1. AMVESCAP seeks to maintain the same high fiduciary standards throughout the world, even though those standards may not be legally required, or even recognized, in some countries.

2. Clients must be provided with timely and accurate information regarding their accounts.

3. Processes have been established for the proper maintenance, control and protection of client assets. Fiduciary assets must be segregated from AMVESCAP assets and property.

4. Fiduciary duties are delegated only when the client consents, and where permitted by applicable law. Reasonable care, skill and caution must be exercised in selection of agents and the review of their performance.

5. INVESCO and AMVESCAP are each responsible for making investment decisions on behalf of clients which conform to the prospectus, contract , or other controlling document.

6. INVESCO and all employees should seek open and responsive relationships with the various industry regulators.

                    GUIDELINES FOR AVOIDING PROHIBITED ACTS
                    ---------------------------------------

INVESCO employees are prohibited from the following ("Prohibited Acts"):

1. Soliciting or recommending purchases, sales or reinvestment in securities not in accordance with the client's investment objectives and guidelines.
2. Attempting to use their influence to cause any client account to purchase, sell or retain any securities for the purpose of seeking any form of personal gain.
3. Warranting the value or price of any security or guaranteeing its future performance.
4. Promising or representing that an issuer of securities will meet its obligations or will fulfill its investment or business objectives in the future.
5. Agreeing to protect a client against loss by repurchasing a security at some future time.
6.   Owning or taking title to any funds or assets of a client.
7. Maintaining a joint brokerage or bank account with any client; sharing any benefit, profit or loss resulting from securities transactions with any client; or entering into any business transaction with any client.
8. Borrowing money or securities from any client, regardless of the relationship between the client and INVESCO representative.
9. Owning, operating, managing or otherwise engaging in or being employed by any outside business activity on either a full-time or part-time basis without the prior written approval of the President or CEO or their representative.
10. Violating or failing to abide by INVESCO's policy designed to detect and prevent insider trading, and INVESCO policy regarding buying and selling AMVESCAP shares or ADRs.
11. Entering orders in any account for which there is no client. Any employee who becomes aware of any conduct which might violate the Prohibited Acts listed above, any laws or regulations, or improper or unauthorized actions, should report such conduct to their supervisor. Any questions about the conduct required by INVESCO should be directed to the Legal & Compliance department.

                               NEED-TO-KNOW POLICY
                               -------------------

  THIS POLICY IS TO BE READ IN CONJUNCTION WITH THE INVESCO PERSONAL SECURITIES
                               TRADING POLICIES.

In conjunction with the policies regarding insider trading and material information, INVESCO maintains a Need-to-Know Policy. This policy has been adopted to prevent even the appearance of impropriety.

As INVESCO diversifies its products and services, we must be aware that potential conflicts may arise. For instance, in the normal course of business with a retirement plan, INVESCO may receive confidential information about the plan's company (such as imminent lay-offs, poor earnings, etc.) that may be material to a portfolio manager holding the stock and trying to determine to buy or sell the securities.

In consideration of our professional responsibilities, and under law, INVESCO must not use nonpublic information improperly to benefit INVESCO, a client, or an individual. INVESCO personnel should always make every effort to avoid even the appearance of misusing nonpublic information.

In light of this, INVESCO employees who have nonpublic information must not disclose it to anyone who does not have a "need to know." This policy, also know as a "Fire Wall," is designed to keep the information confidential. While there may be times in which trading or other activities must be restricted, reliance on a successful operating Fire Wall allows INVESCO to minimize such restrictions. The Fire Wall permits INVESCO personnel in non-affected areas to continue to engage in activities involving a particular company's securities.

Under the Fire Wall policy, those on the "informed" side of the wall have a special duty to ensure that appropriate standards or confidentiality are maintained. For those on the "uninformed" side of the wall, a corresponding duty exists. All INVESCO personnel are prohibited from making any effort to obtain nonpublic information that may be in the possession of other parts of the organization. Again, INVESCO employees who have nonpublic information must not disclose it to anyone who does not have a need to know.

When material information is communicated, whether to other personnel or to those outside the organization, the second person is then "brought over the wall" and is then prohibited from effecting transactions in the concerned company securities until the information is made public. Therefore, extreme care should be taken to ensure that they are not put in a position of nonpublic information about other transactions that might prejudice or inhibit the appropriate performance of their other functions in their normal area of operation.

Any questions as to whether a piece of information is material or should not be communicated should be directed to the Legal & Compliance department of INVESCO.

                              ANTI-MONEY LAUNDERING
                              ---------------------

The attempted use of financial institutions and instruments to launder money is a significant problem that has resulted in the passage of strict laws in many countries. Money laundering attempts to disguise money derived from illegal activity including drug trafficking, terrorism, organized crime, fraud, and many other crimes. Money launderers go to great lengths to hide the sources of their funds. Among the most common stratagems are placing cash in legitimate financial institutions (such as mutual funds), layering between numerous financial institutions, and integrating the laundered proceeds back into the economy as apparently legitimate funds.

INVESCO maintains strict policies regarding this matter. Such policies are outlined in the Supervisory Procedures Manual and should be reviewed for compliance with such procedures. The manual may be obtained through the Legal & Compliance Department.

                                   AML Policy
                                   ----------

                                   ANTI-TRUST
                                   ----------

The laws of many countries are designed to protect consumers from illegal competitive actions such as price fixing and dividing markets. It is AMVESCAP's policy and practice to compete based on the merits of our products and services. We do not fix or control prices with competitors, divide up territories or markets, limit the production or sale of products, boycott certain suppliers or customers, unfairly control or restrict trade in any way, restrict a competitor's marketing practices, or disparage a competitor. We should never discuss products, pricing or markets with competitors with the intent to fix prices or divide markets.

                          INTERNATIONAL TRADE CONTROLS
                          ----------------------------

From time to time, various countries may impose restrictions upon the ability of businesses in their jurisdiction to engage in commerce with designated individuals, countries or companies. These laws are commonly referred to as boycotts or trade embargoes.

Similarly, many countries contribute the names of criminal or terrorist organizations or individuals to a common database and require financial institutions to screen customer lists against the database as part of their "Know Your Customer" obligations. We must be aware of and, where appropriate, adhere to any such restrictions.

                              GIFTS AND GRATUITIES
                              --------------------

This policy is in compliance with the National Association of Securities Dealers Regulation, Inc. (NASDR) Conduct Rule 3060 (a), which states:

No officer, director, or employee of INVESCO shall directly or indirectly accept in any one-year gifts, gratuities or favors in excess of $100 per individual per year from any one broker/dealer without the prior written approval of the Legal & Compliance Department.

In connection with the retail sale or distribution of shares of the INVESCO Funds products (retail, variable, etc.), no officer director, or employee covered by this policy may offer or pay to any broker/dealer anything of material value over $50, and no broker/dealer may solicit or accept anything of material value (over $50). See NASDR Conduct Rules 2820 & 2830.

Gifts or gratuities of any amount to any fiduciary of an existing or prospective ERISA account, or any associated person thereof, should be pre-approved in writing by the Legal & Compliance Department. The U.S. Department of Labor (DOL) has specific regulations regarding this issue which may necessitate a review for individual clients.

Lavish or frequent  entertainment may be considered a gift.

NASDR Rules require that the receipt of a gift or the giving of a gift must be documented. Recordkeeping for gifts received is maintained in the Legal & Compliance Department. Recordkeeping for National and Institutional Sales is maintained by the administrative group of that area and is to be available to regulators or Compliance upon request.

To report a gift, complete the GIFT REPORTING FORM and forward to Stephanie Barres, Mail Stop 50-101.

                          ACTIVITIES OUTSIDE OF INVESCO
                          -----------------------------

If you wish to accept a position with a corporation (public or private), charitable organization, foundation or similar group, you should seek prior approval. Submit a memorandum, detailing the proposed activity to your supervisor, the President or Chief Executive Officer and to the General Counsel. Please use the OUTSIDE ACTIVITIES FORM to report your proposed employment.

The memorandum should state the compensation or benefits, direct or indirect, that you will receive from your participation and the nature of the time commitment involved. These types of requests will be treated on a case-by-case basis with the interests of INVESCO and its clients being paramount.

                      PARTICIPATING IN A BOARD OF DIRECTORS
                      -------------------------------------

Employees may be asked to serve on the Board of Directors of another company, whether for profit or not-for-profit, charitable foundations, etc. Approval for such a position must be obtained.

If authorization to serve on the board of directors of a company is granted, the INVESCO officer, director or employee serving as a director shall refrain from any direct or indirect involvement in the consideration for purchase or sale and in the purchase or sale by any INVESCO client. For example, securities of the company of which the INVESCO officer, director or employee serves as a director, or any securities of an affiliate of such company, should not be purchased for INVESCO clients.

As an outside board member or officer, an employee may come into possession of material non-public information about the outside company, or other public companies. It is critical that a proper information barrier be in place between AMVESCAP business units and the outside organization, and that the employee does not communicate such information to other AMVESCAP employees or business units in violation of any such information barrier.

                                   GUIDELINES
                                   ----------

There is no absolute prohibition on an INVESCO employee participating in outside activities. As a practical matter, however, there may be circumstances in which it would not be in INVESCO's best interest to allow employees to participate in outside activities. The first consideration must be whether the activity will take so much of the employee's time that it will affect his or her performance. As important, however, is whether the activity will subject the employee to conflicts of interest that will reflect poorly on both him or her and INVESCO.

Our business is such that we must adhere strictly to the highest ethical standards and strive to avoid even the appearance of impropriety and conflict. It is impossible to anticipate every conflict that may arise, but activities should be limited to those that have the least probability of creating them. For example, serving on the board of a publicly traded company has clear potential for conflict, while serving on the board of a charitable organization generally does not normally pose a conflict.

Another consideration is that under the law, INVESCO and its employees must not use non-public material information improperly to benefit themselves or INVESCO's clients. It is conceivable, for example, that as an advisory board member, you may receive material non-public information about certain public companies. If this occurs, you would be prohibited from effecting transactions (either for your account or client accounts) until the information either is made available to the public or ceases to be material. You would also be required to keep the information confidential and, pursuant to our Code of Ethics and Insider Trading Policies, avoid using the information to effect trades.

Additionally, even if you are positive that you do not have any "insider information," unforeseen market events may make it look as if you did -- e.g., you sell securities of a company that subsequently reports an adverse event
(e.g., loss of a major customer, departure of key employees, etc.). It is virtually impossible to prove a negative -- that you didn't know about the event -- and it may make it difficult to win any lawsuit that is brought or to mitigate any resulting adverse publicity.

                              BUSINESS CARD POLICY
                              --------------------

It is the policy of INVESCO, that the business cards of the officers and employees of INVESCO be accurate, clear, and not misleading to the recipient. The SEC and NASDR categorize business cards as advertising material, and thus apply all general marketing rules to business cards. Accordingly, when developing and disseminating business cards, certain guidelines should be followed. Also, as with all advertising and marketing materials, approval should be obtained from the Legal & Compliance department.

Standard INVESCO business cards prepared by the Marketing Communications group meet all the necessary requirements. INVESCO Funds employees should only use business cards ordered from the Communications group.

All  business  cards  and  stationary  must  list  the  appropriate   Office  of
Supervisory Jurisdiction (OSJ) as registered with the NASD.

               ANTI-BRIBERY AND DEALINGS WITH GOVERNMENT OFFICIALS
               ---------------------------------------------------

Many of the countries in which AMVESCAP conducts its business prohibit the improper influencing of governmental officials by the payment of bribes, gifts, political contributions, lavish hospitality or by other means. Our policy requires adherence to those restrictions.

In general, all travel and entertainment we provide to governmental officials must be pre-approved within the appropriate AMVESCAP business unit. If approved, a written confirmation that such expenses do not violate local law must be obtained from an appropriate third party (e.g., the business unit's legal counsel or the government official's supervisor).

Gifts, other than those of nominal value, may not be given to or accepted from such officials. These prohibitions extend to any consultants or agents we may retain on behalf of AMVESCAP.

                EMPLOYEE POLITICAL AND CHARITABLE CONTRIBUTIONS
                -----------------------------------------------

INVESCO realizes, as active members of the community and involved citizens, its employees often participate in political and charitable projects and activities that may include donations and contributions by employees to political candidates or charitable organizations.

Although INVESCO encourages civic and community involvement by its employees, INVESCO desires to avoid any situation that raises a conflict of interest or that creates an appearance of impropriety in the context of INVESCO's business relationships. Specifically, this policy prohibits employees from making political or charitable contributions when the solicitation or request for such contributions implies that continued or future business with INVESCO depends on making such a contribution. Similarly, no contribution should be made that creates the appearance that INVESCO stands to benefit from a business relationship because of an employee's contribution.

We may not, under any circumstances, use Company funds to make political contributions without prior approval, nor may we represent our personal political views as being those of the Company.

                             CAMPAIGN CONTRIBUTIONS
                             ----------------------

Both federal and state campaign finance laws include limits on political contributions that employees may make. Under federal law, the maximum amount an individual may contribute to a political candidate is $1,000 per election. The limits imposed by state law vary.

All contributions made by employees must be entirely voluntary and should only be in an amount that is determined by the employee. Additionally, the contribution should be unlikely to influence the candidate's judgment regarding any continued or future business with INVESCO. No contributions should be made that create the appearance of any of the conflicts discussed. In no case may any contribution exceed the applicable federal or state limitations.

If an employee is unsure if a particular political contribution would be in compliance with this policy, they should consult the Legal & Compliance department.

                         CONTRACT RECORDKEEPING & REVIEW
                         -------------------------------

INVESCO requires that all contractual relationships entered into with unaffiliated entities be in writing, reviewed and approved by the Legal and Compliance Department, and fully executed by all parties. In addition, INVESCO monitors all current contracts for amendment to reflect changed circumstances, tracks the expiration date for timely renewal if necessary, superceding events, and other activities that could affect the contractual relationship.

INVESCO's Legal and Compliance Department has instituted procedures to ensure that these minimum requirements are fully met. All contracts should be submitted to the Legal & Compliance Department for review prior to signing the contract.

All signed original agreements entered into on behalf of INVESCO should be sent to the Legal & Compliance department for inclusion in the contract database and for disaster recovery purposes.

Only officers (Assistant Vice President, Vice President, and Senior Vice President) of INVESCO Funds Group, Inc., and of INVESCO Distributors, Inc., may sign contracts on behalf of INVESCO. Contact your department head to determine the appropriate officer to sign a contract.

                             PERFORMANCE DATA SOURCE
                             -----------------------

Mutual fund performance calculations provide a way to measure whether a mutual fund's investments are providing a profit to its shareholders. Performance measurement also offers a common basis for investors to compare one mutual fund against another mutual fund. To provide information that accurately reflects the financial status of a fund, the SEC and other industry organizations and accounting authorities specify various methods of computing mutual fund "performance." These methods include "total return" and "average annual return," among others.

In addition, the SEC and the NASD specify very strictly not only the performance calculation methods, but the way in which those calculations must be presented in prospectuses, advertising and sales literature, and indeed, in every communication of mutual fund "performance" to the public.

The SEC and other regulators impose penalties for violation of the various regulations relating to calculation and use of performance numbers. To ensure total compliance, INVESCO must strictly control the source and use of its mutual funds' performance statistics. The Financial Reports area of the INVESCO Portfolio Accounting Department is the sole source of INVESCO Mutual Fund performance calculations. Reference may be made to invescofunds.com website total return performance displays, as the Financial Reports department reviews this information on a daily and monthly basis.

ONLY FINANCIAL REPORTS' PERFORMANCE CALCULATIONS MAY BE USED OR REFERENCED BY ANY EMPLOYEE, CLIENT REPRESENTATIVE, OR OTHER PERSON IN ANY CAPACITY PURPORTING TO SPEAK ON BEHALF OF THE INVESCO MUTUAL FUNDS.

                                   COMPLAINTS
                                   ----------

The complaint process is governed by both the SEC and NASD. If a complaint is received in an official letter from the SEC, NASD, State or other regulatory organization, immediately send all original paperwork to Director of Broker Dealer Compliance in Legal & Compliance Department.

Complaints from shareholders are addressed through the Transfer Agency as outlined in INVESCO's Supervisory Procedures Manual.

Complaints regarding non-shareholder matters (for example, complaints regarding separately-managed accounts) are generally resolved by the Investment Division and/or Institutional Sales. The Legal & Compliance Department should be advised of the existence of such complaints and the ultimate resolution.

Employee's should ensure that all complaints are addressed in a timely fashion. Contact Legal and Compliance with questions regarding such items.

                         COMMUNICATIONS WITH REGULATORS
                         ------------------------------

It is the policy of INVESCO to cooperate fully with regulatory agencies. Most inquiries from regulators are of a routine nature. At the same time, however, even a casual inquiry from a regulatory agency may develop into a non-routine matter. This most often occurs due to misunderstandings over the information that the regulator is seeking, or statements made by people without a full knowledge of the facts. Moreover, even routine regulatory requests often involve interview with employees and production of records, which can be time-consuming. Finally, there have been instances in which persons have attempted to obtain confidential information by impersonating regulators. While such misrepresentation is blatantly illegal, it has occurred.

Our principal regulators - the Securities and Exchange Commission (SEC) and the National Association of Securities Dealers, Inc. (NASD) - are aware of the issues that their requests can raise. For that reason, the SEC, NASD and other regulators generally initiate their contacts with INVESCO through the Legal and Compliance Department. That way, the Legal and Compliance Department can ascertain quickly the scope of the inquiry and arrange to provide any information sought in a manner that is most efficient for the regulator and least disruptive to our business operations.

For these reasons, any contact by a regulatory agency must be referred immediately to the Chief Compliance Officer, Assistant General Counsel or
General Counsel. If the initial contact is made by telephone, simply and politely advise the caller that it is INVESCO's policy to direct any regulatory inquiry to the Legal and Compliance Department, and then transfer the call.

                        PENDING OR THREATENED LITIGATION
                        --------------------------------

INVESCO continuously strives to meet and exceed the highest standards in the conduct of its own business, and expects no less of the companies and personnel with which it has legal, commercial and investment relationships. However, the possibility always exists that INVESCO may become involved in litigation, either in its own respect or as a result of its advisory or other status with respect to the INVESCO Mutual Funds and its other investment accounts.

In virtually all instances, INVESCO receives formal notice of litigation by what is called "service of process." This is often done by hand delivery of the legal complaint and accompanying documents to the INVESCO offices, and, occasionally, by mail. When process is presented for service upon INVESCO Funds Group, INVESCO Distributors, Inc., the INVESCO Mutual Funds or other INVESCO affiliated entity, the INVESCO public receptionist is directed to call the INVESCO Legal & Compliance Department, which shall notify and direct an appropriate Company officer to accept such service on behalf of INVESCO. The INVESCO public receptionist and INVESCO mailroom are directed to forward to the INVESCO Legal & Compliance Department all litigation materials received via hand delivery, U.S. Postal Service, or any other delivery service.

INVESCO's General Counsel is responsible for all matters involving litigation initiated by or filed against INVESCO, although the General Counsel may delegate to selected Legal and Compliance Department staff such matters as the General Counsel deems appropriate and necessary. The General Counsel (or designee) shall coordinate with INVESCO's Company Affairs (Public Relations) department preparation and release of all litigation-related communications directed to the public. INVESCO's General Counsel reports on all pending, threatened or existing litigation to the executive management of INVESCO on a periodic basis, and as events develop, and shall proceed in litigation matters as the executive management of INVESCO may direct.

                  CORPORATE INFORMATION SYSTEMS SECURITY POLICY
                  ---------------------------------------------

This policy is an addendum to the IFG and IDI Code of Ethics and Business Policies Manual. All employees are responsible for the compliance with the Corporate Information Systems Security Policy.

Questions regarding this policy should be addressed with each employees department manager and then with their department's IT liaison.


                  INVESCO PERSONAL SECURITIES TRADING POLICIES

             (Substantially identical to the policies applicable to
                         all AMVESCAP entities Globally)

                       I. CORE PRINCIPLES (ALL EMPLOYEES)

     A. Employees have a duty to serve the best interests of clients and not to engage in conduct that is in conflict with such interests.

     B.   Employees are prohibited from misusing "inside information".

     C. Employees are permitted to acquire shares of AMVESCAP PLC ("AMVESCAP") through authorized share purchase schemes (including the AMVESCAP International Sharesave Plan) and otherwise in a manner consistent with applicable law.

     D. Employees are encouraged to invest in mutual funds, unit trusts and other collective investment vehicles sponsored by subsidiaries of AMVESCAP.

     E. Subject to certain exceptions set forth in these Policies employees are permitted to invest in other securities if they observe applicable laws and regulations and both the letter and spirit of these Policies.

             II. PROHIBITION AGAINST INSIDER TRADING (ALL EMPLOYEES)

     A. TERMS AND DEFINITIONS - As used in this Section II, certain key terms have the following meanings:

          1. "INSIDER" - The concept of "Insider" is broad, and includes at a minimum all directors, officers and employees of a company. Directors, officers and employees of AMVESCAP and its subsidiary companies are deemed to be Insiders of AMVESCAP. In addition, any person may be a temporary Insider if he/she enters into a special, confidential relationship with a company in the conduct of its affairs and, as a result, has access to non-public information developed for the company's purposes. Thus, any person associated with AMVESCAP or any of its subsidiaries may become a temporary Insider of a company which is advised by a subsidiary or for which a subsidiary performs other services. Temporary Insiders of a company may also include, for example, its attorneys, accountants, consultants and other agents, or employees of its bank lenders and major customers.

          2. "INSIDER TRADING" - While the law concerning "Insider Trading" is not static, it generally includes: (1) trading by an Insider while in possession of Material or Market/Price Sensitive Non-Public Information; (2) trading by non-insiders while in possession of Material or Market/Price Sensitive Non-Public Information either improperly obtained by the non-insider or disclosed to the non-insider by an Insider in violation of the Insider's duty to keep it confidential; and (3) communicating Material or Market/Price Sensitive Non-Public Information to others.

          3. "MATERIAL INFORMATION" (U.S. terminology) and "Market or Price Sensitive Information" (U.K. terminology) - These terms generally include (1) any information that a reasonable investor would likely consider to be important to making an investment decision; and (2) any information that is reasonably certain to have a substantial effect on the price of a company's securities.
               Examples of Material or Market/Price Sensitive Information include (but are not limited to) changes in dividends or dividend policy, earnings estimates or changes in previously released earnings estimates, developments concerning significant merger or acquisition proposals, developments in major litigation, and significant changes in management.

          4. "NON-PUBLIC INFORMATION" - Information is "non-public" until it has been effectively communicated to the market and the market has had time to "absorb" the information. For example, information found in a report filed with the Securities and Exchange Commission, or appearing in Dow Jones, Reuters Economic Services, The Wall Street Journal or other publications of general circulation would be considered public.

     B. GENERAL PROHIBITION - All Directors, officers and employees (including contract employees and part-time personnel) of AMVESCAP, its subsidiaries and affiliated companies worldwide, are prohibited from engaging in Insider Trading. This prohibition applies to both personal and client accounts.

     C. REPORTING OBLIGATION - Any Director, officer or employee (including any contract or part-time employee) who possesses or believes that he/she may possess Material or Market/Price Sensitive Non-Public Information about any issuer of securities must report the matter immediately to the Legal & Compliance department, which will review the matter and provide further instructions as to the appropriate handling of the information.

           III. POLICIES AND PROCEDURES GOVERNING PERSONAL SECURITIES
                             TRANSACTIONS GENERALLY

     A.   COVERED  PERSONS  - The  policies  and  procedures  set  forth in this
          Section III apply to Directors, officers and employees of AMVESCAP, its subsidiaries and affiliated companies ("AMVESCAP Companies") who are deemed to be "Covered Persons" as defined herein. The term "Covered Persons" includes all such Directors, officers and employees except those who have been determined to be "Exempt Persons" by the relevant management committee of an operating division of AMVESCAP or its designee ("Relevant Management Committee").

     B. EXEMPT PERSONS - An "Exempt Person" must meet all of the following criteria:

               1. Work in a position which is unrelated to any AMVESCAP Company's investment management, investment policy or investment strategy activities and who has no day-to-day access to information on current investment strategy, portfolio holdings and portfolio transactions;

               2. Demonstrate lack of day-to-day access to such information by factors such as physical separation (e.g. employment in a facility physically separated from the locations where investment-related activities occur) and lack of access to computer systems that would provide access to portfolio information;

               3. Annually sign a statement to the effect that such person has no actual access to such information, and that if he/she comes into contact with such information he/she will promptly notify the Legal & Compliance department who will determine, based on a review of the employee's circumstances, whether he/she may continue to be designated as an "Exempt Person".

                    NOTE: Each exempt person's status will be reviewed periodically by the Legal & Compliance Department. If any one of the above requirements is not met, the employee will immediately be considered to be a covered person.

     C. GENERAL POLICY

               1. Covered Persons may not engage in personal securities transactions that create an actual or potential conflict of interest with client trading activity. Thus Covered Persons have a fiduciary responsibility to ensure that all client trading activity in a security is completed before engaging in personal securities transact

               2. For purposes of this Section III the term "personal securities transaction" includes any transaction by a Covered Person for a "Covered Account", defined as any account: (a) in which a Covered Person has a direct or indirect financial interest; or (b) over which such Covered Person has direct or indirect control over the purchase or sale of securities. Such Covered Accounts may include, but are not limited to, accounts of a spouse, minor child, relative, friend, or personal business associate.

     D.   PRE-CLEARANCE REQUIREMENTS

               1.   General Requirement:

               a. A Covered Person may not engage in a personal securities transaction unless it has been pre-cleared by the Legal & Compliance department following a determination that the transaction does not give rise to an actual or potential conflict of interest with client activity in the same security. This determination shall not be made, and pre-clearance shall not be given, if there has been a client account transaction in the same security within seven (7) calendar days of the proposed personal securities transaction (the "7-Day Rule").

               b. Subject to oversight by the Relevant Management Committee, the Legal & Compliance department has responsibility for setting the policy for determining which client accounts will be matched against each Covered Person's personal securities transactions.

               c. The pre-clearance requirements and procedures set forth in this paragraph D apply to personal securities transactions in any security that is not the subject of an exception set forth in paragraph F below, and specifically apply to transactions in shares of AMVESCAP and to transactions in shares of closed-end investment companies and closed-end investment trusts managed by an AMVESCAP company.

               d. In the case of personal securities transactions involving the purchase or sale of an option on an equity security, the Legal & Compliance department will determine whether to pre-clear the transaction by matching the personal securities transaction against client account activity in both the option and the underlying security.

               e. It shall be the responsibility of the Legal & Compliance department following pre-clearance of a personal securities transaction, to monitor client account activity in the same security for the following seven (7) calendar days to determine whether the appearance of a conflict is present, either in conjunction with a particular transaction or as the result of a pattern of trading activity and, if so, whether any additional action (such as disgorgement of profits) is warranted.

          2. PRE-CLEARANCE PROCEDURES - The Legal & Compliance Department shall be responsible for setting appropriate procedures (and documentation) to carry out the pre-clearance requirements set forth in this paragraph D. These procedures shall include the following:

          a. A Covered Person must complete and submit to the Legal & Compliance department a pre-clearance request form setting forth details of each proposed personal securities transaction;

          b. The Legal & Compliance department will review the form and notify the covered person whether the request is authorized or denied (as time-stamped on the form).

               1.   Investment  Division  personnel  should seek final  approval
                    from  the  Chief  Investment   Officer;   and  Trading  Desk
                    personnel should seek approval from the Head Trader.

          c. The Covered Person is permitted to trade WITHIN ONE TRADING DAY following the date of approval. If the trade is not executed during the time period a new pre-clearance request form must be submitted.

          3.   DE MINIMIS EXEMPTION

               A pre-clearance request relating to a proposed personal securities transaction involving 2,000 or fewer shares (or 20 or fewer contracts, in the case of options) of an issuer that has at least US $1 billion (or non-US. currency equivalent) in market capitalization shall not be subject to the 7-Day Rule or other provisions of sub-paragraph D.1, provided that:

               (a) Any pre-clearance approval given for such transaction shall be valid for ten (10) calendar days only; and

               (b) The de minimis exemption may be used once every thirty (30) days for a specific security.

     E.   REPORTING REQUIREMENTS

          1. INITIAL REPORTS BY COVERED PERSONS - Within 10 days of commencement of employment each Covered Person must provide to the Legal & Compliance department a complete list of all of his or her Covered Accounts, including individual securities held within those accounts or in certificate form.
          2. REPORTS OF TRADE CONFIRMATIONS - Within (ten) 10 calendar days of settlement of each personal securities transaction, the Covered Person engaging in the transaction must submit or ensure their broker mails a duplicate copy of the broker-dealer confirmation for such transaction to the Legal & Compliance department. (Note:
               The duplicate confirmation must be generated by the broker-dealer and mailed directly to the legal/compliance department. Employee delivered Photostat copies are not acceptable unless requested by the Legal & Compliance department.)

          3. ANNUAL UPDATE AND CERTIFICATION - No later that February 1 of each year, each Covered Person must file with the legal/compliance department an annual account statement that lists, as of December 31 of each prior year, all Covered Accounts of such Covered Person and all securities holdings of such Covered Accounts. Annually, each Covered Person must execute and provide his/her legal/compliance department with a certificate of compliance with these Policies and any other personal trading policies then in effect which apply to such Covered Person.

     F.   EXCEPTIONS TO PRE-CLEARANCE AND REPORTING REQUIREMENTS

          1.   The   following   securities   are  not  subject  to  either  the
               pre-clearance requirements or the reporting requirements set forth in this Section III:

               a. Open-end mutual funds and open-end unit trusts, other than INVESCO Funds accounts.

               b. Variable annuities, variable life products and other similar unit-based insurance products issued by insurance companies and insurance company separate accounts.

               c.   U.S. (Federal)  Government  Securities,  and d. Money market
                    instruments   (as   defined   by  the  Legal  &   Compliance
                    department).

          2. INDEPENDENT DIRECTORS - Personal securities transactions of an Independent Director of AMVESCAP are not subject to either the pre-clearance or reporting requirements set forth in this Section III except with respect to personal securities transactions in the shares of AMVESCAP or shares of any closed-end investment company or investment trust served by such Independent Director in a Director or Trustee capacity. For purposes of this exception, the term "Independent Director" includes (a) any Director of AMVESCAP (i) who is neither an officer nor employee of AMVESCAP or of any AMVESCAP Company, or (ii) who is not otherwise "connected with" AMVESCAP or any AMVESCAP Company within the meaning of the London Stock Exchange Yellow Book;

          3. Personal securities transactions in the following are NOT SUBJECT TO THE PRE-CLEARANCE REQUIREMENTS set forth in this Section III BUT ARE SUBJECT TO THE REPORTING REQUIREMENTS:

                    o    INVESCO Funds mutual fund accounts;
                    o    Securities    acquired   through   automatic   dividend
                         reinvestment plans;
                    o Securities acquired through the receipt or exercise of rights or warrants issued by a company on a pro rata basis to all holders of a class of security;
                    o    A City Index (e.g., IG Index) (UK only);
                    o    Futures contracts;
                    o    Commodities contracts;
                    o Futures or Options on a stock market index, a foreign currency or commodity; and
                    o Exchange Traded Funds (ETFs) such as NASDAQ 100 shares, S & P Depository Receipts, etc.

          4. DELEGATED DISCRETIONARY ACCOUNTS - Pre-clearance is not required for transactions in a Covered Account as to which a Covered Person is not exercising power over investment discretion, provided that:

                    a. The Covered Account is the subject of a written contract providing for the delegation by the Covered Person of substantially all investment discretion to another party;

                    b. The Covered Person has provided the Legal & Compliance department with a copy of such written agreement and a Pre-Approval Request;

                    c. The Covered Person certifies in writing that he/she has not discussed, and will not discuss, potential investment decisions with the party to whom investment discretion has been delegated; and

                    d. The Covered Person complies with all reporting requirements outlined in paragraph E above, and also provides or makes provision for the delivery of monthly and/or quarterly statements of discretionary account holdings to the Legal & Compliance department.

               THE FOREGOING EXCEPTION FROM THE PRE-CLEARANCE REQUIREMENT DOES NOT APPLY TO TRANSACTIONS BY A DELEGATED DISCRETIONARY ACCOUNT IN SHARES OF AMVESCAP. All employees are required to notify parties to whom they have delegated investment discretion that such discretion may not be exercised to purchase shares of AMVESCAP and that any sales of AMVESCAP shares by a Covered Account which is the subject of delegated investment discretion are subject to the pre-clearance and reporting requirements set forth in this
               Section III and the policies and provisions set forth in Section IV below.

     G. RESTRICTIONS ON CERTAIN ACTIVITIES

     In order to avoid even the appearance of conduct that might be deemed contrary to a client's best interests, Covered Persons (other than Independent Directors of AMVESCAP) are subject to the following additional restrictions and prohibitions relating to certain investment activities and related conduct:

          1.   PROHIBITION  AGAINST TRADING IN SECURITIES ON "RESTRICTED LISTS":
               It is recognized that there may be occasions when AMVESCAP, an AMVESCAP Company, or a Covered Person who is a key executive of AMVESCAP or an AMVESCAP Company, may have a special relationship with an issuer of securities. In such occasions the Board of Directors of AMVESCAP or the Relevant Management Committee may decide to place the securities of such issuer on a "restricted list", to be maintained by the Legal & Compliance department. All employees are prohibited from engaging in any personal securities transactions in a security on a "restricted list".

          2. PROHIBITION AGAINST SHORT-TERM TRADING ACTIVITIES: Covered Persons are prohibited from profiting in an "opposite transaction" in the same security within 60 days of its purchase or sale. Generally, only those securities requiring pre-clearance are subject to this Short-Term Trading Prohibition. However, while options and futures transactions are generally not subject to this Short-Term Trading Prohibition, such transactions may not be used to circumvent the prohibition.

          3.   PROHIBITION  AGAINST SHORT SALES:
               Covered Persons are prohibited from engaging in short sales of securities.

          4.   PROHIBITION AGAINST PURCHASES IN INITIAL PUBLIC OFFERINGS:
               Covered Persons are prohibited from purchasing securities in initial public offerings except in those circumstances where different amounts of such offerings are specified for different investor types (e.g. private investors and institutional investors) and the purchase has been pre-cleared by the Legal &
               Compliance department on the basis that it is not likely to create any actual or potential conflict of interest.

          5. RESTRICTIONS ON THE PURCHASE OF RESTRICTED SECURITIES ISSUED BY PUBLIC COMPANIES:
               Generally, Covered Persons are discouraged from investing in restricted securities of public companies. A Covered Person may purchase such securities if the purchase has been pre-cleared by the Legal & Compliance department following a determination that the proposed transaction does not present any actual or potential conflict of interest.

          6.   RESTRICTIONS ON PRIVATE PLACEMENTS (INCLUDING HEDGE FUNDS):
               A Covered Person may not purchase or sell any security obtained through a private placement (including the purchase or sale of an interest in a so-called "hedge fund") unless such transaction has been pre-cleared by the Legal & Compliance department following a determination that the proposed transaction does not present any actual or potential conflict of interest.
               In addition, if a Covered Person owning securities of a privately held company knows that the company is proposing to engage in a public offering involving securities of that company (whether or not such securities are of the same class as the securities held by such Covered Person), he/she must disclose this information to the Legal & Compliance department which will determine whether further action should be taken.

          7.   PARTICIPATION IN INVESTMENT CLUBS:
               A Covered Person is prohibited from participating in an investment club unless such participation has been pre-cleared
               (form) by the Legal & Compliance department following its determination that the following conditions have been satisfied:

                    a. the Covered Person's participation does not create any actual or potential conflict of interest;

                    b.   the  Covered   Person   does  not  control   investment
                         decision-making for the investment club; and

                    c. the Covered Person has made satisfactory arrangements to ensure that duplicate trade confirmations of investment club activity and quarterly statements of investment club holdings are provided to the Legal & Compliance department by brokers acting on behalf of the investment club.

               Should the Covered Person contribute, but not necessarily control, investment decision-making for the investment club, all transactions by the investment club would be subject to pre-clearance.

               Note: Exemption from trading pre-clearance for Investment Club participation may be made by the Legal & Compliance department. Such account activity will be periodically reviewed and if deemed necessary, the pre-clearance exemption may be revoked at any time.

               THE FOREGOING EXCEPTION FROM THE PRE-CLEARANCE REQUIREMENT DOES NOT APPLY TO TRANSACTIONS IN SHARES OF AMVESCAP PLC. All employees are required to notify parties with whom they participate in investment clubs with, that the club may not purchase or sell shares of AMVESCAP without prior clearance, and such transaction in AMVESCAP shares by a Covered Account are subject to the pre-clearance and reporting requirements set forth in this Section III and the policies and provisions set forth in
               Section IV below.

     IV.  TRANSACTIONS IN SHARES OF AMVESCAP PLC

                                 (ALL EMPLOYEES)

          A. Personal securities transactions in shares of AMVESCAP PLC by Directors, officers and employees of AMVESCAP and the AMVESCAP Companies are governed by AMVESCAP's Share Dealing Code (the "Code", a copy of which is attached hereto) adopted in accordance with requirements of the London Stock Exchange. The Code is incorporated by reference and made a part of these Policies so that a violation of the Code is also deemed a violation of these Policies. Among other provisions the Code generally prohibits all trading in AMVESCAP shares during certain defined "closed periods" which are typically two calendar months before annual results and earnings announcements and one calendar month before quarterly results and earnings announcements.

          B.   The  prohibitions  against  insider  trading  set forth  above in
               Section II of these Policies and the pre-clearance and reporting provisions set forth above in Section III of these Policies apply to personal securities transactions in shares of AMVESCAP.

          C. The foregoing provisions apply to all Directors, officers and employees of AMVESCAP, including both Covered Persons and Exempt Persons as defined in Section III, and apply to all personal securities transactions by or for the benefit of such persons, including transactions in discretionary accounts maintained for such persons.

          AMVESCAP OPTIONS AND SHARES TRANSACTIONS

               Purchases and sales of AMVESCAP shares (including ordinary shares and ADRs) is any INVESCO or AMVESCAP employee benefit accounts are subject to controls enforced by the plan administrator. Accordingly, these transactions are not subject to pre-clearance. ANY OTHER PURCHASES AND SALES OF AMVESCAP ORDINARY SHARES AND ADRS, HOWEVER, ARE SUBJECT TO PRE-CLEARANCE UNDER THE ABOVE RULES AND PROCEDURES.

               Additionally, except as part of an INVESCO or AMVESCAP employee benefit program, Covered Persons are prohibited from engaging in any transactions in options on AMVESCAP securities.

     V.   ADMINISTRATION OF POLICIES (ALL EMPLOYEES)

          A. WITH THE EXCEPTION OF PART IV ABOVE, administration of these Policies is the responsibility of the various Legal & Compliance departments within the AMVESCAP group, subject to general oversight by the Relevant Management Committees.

          B. RESPONSIBILITY for the administration of these Policies as they relate to transactions in AMVESCAP shares (Part IV above) rests jointly with the AMVESCAP Company Secretary, responsible for interpretations of the Code; its Group Compliance Officer, responsible for determinations made in the event of possible violations of the Code or of these Policies; and its various Legal & Compliance departments, responsible for pre-clearance and reporting of transactions. In any event, responsibility for these Policies as they pertain to trading in AMVESCAP shares is subject to general oversight by the AMVESCAP Board of Directors.

          C.   ADMINISTRATIVE RESPONSIBILITY FOR THESE POLICIES INCLUDES:

               1. The authority to adopt such forms and procedures as may be appropriate to implement these Policies;

               2. The authority to recommend and to implement policies that are more restrictive than those set forth in these Policies;

               3. The authority, on a case by case basis, and to a limited extent, to approve exceptions from any of the prohibitions, restrictions or procedures set forth in Part III of these Policies; and

               4. The authority to review violations of the Policies and to recommend to the Relevant Management Committee (or to the AMVESCAP Board of Directors in the case of violation of the Policies set forth in Part IV), such penalties and sanctions as may be appropriate under the circumstances.

          D.   EXCEPTIONS - Where  exceptions are approved under  subparagraph C
               (3) above, a determination shall be made, in the case of each such exception, that it is consistent with the Core Principles set forth in Section I of these Policies and that it does not create an actual or potential conflict of interest. The approval of the exception and the circumstances surrounding such approval shall be noted in writing and reported to the Relevant Management Committee at the next available opportunity.

          E.   PENALTIES AND SANCTIONS

               1.   Persons  who are  found to have  violated  the  prohibitions against Insider Trading set forth in Section II of these Policies may be subject to severe penalties and sanctions including, but not limited to, disgorgement of profits and suspension or termination of employment. These penalties and sanctions shall be in addition to any penalties that may be imposed by law, including (a) civil injunctions; (b) revocation of licenses and registrations; (c) substantial fines; and/or (d) imprisonment.

               2. Persons who are found to have knowingly violated any of the other provisions of these Policies, including the pre-clearance and reporting requirements, the restrictions against certain defined activities and the rules governing trading in shares of AMVESCAP, shall be subject to a range of possible sanctions including, among other actions: (a) required special education or training; (b) letters of admonition or censure; (c) restrictions on further personal securities transactions; (d) disgorgement of profits; and
                    (e) reassignment, demotion, suspension or termination of employment.


               POLICY FOR DIRECTOR AND EMPLOYEE PERSONAL DEALINGS

                    IN THE SHARES AND OPTIONS OF AMVESCAP PLC

                          (AMVESCAP POLICY 07/18/2001)

                                  INTRODUCTION

The London Stock Exchange requires all listed companies to adopt a share dealing policy and procedures designed to prevent members of the Board of Directors and employees from improperly using material non-public information. We must comply with this policy if we wish to deal in the Ordinary Shares, American Depository Receipts ("ADRs"), or exercise share options of AMVESCAP PLC.

                          PERSONS COVERED BY THE POLICY

All members of the AMVESCAP PLC Board of Directors, Executive Board, and all employees are subject to this policy. In addition, all "connected persons" of Board members or employees are also covered.

Persons connected to directors or employees includes:

     o    Our spouses;

     o Our dependent children under the age of 18 (including adopted, illegitimate or step-children);

     o Any body corporate, or other business entity, with which the director or employee is "associated" i.e., where 20% or more of the equity share capital or voting power is controlled by the director or employee and their connected persons;

     o The trustees of any trust where the beneficiaries of the trust include any of the above connected persons (with the exception of employee share schemes and pension schemes);

     o Our business partners i.e., a person or business entity with which we share a mutual economic interest under an agreement to share that interest.

                               DEALING PROCEDURES

All of our transactions in AMVESCAP PLC ordinary shares or ADRs must be approved in advance, including those in plans or trusts sponsored by the Company. Members of the Board of Directors and Executive Board must obtain prior clearance from the Group Compliance Officer. Employees must obtain approval in accordance with the personal share dealing policies in effect in their business unit. Generally this will mean seeking approval via their local compliance team which will be notified by the Company Secretary of any dates when employees are not free to deal. Details of "close periods", namely periods when employees are not free to deal, are also circulated to all employees on the internal e-mail system.

All of our options transactions, including those through plans or trusts sponsored by the Company, must also be approved in advance. Members of the Board of Directors, Executive Board members, and employees must obtain approval from the Group Company Secretary. The Request for Authorization to Deal Form must be used for dealing in shares and ADRs. The Application Form for the Purpose of Exercises of Share Options must be used for options transactions. We are obligated to inform our connected persons that they are also subject to these requirements. Any dealing they may do must be approved as described above.

                               PROHIBITED DEALINGS

In order to prevent even the appearance of impropriety, we must be careful to deal in AMVESCAP shares or options only when not in possession of material non-public information. This includes, but is not limited to the following:

     o No share dealing within two months before the Company announces its annual results or dividends;

     o    No  share  dealing  within  one  month  before  the   announcement  of
          semi-annual or quarterly results;

     o The exercise of an option or right to purchase under an employee share scheme is generally not permissible where the final exercise date falls within the above periods, although certain transactions may be permissible depending upon the circumstances. In any event, if you are unsure as to your ability to exercise an option you should contact the Company Secretary;

     o No short term or day trading of shares or ADRs, i.e. purchases and sales within a 30 day period.

Any questions regarding this policy or procedures should be referred to the Group Compliance Officer or Group Company Secretary.


ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT


The Audit Committee of the Boards of Directors of the INVESCO Mutual Funds is composed of four of the Fund's directors who are not affiliated with the Funds' investment adviser. All members are independent. The Board has determined that each of the Committee members is "financially literate" and that at least two members have "accounting or related financial management expertise" as used in the New York Stock Exchange definitions of the terms.

Under the recently enacted Sarbanes-Oxley Act, if the Boards of Directors have not determined that an "audit committee financial expert," a new term defined by the SEC and based on criteria contained in the Act, is serving on the Audit Committee, it must disclose this fact and explain why it does not have such an expert. The Boards of Directors have determined that none of the members of the Audit Committee meet the technical requirements of the definition. Moreover, the Boards believe that for the following reasons it is not necessary for registered investment companies such as the Funds, with an audit committee that meets the New York Stock Exchange requirements of financial literacy, to have a "financial expert" as a member of the committee.

     1. The financial statements of and accounting principles applying to registered investment companies such as the Funds are relatively simple, straightforward and transparent compared to operating companies. The significant accounting issues are valuation of securities and other assets (regulated under the Investment Company Act of 1940 and computed daily), accrual of expenses, allocation of joint expenses shared with other entities such as insurance premiums and disclosures of all related party transactions. Equally important is a knowledge of the tax laws applying to registered investment companies. None of the accounting issues involving corporate America that have received recent publicity such as sophisticated derivative transactions and special purpose entities are present in financial reporting for registered investment companies.

     2. During the years that the Funds has been filing financial reports under the 1940 Act since their inception, there has never been a requirement for a financial report or statement to be restated.

     3. The current members of the Audit Committee have the experience of 23.5 years serving on this Audit Committee and in the Boards' judgement, through this experience and experience with other public corporation's financial affairs, they have an understanding of the relevant generally accepted accounting principles governing the Funds' financial statements, tax laws applying to the Funds, the Funds internal accounting controls and audit committee functions necessary to satisfy the objectives of the Sarbanes-Oxley Act with respect to the financial statements, auditing process and internal controls of the Funds.

     4. The Audit Committee has the capability of employing a consultant who satisfies the technical definition of a "financial expert" and will do so from time to time if circumstances warrant."


ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable to this filing.

ITEM 5.  [RESERVED]

ITEM 6.  [RESERVED]

ITEM 7.  NOT APPLICABLE

ITEM 8.  [RESERVED]

ITEM 9.  CONTROLS AND PROCEDURES

     (a) Based on their evaluation of the Registrant's Disclosure Controls and Procedures as of a date within 90 days of the Filing Date, the Registrant's President and Treasurer & Chief Financial and Accounting Officer have determined that the Disclosure Controls and Procedures (as defined in Rule 30a-2(c) under the Act) are designed to ensure that information required to be disclosed by the Registrant is recorded, processed, summarized and reported by the filing date, and that information required to be disclosed in the report is communicated to the Registrant's management, as appropriate, to allow timely decisions regarding required disclosure.

     (b) There were no significant changes in the Registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, and there were no corrective actions with regard to the significant deficiencies and material weaknesses.

ITEM 10. EXHIBITS

     (a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

          Not  applicable to this filing.

     (b) A separate certification for each principal executive officer and principal financial officers of the Registrant as required by Rule 30a-2 under the Act.

         "Attached hereto"

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto authorized.

INVESCO STOCK FUNDS, INC.


By:         /s/ Raymond R. Cunningham
            ------------------------------------------------------------
            Raymond R. Cunningham, President and Chief Executive Officer

Date:       October 3, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto authorized.

INVESCO STOCK FUNDS, INC.


By:         /s/ Ronald L. Grooms
            --------------------------------------------------------------------
            Ronald L. Grooms, Treasurer & Chief Financial and Accounting Officer

Date:       October 3, 2003